Exhibit 10.3

EXECUTION COPY

CONFIDENTIAL

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

ASSET SALE AND PURCHASE AGREEMENT

***

by and between

Toledo Refining Company LLC, as the Buyer,

and

SUNOCO, INC. (R&M), as the Seller

Dated as of December 2, 2010

Highly Confidential

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TABLE OF CONTENTS

(continued)

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SCHEDULES

SCHEDULE 1.1	Definitions and Interpretations
SCHEDULE 1.1 A	Seller’s Knowledge
SCHEDULE 1.1B	Buyer’s Knowledge
SCHEDULE 2.1.1	Owned Real Property
SCHEDULE 2.1.2	Leased Real Property
SCHEDULE 2.1.3	Easements
SCHEDULE 2.1.7	Licenses and Permits
SCHEDULE 2.1.10	Prepayments
SCHEDULE 2.1.11 (A)	Owned Intellectual Property
SCHEDULE 2.1.11 (B)	Licensed Intellectual Property
SCHEDULE 2.1.12	Idle Assets
SCHEDULE 2.1.14	Owned and Leased Vehicles
SCHEDULE 2.2.1	Excluded Assets: Claims
SCHEDULE 2.2.6	Excluded Assets: Contracts
SCHEDULE 2.2.7	Excluded Assets: Licenses and Permits
SCHEDULE 2.2.21	Excluded Assets: Equipment
SCHEDULE 2.2.22	Excluded Assets: Miscellaneous Assets
SCHEDULE 2.3.7	Assumed Liabilities: Miscellaneous Liabilities
SCHEDULE 2.4.8	Retained Litigation
SCHEDULE 2.6.3.2	Hydrocarbon Inventory Value
SCHEDULE 2.6.4	Participation Payment
SCHEDULE 3.1.2	Authorization of Transaction – Seller
SCHEDULE 3.2.1.2	Authorization of Transaction – Buyer
SCHEDULE 4.1.2	Real Property Exceptions
SCHEDULE 4.1.3	Sufficiency of Assets Exceptions
SCHEDULE 4.1.4(a)	Material Contracts
SCHEDULE 4.1.4(b)	Defaults Under Material Contracts
SCHEDULE 4.1.6	Compliance with Law
SCHEDULE 4.1.7.6	Tax Matters
SCHEDULE 4.1.8	Environmental Matters
SCHEDULE 4.1.8.7	Environmental Permits and Orders
SCHEDULE 4.1.8.8	Refinery Tank Inspection Dates
SCHEDULE 4.1.9	Litigation
SCHEDULE 4.1.10(A)	Employee Matters: Labor & Collective Bargaining
SCHEDULE 4.1.10(B)	Employee Matters: Claims
SCHEDULE 4.1.10(C)	Employee Matters: Contracts
SCHEDULE 4.1.11.1	Compensation and Employee Benefits
SCHEDULE 4.1.12	Intellectual Property
SCHEDULE 4.1.13	Financial Information
SCHEDULE 5.3	Operation of Business
SCHEDULE 6.5.1	Current Employees
SCHEDULE 6.5.1.1	Independent Contractors
SCHEDULE 6.5.2	Employment Offers
SCHEDULE 6.5.9	Welfare and Other Non-Pension Fringe Benefits
SCHEDULE 6.6.3.2	Non-Assignable Licensed Intellectual Property
SCHEDULE 6.7.1	Credit Support Arrangements
SCHEDULE 6.12	Pipelines
SCHEDULE 7.1.6	Conditions to the Obligations of Buyer: Governmental Consents
SCHEDULE 7.2.6	Conditions to the Obligations of Seller: Governmental Consents

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EXHIBITS

EXHIBIT A	Form of Promissory Note
EXHIBIT B	Form of Deed
EXHIBIT C	Form of Bill of Sale, Assignment and Assumption Agreement
EXHIBIT D	Form of Off-Take Agreement
EXHIBIT E	Form of Transition Services Agreement
EXHIBIT F	Form of Pipeline Rights-of-Way and Easements
EXHIBIT G	Form of Derivatives Contract Agreement
EXHIBIT H	Form of Certification of Nonforeign Status
EXHIBIT I	Form of Agency Agreement
EXHIBIT J	Form of Buyer’s Parent Guaranty
EXHIBIT K	Form of Global CAA Consent Decree Modification
EXHIBIT L	Form of Security Agreement
EXHIBIT M	Form of Mortgage Agreement
EXHIBIT N	Form of Guaranty
EXHIBIT O	Form of Seller Parent Guaranty
EXHIBIT 6.5	Employment Matters

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ASSET SALE AND PURCHASE AGREEMENT

THIS ASSET SALE AND PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 2, 2010 by and between TOLEDO REFINING COMPANY LLC, a limited liability company formed and existing under the laws of the State of Delaware (the “Buyer”), and SUNOCO, INC. (R&M), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the “Seller”). The Seller and the Buyer are referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Seller owns and operates certain refining assets and other related assets located in Toledo, Ohio; and

WHEREAS, the Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, such assets upon the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATIONS

Section 1.1 Definitions. Unless the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings set forth in Section 1.1 of Schedule 1.1.

Section 1.2 Interpretations. Unless expressly provided to the contrary in this Agreement, this Agreement shall be interpreted in accordance with the provisions set forth in Section 1.2 of Schedule 1.1.

ARTICLE 2

BASIC TRANSACTIONS

Section 2.1 Purchased Assets. Subject to the terms and conditions contained in this Agreement, at the Closing the Buyer shall purchase, accept and acquire from the Seller, and the Seller shall sell, convey, assign, transfer and deliver to the Buyer, all of the Seller’s right, title and interest immediately prior to the Closing in and to the Facilities and the following described properties and assets, including all properties and assets necessary to conduct the Business, except to the extent that such properties and assets are Excluded Assets (collectively, the “Purchased Assets”):

2.1.1 Owned Real Property. The real property and pipelines owned in fee identified in Schedule 2.1.1, together with all Facilities (the “Owned Real Property”).

2.1.2 Leased Real Property. The Seller’s right, title and interest, as lessor, lessee, sub-lessee or sub-lessor in and to the leasehold estates and the related lease or sublease agreements (the “Real Property Leases”) respecting land, buildings, fixtures and real property improvements (whether owned or leased), together with all construction work-in-progress in respect of same (the “Leased Real Property”). all of which are identified in Schedule 2.1.2.

2.1.3 Easements. The easements, rights of way, property use agreements, line rights and real property licenses and permits (including permits from railroads and road crossing permits or other rights-of-way permits from any Governmental Authority) appurtenant to the Seller’s ownership of the Owned Real Property or the Seller’s lease of the Leased Real Property or used by, or necessary for the operation or conduct of the Purchased Assets or Business, including all easements identified in Schedule 2.1.3 (the “Easements”).

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2.1.4 Hydrocarbon Inventory. All of the Seller’s Hydrocarbon Inventory (including all FTZ status merchandise located at the Facilities).

2.1.5 Equipment and Non-Hydrocarbon Inventory. The Equipment and the non-hydrocarbon inventories, including the chemicals, catalysts and additives inventories and precious metals, in each case as located in or on, attached or appurtenant to, the Facilities, the Owned Real Property, or the Leased Real Property, or used by the Seller exclusively in connection with the ownership or operation of the Purchased Assets or the Business.

2.1.6 Assigned Contracts. Subject to Section 2.5, all rights and obligations of the Seller under the Contracts that relate exclusively to ownership or operation of the Purchased Assets or the Business, including the Gas Oil Exchange Agreement, the Pipeline Throughput and Deficiency Agreement, the non-branded wholesale product sales Contracts and each other Material Contract identified on Schedule 4.1.4(a), (collectively, the “Assigned Contracts”), but excluding those that are Excluded Contracts.

2.1.7 Licenses and Permits. Subject to Section 2.5, all assignable or transferable licenses and permits in favor of the Seller from any federal, state or local regulatory agencies which are necessary to and used exclusively in connection with the ownership of the Purchased Assets, including those set forth on Schedule 2.1.7 (the “Licenses and Permits”).

2.1.8 Books & Records. All of the books, records, plans, drawings, surveys, instruction and other procedural manuals, employment records (including any medical records relating to Continuing Employees, provided that the Buyer shall first obtain a signed release from each Continuing Employee, in form and substance satisfactory to the Seller, authorizing Seller to transfer such medical records to Buyer and releasing Seller and Buyer from any liability for such transfer) and training records relating to Continuing Employees and similar items located at the Facilities immediately prior to the Closing and such records which relate exclusively to the Purchased Assets and the Business (the “Books and Records”), subject to the rights of the Seller to make copies of and make non-exclusive use of the same and except to the extent such materials (a) are subject to confidentiality or non-disclosure agreements in favor of Third Parties whose consent to transfer is not obtained or (b) constitute attorney-client privileged materials or attorney work product.

2.1.9 Warranties. All warranties from Third Parties, to the extent assignable or transferable and to the extent related to the Purchased Assets, including warranties set forth in any equipment purchase agreement, construction agreement, lease agreement, consulting agreement or agreement for architectural or engineering services with respect to the Purchased Assets, it being understood that nothing in this Section 2.1.9 shall be construed as a representation by the Seller that any such warranty remains in effect or is enforceable.

2.1.10 Deposits and Prepayments. Subject to the adjustment and proration of items as of the Closing as contemplated by Sections 2.6.3 and Section 2.7, all advance payments, prepayments, prepaid expenses, deposits and other similar payments made by the Seller to the extent related to the Purchased Assets and existing as of the Closing (collectively, “Prepayments”), including those Prepayments listed by category and approximate amount on Schedule 2.1.10 as of the close of the most recent fiscal quarter ended at least one month prior to the date of this Agreement. Prior to the Closing, the amount of the Prepayments set forth on Schedule 2.1.10 shall be updated by the Seller as of two (2) Business Days prior to the scheduled Closing Date.

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2.1.11 Intellectual Property. Subject to Section 2.5, all assignable or transferable Owned Intellectual Property listed on Schedule 2.1.11(A) and Licensed Intellectual Property (including all licenses and maintenance agreements relating thereto) listed on Schedule 2.1.11(B), but not including any related software maintenance agreements except to the extent specifically provided on Schedule 2.1.11(B).

2.1.12 Idle Assets. Inactive, out-of-service or otherwise idled assets located at the Facilities or on the Owned Real Property or the Leased Real Property, all of which significant idled assets (other than on-site underground lines) are identified in Schedule 2.1.12 (the “Idle Assets”).

2.1.13 Hardware and Firmware. All computer and data processing hardware or firmware and all rights relating thereto located at the Facilities, including a computer system, the central processing unit of which is located at the Facilities or that otherwise is used by the Seller exclusively in the operation of the Business or the Facilities as currently conducted by the Seller.

2.1.14 Vehicles. All vehicles currently owned by Seller and used at the Facilities (“Owned Vehicles”) and all vehicles currently leased by Seller under fleet leases and used at the Facilities (“Leased Vehicles”) as described in Schedule 2.1.14.

2.1.15 Customer Security Arrangements. All bonds, letters of credit and other security arrangements established by any Person in favor of the Seller that relate exclusively to the Purchased Assets or the operation of the Business, to the extent transferable (with or without consent).

2.1.16 Emission Credits. Except for those previously registered to the Seller as of November 23, 2010, all emissions reductions in favor of the Seller from any federal, state or local regulatory agencies which are or were generated or derived from current or past operations of the Purchased Assets.

Section 2.2 Excluded Assets. The Purchased Assets shall not include any property or assets of Seller not described in Section 2.1 and, notwithstanding any provision to the contrary contained in Section 2.1 or elsewhere in this Agreement, the Purchased Assets shall not include any of the following specifically enumerated properties, assets, rights and interests of the Seller (the “Excluded Assets”):

2.2.1 Claims, demands, causes of action, choses in action, rights of recovery, rights of set-off, rights to refunds and similar rights in favor of the Seller or any Affiliate of the Seller of any kind to the extent (i) relating to the Excluded Assets or the Excluded Liabilities, (ii) relating to the ownership of the Purchased Assets, or operation of the Business, prior to the Closing Date, except to the extent relating to a Prepayment or to a right or obligation that extends after Closing or (iii) identified on Schedule 2.2.1.

2.2.2 Other than those Purchased Assets described in Section 2.1.11(A), all privileged or proprietary materials, documents, information, media, methods and processes owned by or licensed to the Seller or its Affiliates and any and all rights to use same, including intangible assets of an intellectual property nature such as trademarks, service marks and trade names (whether or not registered), computer software that is proprietary to the Seller or its Affiliates, or the use of which under the pertinent license therefor is limited to operation by the Seller or its Affiliates or on equipment owned by the Seller or its Affiliates, all promotional or marketing materials (including all marketing computer software), and any and all trade names under which the Seller or the Purchased Assets prior to Closing have done business or offered services, and all abbreviations and variations thereof.

2.2.3 All computer and data processing hardware or firmware, and all rights relating thereto, not located at the Facilities, other than those used by the Seller exclusively in the operation of Business or the Facilities as currently conducted by the Seller.

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2.2.4 Subject to Section 2.1.8, any and all employment and medical records of Retained Employees and any and all medical records of Current Employees, whether or not maintained at the Facilities.

2.2.5 All cash on hand and cash equivalents, including bank accounts, money market funds, temporary cash investments and other deposits, excluding the Prepayments.

2.2.6 All (i) Contracts of the Seller or any Affiliate of the Seller that do not relate exclusively to the Purchased Assets or the operation of the Business as currently conducted by the Seller, (ii) Branded Sales Contracts, and (iii) Contracts set forth on Schedule 2.2.6 (collectively, the “Excluded Contracts”).

2.2.7 All Licenses and Permits of the Seller or any Affiliate of the Seller that do not relate exclusively to the Purchased Assets or to the operation of the Business as currently conducted by the Seller, all of which material Licenses and Permits are identified in Schedule 2.2.7.

2.2.8 All of the Seller’s and any of its Affiliates’ right, title and interest in and to (i) all accounts receivable and all notes, bonds, and other evidences of indebtedness of and rights to receive payments arising out of or related to sales, services, rentals and other activities of the Business occurring in connection with and attributable to the ownership or operation of the Purchased Assets or the Business prior to the Closing, and (ii) the Credit Support Arrangements, and (iii) in each case including any rights with respect to any Third Party collection procedures or any other actions or proceedings in connection with the foregoing.

2.2.9 All of the Seller’s rights and obligations arising under any outstanding receivable or payable, which arose prior to the Closing, between any Seller, on the one hand, and any Affiliate of a Seller, on the other hand.

2.2.10 Any and all accounting and Tax files, Tax books, Tax records, Tax returns and Tax work papers related to the Purchased Assets exclusive of property tax files, provided, however, that Buyer and its representatives shall be provided reasonable access to and copies of such records as are necessary for Buyer to supplement or modify the Financial Statements, as defined below in Section 5.8.

2.2.11 All assets related to any pension, profit sharing, stock bonus, stock option, thrift or other retirement plan, medical, hospitalization, dental, life, disability, vacation or other insurance or benefit plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, bonus, benefit or other incentive plan, severance plan or other similar plan relating to the Seller, its Affiliates or their respective employees.

2.2.12 All rights, titles, claims and interests of the Seller or any Affiliate of the Seller (including any officers or directors of such Persons) (i) under any policy or agreement of insurance, (ii) under any bond, (iii) to or under any condemnation damages or awards in regard to any taking with respect to the Purchased Assets that have occurred prior to the date of this Agreement, or (iv) to any insurance or bond proceeds.

2.2.13 All rights or claims by the Seller or any Affiliate of the Seller to any Tax refund relating to the period prior to the Closing Date.

2.2.14 Any equity interest held by the Seller (or Affiliate thereof) in any Person.

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2.2.15 Any planes, communication, computer, clerical or accounting equipment presently located outside of the boundaries of the Facilities that have historically been located outside of the boundaries of the Facilities (or hereafter acquired and located outside of the boundaries of the Facilities, except for Equipment acquired in replacement of the Equipment presently located within the boundaries of the Facilities) and which is not used exclusively in connection with the ownership of the Purchased Assets or the operation of the Business as it is currently conducted by the Seller.

2.2.16 Other than the Pipeline Throughput and Deficiency Agreement and the Owned Real Property, all rights, titles, claims and interests of the Seller or any Affiliate of the Seller to any agreements, deeds, leases, easements, franchises, licenses, permits and other documents respecting pipelines and pipeline rights.

2.2.17 All forecasts, financial information or financial statements and proprietary manuals (except rights to use manuals specific to and necessary for the operation of the Business as it is currently operated by the Seller) prepared or used by the Seller to the extent not relating exclusively to the Business and all copies of and subscriptions to Third Party reports.

2.2.18 All books, documents, records and files prepared in connection with or relating in any way to the transactions contemplated by this Agreement, including analyses relating in any way to the Purchased Assets, the Assumed Liabilities and the Facilities.

2.2.19 All rights of the Seller under or pursuant to this Agreement and the other agreements and transactions contemplated hereby.

2.2.20 All rights in or to the franchise of the Seller to be a corporation or its charter, corporate minute books, stock books and other records relating to its corporate existence and capitalization.

2.2.21 The Equipment identified on Schedule 2.2.21, which Schedule also includes significant equipment owned by Third Parties that is located at the Facilities and affixed to the Owned Real Property.

2.2.22 Miscellaneous assets, if any, identified by category on Schedule 2.2.22.

2.2.23 Any other assets, properties and rights of the Seller or any of its Affiliates that are not used exclusively in the ownership of the Purchased Assets or the operation of the Business as it is currently conducted by the Seller.

The Buyer shall permit the Seller to store (without charge by the Buyer for storage and without liability by the Buyer) any and all of the Excluded Assets at the Facilities for a period of up to one hundred eighty (180) days following the Closing, and the Seller may remove at any time and from time to time, during such one hundred eighty (180) day period, the Excluded Assets from the Facilities (at the Seller’s expense), provided that the Seller shall do so in a manner that does not unduly or unnecessarily disrupt the Buyer’s normal business activities at the Facilities.

Section 2.3 Assumed Liabilities. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Buyer shall assume and pay, discharge and perform as and when due all of the Liabilities accruing or arising out of the Business or the Purchased Assets after the Closing, other than the Excluded Liabilities (the “Assumed Liabilities”), in accordance with their respective terms and subject to their respective conditions, including the following liabilities and obligations:

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2.3.1 All Liabilities which accrue, are caused by, arise out of, are associated with, are in respect of, or are incurred, in each case, at any time from and after the Closing, in connection with the Purchased Assets, the Business, the ownership or operation of the Purchased Assets or the operation or conduct of the Business after Closing, including all obligations which arise or accrue under the Real Property Leases and all obligations (including delivery obligations) which arise or accrue under the Assigned Contracts, and any other Liability of the Seller or any of its Affiliates (including those related to letters of credit and performance bonds) which is in the nature of a guaranty of the foregoing.

2.3.2 All Liabilities associated with the Purchased Assets or the Business for which the Buyer is liable pursuant to ARTICLE 10 hereof.

2.3.3 All of the obligations that exist at Closing pursuant to Section 6.9 are expressly assumed by the Buyer, including the Buyer’s Toledo Global CAA Consent Decree Obligations, the SRU Consent Order Obligations, unless terminated, and the NEP Settlement Obligations.

2.3.4 Subject to the Seller’s obligations as provided in Section 6.5, all Liabilities with respect to the Continuing Employees arising from their employment on and after the Closing Date and all Liabilities arising out of any selection or pre-employment process applied by the Buyer to the Current Employees.

2.3.5 The Liabilities of the Seller under open purchase orders or other accounts payable relating to the Purchased Assets that were entered into by the Seller in operation of the Business in the Ordinary Course of Business prior to the Closing and which provide for and to the extent of the delivery of goods or services on or following the Closing.

2.3.6 Except to the extent constituting Retained Environmental Liabilities, all Environmental Liabilities and Costs of Compliance resulting or arising from the ownership, operation or conduct of the Business or Purchased Assets after the Closing Date attributable to any of the following (“Assumed Environmental Liabilities”):

2.3.6.1 Subject to any applicable rebuttable presumption as set forth at Section 2.4.4.4, an event or occurrence (including any Release of Hazardous Substances) on or after the Closing Date resulting from mechanical defects or flaws in the Purchased Assets other than the land itself as of the Closing Date or by a failure before the Closing Date to maintain such Purchased Assets regardless of whether such condition or state constitutes a violation of Environmental Laws;

2.3.6.2 the condition of Equipment or other Purchased Assets that constitute tangible personal property as of the Closing;

2.3.6.3 the construction, modification, expansion, reconstruction, shutdown, demolition, operation or use of the Purchased Assets or any other assets by the Buyer after the Closing Date;

2.3.6.4 the coming into force of, or the change in, any Environmental Law or Environmental Permit relating to the operation of the Purchased Assets (including any new or modified cleanup standard or requirement for Remedial Work);

2.3.6.5 Environmental Liabilities which result from any investigations or preparatory or exploratory measures on or after the Closing Date that (a) the Buyer was not required to carry out or conduct under applicable Environmental Laws and that are unreasonable under the Prudent Businessperson Standard, or (b) are as a result of Governmental Interactions or communications or interactions with a Governmental Authority by Buyer that are unreasonable under the Prudent

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Businessperson Standard (“Voluntary Actions”). Notwithstanding the provisions of this Section 2.3.6.5 hereof, Voluntary Actions shall not include (i) ongoing monitoring in systems in place at the Closing Date; (ii) Environmental Testing performed in the ordinary course of business of Buyer such as testing required for third party financing or insurance purposes, geophysical studies of building foundations or in connection with maintenance, operation, construction, remodeling or demolish and rebuild work on the Purchased Assets, (iii) Buyer or its Affiliates is ordered, directed or requested to conduct such Environmental Testing by any Governmental Authority, (iv) such Environmental Testing is conducted as a result of and reasonably necessary to respond to a Release that occurs after the Closing Date or the migration or movement of Hazardous Substances after the Closing Date, (v) there is a good faith belief that such Environmental Testing is required by applicable Environmental Laws then in effect, (vi) such Environmental Testing is required to be performed pursuant to the terms of any landowner contract or any contract for the sale or lease of the Purchased Assets, or (vii) such Environmental Testing is conducted as a result of any claim by a third party; and

2.3.6.6 The Remedial Work for Releases or migration or movement of Hazardous Substances at or from the Purchased Assets, if any, that occur twenty (20) years or more from the Closing Date, regardless of whether such Release or migration or movement began prior to or after the Closing Date.

Section 2.4 Excluded Liabilities. Except as specifically provided in this Section 2.4, the Buyer does not assume and will not be obligated to pay, perform or other otherwise discharge any of the Liabilities of the Seller or any Affiliate of the Seller (collectively, “Excluded Liabilities”), all of which shall remain the sole responsibility of the Seller, including the following liabilities and obligations:

2.4.1 Liabilities in respect of, associated with or arising from the Excluded Assets.

2.4.2 Except for Retained Environmental Liabilities, which are set forth exclusively in 2.4.4 below and Liabilities arising out of Buyer’s selection or pre-employment processes as set forth in Section 2.3.4, all Liabilities which accrue, are caused by, arise out of, are associated with, are in respect of, or are incurred, in each case, at any time prior to the Closing, in connection with the Purchased Assets, the Business, the ownership or operation of the Purchased Assets or the operation or conduct of the Business, including all obligations which arise or accrue under the Real Property Leases and all obligations (including delivery obligations) which arise or accrue under the Assigned Contracts, prior to the Closing, and in all cases whether or not the actual claim or action for such Liabilities is brought before or after the Closing.

2.4.3 Liabilities to Third Parties for personal injury, property damage, economic loss, damages, tort, or similar causes of action, arising out of the ownership or operation of the Purchased Assets or the operation or conduct of the Business prior to the Closing Date; provided, however, that Excluded Liabilities under this Section 2.4.3 shall not in any event include any Liabilities resulting from negligence or willful misconduct of the Buyer, any of its Affiliates or any of their respective Representatives in connection with any inspection of the Purchased Assets prior to the Closing Date.

2.4.4 The following Environmental Liabilities, which shall be retained solely in accordance with and as set forth in this Section 2.4.4 (as described below and collectively, the “Retained Environmental Liabilities”):

2.4.4.1 Off-site Treatment, Storage or Disposal Prior to Closing. Environmental Liabilities (including response costs imposed under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §§ 9601 et seq., or its Ohio or other state counterpart or any other similar Environmental Law) resulting or arising from, or attributable to, (i) an off-site abandonment, disposal or storage of Hazardous Substances or an off-site Release, in either case

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occurring prior to the Closing Date in connection with the operation or use of the Purchased Assets or the conduct of the Business and any movement or migration of Hazardous Substances associated with the foregoing, or (ii) the transportation, treatment, storage or disposal at an off-site facility prior to the Closing Date of Hazardous Substances generated by the Business or at the Purchased Assets and any movement or migration of Hazardous Substances associated with the foregoing, including Releases, that occur after the Closing.

2.4.4.2 Third Party Environmental Claims. Subject to the exclusion set forth at 2.4.4.6, Liabilities resulting or arising from, connected with or attributable to, any claim by a Third Party for bodily injury, death, economic loss, damages and/or property damage to the extent resulting or arising from, connected with, attributable to, exposure to or contamination by Hazardous Substances arising from the ownership, operation or use of the Assets prior to the Closing Date and the Continuing Conditions, but excluding any Environmental Liabilities resulting or arising from, or attributable to, any claim by a Third Party for bodily injury, death, economic loss, damages or property damage to the extent resulting or arising from, or attributable to, but only to the extent of (i) the Buyer’s grossly negligent failure to conduct any active remediation required by a Governmental Authority of any Off-Site Contamination, where such failure is shown in a final unappealable order of a Governmental Authority; or (ii) the Buyer’s grossly negligent conduct of any active remediation required by a Governmental Authority of any Off-Site Contamination (“Third Party Environmental Claims”*).

2.4.4.3 Governmental Authority Environmental Claims. Subject to the exclusion set forth at 2.4.4.6, Environmental Liabilities claimed, imposed or accruing, resulting or arising from, or attributable to, any claim by a Governmental Authority following the Closing Date to the extent resulting or arising from, or attributable to, the existence on or prior to the Closing Date of Hazardous Substances arising from the ownership, operation, conduct or use of the Assets or the Business and the Continuing Conditions (“Governmental Authority Environmental Claims”).

2.4.4.4 Rebuttable Presumption of Retained Environmental Liabilities. Subject to the exclusion set forth at Section 2.4.4.5, there shall be a rebuttable presumption that Hazardous Substances, if any, found on, in or at the soil, surface water or ground water at or from the Purchased Assets that are discovered and noticed by Buyer to Seller during the first five (5) years following the Closing Date are from Continuing Conditions and are Retained Environmental Liabilities of the Seller. Upon receipt of such notice, Seller may seek to rebut the presumption by asserting in writing its right to do so under this provision within thirty (30) days of receipt of notice from Buyer. Seller may thereafter seek to rebut such presumption by engaging at its sole cost and expense an independent third party approved by Buyer, such approval not to be unreasonably withheld, conditioned or delayed. Buyer will provide such information as the selected third party deems reasonably necessary to determine within a reasonable degree of certainty whether the Release occurred after the Closing Date. If the third party can not determine within a reasonable degree of certainty that the Release initially began after the Closing Date, then the Environmental Liabilities will be Retained Environmental Liabilities.

2.4.4.5 No Retention for Voluntary Actions. The foregoing notwithstanding, Retained Environmental Liabilities shall not include any Third Party Environmental Claims or Governmental Authority Environmental Claims which result from any Voluntary Actions, as defined at Section 2.3.6.5.

2.4.4.6 No Retention after Twenty (20) Years. Retained Environmental Liabilities shall not include any Remedial Work which arise twenty (20) years or more after the Closing Date, regardless of whether such claims relate to Releases or migration or movement of Hazardous Substances that occurred prior to the Closing Date.

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2.4.4.7 Fines and Penalties. Retained Environmental Liabilities shall include any fines or penalties for violations of Environmental Laws, Environmental Permits or Orders with respect to the period prior to the Closing Date and resulting or arising from, or attributable to, the ownership, operation, conduct or use of the Purchased Assets, Business or Facilities prior to the Closing Date including any fines or penalties for such violations imposed after the Closing for conditions that existed on or prior to the Closing Date.

2.4.4.8 Change in Laws Excluded. Retained Environmental Liabilities shall not include the coming into force of, or the change in, any Environmental Law or Environmental Permit (but excluding any new or modified cleanup standard or requirement for Remedial Work) on or after the Closing Date.

2.4.5 All Liabilities associated with the Purchased Assets or the Business in respect of Taxes for which the Seller and/or its Affiliates are responsible pursuant to ARTICLE 10 hereof and any Tax that may be imposed on the ownership, operation or use of the Purchased Assets or the Business on or prior to the Closing Date.

2.4.6 Liabilities for any costs and expenses incurred by the Seller in connection with the transactions contemplated by this Agreement.

2.4.7 All Liabilities arising out of or with respect to Current Employees’, Retained Employees’, Continuing Employees’ and Former Employees’ employment with, or the termination of their employment from, Seller or its Affiliates; as well as any other Liabilities or obligations for which Seller or its Affiliates will be responsible pursuant to Section 6.5.

2.4.8 All Liabilities for (i) the Claims and Litigation set forth in Schedule 2.4.8 , which does not include any Claims and Litigation arising prior to January 1, 2007 related to any violation of any Environmental Law or any liability under any Environmental Law and (ii) any other Claims or Litigation, whether now existing or hereafter arising, which are based upon, accrue, are caused by, arise out of, are associated with, are in respect of, or are incurred, in each case, at any time prior to the Closing, in connection with the Purchased Assets, the Business, the ownership or operation of the Purchased Assets or the operation or conduct of the Business (such Claims and Litigation described in clauses (i) and (ii) are herein collectively referred to as the “Retained Litigation”).

2.4.9 Notwithstanding anything in this Agreement to the contrary, Sections 2.4.4 and 2.4.8 contains the only Environmental Liabilities to be retained by the Seller under this Agreement; provided, however, that, nothing in this Section 2.4.9 shall limit the representations and warranties of Seller contained in Section 4.1.8 or Seller’s obligations set forth in Section 6.9.

Section 2.5 No Assignment If Breach; Multi-Site Agreements.

(a) Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall not constitute an agreement to assign any Purchased Asset, or assume any Assumed Liability, if the attempted assignment or assumption of the same, as a result of the absence of the consent or authorization of a Third Party or failure of a right of first refusal or first offer notice period to expire, would constitute a breach or Default under any agreement, Encumbrance or commitment; would violate any Law; or would in any way adversely affect the rights, or increase the obligations, of the Buyer or the Seller with respect thereto. If any such consent or authorization is not obtained, or if an attempted assignment or assumption would be ineffective or would adversely affect the rights or increase the obligations of the Seller or the Buyer, with respect to any such agreement, Encumbrance or commitment, so that the Buyer would not, in fact, receive all such rights, or assume the obligations, of the Seller with respect thereto as they exist prior

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to such attempted assignment or assumption, then the Seller and the Buyer shall enter into such reasonable cooperative arrangements as may be reasonably acceptable to both the Buyer and the Seller (including sublease, agency, management, indemnity or payment arrangements and enforcement at the cost and for the benefit of the Buyer of any and all rights of the Seller against an involved Third Party) to provide for or impose upon the Buyer the benefits of such Purchased Asset or the obligations of such Assumed Liability, as the case may be. If the Parties cannot agree on any such arrangement, or any such arrangement would not be reasonably practicable, to provide the Buyer with materially all the benefits of such Purchased Asset or materially all the obligations of such Assumed Liability, as the case may be, then such Purchased Asset or Assumed Liability shall be excluded from the transactions contemplated under this Agreement and shall be deemed to be an Excluded Asset or an Excluded Liability, as the case may be, and the Parties hereto shall negotiate in good faith an equitable adjustment in the Purchase Price, or resolve any disagreement in respect to such adjustment in accordance with the terms of this Agreement or as otherwise agreed by the Parties. For the avoidance of doubt, the covenants set forth in this Section 2.5 apply pre-Closing and post-Closing.

(b) The Parties have agreed that the Contracts identified on Schedule 2.2.6 as multi-site agreements (the “Multi-Site Agreements”) will be governed by this Section 2.5(b) and are not Material Contracts. Seller’s rights and obligations under the Multi-Site Agreements, to the extent such rights and obligations relate to the Business, are described on Schedule 2.2.6. and are referred to herein as the “Allocated Rights and Obligations.” Unless Seller elects to enter into Other Arrangements, the Parties agree to cooperate with each other and use commercially reasonable efforts to enter into agreements with the other party or parties and/or each other to each Multi-Site Agreement providing for (i) assignment to and assumption by Buyer, effective from and after the Effective Time, of the Allocated Rights and Obligations, and (ii) retention by Seller of all rights and obligations of Seller under the Multi-Site Agreements other than the Allocated Rights and Obligations (such agreements set forth in (i) and (ii) being referred to as “Substitute Arrangements”); provided, that neither Seller nor Buyer will be obligated to enter into or agree to any such Substitute Arrangements unless such Substitute Arrangements have the effect of transferring to the Buyer the Allocated Rights and Obligations (and reserving to Seller the rights and obligations which are not Allocated Rights and Obligations) on a fair and equitable basis, as determined in the reasonable discretion of Seller and Buyer. In connection with the foregoing, the Parties agree, as reasonably requested, to submit such financial or other information concerning themselves, and to execute such assumption agreements or similar documents reasonably requested by a Third Party or SXL; provided that neither Party will be required to make any payment to any Third Party or SXL or to incur any economic burden (other than the assumption of the Allocated Rights and Obligations by Buyer, and the retention of the other rights and obligations under the Multi-Site Agreements by Seller). In the event that (x) the Parties are unable to enter into Substitute Arrangements with respect to a Multi-Site Agreement in accordance with the foregoing, or (y) Seller notifies Buyer that it elects not to pursue Substitute Arrangements with respect to such Multi-Site Agreement, then in either case at the Closing the Parties will, to the maximum extent permitted by Law and such Multi-Site Agreement, enter into such arrangements with each other as are necessary to provide Buyer with the benefits and obligations of the Allocated Rights and Obligations under such Multi-Site Agreement, with Seller retaining the other benefits and obligations under such Multi-Site Agreement from and after the Effective Time (the “Other Arrangements”).

Section 2.6 Purchase Price.

2.6.1 Consideration. The purchase price (the “Purchase Price”) shall be comprised of (i) the assumption of the Assumed Liabilities, (ii) an amount equal to U.S. Four Hundred Million Dollars ($400,000,000.00) (the “Cash Purchase Price”), further subject to adjustment as provided in Section 2.6.3, and (iii) if applicable, an annual cash participation payment as provided in Section 2.6.4 (each, a “Participation Payment”). At the Closing, the Buyer shall (a) pay to the Seller an amount equal to $200,000,000 plus or minus, as the case may be, an amount equal to the Closing Date Proration

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Adjustment, as determined in accordance with Section 2.6.3.3(a), plus an amount equal to the Estimated Hydrocarbon Inventory Value associated with the products and intermediates inventory covered by Schedule 2.6.3.2, as determined in accordance with Section 2.6.3.3(b) (collectively, the “Closing Payment”), and (b) deliver to the Seller a Promissory Note in the amount of $200,000,000 and in the form attached hereto as Exhibit A (the “Promissory Note”). The Buyer shall pay to the Seller the Closing Payment in cash at the Closing by wire transfer of immediately available funds in U.S. dollars to a bank account specified in writing by the Seller to the Buyer at least two (2) Business Days prior to the Closing Date. On the 10th day following the Closing, the Buyer shall pay to the Seller an amount equal to the Estimated Hydrocarbon Inventory Value associated with the raw materials/feedstocks inventory covered by Schedule 2.6.3.2, as determined in accordance with Section 2.6.3.3(b) (the “Feedstock Payment”). The Feedstock Payment shall be made by wire transfer of immediately available funds in U.S. dollars to the bank account specified in writing by the Seller in connection with the Closing Payment. All post-Closing payments under Section 2.6.3, whether payable by the Buyer or the Seller, shall include an amount for interest from the Closing Date to, but excluding, the date of payment at a rate of 4% per annum on the net amount of adjustments as provided in Section 2.6.3.

2.6.2 Purchase Price Allocation. The Seller and the Buyer shall, within one hundred eighty (180) days after the Closing Date, use good faith efforts to agree to an allocation of the Purchase Price among the Purchased Assets. If the Seller and the Buyer agree on the allocation of the Purchase Price among the Purchased Assets, then the Parties agree (i) to report the federal, state and local income and other Tax consequences of the transactions contemplated herein, and in particular to report the information required by Section 1060(b) of the Code, and to jointly prepare Form 8594 (Asset Acquisition Statement under Section 1060) in a manner consistent with such allocation and (ii) not to take any position inconsistent therewith upon examination of any Tax return, in any refund claim, or in any litigation or investigation or otherwise, unless required by applicable Laws or with the consent of the other Parties. If the Parties agree on the allocation of the Purchase Price among the Purchased Assets, then the Seller and the Buyer agree that each will furnish to the other a copy of Form 8594 proposed to be filed with the Internal Revenue Service by such Party or any Affiliate thereof within ten (10) days prior to the filing of such form with the Internal Revenue Service. If the Parties agree on the allocation of the Purchase Price among the Purchased Assets, then the Buyer further agrees that if the amount of the Purchase Price allocated to any of the Purchased Assets by the Seller or the Buyer increases (or decreases) after the taxable year that includes the Closing Date, the Seller and the Buyer shall file “Supplemental Asset Acquisition Statements” on Form 8594 with their respective income tax returns for the taxable year in which the increase (or decrease) is properly taken into account. Notwithstanding anything to the contrary in this Section 2.6.2, if Buyer and Seller are unable to reach agreement with respect to the allocation, they each may file separately Form 8954 with their respective federal income tax returns.

2.6.3 Purchase Price Adjustments. At the Closing, the Cash Purchase Price shall be adjusted, without duplicating, by adding or subtracting, as applicable, an amount equal to the aggregate net adjustment as set forth in Sections 2.6.3.1 through 2.6.3.3. Following the Closing, the Cash Purchase Price shall be further adjusted, without duplicating, by adding or subtracting, as applicable, by the adjustments contemplated by Section 2.6.3.4.

2.6.3.1 The Cash Purchase Price shall be adjusted to account for (a) the items prorated as of the Closing pursuant to Section 2.7 and (b) the vacation accrual adjustment described in Section 6.5.11 of Exhibit 6.5.

2.6.3.2 The Cash Purchase Price shall be adjusted to include the value of the Hydrocarbon Inventory established in accordance with the procedures set forth on Schedule 2.6.3.2 and in this Section 2.6.3 (the “Hydrocarbon Inventory Value”), which Schedule 2.6.3.2 shall

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exclude the following from the calculation of the Hydrocarbon Inventory Value: (i) intra-Refinery line fill, (ii) unit fill at the Facilities, and (iii) BS&W in storage tanks at the Facilities.

2.6.3.3 (a) At least five (5) days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer an estimated closing statement (the “Estimated Closing Statement”) that shall set forth the Seller’s best estimate of all adjustments to the Cash Purchase Price required by Section 2.6.3.1 (the “Estimated Proration”), together with reasonably detailed information supporting the calculated Estimated Proration. The Seller shall provide the Buyer an opportunity to provide written and oral comments to the Estimated Closing Statement and shall in good faith consider such comments. The Cash Purchase Price shall be adjusted (the “Closing Date Proration Adjustment”) as of the Closing by an amount equal to the Estimated Proration.

(b) At least five (5) days prior to the Closing Date, the Seller shall prepare and deliver to the Buyer a statement (the “Estimated Hydrocarbon Inventory Statement”) setting forth the estimated Hydrocarbon Inventory Value established in accordance with Schedule 2.6.3.2 (the “Estimated Hydrocarbon Inventory Value”), together with reasonably detailed information supporting the calculated Estimated Hydrocarbon Inventory Value. The Buyer and Seller will cause the Petroleum Inspection Company to measure, pursuant to the procedures on Schedule 2.6.3.2, the Hydrocarbon Inventory as of the Hydrocarbon Inventory Transfer Time.

2.6.3.4 The following adjustments shall be made following Closing:

(a) As soon as practicable, but in any event no later than sixty (60) days following the Closing Date, the Buyer shall cause to be prepared and delivered to the Seller a statement (the “Post-Closing Statement”) setting forth the aggregate value of all adjustments to the Cash Purchase Price as required by Schedule 2.6.3.2 and as required by this Section 2.6.3 not previously effected by the Closing Date Proration Adjustment (the “Closing Value”) (with adjustments reducing the Cash Purchase Price being a negative number and adjustments increasing the Cash Purchase Price being a positive number) together with reasonably detailed information supporting the Closing Value using the measurement of the Petroleum Inspection Company referenced in Section 2.6.3.3(b). Upon receipt of the Post-Closing Statement, the Seller and the Seller’s independent accountants shall be permitted during the succeeding thirty (30) day period to examine the Post-Closing Statement, the supporting information provided by the Buyer and such other documents as the Seller may reasonably request in connection with its review. If, within thirty (30) days following delivery of the Post-Closing Statement, the Seller shall not have given the Buyer notice of the Seller’s objection to any of the computations in the Post-Closing Statement (which notice shall contain a reasonably detailed statement of the basis of such objection), then the Post-Closing Statement will be final and binding upon the Parties, absent manifest error. If the Seller gives notice to the Buyer of the Seller’s objection, and the Seller and the Buyer are unable to resolve the issues in dispute within thirty (30) days after delivery of such notice of objection, each of the Seller’s and the Buyer’s positions with respect to the Post-Closing Statement and the computation of the Closing Value will be submitted to, depending on the subject matter of the dispute, either the Accountants or the Refinery Expert solely for resolution of the computation of the Closing Value. The Buyer and the Seller shall each immediately enter into a customary engagement letter with the Expert and shall instruct the Expert that the written determination (which shall contain the underlying reasoning) of the Expert with respect to such disputed items, and the accuracy of the disputed Post-Closing Statement as a result of the resolution of such disputed items, shall be completed and distributed to the Buyer and the Seller within 30 days after the engagement of the Expert. The parties shall not submit for resolution by the Expert any matters requiring interpretation of the terms hereof, which may only be resolved amicably or through the procedures contemplated by Section 11.6. If the computation of the Closing Value is submitted to the Expert for resolution, (x) each Party will furnish to the Expert such work papers and other documents and information relating to the disputed issues as the Expert may request and as are available to that Party (or

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its independent public accountants or other consultants), and will be afforded the opportunity to present to the Expert any material relating to such issues and to discuss the same with the Expert; (y) the Expert’s determination and/or computation of the Closing Value shall be binding and conclusive on the Parties and will be deemed to be the final Closing Value for the Post-Closing Statement; and (z) the fees, costs and expenses of the Expert for such determination shall be borne by the Buyer, on the one hand, and the Seller, on the other hand, in the same proportion that the dollar amount of disputed items lost by the Buyer on the one hand, or the Seller, on the other hand, bears to the total dollar amount in dispute that is resolved by the Expert.

(b) If the Closing Value as finally determined pursuant to Section 2.6.3.4(a) (the “Adjustment Balance”) is less than zero, then the Seller shall pay to the Buyer an amount equal to such deficit by wire transfer of immediately available funds to such account or accounts of the Buyer, as may be designated by the Buyer. If the Adjustment Balance is greater than zero, the Buyer shall pay to the Seller an amount equal to the surplus by wire transfer of immediately available funds to such account or accounts of the Seller, as may be designated by the Seller. Such amounts shall be paid by the applicable Party to the other Party within two (2) Business Days of the final determination of the Closing Value pursuant to Section 2.6.3.4(a), which amount of the payment shall bear interest from and including the Closing Date or from such later date when the Party receiving a payment makes a payment to a third party, to, but excluding, the date of payment at a rate per annum equal to 4.0%. Such interest shall be payable at the same time as the payments to which it relates and shall be calculated on the basis of a year of three hundred sixty-five (365) days and the actual number of days for which it is due.

(c) Each Party agrees that, following the Closing, it shall not knowingly take any actions with respect to the accounting books, records, policies and procedures of the Business that would obstruct or prevent the preparation of the Post-Closing Statement as provided in this subsection. The Seller shall cooperate in the preparation of the Post-Closing Statement, including providing customary certifications to the Buyer, or, if requested, to the Buyer’s independent accountants or the accounting firm selected by mutual agreement of the Parties pursuant to this Section. The Buyer and the Seller shall each bear its own expenses incurred in connection with the preparation and review of the Post-Closing Statement.

2.6.4 Participation Payment. If owed pursuant to Schedule 2.6.4, the Buyer shall pay to the Seller a Participation Payment for the 2011, 2012, 2013, 2014, 2015 and 2016 calendar years (each a “Participation Year” and collectively, the “Participation Years”). Each Participation Payment shall be calculated, established and paid in accordance with Schedule 2.6.4 and all Participation Payments together, shall be subject to an aggregate cap of U.S. One Hundred Twenty-Five Million ($125,000,000.00). Each Participation Payment shall be paid by the Buyer no later than one hundred twenty (120) days after the close of calendar year end, by wire transfer of immediately available funds in U.S. dollars to a bank account specified in writing by the Seller to the Buyer at least two (2) Business Days prior to the end of a Participation Year.

Section 2.7 Prorations.

2.7.1 The Buyer and the Seller agree that all of the items normally prorated, including those listed below (but not including income Taxes), relating to the Business or operation of the Purchased Assets shall be prorated as of the Closing, with the Seller liable to the extent such items relate to any time period prior to the Closing Date, and the Buyer liable to the extent such items relate to periods on and after the Closing Date (measured in the same units used to compute the item in question, or otherwise measured by calendar days):

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2.7.1.1 personal property, real estate and occupancy Taxes, assessments and other charges, including those of the type that could give rise to a Permitted Encumbrance or are payable in installments of which any installment is due and payable, if any, on or with respect to the Business or operation of the Purchased Assets;

2.7.1.2 rent, Taxes and all other items (including prepaid services or goods not included in Hydrocarbon Inventory) payable by or to the Seller under any Assigned Contracts (but excluding those items relating to the Retained Inventory);

2.7.1.3 any permit, license, registration, compliance assurance fees or other similar fees with respect to any Licenses and Permits;

2.7.1.4 sewer rents and charges for water, telephone, electricity and other utilities;

2.7.1.5 fees or charges imposed by any Governmental Authority; and

2.7.1.6 the Prepayments.

2.7.2 The proration of Taxes referred to in Section 2.7.1.1 will be made in accordance with ARTICLE 10.

2.7.3 In connection with the prorations referred to in Sections 2.7.1.2 through 2.7.1.6 above, if the actual figures are not available at the Closing Date, the proration shall be based upon the actual amounts accrued through the Closing Date or paid for the most recent year (or other appropriate period) for which amounts paid are available, with a further adjustment to be made after the Closing within forty-five (45) days of the date that such amounts are finalized. The prorations shall be based on the number of days in a year or other appropriate period (a) before the Closing Date and (b) including and after the Closing Date. The Seller and the Buyer agree to furnish each other with such documents and other records as may be reasonably requested in order to confirm all adjustment and proration calculations made pursuant to Section 2.7.1.

Section 2.8 The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Foley & Lardner LLP located at 90 Park Avenue, New York, NY 10016-1314 commencing at 10:00 a.m. local time on the later of (1) February 1, 2011 if all conditions to the obligations of the Parties to consummate the transactions contemplated by this Agreement have been satisfied or waived by the applicable Party (other than conditions with respect to actions each Party will take at the Closing) on or before February 1, 2011, or (2) on the first day of the month following the month in which all conditions to the obligations of the Parties to consummate the transactions contemplated by this Agreement have been satisfied or waived by the applicable Party (other than conditions with respect to actions each Party will take at the Closing), or such other date as the Buyer and the Seller may mutually determine (the “Closing Date”). Title to, ownership of, control over and risk of loss of the Purchased Assets shall pass to the Buyer effective as of 12:01 a.m., local time on the Closing Date unless expressly provided otherwise herein.

Section 2.9 Deliveries at the Closing. At the Closing,

2.9.1 the Seller shall duly execute and deliver to the Buyer:

2.9.1.1 the certificate referred to in Section 7.1.4;

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2.9.1.2 one or more deed(s) substantially in the form of Exhibit B, respectively, executed by Seller, pursuant to which the Seller conveys its good and marketable title and interest in and to the Owned Real Properties to the Buyer or an assignee or designee of the Buyer to the extent permitted by Section 11.3, free and clear of all Encumbrances other than Permitted Encumbrances;

2.9.1.3 a Bill of Sale, Assignment, and Assumption Agreement substantially in the form of Exhibit C (“Bill of Sale, Assignment and Assumption Agreement”), executed by Seller, pursuant to which the Seller conveys its good and marketable title and interest in and to the Purchased Assets other than the Owned Real Properties, free and clear of all Encumbrances other than Permitted Encumbrances, and the Buyer assumes the Assumed Liabilities;

2.9.1.4 the certificate required by Section 10.10;

2.9.1.5 such resolutions and certificates as the Buyer shall require to evidence the due authorization of the execution and performance by the Seller of this Agreement and the documents to be delivered pursuant hereto, and the Seller’s Articles of Incorporation and by-laws, as amended, certified by the secretary or assistant secretary of the Seller;

2.9.1.6 certificates of good standing of the Seller, issued by the Secretary of State of the Commonwealth of Pennsylvania;

2.9.1.7 all approvals and actions of, filings with and notices to any Governmental Authority necessary to permit the Seller to perform its obligations under this Agreement, but only to the extent the Seller has obtained such approvals or actions of such Governmental Authorities;

2.9.1.8 an agreement regarding the sale by the Buyer and the purchase by the Seller of certain refined product produced at the Facilities in the form attached hereto as Exhibit D (the “Off-Take Agreement”), executed by Seller;

2.9.1.9 a Transition Services Agreement substantially in the form attached hereto as Exhibit E (the “Transition Services Agreement”), executed by Seller;

2.9.1.10 the Security Documents, executed by Seller;

2.9.1.11 the Seller Parent Guaranty, executed by Seller Parent; and

2.9.1.12 The Agency Agreement, executed by Seller.

2.9.2 the Buyer shall deliver to the Seller the Closing Payment and shall duly execute and deliver to the Seller:

2.9.2.1 the Promissory Note, executed by Buyer;

2.9.2.2 the Agency Agreement, executed by Buyer.

2.9.2.3 the certificates referred to in Section 7.2.4;

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2.9.2.4 a Bill of Sale, Assignment, and Assumption Agreement, executed by Buyer, pursuant to which the Seller conveys its good and marketable title and interest in and to the Purchased Assets other than the Owned Real Properties, free and clear of all Encumbrances other than Permitted Encumbrances, and the Buyer assumes the Assumed Liabilities;

2.9.2.5 pursuant to Section 10.3, (i) a resale certificate with respect to the Hydrocarbon Inventory in a form reasonably satisfactory to the Seller and (ii) any other certificates or instruments necessary for the sale and transfer of the Purchased Assets or Hydrocarbon Inventory without any sales, excise or use Taxes, including the OH Sales Tax, all to be in a form reasonably satisfactory to the Seller, and the Parties shall consult with each other to ensure that such instruments are in the form necessary for each Party to retain and maintain the applicable Tax exemption;

2.9.2.6 such resolutions and certificates as the Seller shall require to evidence the due authorization of the execution and performance by the Buyer of this Agreement and the documents to be delivered pursuant hereto, and the Buyer’s Certificate of Formation and Limited Liability Company Agreement, as amended, certified by the secretary or assistant secretary of the Buyer;

2.9.2.7 a certificate of good standing of the Buyer, issued by the Secretary of State of Delaware;

2.9.2.8 the Off-Take Agreement, executed by Buyer;

2.9.2.9 a Transition Services Agreement, executed by Buyer;

2.9.2.10 the Security Documents, executed by Buyer or Buyer’s Parent, as applicable;

2.9.2.11 one or more Pipeline Rights-of-Way and Easements relating to the 12 inch Gasoline Pipeline, which is an Excluded Asset, substantially in the form attached hereto as Exhibit F, executed by Buyer; and

2.9.2.12 a standby letter of credit, in a form and from a bank acceptable to Seller, securing the Feedstock Payment.

2.9.3 the Seller and the Buyer shall deliver (a) such other instruments of conveyance and/or assumption in respect of specified Purchased Assets or Assumed Liabilities as the other may reasonably request; provided that the terms and provisions of such other instruments do not increase the warranties, representations or obligations of the Parties or their respective Affiliates beyond those provided under this Agreement or reduce the rights or interests of the Parties or their respective Affiliates under this Agreement and (b) any other documents, instruments or agreements contemplated hereby and/or necessary or appropriate to consummate the transactions contemplated hereby; provided that the terms and provisions of such other instruments do not increase the warranties, representations or obligations of the Parties or their respective Affiliates beyond those provided under this Agreement or reduce the rights or interests of the Parties or their respective Affiliates under this Agreement.

Section 2.10 Delivery of Buyer’s Parent Guaranty. Contemporaneously with the execution and delivery of this Agreement, Buyer’s Parent shall duly execute and deliver to Seller the Buyer’s Parent Guaranty.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES CONCERNING

THE TRANSACTION

Section 3.1 Representations and Warranties Concerning the Seller. As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated by this Agreement, Seller makes the representations and warranties to the Buyer set forth in this Section 3.1 except as set forth in, or qualified by any matter set forth in, the Schedules. References to specific, numbered Schedules in this Section 3.1 do not limit the general applicability of the exceptions, qualifications, and other matters set forth in all other Schedules to each and every representation and warranty set forth in this Section 3.1 to the extent the applicability of the exceptions or qualifications to other non-referenced representation and warranty is reasonably apparent.

3.1.1 Organization of the Seller. The Seller is a corporation duly organized and validly existing under the Laws of the jurisdiction of its formation. The Seller is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a Material Adverse Effect. The Seller has the requisite corporate power and authority necessary to carry on the Business and to own and use the Purchased Assets owned or operated by it.

3.1.2 Authorization of Transaction. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller enforceable in accordance with its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. The Seller need not give any notice to, make any material filing with, or obtain any material authorization, consent, or approval of any Governmental Authority or any Third Party in order to consummate the transactions contemplated by this Agreement, except for the prior approval or expiration of the applicable waiting period of the Federal Trade Commission (“FTC”) and any other applicable Governmental Authorities and Third Parties listed in Schedule 3.1.2 and required consents for Material Contracts.

3.1.3 Noncontravention. Except for the prior approval or expiration of the applicable waiting period of the FTC and any other applicable Governmental Authorities and Third Parties listed in Schedule 3.1.2, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated under this Agreement, will (i) violate any provision of the Organizational Documents of the Seller, (ii) violate any Law to which the Seller is subject or to which any Purchased Asset is subject, (iii) violate any Licenses and Permits of the Seller, or (iv) conflict with, result in a breach of, constitute a Default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or trigger any rights to payment or other compensation or require any notice under any agreement, Contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound that would prevent or materially delay the consummation of the transactions contemplated under this Agreement, other than, in the cases of clauses (ii) through (iv), as would not, individually or in the aggregate, have a Material Adverse Effect.

3.1.4 Brokers’ Fees. Seller has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer or any Affiliate of the Buyer will be obligated.

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Section 3.2 Representations and Warranties Concerning the Buyer. As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated by this Agreement, the Buyer makes the representations and warranties to Seller set forth in this Section 3.2 except as set forth in, or qualified by any matter set forth in, the Schedules. References to specific, numbered Schedules in this Section 3.2 do not limit the general applicability of the exceptions, qualifications, and other matters set forth in all other Schedules to each and every representation and warranty set forth in this Section 3.2 to the extent the applicability of the exceptions or qualifications to other non-referenced representation and warranty is reasonably apparent.

3.2.1 Organization and Authorization of the Buyer.

3.2.1.1 The Buyer is a limited liability company duly formed and validly existing under the Laws of the jurisdiction of its formation. The Buyer is duly authorized to conduct business and is in good standing under the Laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect. The Buyer has the requisite limited liability company power and authority necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

3.2.1.2 The Buyer has full limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. The Buyer need not give any notice to, make any material filing with, or obtain any material authorization, consent, or approval of any Governmental Authority or any Third Party in order to consummate the transactions contemplated by this Agreement, except for the prior approval or expiration of the applicable waiting period of the FTC and any other applicable Governmental Authorities and Third Parties listed in Schedule 3.2.1.2.

3.2.2 Noncontravention. Except for the prior approval or expiration of the applicable waiting period of the FTC and any other applicable Governmental Authorities and Third Parties listed in Schedule 3.2.1.2, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated under this Agreement, by the Buyer (i) will violate any provision of the Organizational Documents of the Buyer or (ii) violate any Law to which the Buyer is subject, (iii) violate any License of the Buyer or (iv) conflict with, result in a breach of, constitute a Default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or trigger any rights to payment or other compensation, or require any notice, approval or consent under any agreement, Contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound that could prevent or materially delay the consummation of the transactions contemplated under this Agreement other than, in the cases of clauses (ii) through (iv), as would not, individually or in the aggregate, have a Buyer Material Adverse Effect.

3.2.3 Brokers’ Fees. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller or any Affiliate of the Seller will be obligated.

3.2.4 Financing. The Buyer will have at Closing sufficient immediately available funds to enable it to make the Closing Payment and adjustments thereto pursuant to Section 2.6 at the Closing without encumbrance or delay and without causing the Buyer to become insolvent or to declare insolvency.

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3.2.5 Qualified for Licenses and Permits. The Buyer is qualified to obtain any material Licenses and Permits necessary for the ownership and operation by the Buyer of the Purchased Assets and the Business as of the Closing in the same manner as the Purchased Assets and the Business are presently owned or operated by the Seller.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

CONCERNING THE PURCHASED ASSETS

Section 4.1 Representations and Warranties Concerning the Purchased Assets. As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated by this Agreement, Seller makes the representations and warranties to the Buyer set forth in this ARTICLE 4 except as set forth in, or qualified by any matter set forth in, the Schedules. References to specific, numbered Schedules in this ARTICLE 4 do not limit the general applicability of the exceptions, qualifications, and other matters set forth in all other Schedules to each and every representation and warranty set forth in this ARTICLE 4 to the extent the applicability of the exceptions or qualifications to other non-referenced representation and warranty is reasonably apparent.

4.1.1 Ownership of the Purchased Assets. Except for Permitted Encumbrances, the Seller has good and marketable (and, in the case of real property, also indefeasible) title to all of the Purchased Assets (excluding the Leased Real Property or other leasehold interests which are leased to a Seller pursuant to Assigned Contracts) and such title to the Purchased Assets will be transferred at the Closing to the Buyer free and clear of all Encumbrances, except for Permitted Encumbrances.

4.1.2 Real Property. Except as disclosed or referenced on Schedule 4.1.2:

4.1.2.1 Subject to Permitted Encumbrances, the Owned Real Property and the Leased Real Property constitute all the fee and leasehold interests in real property used in connection with the Business.

4.1.2.2. The Seller has not received any written notice for assessments for public improvements against any of the Owned Real Property which remain unpaid beyond the established date for payment and after which date a penalty is imposed thereon.

4.1.2.3 The Seller has not received any written notice regarding any pending condemnation, eminent domain or similar proceeding affecting all or any portion of any of the Owned Real Property.

4.1.2.4 To the extent in the possession or control of the Seller or its Affiliates, the Seller has made available to the Buyer or given the Buyer access to true, correct and complete copies of all of the following pertaining to the Owned Real Property: (i) title reports, title abstracts, title insurance policies and commitments therefor and (ii) leases, licenses or other rights of occupancy affecting the Owned Real Property, including all amendments, modifications and extensions, and together with all subordination, nondisturbance and/or attornment agreements or any brokerage commission agreements related thereto and estoppel certificates.

4.1.2.5 To the Knowledge of the Seller, there are no unexercised options, rights of first offer or rights of first refusal to purchase the Owned Real Property, or any portion thereof or interest therein, recorded or unrecorded.

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4.1.2.6 Each item of Equipment that constitutes part of the Owned Real Property (“Fixture Equipment”) has been maintained in the Ordinary Course of Business. The Fixture Equipment does not include any Excluded Assets.

4.1.3 Certain Personal Property; Sufficiency. All fixed assets constituting material items of personal property included in the Purchased Assets are, and any such material items of personal property acquired after the date hereof in accordance with Section 5.3 will be, usable in the Ordinary Course of Business, and conform and will conform, in all material respects, with any applicable Laws relating to its construction, use and operation. Except as set forth in Schedule 4.1.3 and the Excluded Assets, the Purchased Assets constitute all of the assets necessary to conduct the Business as has historically been conducted by Seller in the Ordinary Course of Business.

4.1.4 Contracts and Commitments. Schedule 4.1.4(a) lists each Material Contract and identifies those Material Contracts for which the Seller does not have an executed version. Each Material Contract for which the Seller has an executed version (as so identified on Schedule 4.1.4(a)) is in full force and effect and is valid and binding on the Seller and, to the Knowledge of the Seller, the other parties thereto. Except as set forth in Schedule 4.1.4(b), the Seller has performed all obligations required to be performed by it to date under the Material Contracts, and is not in Default under any obligation of any such Material Contracts, except where such failure to perform or Default would not have a Material Adverse Effect. To the Seller’s Knowledge, no other party to any such Material Contracts is in Default thereunder and no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of material Default thereunder.

4.1.5 Licenses and Permits. Schedule 2.1.7 lists each Order, License and Permit that is material to the Business. The Seller possesses all material Licenses and Permits necessary for its operation of the Purchased Assets and the Business at the location and in the manner presently operated. A true and correct copy of each such License set forth on Schedule 2.1.7 has previously been delivered to or made available for inspection by the Buyer or the Buyer has been given access thereto.

4.1.6 Compliance with Law. Except as set forth on Schedule 4.1.6 or where the failure to be in compliance would not have a Material Adverse Effect, the Seller is and has been in compliance with all, and to the Knowledge of the Seller is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of any, applicable Laws and Licenses, Orders and Permits related to the ownership and operation of the Purchased Assets or the Business.

4.1.7 Tax Matters. Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 4.1.7 are the sole and exclusive representations and warranties of the Seller pertaining or relating to matters arising under or with respect to Taxes.

4.1.7.1 The Seller has duly and timely filed all material Tax Returns which are or will be due and required to be filed on or before the Closing Date in connection with its ownership and operations of the Purchased Assets or the Business, and Tax liabilities and all other information reported in such Tax Returns are or shall be correct and complete in all material respects;

4.1.7.2 All Taxes shown to be payable on the Tax Returns referred to in this Section 4.1.7 have been or will be timely paid prior to the Closing Date, and to the Knowledge of the Seller, no Taxes are payable by the Seller in connection with the Seller’s ownership of the Purchased Assets or the Business and the operation or conduct thereof, for or with respect to the periods covered by such Tax Returns;

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4.1.7.3 All current-year Ohio real property Taxes due and payable prior to the Closing Date have been or will be timely paid;

4.1.7.4 All Taxes, assessments, reassessments, and all other similar governmental charges, penalties, interest and fines in connection with the Seller’s ownership and operations of the Purchased Assets and the Business and imposed upon other persons or entities, but which are collected by the Seller on behalf of any Taxing Authority or other Governmental Authority on or before the Closing Date, have been or will be paid when due;

4.1.7.5 All Taxes, assessments, reassessments and governmental charges in connection with the Seller’s ownership of the Purchased Assets and the Business and due and payable by the Seller on or before the Closing Date shall have been paid by the Seller on or before the Closing Date except for any such charges which the Seller has decided to contest in good faith and for which it has taken appropriate procedural actions to preserve its rights;

4.1.7.6 Except as set forth on Schedule 4.1.7.6, there are no audits, claims, assessments, levies, administrative proceedings, or lawsuits pending, or to the Knowledge of the Seller, threatened against the Seller with respect to the ownership and operation of the Purchased Assets or the Business by any Taxing Authority; and

4.1.7.7 There are no liens for Taxes (other than for current Taxes not yet due or payable) upon the Purchased Assets or the Business.

4.1.8 Environmental Matters. Except as disclosed or referenced on Schedule 4.1.8:

4.1.8.1 The Seller’s ownership and operation of the Purchased Assets and operation and conduct of the Business as presently owned and operated are in material compliance with all applicable Environmental Laws, Orders and all Environmental Permits.

4.1.8.2 The Seller is not a party to any outstanding written order, injunction, judgment, decree or ruling that arose from the Seller’s operation and conduct of the Business or ownership and operation of the Purchased Assets and relates to (i) the Seller’s compliance with Environmental Laws, (ii) Remedial Work required to be performed by the Seller, or (iii) any Release of Hazardous Substances or presence of Hazardous Substances.

4.1.8.3 Since January 1, 2007, the Seller has not received any written communication alleging that, with respect to the Seller’s operation and conduct of the Business or ownership and operation of the Purchased Assets, the Seller may be in violation of any Environmental Law or may have any liability under any Environmental Law.

4.1.8.4 To the Seller’s Knowledge there is no investigation by a Governmental Authority of the Business or the Purchased Assets, pending or threatened in writing, pursuant to any Environmental Law, Orders or Environmental Permits

4.1.8.5 There are no imminent material restrictions on the ownership, occupancy, use, or transferability of the Owned Real Property or the Leased Real Property arising under any Environmental Law, Orders or Environmental Permits.

4.1.8.6 The Seller possesses all Environmental Permits and Orders that allow the conduct of the Business and the operation of the Purchased Assets to be conducted in material compliance with Environmental Laws, Orders or Environmental Permits.

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4.1.8.7 Schedule 4.1.8.7 contains a list of all material Environmental Permits and Orders.

4.1.8.8 Schedule 4.1.8.8 contains a list of all Refinery tank inspection due dates under API 653.

4.1.8.9 Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 4.1.8 are the sole and exclusive representations and warranties of the Seller pertaining or relating to matters arising under or with respect to environmental matters, Environmental Laws, Environmental Permits, or Hazardous Substances.

4.1.9 Litigation. Except as set forth on Schedule 4.1.9, there are no actions, suits, claims or proceedings pending with service of process made on the Seller (or its Affiliates) or, to the Seller’s Knowledge, threatened or pending without service of process made on the Seller (or its Affiliates), against the Seller (or its Affiliates) or before or by any Governmental Authority, in each case relating to the Purchased Assets or the Business at law or in equity,. There is no condemnation proceeding pending with service of process made on the Seller (or its Affiliates) or, to the Seller’s Knowledge, threatened or pending without service of process made on the Seller (or its Affiliates), against any of the Owned Real Property or Leased Real Property.

4.1.10 Employee Matters. Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in this Section 4.1.10 and Section 4.1.11 are the sole and exclusive representations and warranties of the Seller pertaining or relating to matters with respect to the Current Employees. With respect to the Purchased Assets or the Business, the Seller or its Affiliates are in material compliance with all applicable federal, state and local Laws pertaining to employment and employment practices, terms and conditions of employment, wages and hours, payment of unemployment benefits and taxes and workers’ compensation, including Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, as amended, the Fair Labor Standards Act, as amended, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Worker Adjustment and Retraining Notification Act, the Employee Retirement Income Security Act, the National Labor Relations Act and the Code. Except as set forth on Schedule 4.1.10(A), (i) Seller is not a party to, nor is it negotiating, any collective bargaining or other agreement with any union or other association of employees relating to the Current Employees; (ii) no labor union or employee organization has been certified or recognized as the collective bargaining representative of the Current Employees; (iii) there is no labor strike, slowdown or work stoppage or lockout pending or, to Knowledge of the Seller, threatened against or affecting the Business. Except as set forth on Schedule 4.1.10(B), none of the current or past employees of the Seller or its Affiliates engaged in the Business have a pending or, to the Seller’s or its Affiliates’ Knowledge, threatened claim against the Seller or its Affiliates relating to the Purchased Assets. Except as set forth on Schedule 4.1.10(B), neither the Seller nor its Affiliates have pending against them related to the Business any unfair labor practice charges, other administrative charges, claims, grievances, proceedings or lawsuits before any court, governmental agency, regulatory body or arbiter arising under any federal, state or local Law governing employment. Except as set forth on Schedule 4.1.10(C), the Seller has no express or implied or written or oral Contracts of employment with any of the Current Employees.

4.1.11 Compensation and Employee Benefits. Notwithstanding anything in this Agreement to the contrary, the representations and warranties contained in Section 4.1.10 and this Section 4.1.11 are the sole and exclusive representations and warranties of the Seller pertaining or relating to matters with respect to the Current Employees.

4.1.11.1 Schedule 4.1.11.1 sets forth a list, as of the date hereof, of each material plan, program, or arrangement relating to compensation or employee benefits for employees of any of the Seller or its Affiliates currently providing services related to or in connection with the Business (the

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“Seller Plans”). There are no Liabilities with respect to any Seller Plans, including any such Liabilities pursuant to Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including any “withdrawal liability” with respect to any multiemployer plan as defined in Section 3(37) of ERISA), that would be imposed on the Seller, any of its Affiliates, any member of the Business, or the Buyer or any of its Affiliates.

4.1.11.2 None of the Seller Plans listed on Schedule 4.1.11.1 is a “multiemployer plan” as defined in Section 3(37) of ERISA. Each Seller Plan listed on Schedule 4.1.11.1 which is intended to be qualified under Section 401(a) of the Code is and at all times has been so qualified and the Seller has no Knowledge of any fact which would have a Material Adverse Effect on the qualified status of any such plan. The Internal Revenue Service has issued a favorable determination letter with respect to each Seller Plan intended to be qualified under Section 401(a) of the Code, and has not revoked, or to the Seller’s Knowledge threatened to revoke, that determination letter, or the Seller has submitted such plan to the Internal Revenue Service for a determination and the Seller expects such a letter to be issued.

4.1.12 Intellectual Property. Except as set forth on Schedule 4.1.12, to the Knowledge of the Seller, the Owned Intellectual Property described on Schedule 2.1.11(A) and the Licensed Intellectual Property described on Schedule 2.1.11(B) constitute all of the material Intellectual Property used by the Seller exclusively with respect to the ownership and operation of the Purchased Assets or the conduct of the Business. Except as disclosed on Schedule 4.1.12, the Owned Intellectual Property or Licensed Intellectual Property or the ownership and operation of the Purchased Assets or the conduct of the Business does not infringe and the Seller does not have Knowledge of any claim of infringement regarding any Intellectual Property of any other Person.

4.1.13 Financial Information; Absence of Certain Changes. The financial information set forth on Schedule 4.1.13 has been delivered to the Buyer, was prepared in the Ordinary Course of Business and was included in the information used to compile the financial statements of Sunoco, Inc. Except as contemplated by this Agreement, the Business has been conducted in the Ordinary Course of Business since December 31, 2008, and during that time, to the Knowledge of the Seller, there has not been any change, event, occurrence, development or state of circumstances or facts that has had or could reasonably be expected to have a Material Adverse Effect.

4.1.14 Ownership of the Idle Assets. Notwithstanding anything to the contrary contained in this ARTICLE 4 and in this Agreement, the representations and warranties contained in this Section 4.1.14 are the sole and exclusive representations and warranties of the Seller pertaining to the Idle Assets and all references to the Purchased Assets in each of Sections 4.1.1, 4.1.2, 4.1.3, 4.1.4, and 4.1.10 through 4.1.13 shall be deemed to exclude the Idle Assets. The Seller has good and marketable title to all of the Idle Assets and such title to the Idle Assets will be transferred at the Closing to the Buyer free and clear of all Encumbrances, except for Permitted Encumbrances.

REGARDING THE IDLE ASSETS, NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE SELLER IN CONNECTION WITH THIS AGREEMENT, IT IS THE EXPLICIT INTENT AND UNDERSTANDING OF EACH PARTY HERETO THAT EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES REGARDING TITLE EXPRESSLY MADE BY SELLER IN THIS SECTION 4.1.14, THE SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING REPRESENTATIONS AND WARRANTIES RELATED TO MERCHANTABILITY, CONDITION, FITNESS FOR PURPOSE OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. ALL SUCH REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED

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BY THE SELLER. THE BUYER ACKNOWLEDGES AND AGREES THAT THE SELLER IS SELLING AND CONVEYING AND THE BUYER IS PURCHASING, TAKING AND ACCEPTING THE IDLE ASSETS STRICTLY ON AN “AS IS, WHERE IS” BASIS.

4.1.15 Limitations of Representations and Warranties.

4.1.15.1 NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY DOCUMENT DELIVERED BY THE SELLER IN CONNECTION WITH THIS AGREEMENT, IT IS THE EXPLICIT INTENT AND UNDERSTANDING OF EACH PARTY HERETO THAT EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER IN SECTION 3.1 AND THIS ARTICLE 4 AND IN THE OTHER AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THIS TRANSACTION (“OTHER AGREEMENTS”), THE SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING REPRESENTATIONS AND WARRANTIES RELATED TO MERCHANTABILITY, CONDITION, FITNESS FOR PURPOSE OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. THE BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT TO THE EXTENT COVERED BY SUCH A REPRESENTATION OR WARRANTY EXPRESSLY MADE BY SELLER IN SECTION 3.1, THIS ARTICLE 4 AND THE OTHER AGREEMENTS AND WITHOUT LIMITING AND EXCEPT FOR SUCH EXPRESS REPRESENTATIONS AND WARRANTIES, THE SELLER IS SELLING AND CONVEYING AND THE BUYER IS PURCHASING, TAKING AND ACCEPTING THE PURCHASED ASSETS (INCLUDING ANY RIGHTS IN THE OWNED INTELLECTUAL PROPERTY AND LICENSED INTELLECTUAL PROPERTY) “AS IS” AND “WHERE IS” AND “WITH ALL FAULTS.” WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE OR ANY REPRESENTATIONS OR WARRANTIES EXPRESSLY MADE BY THE SELLER IN SECTION 3.1, THIS ARTICLE 4 AND THE OTHER AGREEMENTS, THE SELLER HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY ADDITIONAL REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE CONDITION, USEFULNESS OR ADEQUACY OF THE PURCHASED ASSETS (INCLUDING THE OWNED INTELLECTUAL PROPERTY AND LICENSED INTELLECTUAL PROPERTY), OR (B) THE ACCURACY, SPECIFICATIONS, QUALITY, FITNESS, MERCHANTABILITY, REPRODUCIBILITY OR CORRECTNESS OF DATA, PRODUCTS OR RESULTS OF ANY INTELLECTUAL PROPERTY; AND (II) EXPRESSLY DISCLAIMS AND NEGATES ANY RIGHTS OF THE BUYER UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY THE BUYER FOR DAMAGES BECAUSE OF LATENT DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF THE SELLER AND THE BUYER THAT, SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PURCHASED ASSETS ARE TO BE ACCEPTED BY THE BUYER IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

4.1.15.2 WITHOUT LIMITING AND EXCEPT FOR ANY REPRESENTATIONS OR WARRANTIES EXPRESSLY MADE BY THE SELLER IN SECTION 3.1, THIS ARTICLE 4 AND THE OTHER AGREEMENTS, THE SELLER MAKES NO ADDITIONAL WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO ANY ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL LIABILITIES OR OTHER ENVIRONMENTAL MATTERS, INCLUDING WITH RESPECT TO THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS AT, IN, ON OR UNDER, OR DISPOSED OF OR DISCHARGED OR RELEASED FROM, THE PURCHASED ASSETS. FURTHERMORE, WITHOUT LIMITING AND EXCEPT FOR ANY REPRESENTATIONS OR WARRANTIES EXPRESSLY

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MADE BY THE SELLER IN SECTION 3.1, THIS ARTICLE 4 AND THE OTHER AGREEMENTS, THE SELLER MAKES NO ADDITIONAL WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, RECORDS, DATA AND INTERPRETATIONS NOW, HERETOFORE OR HEREAFTER MADE AVAILABLE TO THE BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE PURCHASED ASSETS, PRICING ASSUMPTIONS, POTENTIAL FOR PROFITS, PROJECTED COSTS, AND ANY ACQUIRED OR LICENSED DATA, ANY ENVIRONMENTAL INFORMATION, OR ANY OTHER MATERIAL FURNISHED TO THE BUYER BY THE SELLER, ANY AFFILIATE OF THE SELLER OR ANY DIRECTOR, OFFICER, SHAREHOLDER, EMPLOYEE, COUNSEL, AGENT OR ADVISOR OF THE SELLER OR ANY AFFILIATE OF THE SELLER.

ARTICLE 5

PRE-CLOSING COVENANTS

Section 5.1 Reasonable Efforts. From the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement, each Party will use commercially reasonable efforts to take or cause to be taken all action (or refrain from taking any action within its control), to do or cause to be done, and to assist and cooperate with the other Parties hereto in doing, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including (a) the satisfaction of the conditions precedent set forth in ARTICLE 7, (b) the obtaining of consents, waivers or approvals of any Governmental Authority or other Third Parties in connection with the transactions contemplated by this Agreement, (c) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the performance of the obligations hereunder, and (d) the execution and delivery of such instruments, and the taking of such other actions as any other Party hereto may reasonably require in order to carry out the intent of this Agreement; provided, however, that nothing in subclauses (a) through (d) shall require or cause any Party to waive any right it may have under other provisions of this Agreement. Except as set forth in this Agreement and the Other Agreements, the parties hereto acknowledge and agree that Seller shall not have any obligation to pay any consideration or to offer to grant, or agree to, any financial or other accommodation in order to obtain any third-party consents, waivers and approvals.

Section 5.2 Notices and Consents. From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement, the Seller will give any notices to Third Parties, and will use commercially reasonable efforts to obtain the Third Party consents listed on Schedule 3.1.2. Each of the Parties will give any notices to, make any filings with, and use all commercially reasonable efforts to obtain any authorizations, consents, and approvals of Governmental Authorities, including the transfer of the Licenses and Permits. Each Party hereto shall (i) make the filings required of it or any of its Affiliates under the HSR Act and any other applicable antitrust or competition laws outside the United States in connection with this Agreement and the transactions contemplated hereby no later than the tenth (10th) Business Day following the date hereof, unless otherwise mutually agreed, (ii) comply at the earliest practicable date and after consultation with the other Parties hereto with any request for additional information or documentary material received by it or any of its Affiliates from the FTC or the Antitrust Division of the Department of Justice (the “Antitrust Division”), (iii) cooperate with one another in connection with any filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement initiated by the FTC, the Antitrust Division or any other Governmental Authority, and (iv) cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date. Each Party hereto shall promptly inform the other parties of any material communication made to, or received by such Party from, the FTC, the Antitrust Division or any other Governmental Authority regarding any of the transactions contemplated hereby. The Buyer shall be responsible for the filing fee under the HSR Act.

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Section 5.3 Operation of Business. From the date of this Agreement until the earlier of the Closing Date and the termination of this Agreement, the Seller will operate the Purchased Assets and the Business in the Ordinary Course of Business and in compliance with all Laws and will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business without the prior written consent of the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), except as expressly contemplated by this Agreement or Schedule 5.3. Without limiting the generality of the foregoing, the Seller will not, without the prior written consent of the Buyer (which consent shall not be unreasonably withheld, delayed or conditioned) or except as expressly contemplated by this Agreement or as set forth in Schedule 5.3, with respect to the Purchased Assets:

5.3.1 sell, lease or otherwise dispose of, or grant any right or Encumbrance except Permitted Encumbrances with respect to, any Purchased Asset, other than sales of goods or services in the Ordinary Course of Business, or enter into a Contract outside the Ordinary Course of Business with respect to any matter set forth in this Section 5.3;

5.3.2 except in the Ordinary Course of Business, amend in any material respect any Material Contracts;

5.3.3 enter into any settlement of any pending or threatened litigation, to the extent such settlement will interfere with or impose additional cost in connection with the Buyer’s ownership or operation of the Purchased Assets from and after the Closing;

5.3.4 consent to the entry of any Order by any Governmental Authority, to the extent such Order will materially interfere with or impose material additional costs in connection with the Buyer’s ownership or operation of the Purchased Assets from and after the Closing;

5.3.5 grant any material increase in compensation to any employee or hire any new employees other than to fill vacancies in existing positions, in all cases except in the Ordinary Course of Business; or

5.3.6 commit in any manner to any of the transactions contemplated by the foregoing Sections 5.3.1 through 5.3.5.

Notwithstanding the foregoing and without requiring the consent of the Buyer, the Seller may, in its sole discretion, engage in and undertake any and all activities necessary to comply with applicable Laws, prevent or minimize injury to persons or damage to property or the Facilities in the case of an emergency and/or to address, prevent or minimize a health, environmental or safety concern involving the Purchased Assets, the Facilities or the Business.

Section 5.4 Access to Information.

5.4.1 The Seller will permit representatives of the Buyer to have reasonable access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Seller, to all premises, properties, personnel, books, records (including Tax records), Contracts (except Excluded Contracts), and documents of or pertaining to the Purchased Assets or the Business. Notwithstanding the preceding sentence to the contrary, nothing in this Agreement shall be construed to permit the Buyer or its representatives to have access to any files, records, Contracts or documents of the Seller or any of its Affiliates relating to (a) the Seller’s or any of its Affiliate’s inter-company or

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intra-company feedstock and product pricing information, internal transfer prices, hedging activity records (except for purposes of the Derivatives Contracts Agreement described in Section 6.10) and Hydrocarbon Inventory valuation procedures and records, (b) this Agreement or (c) particular terms of any Contracts to the extent that disclosure of such terms, in the reasonable judgment of the Seller, could risk violating any antitrust or similar Law. Any information obtained by the Buyer or its employees, representatives, consultants, attorneys, agents, lenders and other advisors under this Section 5.4.1 shall be subject to the confidentiality and use restrictions contained in the Confidentiality Agreement.

5.4.2 All “due diligence” activities of the Buyer shall be conducted in accordance with applicable Laws and the Buyer shall indemnify the Seller and its Affiliates from and against all damages, losses and liabilities to the extent incurred as a result of the acts or omissions of the Buyer’s representatives. During the period prior to Closing, in no event shall the Buyer or its Affiliates or their respective officers, directors, employees, counsel, financial advisors or other representatives be permitted to conduct Phase II environmental assessments or any other sampling or testing of soil and/or groundwater or surface water at, or under, any real property associated with the Purchased Assets, without the prior written consent of the Seller.

Section 5.5 Contact with Customers and Vendors. The Buyer and its Affiliates shall not, prior to the Closing Date, contact any customer, vendor, supplier or employee of, or any other Person having business dealings with, the Seller with respect to the Business or with respect to any aspect of the transactions contemplated under this Agreement without the prior written consent of the Seller.

Section 5.6 Schedules. The Seller may, at its option, include in the Schedules items that are not material in order to avoid any misunderstanding, and any such inclusion, or any references to dollar amounts, shall not be deemed to be an acknowledgment or representation that such items are material, to establish any standard of materiality, to define further the meaning of such terms for purposes of this Agreement or to otherwise expand the liability of the Seller under this Agreement. Information disclosed in the Schedules shall constitute a disclosure for all purposes under this Agreement notwithstanding any reference to a specific section, and all such information shall be deemed to qualify the entire Agreement and not just such section to the extent the applicability of the exceptions or qualifications to other non referenced representation and warranty is reasonably apparent. Each Party agrees that, with respect to the representations and warranties of such Party contained in this Agreement, such Party shall have the continuing obligation until the Closing to supplement or amend the Schedules applicable to that Party with respect to any matter (a) permitted by Section 5.3 or Section 6.5.1 of Exhibit 6.5, or (b) arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Schedules to the extent such supplements or amendments are not material. For the purposes of determining whether the conditions set forth in ARTICLE 7 have been fulfilled, the Schedules shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto. However, if the Closing shall occur, then all matters disclosed pursuant to any such supplement or amendment at or prior to the Closing shall be deemed included in the Schedules and no Party shall be entitled to make a claim thereon pursuant to the terms of this Agreement, including any claim for indemnification pursuant to ARTICLE 8.

Section 5.7 FTZ Subzone Status. Promptly after the execution of this Agreement, the Seller and the Buyer agree to take all necessary actions to prepare and properly file with U.S. Customs and Border Protection (“Customs”), the Toledo-Lucas County Port Authority (the “Port Authority”), and any other Governmental Authority the documents required to request formal approval for (i) the change in operator of FTZ Subzone 8H from the Seller to the Buyer immediately upon the Closing or as soon thereafter as such request can be granted and (ii) the transfer of the Hydrocarbon Inventory that is designated as zone status merchandise as of the Hydrocarbon Inventory Transfer Time from the Seller to the Buyer (the “Subzone Application”). In connection with the Subzone Application, the Buyer shall

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promptly submit to Customs, the Port Authority, or other Governmental Authority such supplemental information and take such additional actions as Customs, the Port Authority, and any other Governmental Authority may request or require in connection therewith. The Buyer shall use commercially reasonable efforts to cause the Subzone Application to be granted, including executing all such additional agreements and orders with Customs, the Port Authority, and any other Governmental Authority and providing all financial assurance (including the posting of bonds) required by Customs, the Port Authority and any other Governmental Authority. The Parties agree that the Buyer shall have exclusive responsibility for any and all FTZ Subzone 8H activity, including FTZ records and related Customs activity, as of the Closing if such change in operator status is granted.

Section 5.8 Financial Statements. Seller will use commercially reasonable efforts to cooperate with Buyer, at Buyer’s sole responsibility for third party cost and expense, with the preparation of historical audited financial statements for the three years prior to the Closing for the Purchased Assets and the Business (including the opinion of a nationally recognized independent certified public accountant) in such form as required by applicable securities Laws for filing by the Buyer or its Affiliates with the Securities and Exchange Commission in conjunction with the public offering of equity, debt or other instruments. Seller consents, and will reasonably cooperate with Buyer in obtaining any further documentation of such consent, to Buyer using the past auditors of the Seller to audit such period and provide any attestation or similar cooperation necessary as a result of Seller’s ownership of the Purchased Assets prior to the Closing. Except for willful misconduct, Buyer shall indemnify and hold harmless Seller, its officers, directors and affiliates from and against Adverse Consequences suffered or incurred by any of them with respect to any Claims made by third parties (including any Governmental Authority) relating to or based upon public disclosure by or on behalf of Buyer of any cooperation provided by Seller to Buyer pursuant to this Section 5.8 (including, without limitation, Claims based upon or pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any state securities laws). Notwithstanding anything to the contrary herein, in no event shall this Section 5.8 relieve any Party of its obligation to consummate the transaction otherwise contemplated by this Agreement.

ARTICLE 6

OTHER COVENANTS

Section 6.1 Further Actions. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each Party will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under ARTICLE 8).

Section 6.2 Retention of and Access to Books and Records.

6.2.1 As promptly as practicable and in any event before thirty (30) days after the Closing Date, the Seller will deliver or cause to be delivered to the Buyer the Books and Records that are in the possession or control of the Seller or its Affiliates. The Buyer agrees to hold and maintain the material Books and Records so that they may be reasonably retrievable and not to destroy or dispose of any portion thereof for a period after the Closing Date for a period of five (5) years, or such longer time as may be required by Law or as specifically requested for specific categories of documents by Seller. Any confidential information on the Purchased Assets or Business provided to third parties by Seller in the last twelve months related to a sale of the Facility should be retrieved and the right to enforce confidentiality agreements should be transferred to Buyer, to the extent permitted by the terms of such confidentiality agreements.

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6.2.2 Subject to Seller’s rights in Section 2.1.8 and appropriate antitrust safeguards, each Party agrees to afford the other Party and its Affiliates and their respective accountants and counsel, during normal business hours, upon reasonable request, at a mutually agreeable time, full access to and the right to make copies of the Books and Records or other information the Seller retains that relates to the Purchased Assets at no cost to the such Party or its Affiliates (other than for reasonable out-of-pocket expenses); provided that such access will not be construed to require the disclosure of Books and Records or other information the Seller retains that relates to the Purchased Assets that would cause the waiver of any attorney-client, work product or like privilege; provided further that in the event of any litigation, nothing herein shall limit any Party’s rights of discovery under applicable Law. Without limiting the generality of the preceding sentences, and subject to Seller’s rights in Section 2.1.8 and appropriate antitrust safeguards, each Party agrees to provide the other Party and its Affiliates reasonable access to and the right to make copies of the Books and Records or other information the Seller retains that relates to the Purchased Assets after the Closing Date for the purposes of assisting such Party and its Affiliates (a) in complying with the obligations under this Agreement (including to comply with any indemnity obligations), (b) in preparing and delivering any accounting statements provided for under this Agreement and adjusting, prorating and settling the charges and credits provided for in this Agreement, (c) in the case of Seller in owning or operating the Excluded Assets or Excluded Liabilities, (d) in preparing Tax returns, (e) in responding to or disputing any Tax audit, (f) in asserting, defending or otherwise dealing with any claim or dispute, known or unknown, under this Agreement or with respect, in the case of Seller, to Excluded Assets or Excluded Liabilities or (g) in asserting, defending or otherwise dealing with any Third Party Claim or dispute by or against a Party or its Affiliates relating to the Business.

Section 6.3 Access to Purchased Assets. From and after the Closing, the Buyer and its Affiliates shall permit reasonable access to and entry upon the Purchased Assets by the Seller and its Affiliates, without charge, as necessary (as determined by the Seller in its sole but reasonable discretion) to conduct and complete any other matters for which the Seller shall be responsible under this Agreement, including any corrective or remedial actions relating to any Excluded Liabilities. In the event of and as a condition to a subsequent sale, lease or other transfer of the Business and/or other Purchased Assets, the Buyer shall require that the Buyer’s transferee agree (in a form satisfactory to the Seller) to the access provisions of this Section 6.3. The Buyer shall use commercially reasonable efforts not to unreasonably interfere with the Seller in connection with the exercise of such rights of access, including ingress and egress, to perform any corrective action. All such activities of the Seller and its representatives shall be conducted in accordance with applicable Laws and the Seller shall indemnify the Buyer and its Affiliates from and against all damages, losses and liabilities to the extent incurred as a result of the acts or omissions of the Seller and its representatives except to the extent any such damages, losses or liabilities are caused by the gross negligence or willful misconduct of Buyer, its Affiliates or their respective representatives.

Section 6.4 Seller’s Name; Removal of Logos and Signs. Following the Closing, the Buyer will not be entitled to use the name “Sunoco,” or any variations or derivations thereof (including any logo, trademark or design containing such name) or any logo, service mark, trade name or trademark which constitutes an Excluded Asset (collectively, the “Seller Names and Marks”). Accordingly, promptly following the Closing, and in any event no later than forty-five (45) days after the Closing Date, Buyer shall remove, strike over, or otherwise obliterate all Seller Names and Marks from all of the Purchased Assets, including any equipment, machinery, vehicles, business cards, schedules, stationery, packaging materials, displays, signs (including signs displaying Seller’s or any of its Affiliate’s emergency contact telephone numbers), promotional materials, manuals, forms, websites, email, computer software, and other materials and systems, except to the extent such removal would damage such property. Notwithstanding anything in the foregoing sentence to the contrary, as promptly as practical after the Closing, the Buyer shall post the Buyer’s emergency contact telephone numbers in place of any of the Seller’s or its Affiliates’ emergency contact telephone numbers.

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Section 6.5 Employee Matters. The employee matters are as described in Exhibit 6.5.

Section 6.6 Intellectual Property Matters.

6.6.1 Grants to Intellectual Property. Seller shall grant and hereby does grant to Buyer, effective as of the Closing Date, for use by Buyer, a non-exclusive, irrevocable, royalty-free, paid-up license or sublicense to Owned Intellectual Property, which exists at the Closing Date and which is or has been in use in the operations of the Purchased Assets or Business. By executing this Agreement, effective as of the Closing Date, Buyer is assuming the relevant duties and obligations of Seller regarding the use of the Owned Intellectual Property that is licensed herein.

6.6.2 Transfer of Intellectual Property. In the event Buyer transfers or pledges to any person, ownership of the Purchased Assets, or any part thereof, the license granted in Article 6.6.1 may be extended to such transferee or lender subject to outstanding obligations to third parties and subject to an assumption in writing of all relevant duties and obligations under the applicable portions of this Agreement.

6.6.3 Licensed Intellectual Property.

6.6.3.1 Assignable Licensed Intellectual Property. Seller shall transfer or cause the transfer of Licensed Intellectual Property that is freely transferable and shall grant all rights and interest in the Licensed Intellectual Property listed on Schedule 2.1.1 1B by assignment or sublicense as the case may be. Seller agrees that all royalties, licensing fees and similar costs for Licensed Intellectual Property shall be fully paid up. Any fees required to be paid for such transfer shall be paid by Seller, excluding fees, charges and costs for Buyer’s post-Closing use. For the avoidance of doubt, nothing in this Section 6.6.3.1 shall apply to any Licensed Intellectual Property listed in Schedule 2.2.22.

6.6.3.2 Non-assignable or non-transferable Licensed Intellectual Property. Buyer recognizes that some of the Licensed Intellectual Property listed on Schedule 2.1.1 1B and the licenses listed on Schedule 6.6.3.2 are not freely assignable without the permission of the respective licensor or vendor. Seller agrees to contact the licensor or vendor and seek a permitted transfer of the Licensed Intellectual Property and the licenses listed on Schedule 6.6.3.2 or obtain new, non-transferable licenses for use by Buyer. In that event, all fees and costs necessary to transfer the Licensed Intellectual Property or to acquire a new license commensurate therewith to Buyer shall be paid by Seller, excluding fees, charges and costs for Buyer’s post-Closing use. For the avoidance of doubt, nothing in this Section 6.6.3.2 shall apply to any Licensed Intellectual Property listed in Schedule 2.2.22.

Section 6.7 Release and Replacement of Bonds. Guaranties, etc.

6.7.1 The Buyer recognizes that the guaranties, letters of credit, bonds, security deposits, and other surety obligations described in Schedule 6.7.1 (the “Credit Support Arrangements”) have been established by the Seller and its Affiliates in connection with the Purchased Assets.

6.7.2 The Buyer shall use commercially reasonable efforts to obtain, prior to or on the Closing Date, the termination of the applicable Credit Support Arrangements, release of the Seller and/or its Affiliates, as applicable, therefrom as of the Closing Date and return of the originals thereof to the Seller, in each case on terms and conditions reasonably satisfactory to the Seller. If all of the Credit Support Arrangements have not been terminated as of the Closing Date or the Seller and/or its Affiliates, as applicable, have not been released therefrom as of the Closing Date, then the Buyer hereby agrees to promptly pay upon written demand by the Seller any amounts due from the Seller or any of its Affiliates after Closing Date to any Person under any applicable Credit Support Arrangements remaining outstanding after the Closing Date, which related exclusively to use of such Credit Support Arrangements

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for activities after the Closing Date and to indemnify, defend and hold harmless the Seller (and its Affiliates), and their respective directors, officers, employees, agents and representatives, from and against any and all Adverse Consequences incurred by them relating to, resulting from, or arising out of, any Credit Support Arrangements that remain outstanding on or after the Closing Date, which related exclusively to use of such Credit Support Arrangements for activities after the Closing Date.

6.7.3 The Parties acknowledge and agree that any Affiliate of the Seller providing any Credit Support Arrangement shall be a third-party beneficiary of this Section 6.7.

Section 6.8 WARN Act. The Seller agrees to provide any required notice under the Worker Adjustment Retraining Notification Act of 1988 (the “WARN Act”) and any similar statute with respect to any “plant closing” or “mass layoff” at any of the Purchased Assets as such terms are defined in the WARN Act occurring before the Closing Date or relating to or arising out of the termination of any Retained Employee. The Parties do not intend the termination of Continuing Employees by the Seller to be an “employment loss” for the purposes of WARN. The Buyer agrees to provide any required notice under the WARN Act and any similar statute with respect to any “plant closing” or “mass layoff” at any of the Purchased Assets occurring on or after the Closing Date or relating to or arising out of the termination of any Continuing Employee by the Buyer after the Closing Date.

Section 6.9 Environmental Matters.

6.9.1 Toledo Air Consent Decree Obligations.

6.9.1.1 Global Clean Air Act Consent Decree. Promptly after the execution of this Agreement, the Seller shall provide notice of this transaction, following review by Buyer, as required by Paragraph 7 of the Global CAA Consent Decree, to the other parties to that decree. The Seller, following review by Buyer, shall thereafter file a motion to enter the Global CAA Consent Decree Modification, pursuant to which the Buyer shall agree to assume, except for Liabilities, monetary fines or penalties resulting or arising from, or attributable to, the ownership, operation, conduct or use of the Purchased Assets, Business or Facilities prior to the Closing Date (including any Liabilities, monetary fines or penalties for such violations imposed after the Closing Date for conditions that existed on or prior to the Closing Date), all of the Liabilities and obligations of the Global CAA Consent Decree that are applicable to the Purchased Assets or the Business (the “Toledo Global CAA Consent Decree Obligations”). The Seller shall take all other appropriate actions to have the Global CAA Consent Decree Modification entered by the United States District Court for the Eastern District of Pennsylvania (the “Global CAA Consent Decree Court”). The Buyer shall take all reasonable steps to support the motion by the Seller in the Global CAA Consent Decree Court, including supporting the Seller’s efforts to be released from the Toledo Global CAA Consent Decree Obligations and to demonstrate to the Global CAA Consent Decree Court that the Buyer has the financial and technical ability to assume the Toledo Global CAA Consent Decree Obligations. On and after the Closing, the Buyer shall satisfy and perform all Toledo Global CAA Consent Decree Obligations imposed upon the Buyer under the Global CAA Consent Decree Modification. In connection with the Global CAA Consent Decree Modification, the allocated annual NOx reduction for the Toledo Refinery will be 263.2 tons.

6.9.1.2 1995 and 2004 SRU Ohio Consent Orders. Promptly after the execution of this Agreement, the Seller shall seek to terminate the Consent Order (Case No. 95-1037) and Consent Order and Final Judgment Entry (Case No. 02-2583) entered on May 2, 1995 and March 18, 2004 respectively, between the Seller and the State of Ohio (together the “SRU Consent Orders”). The Seller shall use good faith efforts to obtain termination of the SRU Consent Decrees prior to Closing. Unless terminated, five (5) business days prior to Closing, Seller, after review by Buyer, shall provide notice to the State of Ohio, including the Ohio Environmental Protection Agency, that unless and until the SRU Consent Orders are terminated, upon Closing Buyer will assume any and all outstanding obligations pursuant thereto that are

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applicable to the Purchased Assets or the Business (the “SRU Consent Order Obligations”). Unless terminated, on and after Closing, the Buyer shall take all necessary steps to assume the SRU Consent Order Obligations, and shall satisfy and perform all Liabilities and obligations imposed thereby.

6.9.2 OSHA NEP Settlement. Promptly after the execution of this Agreement, the Seller shall provide notice to OSHA that upon Closing the Buyer shall assume any and all Liabilities and outstanding obligations imposed by the Stipulation and Settlement entered between OSHA and the Seller on October 23, 2009, OSHA Case No. 08-0815, (the “NEP Settlement Obligations”). On and after Closing, the Buyer shall take all necessary steps to assume the NEP Settlement Obligations, and shall satisfy and perform all Liabilities and obligations imposed thereby.

6.9.3 Compliance Responsibilities. Each of Buyer and Seller shall be responsible for their own compliance with regulations related to (i) the conventional gasoline antidumping compliance standards of 40 C.F.R. Subpart E, (ii) gasoline sulfur standards of 40 CFR Subpart H and (iii) the renewable fuels standards of 40 C.F.R. Subpart K.

6.9.4 Title V Permit Appeal. Prior to Closing, the Seller shall not, without the prior written consent of the Buyer which may be given or withheld in the Buyer’s sole discretion, settle, or take any actions to expedite the prosecution of, its appeal of Permit No. 04-48-01-0246, issued by the Ohio Environmental Protection Agency (the “Title V Permit”), pending before the Ohio Environmental Review Appeals Commission at Case No. ERAC 485981. From and after the Closing, the Buyer shall step into the Seller’s shoes with respect to the appeal and will file such motions as are necessary to substitute the Buyer for the Seller as the appellant in such proceeding and the Buyer will bear all costs of such appeal incurred after Closing and have full authority to settle the appeal on such terms as the Buyer determines to be advisable. The Seller shall have no obligation or Liability (including the making of any capital expenditure) in connection with the resolution of such appeal.

Section 6.10 Hedges. To the extent that Seller has entered into forward and/or futures contracts which correspond to certain Fixed Price Contracts or other Contracts that constitute Assigned Contracts hereunder, as promptly as practicable and in any event before five days after the Closing Date, the Seller and the Buyer shall use their respective commercially reasonable efforts to negotiate a Derivative Contracts Agreement substantially in the form attached hereto as Exhibit G (the “Derivative Contracts Agreement”), pursuant to which the applicable hedge contract or forward contract relating to such Assigned Contracts will be liquidated; provided, however, that the execution of any such contract shall not be a condition to the Closing.

Section 6.11 Vehicles. After Closing, Seller will cooperate with Buyer to prepare and file the necessary paperwork to transfer title to all Owned Vehicles to Buyer, with all transfer taxes, fees and other costs and expenses associated with such title transfers to be shared equally by Buyer and Seller. In addition, Seller shall transfer the Leased Vehicles and prepare and file the necessary paperwork to transfer such Vehicles to Buyer, with all costs and expenses associated therewith to be shared equally by Buyer and Seller.

Section 6.12 Pipelines. The Parties acknowledge and agree that (a) the pipelines currently used by Seller for shipping crude oil and other products are Third Party or SXL common carrier pipelines not owned by Seller all of which are identified in Schedule 6.12, (b) such use (including Seller’s shipping capacity and status thereon and the transfer of such use to Buyer) is governed solely by FERC rules and regulations and the applicable carrier’s tariffs, rules, regulations and policies as filed with FERC, which tariffs, rules, regulations and policies apply to all other shippers on such pipeline, and (c) that, except for the Throughput and Deficiency Agreement, Seller has no private Contract with such carriers relating to such use that can be assigned or transferred to Buyer hereunder. From the date of this Agreement, Seller shall (i) cooperate with and provide assistance to Buyer in identifying the applicable carriers and in

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securing new shipper status on such pipelines from the applicable carriers, and (ii) cooperate with Buyer in its efforts to obtain carrier approval of an assignment or transfer of Seller’s then current shipping history on such lines to Buyer. Nothing contained in this Agreement, however, shall require Seller to (x) effect an assignment or transfer that is prohibited by applicable Law or by the applicable carrier, or (y) use its credit or funds to establish shipping status for Buyer.

Section 6.13 Casualty and Condemnation.

6.13.1 Notice. In the event that, prior to the Closing Date, all or any material portion of the Purchased Assets is damaged or destroyed by fire or other casualty for which the associated repair or replacement costs could reasonably be expected to exceed two million Dollars ($2,000,000) (a “Casualty”) or taken by condemnation or eminent domain or by agreement in lieu thereof with any Person or Governmental Authority authorized to exercise such rights (a “Taking”), Seller shall promptly notify Buyer thereof and the remaining portions of this Section 6.13 shall apply.

6.13.2 Repair and Replacement.

6.13.2.1 In the event of a Casualty or Taking between the Execution Date and the Closing Date, Seller shall elect, at its option, to either (i) repair or replace or make adequate provision for the repair or replacement of the affected Purchased Assets at Seller’s cost prior to the Closing, in which case Buyer’s obligation to effect the Closing shall not be affected, but the Closing Date shall be deferred until three (3) Business Days after repairs or replacement have been completed and the affected Purchased Assets has been restored to performance substantially comparable in all material respects to that prior to the Casualty or Taking, and/or (ii) negotiate with Buyer to reduce the Purchase Price by an amount agreed to by Seller and Buyer to reflect the cost to repair or replace the affected Purchased Assets (the “Repair Costs”), in which case, in the event of a Repair Cost Dispute, the Closing Date and the Termination Date shall be deferred as provided in Section 10.5. Notwithstanding the foregoing, Seller’s election in clause (i) of this Section 6.13.2 shall be unavailable and clause (ii) of this Section 6.13.2 shall apply if the required repairs or replacements could reasonably be expected to result in an extension of the Closing Date for more than ninety (90) days.

6.13.2.2 If Seller and Buyer agree on the Repair Costs within fifteen (15) days of Buyer’s receipt of Seller’s notice of the Casualty or Taking (the “Repair Negotiation Period”), Buyer’s obligation to effect the Closing shall not be affected, but the Purchase Price shall be reduced by the Repair Costs so agreed.

6.13.2.3 If Seller and Buyer do not agree on the Repair Costs within the Repair Negotiation Period (a “Repair Cost Dispute”), either party may request an engineering company that shall be mutually agreed to by Buyer and Seller to evaluate the affected Purchased Assets and deliver to Buyer and Seller its written estimate of the Repair Costs (the “Third-Party Estimate”) within fifteen (15) days after the end of the Repair Negotiation Period.

(a) If the Third-Party Estimate is less than fifty million Dollars ($50,000,000), Buyer’s obligation to effect the Closing shall not be affected and the Parties shall submit the Repair Cost Dispute to binding arbitration under the Dispute Resolution Procedures for resolution after the Closing, with a post-Closing adjustment to the Purchase Price equal to the finally-determined Repair Costs.

(b) If the Third-Party Estimate is equal to or greater than fifty million Dollars ($50,000,000), Buyer may elect, by giving Seller written notice of election within fifteen (15) days of receipt of the Third-Party Estimate, to terminate this Agreement without further obligation to Seller.

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6.13.3 Condemnation Awards. In the event of any reduction in the Purchase Price in connection with a Taking at the Refinery, as provided in 6.13.2, Buyer shall be entitled to collect from any condemnor the entire award(s) that may be made in any such proceeding, without deduction, to be paid out as follows: subject to actual receipt of such award(s) by Buyer, (a) Buyer shall pay to Seller all such amounts, up to the amount of such Purchase Price reduction, and (b) Buyer shall be entitled to retain the balance (if any) of such award(s).

6.13.4 Purchase Price Adjustment. Any adjustment of the Purchase Price pursuant to 6.13.2.3 which is necessary to reflect a final determination of Repair Costs after the Closing shall be made as follows: (a) an adjustment in favor of Buyer shall be paid in cash by Seller; and (b) an adjustment in favor of Seller shall be paid in cash to the extent the Purchase Price had been reduced pursuant to this Section. Any such reduction, refund or payment shall be made within ten (10) Business Days after such final determination.

6.13.5 Deferral of Closing Date and Termination Date. In the event of a Repair Cost Dispute, the Closing Date and the Termination Date shall be deferred until (a) three (3) Business Days after receipt of the Third-Party Estimate, or (b) if Seller elects the option in 6.13.2.1(i), as provided therein.

Section 6.14 Title Insurance. Prior to Closing, the Parties will use commercially reasonable efforts to cause Land Services USA, Inc. (as agent for First American Title Insurance Company or other reputable national title insurance company) (the “Title Company”) to issue commitments (the “Title Commitments”) to issue both loan (insuring the Seller’s mortgage lien) and owner’s title policies relating to the Owned Real Property at Closing, which Title Commitments shall reflect that (i) title to the Owned Real Property is vested in the Seller or an affiliated predecessor-in interest of Seller in fee simple, subject to the standard exceptions and exclusions from coverage contained in the proposed policies of title insurance (including but not limited to any standard exceptions that could be disclosed by a survey of the Owned Real Property) and those “Schedule B-Section II” exceptions to coverage contained in the final Title Commitments received by the Parties prior to the issuance of such proposed policies and (ii) upon recordation of the Mortgage Agreement attached as Exhibit M, the Seller shall have a validly perfected first mortgage lien on the Owned Real Property. All costs and expenses associated with such title policies shall be borne by Buyer.

Section 6.15 Shared Spare Part. The Seller has a spare part that is designated for use at the Purchased Assets and its Marcus Hook refinery, which is identified on Schedule 2.2.21 as a PRT Start-up Turbine Rotor: Spare Rotor Serial Number: 501E162EC, relating to Turbine Model Number: DRV325, Turbine Serial Number: 152195, (such rotor is herein referred to as “Shared Spare”). The Shared Spare shall be retained by Seller at its Marcus Hook refinery, crated and in a preservative coating. For a period of five years from the Closing Date (“Sharing Period”), both the Purchased Assets and the Marcus Hook refinery shall have a right to use the Shared Spares. As to such use, planned rotor replacements take precedence over unplanned rotor replacements, unless mutually agreeable to both Parties. If a Party uses the Shared Spare during the Sharing Period, that Party shall repair/refurbish the Shared Spare that was changed out. The repair/refurbish of the Shared Spare shall be per API 687 and that repaired/refurbished Shared Spare will become the new Shared Spare. The removed Shared Spare shall be repaired/refurbished by the Party who so removed same within 6 months from the change out, or if the Shared Spare is used for an unplanned outage as soon as reasonable to accommodate a planned outage. If during the Sharing Period either Party decides it will no longer be operating the PRT Start-up Turbine at its respective refinery, it shall promptly provide written notice of same to the other Party and the other Party

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shall have the right to purchase the Shared Spare for one half of its then fair market value. If the right to purchase is not exercised within thirty (30) days of receipt of said notice, then the Shared Spare shall be sold and the Parties shall split the proceeds. For avoidance of doubt, the Parties acknowledge and agree that the Shared Spare is an Excluded Asset, and nothing contained herein shall effect a transfer or sale of said asset to the Buyer (except as contemplated by the foregoing purchase right if timely exercised).

ARTICLE 7

CONDITIONS PRECEDENT

Section 7.1 Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to the reasonable satisfaction or waiver of the following conditions:

7.1.1 as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, each of the representations and warranties of the Seller contained in this Agreement shall be true and correct, and for purpose of satisfying the obligation of Buyer to Close only, each of such representations and warranties that is not qualified as to materiality (including Material Adverse Effect) shall be true and correct except for any failure of the same to be true and correct that would not reasonably be expected to have a Material Adverse Effect with respect to the Purchased Assets, the Business, or the ability of the Seller to perform its obligations under this Agreement, as of the Closing Date as though made again on and as of the Closing Date (except for any particular representation and warranty made only as of a specified date);

7.1.2 the Seller shall have performed and complied in all material respects with all of its covenants hereunder through the Closing;

7.1.3 there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of the transactions contemplated by this Agreement;

7.1.4 the Seller shall have delivered to the Buyer an officer’s certificate to the effect that to best of such officer’s knowledge each of the conditions specified in Sections 7.1.1 and 7.1.2 is satisfied in all respects;

7.1.5 all necessary filings and notifications under the HSR Act shall have been made, including any required additional information or documents, and the waiting period referred to in such act applicable to the transaction shall have expired or been terminated;

7.1.6 all Governmental and third party consents and authorizations, which are specified in Schedule 7.1.6, required for the consummation of the transactions contemplated by this Agreement shall have been obtained;

7.1.7 the Buyer shall have received the deliveries to be received by the Buyer set forth in Section 2.9.1;

7.1.8 No Material Adverse Effect shall have occurred and be continuing; and

7.1.9 the Buyer shall have received the Title Commitments and the Title Company shall be prepared to issue the Buyer owner’s title insurance policies based on same.

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Section 7.2 Conditions to Obligation of the Seller. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to the reasonable satisfaction or waiver of the following conditions:

7.2.1 as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, each of the representations and warranties of the Buyer contained in this Agreement shall be true and correct, and for purpose of satisfying the obligation of Seller to Close only, each of such representations and warranties that is not qualified as to materiality (including Material Adverse Effect) shall be true and correct except for any failure of the same to be true and correct that would not reasonably be expected to have a Material Adverse Effect with the ability of the Buyer to perform its obligations under this Agreement, as of the Closing Date as though made again on and as of the Closing Date (except for any particular representation and warranty made only as of a specified date);

7.2.2 the Buyer shall have performed and complied in all material respects with all of its covenants hereunder through the Closing;

7.2.3 there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of the transactions contemplated by this Agreement;

7.2.4 the Buyer shall have delivered to the Seller an officer’s certificate to the effect that to best of such officer’s knowledge each of the conditions specified in Sections 7.2.1 and 7.2.2 is satisfied in all respects;

7.2.5 all necessary filings and notifications under the HSR Act shall have been made, including any required additional information or documents, and the waiting period referred to in such Act applicable to the transaction shall have expired or been terminated;

7.2.6 all Governmental and third party consents and authorizations, which are specified in Schedule 7.2.6, required for the consummation of the transactions contemplated by this Agreement shall have been obtained or granted;

7.2.7 the Seller shall have received the deliveries to be received by the Seller set forth in Section 2.9.2.; and

7.2.8 the Seller shall have received the Title Commitments and the Title Company shall be prepared to issue the Seller loan title insurance polices based on same.

ARTICLE 8

REMEDIES FOR BREACHES OF AGREEMENT

Section 8.1 Survival of Representations, Warranties and Certain Covenants. All of the representations and warranties of the Parties contained in this Agreement or in any Schedule, Exhibit, certificate or other writing delivered pursuant hereto or in connection herewith are material, shall be deemed to have been relied upon by the other Parties and shall survive the Closing under this Agreement regardless of any investigations, and continue for a period of one (1) year after the Closing Date, except that the representations and warranties provided in Sections 4.1.2, 4.1.5, 4.1.6 and 4.1.9 shall survive for a period of two (2) years after the Closing Date and the representations and warranties provided in Sections 3.1.1, 3.1.2, 3.2.1.1, 3.2.1.2, 4.1.1, 4.1.7, 4.1.8, 4.1.10 and 4.1.11 shall survive for a period of five (5) years after the Closing Date. The covenants contained in ARTICLE 6 or elsewhere in this Agreement to be performed after the Closing Date shall survive the Closing until fully performed. No claim may be asserted hereunder following the applicable expiration of any representation or warranty or covenant;

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provided that any claim asserted in writing prior to the expiration of the representation or warranty or covenant that is the basis for such claim shall survive until such claim is finally resolved and satisfied, irrespective of the period for the survival of such representation or warranty or covenant provided for herein.

Section 8.2 Indemnification Provisions for Benefit of the Buyer. The Seller shall defend, indemnify and hold harmless the Buyer its Affiliates, their respective successors, their respective Affiliates’ successors and each of the respective directors and officers (or Persons in any similar capacity if such Person is not a corporation), employees, consultants and agents of the Buyer, its Affiliates and their respective (and their respective Affiliates’) successors (each, a “Buyer Indemnified Party”) against and agree to hold each Buyer Indemnified Party harmless from any and all Adverse Consequences incurred or suffered by such Buyer Indemnified Party to the extent resulting or arising from, or attributable to, any of the following matters:

8.2.1 any breach of any representation or warranty of the Seller under this Agreement (other than with respect to Section 4.1.7, which is addressed in Section 10.7) or in any certificate delivered pursuant hereto;

8.2.2 any breach of any covenant of the Seller under this Agreement;

8.2.3 any of the Excluded Assets or Excluded Liabilities as set forth in this Agreement (other than with respect to Taxes, which are addressed in Section 10.7);

8.2.4 any breach or alleged or threatened breach of that certain Letter of Understanding, dated November 25, 1997, between Sun Company, Inc. and Local 7-912, OCAW, occurring prior to the Closing Date; or

8.2.5 any alleged or actual breach of that certain Gas Oil Exchange Agreement, which occurs on or after the date of this Agreement through and including May 31, 2014, that relates to or arises from SXL’s permanent conversion or shut down of the SXL Pipeline (as such term is defined in the Gas Oil Exchange Agreement).

Section 8.3 Indemnification Provisions for Benefit of the Seller. The Buyer shall defend, indemnify and hold harmless the Seller, its respective Affiliates (including SXL), the Seller’s and its respective Affiliates’ (including SXL’s) successors and each of the respective directors and officers (or Persons in any similar capacity if such Person is not a corporation), employees, consultants and agents of the Seller, its respective Affiliates (including SXL) and their respective successors (each a “Seller Indemnified Party”) against and agrees to hold each Seller Indemnified Party harmless from any and all Adverse Consequences incurred or suffered by such Seller Indemnified Party to the extent resulting or arising from, or attributable to, any of the following matters:

8.3.1 any breach of any representation or warranty of the Buyer under this Agreement or in any certificate delivered pursuant hereto;

8.3.2 any breach of any covenant of the Buyer under this Agreement;

8.3.3 any of the Purchased Assets or Assumed Liabilities as set forth in this Agreement;

8.3.4 any breach or alleged or threatened breach of that certain Letter of Understanding, dated November 25, 1997, between Sun Company, Inc. and Local 7-912, OCAW, occurring on or after the Closing Date; or

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8.3.5 any selection or pre-employment process applied by the Buyer to the Current Employees, other than Seller’s severance and similar Liabilities as set forth in Exhibit 6.5.

Section 8.4 Limitations of Liability. Notwithstanding the foregoing or anything herein provided to the contrary:

8.4.1 no Buyer Indemnified Party or Seller Indemnified Party seeking indemnification under this Agreement pursuant to Section 8.2.1 or 8.3.1 shall make any claim for indemnification involving less than $100,000 of Adverse Consequences arising out of the same occurrence or matter (“Minor Claims”);

8.4.2 no indemnification shall be payable pursuant to Section 8.2.1 to any Buyer Indemnified Party or pursuant to Section 8.3.1 to any Seller Indemnified Party unless and until the total of all Adverse Consequences (excluding Adverse Consequences attributable to Minor Claims) for which the Seller or Buyer, respectively, would otherwise have an indemnification obligation pursuant to such Section 8.2.1 or Section 8.3.1 exceeds $2,000,000.00 in the aggregate (the “Threshold Amount”). whereupon the Buyer Indemnified Party or Seller Indemnified Party may claim indemnification for the amount of such claims, or portion thereof, in excess of such Threshold Amount but in no case shall such claims include Minor Claims;

8.4.3 in no event may the Buyer Indemnified Parties or the Seller Indemnified Parties, respectively, recover in the aggregate an amount greater than $60,000,000.00 (the “Indemnity Cap”) in respect of claims asserted or that could be asserted pursuant to Section 8.2.1 or pursuant to Section 8.3.1;

8.4.4 no Buyer Indemnified Party may assert a claim for indemnification hereunder with respect to Adverse Consequences resulting from or arising out of, or attributable to any Voluntary Actions;

8.4.5 no Buyer Indemnified Party may assert a claim for indemnification hereunder with respect to any Retained Environmental Liability pursuant to Section 8.2 unless a Claim Notice relating thereto has been delivered to the Seller within twenty (20) years following the Closing Date.

Section 8.5 Exclusive Remedy. The Parties acknowledge and agree that the indemnification provisions in Section 6.7, this ARTICLE 8 and the indemnification provisions in ARTICLE 10 shall be the exclusive remedies of the Seller, the Seller Indemnified Parties and their Affiliates, on the one hand, and the Buyer, the Buyer Indemnified Parties and their Affiliates, on the other hand, from and after the Closing Date with respect to the transactions contemplated by this Agreement. Without limiting the prior sentence, each Party hereby waives any claim or cause of action pursuant to common or statutory Law or otherwise (except as provided in this Agreement) against each other Party and its Affiliates with respect to Adverse Consequences of any nature whatsoever that relate to this Agreement or are attributable to the Purchased Assets or the Assumed Liabilities, whether arising before, on or after the Closing Date. Each Party agrees that the previous sentence shall not limit or otherwise affect any nonmonetary right or remedy which any Party may have under this Agreement or otherwise limit or affect any Party’s right to seek equitable relief, including the remedy of specific performance for nonmonetary relief.

Section 8.6 Matters Involving Third Parties.

8.6.1 If any Third Party shall notify any Party with respect to any action or claim by a Third Party (a “Third Party Claim”) that may give rise to a right to claim for indemnification against any other Party under Section 8.2 or Section 8.3, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that failure to give timely notice shall not affect the right to indemnification to the extent such failure to give timely notice is not prejudicial to the Indemnifying Party. Notwithstanding anything to the contrary herein, this Section 8.6.1 remains subject to the survival periods set forth in Section 8.1.

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8.6.2 The Indemnifying Party, in accordance with the procedures set forth in Section 8.7, will have the right to assume and conduct the defense of the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party; provided, however, that the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be unreasonably withheld) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party. As provided in Section 8.7, the Indemnifying Party may assume the defense of a Third Party Claim, at the Indemnifying Party’s cost and expense, without also accepting and agreeing to the claim for indemnification described in the related Claim Notice.

8.6.3 Unless and until the Indemnifying Party assumes the defense of the Third Party Claim as provided in Section 8.6.2, the Indemnified Party may defend against the Third Party Claim in any manner it reasonably may deem appropriate for the account of the Indemnifying Party. The Indemnified Party may retain counsel of its own choosing at its own expense, provided, however, the Indemnifying Party shall have control over the defense for so long as it is provided.

8.6.4 In no event will the Indemnified Party consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

8.6.5 If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest, including the making of any related counterclaim or cross-complaint against any Person (other than a Buyer Indemnified Party, if the Indemnified Party is a Buyer Indemnified Party, or a Seller Indemnified Party, if the Indemnified Party is a Seller Indemnified Party).

8.6.6 The Party that is conducting the defense against the Third Party Claim shall provide each other Party such information possessed by the Party that is conducting such defense as such other Party shall reasonably request with respect to the Third Party Claim and the defense thereof.

Section 8.7 Procedures. The Party seeking indemnification under Section 8.2 or Section 8.3 (the “Indemnified Party”) may make claims for indemnification hereunder by giving written notice (a “Claim Notice”) to the Party required to provide indemnification hereunder (the “Indemnifying Party”). Such notice shall briefly explain the nature of the claim and the parties known to be involved, and shall specify the amount thereof to the extent known by the Indemnified Party. Each Indemnifying Party to which a Claim Notice is given shall respond to any Indemnified Party that has given a Claim Notice (a “Claim Response”) within thirty (30) days (the “Response Period”) after the date that the Claim Notice is given. Any Claim Notice or Claim Response shall be given in accordance with the notice requirements hereunder, and any Claim Response shall specify whether or not the Indemnifying Party giving the Claim Response disputes the claim for indemnification described in the Claim Notice and whether it will defend any Third Party Claim specified in such Claim Notice at its own cost and expense. If any Indemnifying Party fails to give a Claim Response within the Response Period, such Indemnifying Party shall be deemed to have disputed the claim for indemnification described in the related Claim Notice and to have elected not to defend any Third Party Claim specified in such Claim Notice. The aforesaid election or deemed election by the Indemnifying Party not to assume the defense of the Indemnified Party with respect to any Third Party Claim specified in such Claim Notice, however, shall, except as contemplated

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by the following proviso, be subject to the right of the Indemnifying Party to subsequently assume the defense of the Indemnified Party with respect to any such Third Party Claim at any time prior to settlement or final determination thereof; provided that the Indemnifying Party shall not have the right to so assume the defense of the Indemnified Party with respect to any Third Party Claim which the Indemnifying Party has (or is deemed to have) previously elected not to defend to the extent that the Indemnified Party would be prejudiced as a result of such assumption. If an Indemnifying Party then or thereafter elects, pursuant to the foregoing, to assume the defense of an Indemnified Party with respect to a Third Party Claim specified in such Claim Notice, then, without limiting any action the Indemnifying Party may have on account of actual fraud, the Indemnifying Party shall not be entitled to recover from the Indemnified Party the costs and expenses incurred by the Indemnifying Party in providing such defense, whether or not the Indemnifying Party disputes or is deemed to have disputed the claim for indemnification described in the related Claim Notice.

Section 8.8 Determination of Amount of Adverse Consequences. The Adverse Consequences giving rise to any indemnification obligation hereunder shall be limited to the actual loss suffered by the Indemnified Party (i.e., reduced by any insurance proceeds or other payment or recoupment received or receivable (including tax benefits), realized or realizable or retained by the Indemnified Party as a result of the events giving rise to the claim for indemnification). Upon the request of the Indemnifying Party, the Indemnified Party shall provide the Indemnifying Party with information sufficient to allow the Indemnifying Party to calculate the amount of the indemnity payment in accordance with this Section 8.8. An Indemnified Party shall take all reasonable steps to mitigate damages in respect of any claim for which it is seeking indemnification and shall use reasonable efforts to avoid any costs or expenses associated with such claim and, if such costs and expenses cannot be avoided, to minimize the amount thereof.

Section 8.9 Limitation of Damages. NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT THE INDEMNIFICATION OBLIGATIONS OF EACH PARTY, AND THE RECOVERY BY ANY PARTY OR INDEMNITEE OF ANY COVERED LIABILITIES SUFFERED OR INCURRED BY IT AS A RESULT OF ANY BREACH OR NONFULFILLMENT BY A PARTY OF ANY OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS OR OTHER OBLIGATIONS UNDER THIS AGREEMENT, SHALL BE LIMITED TO ACTUAL DAMAGES AND SHALL NOT INCLUDE OR APPLY TO, NOR SHALL ANY PARTY OR INDEMNITEE BE ENTITLED TO RECOVER, ANY INDIRECT, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR OPPORTUNITIES OR BUSINESS INTERRUPTION OR DIMINUTION IN VALUE) SUFFERED OR INCURRED BY ANY PARTY OR INDEMNITEE (OTHER THAN SUCH DAMAGES CLAIMED BY A THIRD PARTY IN A CLAIM FOR WHICH A PARTY IS REQUIRED TO PROVIDE AN INDEMNITY HEREUNDER) (collectively, “Non-Recoverable Adverse Consequences”).

Section 8.10 Tax Treatment of Indemnity Payments. All indemnification payments made under this Agreement shall be treated as purchase price adjustments for Tax purposes to the extent permitted under applicable Laws.

Section 8.11 Specific Performance. The Parties agree and acknowledge that the failure to perform under this Agreement will be an actual, immediate and irreparable harm and injury and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that, except where this Agreement is properly terminated in accordance with ARTICLE 9, the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement and any other agreement or instrument executed in connection herewith. The Parties further agree that they

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shall not object to, or take any position inconsistent with respect to, whether in a court of law or otherwise, the appropriateness of specific performance as a remedy for a breach of this Agreement or any such other agreement or instrument, any action or proceeding for any such remedy, and each Party waives any requirement for the securing or posting of any bond in connection with any such remedy. The Parties further agree that by seeking the remedies provided for in this Section 8.11 a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, including monetary damages.

ARTICLE 9

TERMINATION OF AGREEMENT

Section 9.1 Termination of Agreement. The Parties may terminate this Agreement, as provided below:

9.1.1 the Parties may terminate this Agreement by mutual written consent at any time before the Closing;

9.1.2 either the Seller or the Buyer may terminate this Agreement by giving written notice to the other Parties at any time before the Closing if the Closing shall not have occurred on or before June 30, 2011, or such later date as the Parties agree in writing (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 9.1.2 shall not be available to Seller or Buyer if the failure of Seller or Buyer, as the case may be, to perform any material obligation under this Agreement or to fulfill any material condition under this Agreement within the control of Seller or Buyer, as the case may be, has been the proximate cause of, or resulted in, the failure of the transactions contemplated by this Agreement to be consummated on or before the Termination Date; and provided, further, that if on the Termination Date the conditions to the Closing set forth in Sections 7.1.5, 7.1.6, 7.2.5 or 7.2.6 have not been fulfilled but all other conditions to the Closing have been fulfilled or are reasonably capable of being fulfilled, then the Termination Date will be July 31, 2011.

9.1.3 either the Seller or the Buyer may terminate this Agreement if any court of competent jurisdiction or any governmental, administrative or regulatory authority, agency or body shall have issued an order, decree or ruling or shall have taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated hereby or if any statute, rule, order or regulation shall have been enacted or issued by any Governmental Authority which, directly or indirectly, prohibits the consummation of the transactions contemplated hereby;

9.1.4 the Buyer may terminate this Agreement if there has been a material violation or breach by the Seller of any covenant, representation or warranty contained in this Agreement and such violation or breach is not cured by the date forty-five (45) days after receipt by the Seller of a written notice specifying particularly such violation or breach, and such violation or breach has not been waived in writing by the Buyer; provided, however, that if prior to the expiration of such forty-five (45) day period Seller has begun, and after the expiration of such forty-five (45) day period Seller continues, using commercially reasonable efforts to cure such breach, then Buyer may not terminate this Agreement until forty-five (45) after all other conditions to Closing set forth in Section 7.1 and Section 7.2 have been satisfied or are capable of being satisfied;

9.1.5 the Seller may terminate this Agreement if there has been a material violation or breach by the Buyer of any covenant, representation or warranty contained in this Agreement and such violation or breach is not cured by the date forty-five (45) days after receipt by the Buyer of a written notice specifying particularly such violation or breach, and such violation or breach has not been waived in writing by the Seller; provided, however, that if prior to the expiration of such forty-five (45) day

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period Buyer has begun, and after the expiration of such forty-five (45) period Buyer continues, using commercially reasonable efforts to cure such breach, then Seller may not terminate this Agreement until forty-five (45) days after all other conditions to Closing set forth in Section 7.1 and Section 7.2 have been satisfied or are capable of being satisfied; and

9.1.6 The Party desiring to terminate this Agreement shall give notice of such termination to the other Parties in the manner set forth in Section 11.5.

Section 9.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 9.1, all rights and obligations of the Parties with respect to this Agreement shall terminate without any Liability of any Party to the other Parties (except for any Liability of the Party then in breach); provided that the confidentiality provisions contained in the Confidentiality Agreement and Section 11.1 of this Agreement, the Buyer’s indemnity obligations under Section 5.4.2, shall survive termination.

ARTICLE 10

TAX MATTERS

Section 10.1 Filing of Tax Returns and Payment of Taxes. Except as otherwise provided in this Agreement, the Seller shall be responsible for timely filing of all Tax Returns required by Law to be filed, and payment of all Taxes levied or imposed, in connection with the Business, the Purchased Assets, the operation of the Purchased Assets, or employees and independent contractors engaged in operating or maintaining the Purchased Assets or marketing products produced by the Purchased Assets, for any period ending on or prior to the Closing Date. The Buyer shall be responsible for timely filing of all Tax Returns required by Law to be filed, and payment of all Taxes levied or imposed, in connection with the Business, the Purchased Assets, the operation of the Purchased Assets, or employees and independent contractors engaged in operating or maintaining the Purchased Assets or marketing the products produced by the Purchased Assets, for any period after the Closing Date.

Section 10.2 Straddle Period Taxes. In the case of Taxes that are payable with respect to any Tax period beginning on or before and ending after the Closing Date (a “Straddle Period”), the portion of any such Taxes that is attributable to the portion of the period ending on the Closing Date shall be:

10.2.1 in the case of Taxes that are imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible), deemed equal to the amount that would be payable if the Tax period of the company ended with (and included) the Closing Date; provided that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be allocated between the period ending on and including the Closing Date and the period beginning after the Closing Date in proportion to the number of days in each period; and

10.2.2 in the case of Taxes that are imposed on a periodic basis with respect to the Purchased Assets, deemed to be the amount of such Taxes for the entire Straddle Period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of calendar days in the portion of the period ending on and including the Closing Date and the denominator of which is the number of calendar days in the entire period.

The Buyer shall prepare or cause to be prepared all Tax Returns required by Law to be filed in connection with the Assets for any Straddle Period. Such Straddle Period Tax Returns shall be prepared on a basis consistent with past practice except to the extent otherwise required. Not later than thirty (30) days prior to the due date (including any extension) for filing any such Straddle Period Tax Return, the Buyer shall deliver a copy of such Straddle Period Tax Return, together with all supporting documentation and

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workpapers, to the Seller for its review and reasonable comment. The Buyer will cause such Straddle Period Tax Return (as revised to incorporate the Seller’s reasonable comments) to be timely filed and will provide a copy to the Seller. Not later than five (5) days prior to the due date for payment of Taxes with respect to any Straddle Period Tax Return, the Seller shall pay directly to the Taxing Authority on behalf of the Buyer, the amount of any Taxes attributable to the period ending on and including the Closing Date, with respect to such Straddle Period Tax Return.

Section 10.3 Ohio Combined State, County and Local Sales Taxes. There is a combined state, county and local sales tax of 6.75% on the retail sale of certain tangible personal property within Lucas County, Ohio (the “OH Sales Tax”). Excluded from the OH Sales Tax, among other things, are any casual sales, transfers of personalty acquired for the purpose of resale (Hydrocarbon Inventory), gasoline on which a gasoline excise tax is or will be paid, and machinery, wares and equipment for use in manufacturing operations. The Seller and the Buyer agree that the OH Sales Tax relating to the sale and conveyance of the Purchased Assets shall be shared equally by the Buyer and the Seller. The Seller and the Buyer agree that except for motor vehicles (for which sales tax will be due when applying for a certificate of title or registering the vehicle) and certain ancillary property, no OH Sales Tax will be collected and reported on any of the Assets transferred to the Buyer because such Assets fall within one of the above-mentioned exceptions to the OH Sales Tax. At or prior to the Closing Date, the Seller and the Buyer shall agree on the amount of OH Sales Tax due and, at the Closing, the Seller shall collect from the Buyer the applicable OH Sales Tax and shall remit the same to the appropriate Taxing Authority. The Buyer shall provide the Seller at the Closing with a resale certificate covering all Hydrocarbon Inventory and raw materials included in the Purchased Assets and shall thereafter provide the Seller with any exemption certificates and other documentation as may be required by the appropriate Taxing Authority to establish the right to any exemption from the OH Sales Tax. If any exemption claimed by the Buyer or by the Seller is subsequently denied by any Taxing Authority and, as a result, the Seller is assessed additional Taxes, the Buyer shall reimburse the Seller, or its assignees, for such Taxes.

Section 10.4 Transfer Taxes. All Transfer Taxes incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid in equal shares by Buyer and the Seller, and Buyer, at its own expense, will file, to the extent required by applicable Law, all necessary Tax Returns and other documentation with respect to all such transfer or sales and use Taxes, and, if required by applicable Law, Seller will join in the execution of any such Tax Returns or other documentation.

Section 10.5 Assistance and Cooperation. After the Closing Date, in the case of any audit, examination, or other proceeding with respect to Taxes (“Tax Proceeding”) for which the Seller is or may be liable pursuant to this Agreement, the Buyer shall inform the Seller within ten (10) days of the receipt of any notice of such Tax Proceeding, and shall afford the Seller, at the Seller’s expense, the opportunity to control the conduct of such Tax Proceeding. The Buyer shall execute or cause to be executed powers of attorney or other documents necessary to enable the Seller to take all actions desired by the Seller with respect to such Tax Proceeding to the extent such Tax Proceeding may affect the amount of Taxes for which the Seller is liable pursuant to this Agreement. The Seller shall have the right to control any such Tax Proceeding and to initiate any claim for refund, file any amended return, or take any other action that it deems appropriate with respect to such Taxes.

Section 10.6 Access to Information. After the Closing, the Seller shall grant to the Buyer (or its designees) access at all reasonable times to all of the information, books, and records relating to the Purchased Assets within the possession of the Seller, and shall afford the Buyer (or its designees) the right (at the Buyer’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit the Buyer (or its designees) to prepare Tax Returns and to conduct negotiations with Taxing Authorities. After the Closing, the Buyer shall grant to the Seller (or its designees) access at all reasonable times to all of the information, books and records relating to the Purchased Assets within the possession of the Buyer (including Tax work papers and correspondence with Taxing Authorities), and shall afford the Seller (or its designees) the right (at the Seller’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit the Seller (or its designees) to prepare Tax Returns and to conduct negotiations with Taxing Authorities.

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Section 10.7 Tax Indemnity. Notwithstanding any other provisions of this Agreement, Section 8.1, this Section 10.7 and Section 10.8 shall apply to indemnification by the Seller to the Buyer for, and shall be the sole remedy of the Buyer in respect of, the Adverse Consequences described in the following sentence. The Seller agrees to indemnify and hold harmless the Buyer from and against the entirety of any and all Adverse Consequences that the Buyer may suffer for (i) any breach of the representations and warranties found in Section 4.1.7, and (ii) any Taxes attributable to the Purchased Assets or the Business with respect to any Tax year ending on or before the Closing Date or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with Section 10.1) to the portion of such period beginning before and ending on the Closing Date. In no event shall the Seller’s obligation to indemnify the Buyer for any Adverse Consequences for breach under this Section 10.7 exceed the Indemnity Cap. No right to indemnity shall exist if the Adverse Consequence is the result of actions of the Buyer or its Affiliates.

Section 10.8 Tax Indemnity Claims. The provisions of this Section 10.8 shall apply only to the indemnification provided for under Section 10.7. If a claim for Taxes is made against the Buyer and if the Buyer intends to seek indemnity with respect thereto under Section 10.7, the Buyer shall promptly furnish written notice to the Seller of such claim. Failure of the Buyer to so notify the Seller within sixty (60) days of the claim being made against the Buyer shall terminate all rights of the Buyer to indemnity by the Seller as to such claim to the extent the Seller’s position is prejudiced as a result thereof (whether due to an adverse effect on its ability to contest such claim or otherwise). The Seller shall have thirty (30) days after receipt of such notice to undertake, conduct, and control (through counsel of its own choosing and at its own expense) the settlement or defense thereof, and the Buyer shall cooperate with it in connection therewith. The Seller shall permit the Buyer to participate in such settlement or defense through counsel chosen by the Buyer (but the fees and expenses of such counsel shall be paid by the Buyer). So long as the Seller, at the Seller’s cost and expense, (i) has undertaken the defense of, and assumed full responsibility for all indemnified Adverse Consequences with respect to, such claim, (ii) is reasonably contesting such claim in good faith by appropriate proceedings, and (iii) has taken such action (including the posting of a bond, deposit, or other security) as may be necessary to prevent any action to foreclose a lien against or attachment of the property of the Buyer for payment of such claim, the Buyer shall not pay or settle any such claim. Notwithstanding compliance by the Seller with the preceding sentence, the Buyer shall have the right to pay or settle any such claim, but in such event it shall waive any right to indemnity by the Seller for such claim. If within thirty (30) days after the receipt of the Buyer’s notice of a claim of indemnity hereunder, the Seller does not notify the Buyer that it elects (at the Seller’s cost and expense) to undertake the defense thereof and assume full responsibility for all indemnified Adverse Consequences with respect thereto, or, if the Seller gives such notice and thereafter fails to contest such claim in good faith or to prevent action to foreclose a lien against or attachment of the Buyer’s property as contemplated above, the Buyer shall have the right to contest, settle, or compromise such claim and the Buyer shall not thereby waive any right to indemnity for such claim under this Agreement.

Section 10.9 Tax Refunds. Refunds of Taxes paid or payable with respect to Taxes attributable to the Purchased Assets shall be promptly paid as follows (or to the extent payable but not paid due to offset against other Taxes shall be promptly paid by the Party receiving the benefit of the offset as follows): (i) to the Seller if attributable to Taxes with respect to any Tax year ending on or before the Closing Date or for any Tax year beginning before and ending after the Closing Date to the extent allocable (determined in a manner consistent with Section 10.1) to the portion of such period beginning before and ending on the Closing Date; and (ii) to the Buyer if attributable to Taxes with respect to any Tax year beginning after the Closing Date or for any Tax year beginning before and ending

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after the Closing Date to the extent allocable (determined in a manner consistent with Section 10.1) to the portion of such period ending after the Closing Date.

Section 10.10 Certification of Nonforeign Status. On the Closing Date, the Seller shall deliver to the Buyer a certificate (in the form attached hereto as Exhibit H) signed under penalties of perjury (i) stating that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate, (ii) providing its U.S. Employer Identification Number, and (iii) providing its address, all pursuant to Section 1445 of the Code.

Section 10.11 Non-Ohio Sales Taxes. Included in the Purchased Assets may be certain amounts of Hydrocarbon Inventory that are located in states other than Ohio. To the extent that is the case, the Parties agree that the Seller will not collect from the Buyer any sales taxes on the transfer of such Hydrocarbon Inventory since all such Hydrocarbon Inventory is being purchased for resale and, therefore, is exempt from any sales tax under the laws of all states of the United States.

ARTICLE 11

MISCELLANEOUS

Section 11.1 Press Releases and Confidentiality. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties, which approval shall not be unreasonably withheld; provided that any Party may make any public disclosure it believes in good faith is required by applicable Law or any listing or trading agreement concerning its publicly traded securities (in which case the disclosing Party will advise the other Parties before making the disclosure). Each Party shall keep all information obtained from the other either before or after the date of this Agreement, or related to the Buyer’s proposed purchase of the Purchased Assets, the Seller’s proposed sale of the Purchased Assets, the contents of this Agreement or the negotiation of this Agreement, confidential, and no Party shall reveal such information to, or produce copies of any written information for, any Person outside its management group or its professional advisors (including lenders and prospective financing sources) without the prior written consent of the other Parties, unless such Party is compelled to disclose such information by judicial or administrative process or by any other requirements of Law or disclosure is reasonably necessary to obtain a License or a consent. If the transactions contemplated by this Agreement should fail to close for any reason, each Party shall return to the other as soon as practicable all originals and copies of written or recorded information provided to such Party by or on behalf of any other Party and none of such information shall be used by such Party, or its Representatives, in the business operations of any Person. Notwithstanding the foregoing, each Party’s obligations under this Section shall not apply to any information or document which (i) is or becomes the subject of a subpoena or other legal process, (ii) is or becomes available to the public other than as a result of a disclosure by such Party or its Affiliates in violation of this Agreement or other obligation of confidentiality under which such information may be held, or (iii) was obtained or is or becomes available to such Party on a nonconfidential basis from a source other than any other Party or its Representatives. Except as may be required by Law, the Parties shall seek appropriate protective orders or confidential treatment for the Schedules to this Agreement in connection with any filing with or disclosure to any Governmental Authority. The Parties’ confidentiality obligations under this Section shall survive the Closing or the earlier termination of this Agreement for a period of three (3) years. Nothing in this Section shall, or is intended to, impair or modify any of the obligations of the Buyer or its Affiliates under the Confidentiality Agreement, which remains in effect until termination of such agreement in accordance with its terms. Notwithstanding anything herein to the contrary, any Party to this Agreement (and any employee, Representative, or other agent of any Party to this Agreement) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however,

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that such disclosure may not be made (i) until the earlier of (x) the date of public announcement of discussions relating to the transactions and (y) the date of the execution of an agreement to enter into the transactions and (ii) to the extent required to be kept confidential to comply with any applicable federal or state securities laws.

Section 11.2 No Third Party Beneficiaries. Except for the Seller Indemnified Parties, the Buyer Indemnified Parties and as set forth in Section 6.7, nothing in this Agreement shall confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

Section 11.3 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each other Party.

Section 11.4 Counterparts and Facsimile Signatures. This Agreement may be executed in counterparts (which may be by facsimile, PDF format or other electronic transmission), each of which shall be deemed an original but which together will constitute one and the same instrument.

Section 11.5 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given two (2) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Buyer:

Toledo Refining Company LLC c/o PBF Holding Company LLC 1 Sylvan Way, 2nd floor Parsippany, NJ 07054-3887 Attention: General Counsel
Tel: 973-455-7500
Email: Jeffrey.dill@pbfenergy.com

With a copy to:	Toledo Refining Company LLC c/o PBF Holding Company LLC 1 Sylvan Way, 2nd floor Parsippany, NJ 07054-3887 Attention: President
Tel: 973-455-7500
Email: mgayda@pbfenergy.com

If to the Seller:	Sunoco, Inc. (R&M)
Mellon Bank Center
1735 Market Street, Suite LL
Philadelphia, PA 19103 Attn: Bruce G. Fischer
Senior Vice President, Strategy & Portfolio
Tel: (215)977-3467 Email: BGFischer@sunocoinc.com

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With a copy to:	Sunoco, Inc. (R&M)
Mellon Bank Center
1735 Market Street, Suite LL Philadelphia, PA 19103 Attn: Stacy L. Fox Senior Vice President and General Counsel Tel: (215)977-3015 Email: SLFox@sunocoinc.com

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the addresses set forth above using any other means (including personal delivery, expedited courier, messenger service, ordinary mail, or electronic mail, where receipt thereof is confirmed, but specifically excluding telecopy), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving each other Party notice in the manner herein set forth.

Section 11.6 Governing Law; Consent Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the domestic Laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York. Each Party hereto (i) agrees that service upon it by registered mail shall constitute sufficient notice; provided that nothing herein shall affect the right to serve process in any other manner permitted by law, (ii) irrevocably and unconditionally consents and submits itself and its property in any action or proceeding to the exclusive general jurisdiction of the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, the state courts of New York located in New York County in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, or for recognition and enforcement of any judgment in respect thereof, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iv) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in the United States District Court for the Southern District of New York, or, if such court does not have subject matter jurisdiction, the state courts of New York located in New York County, (v) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, and (vi) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the aforesaid courts. The Buyer and the Seller agrees that a final judgment in any action or proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

Section 11.7 Entire Agreement and Amendments. This Agreement (including the documents referred to in this Agreement) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they have related in any way to the subject matter of this Agreement. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. Notwithstanding the preceding sentences to the contrary, this Agreement shall not alter, limit, modify, impair, supersede or replace the Confidentiality Agreement, which remains in full force and effect.

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Section 11.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

Section 11.9 Transaction Expenses. The Buyer and the Seller will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby, except as expressly provided otherwise herein.

Section 11.10 Waiver of Bulk Sales Law Compliance. The Buyer hereby waives compliance or its equivalent by the Seller with the requirements, if any, of Article 6 of the Uniform Commercial Code as in force in any state in which Purchased Assets are located and all other similar laws applicable to bulk sales and transfers; provided, however, that the Seller shall indemnify and hold the Buyer harmless from any Adverse Consequences as a result of such waiver.

Section 11.11 Failure or Indulgence Not Waiver. No failure or delay on the part of any Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

Section 11.12 Time of the Essence. Time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action is not a Business Day (or if the period during which any notice is required to be given or any action taken expires on a date which is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required to be given or action taken) shall be the next day which is a Business Day.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

Seller:

SUNOCO, INC. (R&M) a Pennsylvania corporation

By:	/s/ Brian P. MacDonald
Name: Brian P. MacDonald
Title: Senior Vice President and Chief Financial Officer Dec 2/10

Buyer:

Toledo Refining Company LLC a Delaware limited liability company

By:	/s/ Michael D. Gayda
Name: Michael D. Gayda
Title: President

[Signature page to Asset Sale and Purchase Agreement]

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SCHEDULE 1.1

Definitions and Interpretations

Section 1.1 Definitions. Unless otherwise provided to the contrary in this Agreement, capitalized terms in this Agreement shall have the following meanings:

“Accountants” means a firm of independent certified public accountants mutually selected by the Parties.

“Adjustment Balance” has the meaning set forth in Section 2.6.3.4(b).

“Adverse Consequences” means all actions, causes of action, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, actual damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, liens, actual losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses, but excluding Non-Recoverable Adverse Consequences.

“Affiliate” means, with respect to any specified Person, any other person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agency Agreement” means the Agency Agreement substantially in the form attached hereto as Exhibit I.

“Agreement” has the meaning set forth in the preface.

“AIP” has the meaning set forth in Exhibit 6.5.

“Allocated Rights and Obligations” has the meaning set forth in Section 2.5(b).

“Antitrust Division” has the meaning set forth in Section 5.2.

“Assigned Contracts” has the meaning set forth in Section 2.1.6.

“Assumed Environmental Liabilities” has the meaning set forth in Section 2.3.6.

“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Assigned Contracts” has the meaning set forth in Section 2.1.6.

“Bill of Sale, Assignment and Assumption Agreement” has the meaning set forth in Section 2.9.1.3.

“Books and Records” has the meaning set forth in Section 2.1.8.

“Branded Sales Contracts” means contracts pursuant to which Seller, through its Branded Marketing division, sells branded gasoline, diesel, or race fuel to customers that have rights to resell those products using Seller’s or its Affiliates’ trademarks, servicemarks, or trade names (whether owned or licensed from third parties).

“BS&W” means bottom sediment and water.

Schedule 1.1 Page 1	Highly Confidential

“Business” means the business currently conducted by the Seller that relates exclusively to the ownership, operation or use of the Facilities and the Purchased Assets, but excluding Seller’s Branded Marketing business and excluding SXL’s businesses, including SXL’s logistics, transportation, and terminal/throughput businesses.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

“Buyer” has the meaning set forth in the preface.

“Buyer Indemnified Party” has the meaning set forth in Section 8.2.

“Buyer Material Adverse Effect” means an effect, event, development or change which individually or in the aggregate with all effects, events, developments or changes is or is likely to become materially adverse to the ability of Buyer to execute and perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

“Buyer’s Parent” means PBF Holding Company LLC, a Delaware limited liability company.

“Buyer’s Parent Guaranty” means the Buyer Guaranty in the form attached hereto as Exhibit J.

“Buyer Plan” has the meaning set forth in Exhibit 6.5.

“Buyer Savings Plan” has the meaning set forth in Exhibit 6.5.

“Cash Purchase Price” has the meaning set forth in Section 2.6.1.

“Casualty” has the meaning Set forth in Section 6.13.1

“CBA” has the meaning set forth in Exhibit 6.5.

“Claim” means any demand, claim, action, investigation, inquiry, notice of violation, legal proceeding or arbitration, whether or not ultimately determined to be valid.

“Claim Notice” has the meaning set forth in Section 8.7.

“Claim Response” has the meaning set forth in Section 8.7.

“Closing” has the meaning set forth in Section 2.8.

“Closing Date” has the meaning set forth in Section 2.8.

“Closing Date Proration Adjustment” has the meaning set forth in Section 2.6.3.3(a).

“Closing Payment” has the meaning set forth in Section 2.6.1.

“Closing Value” has the meaning set forth in Section 2.6.3.4(a).

“COBRA” “ has the meaning set forth in Exhibit 6.5.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor Law.

Schedule 1.1 Page 2	Highly Confidential

“Confidentiality Agreement” means the Confidentiality Agreement between Sunoco, Inc. and PBF Investments LLC, dated March 22, 2010.

“Continuing Conditions” mean Releases of Hazardous Substances at or from the Purchased Assets that exist prior to the Closing Date, including migration or movement there from, and continue for all or part of the five (5) year period after the Closing Date, including continuing Releases after the Closing Date from the same source as Releases prior to the Closing Date, and migration or movements there from, that occur after the Closing Date from such Releases.

“Continuing Employee” has the meaning set forth in Exhibit 6.5.

“Contracts” means all contracts, agreements, commitments, leases, franchises or other similar obligations or arrangements (whether written or oral).

“Costs of Compliance” means all costs, capital expenditures, fees and expenditures of any kind associated with attaining or maintaining compliance with any Environmental Law and all costs, fees and expenditures of any kind required to obtain, amend, modify, renew or otherwise maintain any applicable Environmental Permits, including permits for any “grandfathered” units.

“Credit Support Arrangements” has the meaning set forth in Section 6.7.1.

“Current Employees” has the meaning set forth in Exhibit 6.5.

“Customs” has the meaning set forth in Section 5.7.

“Default” means (a) a breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or cause an Encumbrance to arise or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, cancellation, amendment, renegotiation or acceleration or a right to receive damages or a payment of penalties.

“Derivative Contracts Agreement” has the meaning set forth in Section 6.10.

“Easements” has the meaning set forth in Section 2.1.3.

“Employment Date” has the meaning set forth in Exhibit 6.5.

“Encumbrance” means any mortgage, pledge, lien, encumbrance, encroachment, charge, other security interest or defect in title.

“Environmental Law” or “Environmental Laws” means all federal, state and local Laws (including common law) relating to the protection of natural resources, wildlife, or the environment or employee or public health or safety, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. §§ 9601 et seq., the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. §§ 6901 et seq., the Clean Air Act, as amended, 42 U.S.C. §§ 7401 et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 et seq.; the Clean Water Act, 33 U.S.C. Section 1251 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300F et seq.; the Emergency Planning and Community Right-to-know Act, as amended, 42 U.S.C. §§ 11001 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. §§ 1251 et seq., the Oil Pollution Act of 1990, 33 U.S.C. §§ 2701 et seq. and the Occupational Safety and Health Act of 1970, 29 U.S.C. §§ 651 et. seq. and the regulations promulgated pursuant thereto, and any state or local counterparts.

Schedule 1.1 Page 3	Highly Confidential

“Environmental Liabilities” means any and all Liabilities, responsibilities, suits, costs (including Remedial Work), assessments, liens, penalties, fines, natural resource damages, prejudgment and post-judgment interest, and attorney’s fees incurred or imposed (a) pursuant to any order, decree, notice, injunction, judgment or similar ruling from a Governmental Authority arising out of or in connection with any Environmental Law, Order or Environmental Permit or (b) pursuant to any claim by a Governmental Authority or other Person for personal injury, death, property damage, damage to natural resources, economic loss, damages or Remedial Work to the extent arising out of, based on or resulting from a Release or migration or movement of Hazardous Substances, or (c) under Environmental Law, Order or Environmental Permit.

“Environmental Permits” means all permits, licenses, approvals, or other authorizations required to be obtained pursuant to Environmental Laws for the operation of the Business as presently operated by the Seller, including applications for renewal of such permits, where the application allows for continued operation under the terms of an expired permit.

“Environmental Testing” shall mean any environmental site assessment, test, inspection or investigation of the Purchased Assets (but excluding routine operator observations or similar routine operator activities taken in the ordinary course of operation and maintenance of the Purchased Assets) that could reasonably be expected to lead to the discovery, investigation or assessment of an Environmental Liability for which Seller is or would be liable pursuant to Section 2.4.4 hereof.

“Equipment” means all machinery, mobile or otherwise, equipment and systems, including (a) all processing units and distillation systems, (b) all heating, lighting, and power systems, fire prevention and fire extinguishing systems, control systems, emergency warning and emergency preparedness systems and related assets, and heating, refrigerating, air conditioning, and ventilating systems, (c) all tanks, meters, pumps, engines, compressors, pipes, fittings, valves, connections, regulators, and loading and unloading lines, (d) all telecommunication assets and equipment and computer hardware and software, (e) all spare parts, tools, computers, and warehouse stores, (f) all other fixtures, furniture and furnishings, (g) works-in-process, (h) vehicles, and (i) all other tangible personal property, in each case presently located in or on, attached or appurtenant to, the Facilities and used or held for use by the Seller exclusively in connection with the ownership and operation of the Purchased Assets or the operation of the Business as currently conducted by the Seller, but excluding any such items that are owned by SXL.

“ERISA” has the meaning set forth in Section 4.1.11.1.

“Estimated Hydrocarbon Inventory Statement” has the meaning set forth in Section 2.6.3.3(b).

“Estimated Hydrocarbon Inventory Value” has the meaning set forth in Section 2.6.3.3(b).

“Estimated Closing Statement” has the meaning set forth in Section 2.6.3.3(a).

“Estimated Proration” has the meaning set forth in Section 2.6.3.3(a).

“Excluded Assets” has the meaning set forth in Section 2.2.

“Excluded Contracts” has the meaning set forth in Section 2.2.6.

“Excluded Liabilities” has the meaning set forth in Section 2.4.

Schedule 1.1 Page 4	Highly Confidential

“Exhibit” means an exhibit identified in this Agreement.

“Expert” means either the Accountants or Refinery Expert.

“Facilities” means all Equipment, buildings, tanks, rail lines, pipelines and fixtures, including refining and processing plants, on the Owned Real Property and the appurtenances thereto, but excluding (i) power lines, pipelines, telephone lines and other improvements and fixtures owned by public utilities furnishing utilities to the Owned Real Property, (ii) rail lines, pipelines and other improvements and fixtures owned by Third Parties and located on existing easements for such purpose which encumber the Owned Real Property, (iii) equipment, personal property, buildings, tanks, rail lines, pipelines and fixtures owned by SXL or any of its Affiliates and (iv) any exclusions or exceptions to title recorded against the Owned Real Property in the Lucas County Register of Deeds.

“Feedstock Payment” has the meaning set forth in Section 2.6.1.

“FERC” means the Federal Energy Regulatory Commission.

“Fixed Price Contract” means each fixed price customer Contract which relates to a hedging arrangement.

“Fixture Equipment” has the meaning set forth in Section 4.1.2.6.

“FMLA” has the meaning set forth in Exhibit 6.5.

“Former Employees” means employees employed by Seller or its Affiliates in connection with the Purchased Assets or the Business at any time prior to the date hereof, other than Current Employees.

“FTC” has the meaning set forth in Section 3.1.2.

“FTZ” means foreign trade zone.

“Gas Oil Exchange Agreement” means the Gas Oil Exchange and Net-Out Agreement by and between Holly Refining & Marketing-Tulsa LLC and the Seller dated June 1, 2009.

“Global CAA Consent Decree” means the judicial consent decree entered into by the Seller in United States v. Sunoco, Inc., No. 05-02866 (E.D. Pa.).

“Global CAA Consent Decree Court” has the meaning set forth in Section 6.9.1.1.

“Global CAA Consent Decree Modification” means a modification to the Global CAA Consent Decree in the form attached hereto as Exhibit K under which the Buyer assumes all of the liabilities and obligations of the Global CAA Consent Decree that are applicable to the Purchased Assets or the Business.

“Governmental Authority” means the United States and any foreign, state, county, city or other political subdivision, agency, court or instrumentality and any self-regulatory organization, such as a securities exchange.

“Governmental Authority Environmental Claims” has the meaning set forth in Section 2.4.4.2.

“Governmental Interactions” means any communications, negotiations, meetings, or other interactions with Governmental Authorities.

Schedule 1.1 Page 5	Highly Confidential

“Hazardous Substances” means (i) any chemicals, materials, substances, or items in any form, whether solid, liquid, gaseous, semisolid, or any combination thereof, whether waste materials, raw materials, chemicals, finished products, by-products, or any other materials or articles, which are listed, defined or otherwise designated as hazardous, toxic or dangerous under Environmental Law, including asbestos, urea formaldehyde foam insulation, and lead-containing paints or coatings, (ii) any petroleum, petroleum derivatives, petroleum products or by-products of petroleum refining, and (iii) any other chemical, substance or waste that is regulated by Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Hydrocarbon Inventory” means the following hydrocarbon and hydrocarbon-derived inventory of the Seller located at or associated with the Facilities (which shall be measured and valued in accordance with Schedule 2.6.3.2): (i) raw materials (including crude oil and gas oil), feedstocks and intermediate stocks (including vacuum gas oil, light cycle oil, and naphtha) that are in transit to the Facilities in Third Party pipelines (or in pipelines owned or controlled by SXL) and raw materials, feedstocks and intermediate stocks designated as Sunoco-owned line fill in Third Party pipelines (or in pipelines owned or controlled by SXL) on which Seller ships such oil and stocks into the Facilities; (ii) raw materials, blendstocks (including ethanol, additives, biodiesel, and butane which is to be blended into a finished product), feedstocks and intermediate stocks that are located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (iii) refined products (including gasoline, distillates, residuals, HARF, clarified slurry oil, sulfur, propanes, and butanes which are to be sold as finished product) located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (iv) petrochemical products (including benzene, toluene, xylene, tetramer and nonene) located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (v) tank heels associated with any of the foregoing; (vi) BS&W, intra-refinery line fill, and unit fill at the Facilities.

“Hydrocarbon Inventory Transfer Time” has the meaning set forth in Schedule 2.6.3.2.

“Hydrocarbon Inventory Value” has the meaning set forth in Section 2.6.3.2.

“Idle Assets” has the meaning set for in Section 2.1.12.

“Indemnified Party” has the meaning set forth in Section 8.7.

“Indemnifying Party” has the meaning set forth in Section 8.7.

“Indemnity Cap” has the meaning set forth in Section 8.4.3.

“Intellectual Property” means any patent rights, inventions, shop rights, know-how, trade secrets, designs, drawings, artwork, plans, prints, manuals, models, design registrations, inventions, technical information and data, copyrightable works, lists of materials, patterns, records, diagrams, formulae, product design standards, tools, prototypes, product information literature, computer files, computer software, specifications, schematics, proprietary processes, confidential information and other proprietary technology and similar information including process technology licenses; all registered and unregistered copyrights; and all registrations for, and applications for registration of, any of the foregoing; provided, however, that Intellectual Properly shall not include any registered and unregistered trademarks, service

Schedule 1.1 Page 6	Highly Confidential

marks, logos, brand names, trade names, other names or slogans embodying business or product goodwill, and all other trademark rights or any registrations for, and applications for registration of, any of such excluded items.

“Knowledge” or “knowledge” (or phrases of similar import) means, in the case of the Seller, the actual knowledge of the individuals listed on Schedule 1.1 A without independent investigation or inquiry and, in the case of the Buyer, the actual knowledge of the individuals listed on Schedule 1.1B without independent investigation or inquiry.

“Laws” means any law, statute, code, regulation, rule, injunction, judgment, ordinance, order, decree, ruling, charge, or other restriction of any applicable Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 2.1 2.

“Leased Vehicles” has the meaning set forth in Section 2.1.14.

“Liabilities” means any direct or indirect liability, indebtedness, obligation, duties, responsibilities, expense, claim, loss, damage, deficiency, guaranty or endorsement of or by any Person, of any kind, whether absolute or contingent, asserted or unasserted, monetary or non-monetary, accrued or unaccrued, due or to become due, liquidated or unliquidated.

“Licensed Intellectual Property” means all of the Intellectual Property which the Seller licenses from Third Parties that are used exclusively in connection with the operation of the Purchased Assets and the Business and that portion of the Intellectual Property that Seller licenses from Third Parties that is used in connection with the operation of the Purchased Assets and the Business, which is also used in connection with other facilities or assets owned by Seller or its Affiliates as expressly set forth in and listed on Schedule 2.1.1 l(B).

“Licenses and Permits” has the meaning set forth in Section 2.1.7.

“Litigation” means any action, case, suit, investigation or other proceeding pending before any Governmental Authority or any arbitration proceeding.

“Material Adverse Effect” means any occurrence, fact, condition or change or changes in, or effect on, the Purchased Assets or Business (excluding the Excluded Liabilities), that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the business, assets, operations or conditions (financial or otherwise) of the Purchased Assets or the Business taken as a whole, other than any change or effect relating to or arising out of (i) conditions affecting the national, regional or world economies generally, (ii) any change or effect resulting from changes in or in industry standards, (iii) any materially adverse change which is cured (including by the payment of money) by the Seller before the Termination Date, (iv) any effect on the Business or Purchased Assets resulting from changes in a financial rating published by a third party rating agency (v) any changes in commodity prices or refining margins, (vi) national or international political or social conditions, including the engagement by the United States in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, (vii) changes in GAAP, (viii) changes in Law or other binding directives issued by any Governmental Authority, (ix) the announcement of this Agreement or any other agreements contemplated hereby, (x) conditions affecting the financial, banking, or securities markets generally, (xi) any existing event or occurrence or circumstance with respect to which Buyer has Knowledge as of the date hereof, (xii) arising out of any action taken or not taken by Seller pursuant to this Agreement or with the consent

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or agreement of, or at the direction of, Buyer, (xiii) any continuation of an adverse trend or condition in the refining, chemical or oil industries, (xiv) any increases in the costs of commodities or supplies and (xv) any items set forth in the Schedules delivered by Seller; provided, however, that in the case of clauses (i), (ii), (vi), (vii), (viii), (x), (xiii), and (xiv) if such change has a disproportionally adverse effect on the Business or Purchased Assets as compared to the effect on the assets or businesses of other similarly situated participants in the industry, then such changes shall constitute a Material Adverse Effect.

“Material Contract” means any of the following Contracts that relate exclusively to the Purchased Assets or the Business, provided that such Contract is not listed on Schedule 2.2.6 as an Excluded Contract:

(i) Any Contract for the purchase of raw materials (including gas oil and crude oil), blendstocks, feedstocks and intermediate stocks, or refined products, including the Gas Oil Exchange Agreement.

(ii) Any Contract for the supply of goods or services, other than raw materials (including crude oil), blendstocks, feedstocks, intermediate stocks or refined products, that provides for future payments of more than $250,000.00 per contract year.

(iii) Any Contract pertaining to the sale of refined products (including any Fixed Price Contracts) or any chemicals products that provides for payments to the Seller or its Affiliates, during the current term and any committed renewal period, of more than $1,000,000.

(iv) Any Contract pertaining to the transportation, storage, terminalling, or throughput of raw materials, blendstocks, feedstocks and intermediate stocks, refined products or chemicals products, including the Pipeline Throughput and Deficiency Agreement.

(v) Any Contract for the sale, lease or disposition of any Purchased Asset that provides for the future payment of more than $20,000 per contract year.

(vi) Any Contract (including any right of first refusal, purchase option or other similar rights) relating to the purchase, sale or other transfer of any interest in real property.

(vii) The Real Property Leases.

(viii) Any Contract with a site partner who is located on the Owned Real Property. •

(ix) Any Contract prohibiting or purporting to limit the owner, operator, licensee or holder of the Business or the Purchased Assets from competing with another Person in any business or area or during any period of time.

(x) Any commitment or agreement for any capital expenditure or leasehold improvement, individually or in the aggregate, in excess of $500,000.

(xi) Any Contract or understanding to enter into any Contract with respect to any of the matters described in clauses (i) through (x) of this definition of Material Contract.

(xii) Any other Contract that has a term greater than one year and requires payments in excess of $250,000 per contract year.

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(xiii) Any other Contract that requires payments in excess of $ 1,000,000 in any contract year.

“Minor Claims” has the meaning set forth in Section 8.4.1.

“Multi-Site Agreements” has the meaning set forth in Section 2.5(b).

“NEP Settlement Obligations” has the meaning set forth in Section 6.9.2.2.

“Non-Recoverable Adverse Consequences” has the meaning set forth in Section 8.9.

“Off-Site Contamination” means Hazardous Substances existing as of the Closing Date on property beyond the boundaries of the Purchased Assets, as extended indefinitely downward below the ground surface, that originated from a Release on or from the Purchased Assets that occurred prior to the Closing Date, but does not include Hazardous Substances that exist beyond the boundaries of the Purchased Assets, as extended indefinitely downward below the ground surface, resulting from treatment, storage or disposal of Hazardous Substances prior to the Closing Date on, in or under properties other than the Purchased Assets.

“Off-Take Agreement” has the meaning set forth in Section 2.9.1.8.

“OH Sales Tax” has the meaning set forth in Section 10.3.

“Orders” shall mean any orders, decrees, requests, directives, settlements or any other similar requirement imposed, issued or assessed by, or entered into with, applicable Governmental Authority.

“Ordinary Course of Business” means the ordinary course of business in all material respects consistent with the affected Party’s past custom and practice (including with respect to quantity and frequency) during the twelve (12) month period immediately prior to the Closing Date.

“Organizational Documents” means the articles of incorporation, certificate of incorporation, charter, bylaws, articles or certificate of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a Person, including any amendments thereto.

“OSHA” means the Occupational Health and Safety Administration.

“Owned Intellectual Property” means all of the Intellectual Property owned by the Seller which is used exclusively in connection with the operation of the Purchased Assets and the Business as expressly set forth in and listed on Schedule 2.1.11(A).

“Owned Real Property” has the meaning set forth in Section 2.1.1.

“Owned Vehicles” has the meaning set forth in Section 2.1.14.

“Participation Payment” has the meaning set forth in Section 2.6.1.

“Participation Year” and “Participation Years” have the meaning set forth in Section 2.6.4.

“Party” and “Parties” have the meanings set forth in the preface.

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“Permits” means all consents, permits, license, orders, registrations, certificates, approvals or other similar rights, authorizations or directives from any Governmental Authority which are necessary to the ownership and operation of the Purchased Assets or Business.

“Permitted Encumbrances” means and includes:

(a) liens for Taxes or other charges or assessments by any Governmental Authority to the extent that the payment thereof is not in arrears or otherwise due or is being contested in good faith and by appropriate proceedings, provided that (i) no lien will attach to any of the Purchased Assets during such contest, and (ii) such amount shall in all events remain the obligation of the Seller;

(b) encumbrances in the nature of zoning restrictions, building and land-use Laws, ordinances, orders, decrees, restrictions or any other conditions imposed by or pursuant to any agreement with any Governmental Authority; provided, however, that the same individually and in the aggregate do not materially detract from the value of the Purchased Assets as currently used or materially interfere with the current operation or use of the Purchased Assets or the Business;

(c) any lien or title imperfection with respect to the Purchased Assets created by or resulting from any act or omission of the Buyer;

(d) all easements, encumbrances, agreements, instruments, discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, overlapping of improvements, defects, irregularities and other matters affecting or encumbering title to the Purchased Assets which individually or in the aggregate do not materially detract from the value of the Purchased Assets as currently used or materially interfere with the current operation or use of the Purchased Assets or the Business;

(e) all agreements, leases, instruments, documents, liens, licenses or encumbrances which are described in any of Schedules 2.1.1, 2.1.2, 2.1.3, 2.1.7, 2.1.10, 2.1.11(A), 2.1.11(B), 2.1.12, 3.1.2, 4.14(a), 4.1.7.6, 4.1.8 and 4.1.9, in addition to all agreements and matters shown on any title reports, title abstracts, title insurance policies and commitments pertaining to the Owned Real Property and made available or provided to the Buyer or its Representatives at or prior to the Closing;

(f) (i) undetermined or inchoate liens or charges constituting or securing the payment of expenses which were incurred incidental to the conduct of the Business and (ii) materialmen’s, mechanics’, repairmen’s, employees’, contractors’, operators’, warehousemen’s, barge or ship owner’s and carriers’ liens or other similar liens, security interests or charges for liquidated amounts arising in the Ordinary Course of Business incidental to the conduct of the Business, securing amounts the payment of which is not delinquent and that will be paid in the Ordinary Course of Business or, if delinquent, that is being contested in good faith with any action to foreclose or attach any of the Purchased Assets on account thereof properly stayed; provided that the Seller shall be responsible for, and shall promptly pay when due, all amounts finally determined to be owed that are the subject of such contest; and

(g) any liens or security interests created by Law or reserved in leases, rights-of-way or other real property interests for rental or for compliance with the terms of such leases, rights-of-way or other real property interests, provided payment of the debt secured is not delinquent or, if delinquent, is being contested in good faith in the Ordinary Course of Business with any action to foreclose or attach any of the Purchased Assets on account thereof properly stayed; provided that the Seller shall be responsible for, and shall promptly pay when due, all amounts finally determined to be owed that are the subject of such contest.

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“Person” means any individual, corporation (including any nonprofit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.

“Petroleum Inspection Company” has the meaning set forth on Schedule 2.6.3.2.

“Pipeline Throughput and Deficiency Agreement” means the Pipeline Throughput and Deficiency Agreement by and between Sunoco Pipeline L.P. and the Seller, dated Sept. 30, 2010 and effective as of October 1, 2010.

“Port Authority” has the meaning set forth in Section 5.7.

“Post-Closing Statement” has the meaning set forth in Section 2.6.3.4(a).

“Prepayments” has the meaning set forth in Section 2.1.10.

“Promissory Note” has the meaning set forth in Section 2.6.1.

“Prudent Businessperson Standard” means the standard of a prudent businessperson, who would be fully responsible (without the benefit of the remedies against the Seller as contemplated in this Agreement) for the consequences of his decisions.

“Purchase Price” has the meaning set forth in Section 2.6.1.

“Purchased Assets” has the meaning set forth in Section 2.1.

“Real Property Leases” has the meaning set forth in Section 2.1.2.

“Refinery” has the meaning set forth in 40 C.F.R. § 80.2.

“Refinery Expert” means a Person experienced in petroleum, commercial or refinery operations matters mutually selected by the Parties.

“Release” shall have the meaning set forth in Environmental Laws, including the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, at 42 U.S.C. § 9601(22) and any analogous state Laws, but does not include migration or movement of Hazardous Substances already present in the environment.

“Remedial Work” means action of any kind to respond to a Release or the presence of Hazardous Substances at, on, in, upon, over, across, under, within or migrating from the real property included in the Purchased Assets, including all investigative, site monitoring, restoration, abatement, detoxification, containment, handling, treatment, removal, storage, decontamination, clean-up, transport, disposal or other ameliorative work, corrective action or response action required by (a) any Environmental Law, (b) any lawful order or enforceable request of any federal, state or local agency, or (c) any final judgment, consent decree, settlement or compromise with respect to any Environmental Law, excluding, however, (i) the obtaining, amendment, renewal or maintenance of any Environmental Permits, including permits for any “grandfathered” units, except for Environmental Permits required to implement and complete Remedial Work, and (ii) monetary fines and penalties for violations of Environmental Laws.

“Repair Costs” has the meaning set forth in Section 6.13.2.1.

“Repair Costs Dispute” has the meaning set forth in Section 6.13.2.3.

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“Repair Negotiation Period” has the meaning set forth in Section 6.13.2.2.

“Representative” means, with respect to any Party, such Party and its Affiliates and their directors, officers, agents, consultants, partners, members, managers, employees and advisors (including such Party’s accountants, counsel, environmental consultants, financial advisors, investment bankers and other authorized representatives).

“Response Period” has the meaning set forth in Section 8.7.

“Retained Employees” has the meaning set forth in Exhibit 6.5.

“Retained Litigation” has the meaning set forth in Section 2.4.8.

“Retained Inventory” has the meaning set forth in Section 2.2.8.

“Schedule” means any of the disclosure schedules delivered by Seller to the Buyer concurrently with the execution of this Agreement by the Parties, as subsequently supplemented or amended in accordance with Section 5.6.

“Security Documents” means a Security Agreement, substantially in the form attached hereto as Exhibit L, the Mortgage Agreement, substantially in the form attached hereto as Exhibit M, a Guaranty, substantially in the form attached hereto as Exhibit N, and such UCC and fixture filings as are reasonably satisfactory to Seller, in its sole discretion

“Seller” has the meaning set forth in the preface.

“Seller Indemnified Party” has the meaning set forth in Section 8.3.

“Seller Names and Marks” has the meaning set forth in Section 6.4.

“Seller Parent” means Sunoco, Inc.

“Seller Parent Guaranty” means the Seller Guaranty in the form attached hereto as Exhibit O.

“Seller Pension Plan” has the meaning set forth in Exhibit 6.5.

“Seller Plans” has the meaning set forth in Section 4.1.11.1.

“Seller Savings Plan” has the meaning set forth in Exhibit 6.5.

“Shared Spares” has the meaning set forth in Section 6.15.

“Sharing Period” has the meaning set forth in Section 6.15.

“SRU Consent Order Obligations” has the meaning set forth in Section 6.9.1.2

“Straddle Period” has the meaning set forth in Section 10.2.

“Substitute Arrangements” has the meaning set forth in Section 2.5(b).

“Subzone Application” has the meaning set forth in Section 5.7.

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“Successorship Letter” has the meaning set forth in Exhibit 6.5.

“SXL” means Sunoco Logistics Partners L.P., Sunoco Partners LLC, and/or any one or all of their Affiliates.

“Taking” has the meaning set forth in Section 6.13.1.

“Tax” or “Taxes” means all taxes, fees, duties and other assessments, however denominated, including any interest, penalties, or additions to tax that may become payable in respect thereof, imposed by any Taxing Authority, which taxes shall include any license or registration fees and all income, franchise, sales, use, excise, motor fuel, petroleum, environmental, gross receipts, occupation, stamp, import, export, real and personal property, transfer, workers’ compensation, payroll and wage withholding, unemployment insurance, Medicare, disability and Social Security taxes and any adjustment made by any Taxing Authority to a Tax Return.

“Taxing Authority” means any federal, state, or local government or any agency or political subdivision thereof in the United States or corresponding governmental unit in any foreign country responsible for the imposition of Taxes.

“Tax Proceeding” has the meaning set forth in Section 10.5.

“Tax Return” means all reports, estimates, information statements and returns relating to, or required to be filed in connection with, any Taxes pursuant to the statutes, rules and regulations of any Taxing Authority.

“Termination Date” has the meaning set forth in Section 9.1.2.

“Third Parties” means a Person which is not (a) the Seller or an Affiliate of the Seller, (b) the Buyer or an Affiliate of the Buyer, or (c) a Person that after the signing of this Agreement becomes a successor entity of the Seller, the Buyer or any of their respective Affiliates. An employee of the Seller or the Buyer shall not be deemed an Affiliate.

“Third Party Claim” has the meaning set forth in Section 8.6.1.

“Third Party Environmental Claims” has the meaning set forth in Section 2.4.4.2.

“Third Party Estimate” has the meaning set forth in Section 6.13.2.3.

“Threshold Amount” has the meaning set forth in Section 8.4.2.

“Title Commitments” has the meaning set forth in Section 6.15.

“Title Policy” has the meaning set forth in Section 6.15.

“Title V Permit” has the meaning set forth in Section 6.9.4.

“Toledo Global CAA Consent Decree Obligations” has the meaning set forth in Section 6.9.1.1.

“Toledo Refinery” means the portion of the Purchased Assets that constitute a “Refinery” under 40 C.F.R. § 80.2.

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“Transfer Taxes” means any and all transfer Taxes (excluding Taxes measured in whole or in part by net income), including sales, use, excise, goods and services, stock, conveyance, gross receipts, registration, business and occupation, securities transactions, real estate, land transfer, stamp, deed, documentary, notarial, filing, Ohio recordation tax or other recording tax, county real property transfer tax, permit, license, authorization and similar Taxes, fees, duties, levies, customs, tariffs, imposts, assessments, obligations and charges.

“Union” has the meaning set forth in Exhibit 6.5.

“Voluntary Actions” has the meaning set forth in Section 2.3.6.5.

“WARN Act” has the meaning set forth in Section 6.8.

Section 1.2 Interpretations. Unless expressly provided for elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:

1. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

2. If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

3. A reference to a Person, corporation, trust, estate, partnership, or other entity includes any of them.

4. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

5. All references in this Agreement to articles, sections or subdivisions thereof shall refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections, or subdivisions of another document or instrument.

6. A reference to any agreement or document (including a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Agreement or that other agreement or document.

7. No waiver by any Party of any default by any other Party in the performance of any provision, condition or requirement herein shall be deemed to be a waiver of, or in any manner release such other Party from, performance of any other provision, condition or requirement herein, nor shall such waiver be deemed to be a waiver of, or in any manner a release of, such other Party from future performance of the same provision, condition or requirement. Any delay or omission of any Party to exercise any right hereunder shall not impair the exercise of any such right, or any like right, accruing to it thereafter. The failure of any Party to perform its obligations hereunder shall not release any other Party from the performance of its obligations.

8. A reference to any Party to this Agreement or another agreement or document includes the Party’s successors and assigns.

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9. A reference to legislation or to a provision of legislation includes a modification or reenactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

10. A reference to a writing includes a facsimile transmission of it and any means of reproducing its words in a tangible and permanently visible form.

11. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

12. The words “including,” “include,” “includes” and all variations thereof shall mean “including without limitation.”

13. The word “or” shall have the inclusive meaning represented by the phrase “and/or.”

14. The phrase “and/or” when used in a conjunctive phrase shall mean any one or more of the Persons specified in or the existence or occurrence of any one or more of the events, conditions or circumstances set forth in that phrase; provided, however, that when used to describe the obligation of one or more Persons to do any act, it shall mean that the obligation is the obligation of each of the Persons but that it may be satisfied by performance by any one or more of them.

15. “Shall” and “will” have equal force and effect.

16. The Exhibits and Schedules to this Agreement are incorporated and made a part of this Agreement as if set forth in full in this Agreement and are an integral part of this Agreement. Unless otherwise expressly indicated, any reference in this Agreement to an “Exhibit” or a “Schedule” refers to an Exhibit or Schedule to this Agreement. Capitalized terms used but not otherwise defined in a Schedule or Exhibit have the meanings set forth in this Agreement.

17. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

18. Unless otherwise specified, all references to a specific time of day in this Agreement shall be based upon Eastern Standard Time or Eastern Daylight Savings Time, as applicable, on the date in question in New York, New York.

19. References to “$” or to “dollars” shall mean the lawful currency of the United States of America.

20. No action shall be required of the Parties except on a Business Day, and in the event an action is required on a day which is not a Business Day, such action shall be required to be performed on the next succeeding day which is a Business Day. All references to “day” or “days” shall mean calendar days unless specified as a “Business Day.”

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EXECUTION COPY

FIRST AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT

This FIRST AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT (this “First Amendment”), dated as of January 18, 2011, is made and entered into by and between TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Buyer”), and SUNOCO, INC. (R&M), a Pennsylvania corporation (“Seller”). Capitalized terms used herein will have the same meaning as defined in the Agreement unless otherwise specified herein.

R E C I T A L S:

A. Seller and Buyer are parties to that certain Asset Sale and Purchase Agreement (the “Agreement”), dated as of December 2, 2010; and

B. Seller and Buyer desire to amend the Agreement pursuant to the terms and conditions of this First Amendment.

NOW THEREFORE, in consideration of the covenants and agreements hereunder and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. The Agreement is hereby amended as follows:

(a) A new Exhibit A-1 of the Agreement in the form attached hereto as Annex 1 is hereby inserted in the Agreement immediately after Exhibit A.

(b) A new Exhibit L-l of the Agreement in the form attached hereto as Annex 2 is hereby inserted in the Agreement immediately after Exhibit L.

(c) Exhibit N of the Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex 3.

(d) The second sentence of Section 2.6.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“At the Closing, the Buyer shall (a) pay to the Seller an amount equal to $200,000,000 plus or minus, as the case may be, an amount equal to the Closing Date Proration Adjustment, as determined in accordance with Section 2.6.3.3(a) (collectively, the “Closing Payment”), and (b) deliver to the Seller (i) a Promissory Note in the amount of $200,000,000 and in the form attached hereto as Exhibit A (the “Promissory Note”) and (ii) a Promissory Note in an amount equal to the Estimated Hydrocarbon Inventory Value associated with the products and intermediates inventory covered by Schedule 2.6.3.2, as determined in accordance with Section 2.6.3.3(b) and in the form attached hereto as Exhibit A-l (the “Products and Intermediates Inventory Note” and together with the Promissory Note, collectively, the “Promissory Notes”).”

(e) The last sentence of Section 2.6.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Except for any payments under the Promissory Notes, all post-Closing payments under Section 2.6.3, whether payable by the Buyer or the Seller, shall include an amount for interest from the Closing Date to, but excluding, the date of payment at a rate of 4% per annum on the net amount of adjustments as provided in Section 2.6.3.”

(f) The last sentence of Section 2.6.3.4(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Such interest shall be payable at the same time as the payments to which it relates and shall (i) be calculated on the basis of a year of three hundred sixty-five (365) days and the actual number of days for which it is due and (ii) be in addition to, and in no way limit, the interest payable pursuant to the Promissory Notes.”

(g) The term “Security Documents” in Section 1.1 of Schedule 1.1 is hereby amended and restated in its entirety to read as follows:

““Security Documents” means a Security Agreement, substantially in the form attached hereto as Exhibit L, a Security Agreement, substantially in the form attached hereto as Exhibit L-l, the Mortgage Agreement, substantially in the form attached hereto as Exhibit M, a Guaranty, substantially in the form attached hereto as Exhibit N, and such UCC and fixture filings as are reasonably satisfactory to Seller, in its sole discretion.”

(h) The term “Products and Intermediates Inventory Note” is hereby inserted into Section 1.1 of Schedule 1.1 immediately after the term “Prepayments” to read as follows:

““Products and Intermediates Inventory Note” has the meaning set forth in Section 2.6.1.”

(i) The term “Promissory Notes” is hereby inserted into Section 1.1 of Schedule 1.1 immediately after the term “Promissory Note” to read as follows:

““Promissory Notes” has the meaning set forth in Section 2.6.1.”

2

(j) The second, third and fourth sentences of Section 6.5.2 of Exhibit 6.5 to the Agreement are hereby amended and restated in their entirety to read as follows:

“At least one (1) week prior to the Closing Date, based on the then existing Schedule 6.5.1 the Buyer shall make offers of employment, effective as of the Closing Date and contingent upon the occurrence of the Closing, at a base salary or base wage which is at least equal to that provided by the Seller immediately prior to the Closing Date (unless otherwise mutually agreed as to specific Current Employees) to 1) all represented Current Employees in accordance with applicable Successorship Letter and 2) all non represented hourly and salaried Current Employees it selects to fill all salaried positions Buyer reasonably determines are necessary to operate the Purchased Assets safely and efficiently. The Buyer will give each Current Employee no less than three (3) days in which to accept or reject the Buyer’s employment offer. The Buyer will provide the Seller with Schedule 6.5.2 at least one (1) Business Day prior to the Closing Date, which shall contain as of that date the names of the Current Employees the Buyer made offers of employment to, the rate of pay the Buyer offered, and whether the Current Employee accepted the offer.”

2. The Agreement, as amended by this First Amendment, embodies the entire agreement and understanding of the Parties in respect of the subject matter addressed in this Amendment.

3. Except as expressly provided herein, (i) nothing in this First Amendment shall be deemed to be a waiver or modification of any other term, covenant or condition of the Agreement, and (ii) all terms and provisions of the Agreement remain in full force and effect as originally entered into.

4. Seller and Buyer acknowledge that all references to the “Agreement” in the Agreement and in any related agreements or documents shall refer to the Agreement as amended by this First Amendment.

5. This First Amendment may be executed simultaneously in counterparts (by facsimile, PDF or otherwise), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date first above written.

SELLER:

SUNOCO, INC. (R&M), a Pennsylvania corporation

By:
Name:	Brian MacDonald
Title:	SVP and CFO

BUYER:

TOLEDO REFINING COMPANY LLC, a Delaware limited liability company

By:
Name:	Jeffrey Dill
Title:	Secretary

[Signature Page to First Amendment –Asset Sale and Purchase Agreement]

Annex 1

[See Attached]

EXHIBIT A-1

PRODUCTS AND INTERMEDIATES INVENTORY PROMISSORY NOTE

$	February 1, 2011

FOR VALUE RECEIVED, TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Buyer”), hereby promises to pay to the order of SUNOCO, INC. (R&M), a Pennsylvania corporation (“Seller”), without setoff or counterclaim, by wire transfer to such account as Seller may from time to time designate, in writing, the principal sum of          Dollars ($        ), payable on May 2, 2011 or upon earlier acceleration pursuant to the terms of this Note (in either case, the “Maturity Date”).

1. Reference to Purchase Agreement. This Note is issued pursuant to Section 2.6.1 of the Purchase Agreement, the terms of which are hereby incorporated into this Note.

2. Certain Definitions.

“Bankruptcy Default” shall have the meaning set forth in Section 9(f) of this Note.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized by law to close.

“Buyer” shall have the meaning set forth in the first paragraph of this Note.

“Capital Lease” of a person means any lease of property by such person as lessee which would be capitalized on a balance sheet of such person prepared in accordance with GAAP.

“Capital Lease Obligations” of a person means the obligations of such person under Capital Leases which would be shown as a liability on a balance sheet of such person prepared in accordance with GAAP.

“Change of Control” means the occurrence of any of the following: (a) the sale, exchange, lease or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Buyer (except to the extent expressly permitted in the Security Agreement executed by Buyer in favor of Seller on the date hereof as security for Buyer’s $200,000,000 promissory note executed in favor of Seller on the date hereof), (b) the sale, exchange, lease or transfer (in one transaction or a series of related transactions) of all or substantially all of the equity interests of Buyer, (c) the merger or consolidation or Buyer or Parent, respectively, into or with another entity, if Buyer or Parent, respectively, will not be the surviving entity and the transaction will result in less than 51% of the outstanding voting securities of the surviving or resulting entity being owned, directly or indirectly, by the former equity holders of Buyer or Parent, respectively, or (d) a public bond offering by Parent resulting in net cash proceeds to Parent of $500,000,000 or greater. Notwithstanding anything to the contrary contained in the foregoing, a public offering of equity interests by Parent shall not constitute a Change of Control.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Dollar” and “$” mean lawful money of the United States.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect on the date hereof.

“Governmental Authority” means the United States and any state, county, city or other political subdivision, agency, court or instrumentality.

“Guarantee” of or by any person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital or equity capital of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee Agreement” means that certain Guarantee Agreement dated as of the date hereof and executed by Parent in favor of Seller.

“Indebtedness” of any person means, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property acquired by such person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right to be secured by) any Lien on property owned or acquired by such person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations of such person, (h) all obligations of such person as an account party in respect of letters of credit and letters of guaranty which relate to Indebtedness of others, and (i) all obligations, contingent or otherwise, of such person in respect of bankers’ acceptances; provided, that, for avoidance of doubt, the term “Indebtedness” shall not include Swap Obligations, trade payables or accounts payable incurred in the ordinary course of business.

“Laws” means any law, statute, code, regulation, rule, injunction, judgment, ordinance, order, or decree of any applicable Governmental Authority.

“LIBOR Rate” means the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”) as published by Bloomberg (or such other commercially available source providing quotations of BBA LIBOR as may be designed by Seller from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the date of this Note, for Dollar deposits (for delivery on the date of this Note) with a term of three months.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance or security interest in, on or of such asset, and (b) the interest of a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

“Material Adverse Change” means (i) material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, or properties of the Buyer, (ii) a material impairment of the ability of the Buyer to perform any of its obligations under any Transaction Document, this Note, or the Security Agreement or (c) a material adverse effect upon any substantial portion of the Collateral or upon the legality, validity, binding effect or enforceability against the Buyer of the Transaction Documents, this Note, or the Security Agreement.

“Material Indebtedness” means Indebtedness (other than the obligations under this Note) of the Buyer in an aggregate principal amount exceeding $10,000,000.

“Maturity Date” shall have the meaning set forth in the first paragraph of this Note.

“Note” means this Promissory Note.

“Off-Take Agreement” means the Off-Take Agreement dated as of the date hereof by and between Buyer and Seller.

“Parent” means PBF Holding Company LLC, a Delaware limited liability company.

“Products and Intermediates Inventory” shall have the meaning set forth in the Security Agreement.

“Purchase Agreement” means that certain Asset Sale and Purchase Agreement dated as of December 2, 2010 by and between Buyer and Seller, as amended.

“Security Agreement” means that certain Security Agreement dated as of the date hereof and executed by Buyer in favor of Seller with respect to Seller’s Products and Intermediates Inventory, as it may be amended from time to time.

“Seller” shall have the meaning set forth in the first paragraph of this Note.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Swap Obligations” means any and all obligations of Buyer or any subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefore), under any Swap Agreement or any cancellation, buy back, reversal, termination or assignment of any Swap Agreement transaction.

“Transaction Documents” means the Purchase Agreement, the Off-Take Agreement, the Transition Services Agreement (as defined in the Purchase Agreement), the Bill of Sale (as defined in the Purchase Agreement), the Assignment and Assumption Agreement (as defined in the Purchase Agreement), the Agency Agreement (as defined in the Purchase Agreement), and the Guarantee Agreement, as each of the same may be amended, restated, supplemented or otherwise modified from time to time.

3. Interest. The unpaid principal balance hereof shall bear interest, payable in arrears on the Maturity Date, computed at a rate equal to the lower of (a) the LIBOR Rate plus 5.50% per annum and (b) 7.50% per annum; provided, however, that if the LIBOR Rate is not available at such time for any reason, the unpaid principal balance hereof shall bear interest at a rate equal to 7.50% per annum. Interest shall be calculated for the actual number of days elapsed, using a daily rate determined by dividing the annual rate by 360. All principal, interest and other amounts which are due but unpaid hereunder shall bear interest, upon the written demand of the Seller (which demand, regardless of when delivered, may relate back to the date on which such amounts became due) and payable at the written demand of the Seller, computed at a rate equal to 2% per annum plus the rate otherwise payable hereunder (the “Default Rate”). Notwithstanding the foregoing, the Default Rate shall automatically apply in the event of an acceleration of the amounts owing under the Note as a result of an Event of Default pursuant to Section 9(h). All amounts payable on this Note shall be payable in lawful money of the United States of America.

4. Prepayment. This Note may be prepaid in full or in part at any time without premium or penalty. All prepayments shall be applied first to accrued interest and then to principal.

5. Security Interest. This Note is secured by the Security Agreement and all other existing and future security agreements between Buyer and Seller and between Seller and any other person providing collateral security for Buyer’s obligations which, in each case, specifically reference this Note.

6. Rights of Holder. Without affecting the liability of Buyer, Parent or any other guarantor, Seller may, from time to time and without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for payment of this Note, or agree not to sue any party liable on it.

7. Representations and Warranties. The Buyer represents and warrants to the Seller that as of the date hereof:

(a) Organization of the Buyer. The Buyer is a limited liability company duly formed and validly existing under the laws of the jurisdiction of its formation.

(b) Authorization of the Buyer. The Buyer has full limited liability company power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect that affect creditors’ rights generally and by legal and equitable limitations on the availability of specific remedies. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority in order to consummate the transactions contemplated by this Note.

(c) Noncontravention. Neither the execution and delivery of this Note, nor the consummation of the transactions contemplated under this Note, by the Buyer will violate any Law to which the Buyer is subject, any licenses or permits of the Buyer or any provision of the certificate of formation and limited liability company agreement of the Buyer and any amendments thereto or conflict with, result in a breach of, constitute a default or an event of default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or trigger any rights to payment or other compensation, or require any notice, approval or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound, in each case, to the extent that it could reasonably be expected to result in a Material Adverse Change.

8. Agency Agreement.

(a) Seller shall be Buyer’s exclusive provider of Agency Services (as defined in the Agency Agreement); and

(b) Buyer shall not, except as expressly permitted by the Agency Agreement, terminate the Agency Agreement.

9. Default. If any one or more of the following conditions or events (each an “Event of Default”) shall occur:

(a) Default in Payment of Note: If Buyer shall default in the payment of any principal, interest or other amount due under the terms of this Note and such failure to pay shall continue for more than three (3) business days after such due date; or

(b) Representations and Warranties. If any representation or warranty made under or in connection with this Note or the Security Agreement shall prove to have been false or misleading in any material respect when made; or

(c) Covenant Compliance. If Buyer shall fail to comply with Section 8 hereof; or

(d) Material Adverse Change: If a Material Adverse Change shall occur; or

(e) Change of Control: If a Change of Control shall occur; or

(f) Other Agreements: If a default by the Buyer or Parent occurs under any of the Transaction Documents or the Security Agreement, which shall include, without limitation, the renunciation by Parent of any of its obligations under the Guarantee Agreement; or

(g) Material Indebtedness: Either (i) Buyer shall fail to make any payment (whether of principal or interest) in respect of any Material Indebtedness, when and as the same shall become due and payable after giving effect to any applicable grace period; or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that results in the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf requiring the prepayment, repurchase, redemption or defeasance of such Material Indebtedness prior to its stated maturity; or

(h) Bankruptcy; Insolvency; Involuntary or Voluntary Liquidation or Dissolution: If Buyer or Parent (I) shall make an assignment for the benefit of creditors, or (2) shall admit in writing its inability to pay a major part of its debts as they become due, or (3) shall become the subject of any insolvency, bankruptcy, receivership, or dissolution proceeding and, if such proceeding is instituted against it, shall have been consented to or acquiesced in by it, or shall remain un-dismissed for 60 days, or an order for relief shall have been entered against it (any event under this clause (e) being a (“Bankruptcy Default”));

Then Seller may at any time, (x) at the option of Seller, by written notice given to Buyer, declare this Note to be, and this Note shall thereupon become, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and Buyer forthwith will pay to Seller (i) the whole of the principal balance of this Note (then outstanding), (ii) all interest owed, (iii) all other sums, as provided in this Note and (iv) all reasonable costs incurred by Seller in connection with this Note or any renewal, extension, or change of or substitution for this Note or any part thereof, whether made or incurred at the request of Buyer or Seller and including all costs of enforcement, including reasonable attorneys’ fees and (y) exercise any and all rights of a secured party upon default under the Code. Notwithstanding the foregoing, in the event of a Bankruptcy Default all sums referred to in (i) through (iv) above shall automatically mature and become immediately payable by Buyer. Seller’s receipt of any payment after the occurrence of an Event of Default shall not constitute a waiver of such default or any of Seller’s rights and remedies, unless the Seller agrees in writing to such waiver.

10. Assignment. This Note is assignable by Seller with the prior written consent of Buyer, not to be unreasonably withheld or delayed. Buyer may not assign or otherwise transfer any of its rights or obligations hereunder or under the Security Agreement without Seller’s prior written consent.

11. Waivers: Costs of Collection. Buyer, Parent and any other indorsers, sureties or guarantors waive presentment, demand (except as specified in this Note), notice of dishonor and protest, and agree to pay all costs of collection, before and after judgment, including reasonable attorneys’ fees and legal expenses.

This Note is governed by the internal laws of the State of New York.

TOLEDO REFINING COMPANY LLC

By:

Name:

Title:

Annex 2

[See Attached]

EXHIBIT L-l

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of                     , 2011, between TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Debtor”), and SUNOCO, INC. (R&M), a corporation organized under the laws of the Commonwealth of Pennsylvania (“Secured Party”).

WHEREAS, Debtor and Secured Party are party to that certain Asset Sale and Purchase Agreement dated as of the date hereof (the “Purchase Agreement”) by and between Debtor, as Buyer and Secured Party, as Seller; and

WHEREAS, the Purchase Agreement provides for Secured Party to provide financing for the purchase of the Products and Intermediates Inventory (as defined below), to be evidenced by a promissory note (the “Products and Intermediates Inventory Note”), to be executed by Debtor and delivered to Secured Party; and

WHEREAS, as a condition to entering into the Purchase Agreement and providing such inventory financing under the Products and Intermediates Inventory Note, Secured Party has required that Debtor execute and deliver to Secured Party this Agreement; and

WHEREAS, Debtor wishes to grant a security interest in favor of Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement or the Products and Intermediates Inventory Note. The term “State,” as used herein, means the State of New York. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. The term “Obligations,” as used herein, means all of the indebtedness, obligations and liabilities of Debtor to Secured Party, solely arising under the Products and Intermediates Inventory Note or this Agreement, whether direct or indirect, joint or several, absolute or contingent, due or to become due, or now existing or hereafter arising.

2. Grant of Security Interest. Debtor hereby grants to Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in the following properties, assets and rights of Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, being hereinafter called the “Collateral”):

(a)	The following products (collectively, the “Products”): (i) all 83.5CBOB gasoline, 87C gasoline, 91.3CBOB gasoline, and all other gasoline, (ii) all JET A distillate, ULSD distillate, and all other distillate, (iii) all benzene, toluene, xylene, nonene, tetramer, and all other chemicals, (iv) all propane; and (v) all clarified surry oil (HARF);

(b)	The following intermediates (collectively, the “Intermediates”, and, together with the Products, the “Products and Intermediates Inventory”): (i) all n-Butane, i-Butane, BB, and all other butanes, (ii) all alkylate, reformate, light straight run/light naphtha, heavy naphtha/raffinate, cat gasoline, ethanol-denatured, and all other gasoline components, (iii) all undesulfurized distillate, unfinished jet, hydrocracker feed, and all other distillate components, (iv) all propylene, (v) all pp mix, (vi) all cat feed, (vii) all transmix, and (viii) all slop; and

(c)	All additions and accessions to, all proceeds, products, offspring and profits of, and all rights and privileges incident to, the Products and Intermediates Inventory.

Notwithstanding anything to the contrary contained in the foregoing or otherwise in this Agreement, the term “Collateral” as used in this Agreement shall not include any item of property that is not included in the definition of “Hydocarbon Inventory” as such term is defined in the Security Agreement dated as of the date hereof (as the same may be amended or otherwise modified from time to time), between the Debtor and the Secured Party, in connection with the promissory note in the original principal amount of $200,000,000 made by the Debtor and payable to the Secured Party.

3. Authorization to File Financing Statements. Debtor hereby authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction that the Secured Party deems necessary or desirable to perfect the Secured Party’s security interest in the Collateral, any initial financing statements and amendments thereto that (a) describe the Collateral, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor.

4. Other Actions. To further the attachment, perfection and first priority of (subject to Permitted Liens, as defined in Section 7 of this Agreement), and the ability of Secured Party to enforce, Secured Party’s security interest in the Collateral, and without limitation on Debtor’s other obligations in this Agreement, Debtor agrees, in each case at Debtor’s expense, to take the following actions with respect to the following Collateral:

4.1. Collateral in the Possession of a Bailee. If any Collateral with an aggregate value in excess of $1,000,000 is at any time in the possession of a bailee, Debtor shall promptly notify Secured Party thereof and, at Secured Party’s request and option, shall promptly use commercially reasonable efforts to obtain an acknowledgement from the bailee, in form and substance reasonably satisfactory to Secured Party, that the bailee holds such Collateral for the benefit of Secured Party, and that such bailee agrees to comply, without further consent of Debtor, with instructions from Secured Party as to such Collateral. Secured Party agrees with Debtor that Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing.

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4.2. Other Actions as to Any and All Collateral. Debtor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of (subject to Permitted Liens), and the ability of Secured Party to enforce, Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor’s signature thereon is required therefor, (b) if an Event of Default exists, at the written request of Secured Party, causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, Secured Party’s security interest in such Collateral, (d) using commercially reasonably efforts to obtain third party waivers, consents and approvals in form and substance reasonably satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) using commercially reasonably efforts to obtain waivers from mortgagees and landlords in form and substance reasonably satisfactory to Secured Party and (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction in the United States.

5. Representations and Warranties Concerning Debtor’s Legal Status. Debtor has delivered to Secured Party on the date hereof a certificate signed by Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”). Debtor represents and warrants to Secured Party as follows: (a) Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth Debtor’s organizational identification number, (d) the Perfection Certificate accurately sets forth Debtor’s place of business or, if more than one, its chief executive office, as well as Debtor’s mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to Debtor or the Collateral is accurate and complete in all material respects, and (f) that there has been no change in any information provided in the Perfection Certificate with respect to the Debtor or the Collateral since the date on which it was executed by Debtor, unless such change is permitted by the terms of this Agreement and the Debtor has notified the Secured Party of such change in writing, or the Secured Party otherwise consents in writing to such change.

6. Covenants Concerning Debtor’s Legal Status. Debtor covenants with Secured Party as follows: (a) without providing at least 10 days prior written notice to Secured Party, Debtor will not change its name, its principal place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one and (b) Debtor will not change its type of organization or jurisdiction of organization.

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7. Representations and Warranties Concerning Collateral, etc. Debtor further represents and warrants to Secured Party as follows: (a) Debtor is the owner of the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal and state statutes dealing with the environment, preservation or reclamation of natural resources, the control, shipment, storage or disposal of hazardous materials or substances, or heath and safety matters, in each case, except to the extent any non-compliance could not reasonably be expected to result in a Material Adverse Change, (e) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete in all material respects, and (g) that there has been no change in any information provided in the Perfection Certificate with respect to the Debtor or the Collateral since the date on which it was executed by Debtor, unless such change is permitted by the terms of this Agreement and the Debtor has provided written notice of such change to Secured Party, or Secured Party otherwise consents in writing to such change. As used in the Agreement, with respect to the Collateral, the following, collectively, shall mean “Permitted Liens”:

(a)	(i) inchoate liens for taxes, assessments or governmental charges or levies not yet due and payable or delinquent, and (ii) liens for taxes, assessments or governmental charges or levies, which are being contested in good faith by appropriate proceedings;

(b)	liens in respect of property that do not secure indebtedness for borrowed money such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ liens and other similar liens;

(c)	liens arising out of judgments, attachments or awards not in excess of an aggregate amount of $10,000,000;

(d)	(x) liens imposed by law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (y) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of indebtedness for borrowed money) or (z) arising in the ordinary course of business to secure liability for premiums to insurance brokers, carriers or insurance companies;

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(e)	liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Debtor in the ordinary course of business;

(f)	the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods, or of unauthorized UCC financing statements;

(g)	liens in favor of Secured Party;

(h)	liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; and

(i)	liens that are contractual rights of set-off relating to purchase orders and other agreements entered into with customers in the ordinary course of business; and

(j)	other liens not otherwise permitted in clauses (a) through (i) above securing indebtedness (excluding indebtedness for borrowed money) in an aggregate amount not to exceed $5,000,000 at any time outstanding.

8. Covenants Concerning Collateral, etc. Debtor further covenants with Secured Party as follows: (a) except for the security interest herein granted, Debtor shall be the owner of the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance other than Permitted Liens, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Secured Party other than Permitted Liens, (b) Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than Secured Party or with respect to Permitted Liens, (c) Debtor will keep the Collateral in good order, (d) Debtor will permit Secured Party to inspect the Collateral at any reasonable time, wherever located, provided that so long as no Event of Default has occurred and is continuing, Secured Party shall not inspect the Collateral more than one time per fiscal year of Debtor, (e) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement unless any of the same are contested in good faith, (f) Debtor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal and state statutes dealing with the environment, preservation or reclamation of natural resources, the control, shipment, storage or disposal of hazardous materials or substances, or heath and safety matters, in each case, except to the extent any non-compliance could not reasonably be expected to result in a Material Adverse Change and (g) Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, (ii) sales or other dispositions of obsolete items of Collateral and/or items of Collateral that are no longer useful in Debtor’s business, (iii) so long as no Event of Default has occurred and is continuing, cash dividends and/or distributions to Parent, and (iv) so long as no Event of Default has occurred and is continuing, sales or other dispositions of Collateral having an aggregate value not to exceed $5,000,000 in any fiscal year of Debtor.

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9. Collateral Protection Expenses; Preservation of Collateral.

9.1. Expenses Incurred by Secured Party. In Secured Party’s discretion, if Debtor fails to do so, or is not contesting in good faith. Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral which do not constitute Permitted Liens, maintain any of the Collateral and pay any necessary filing fees or insurance premiums. Debtor agrees to reimburse Secured Party within five days of demand for all expenditures so made. Secured Party shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default or Event of Default.

9.2. Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder. Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times. Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account.

10. Power of Attorney.

10.1. Appointment and Powers of Secured Party. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Debtor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a) upon the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Debtor’s expense, at any time, or from time to time, all

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acts and things which Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as Debtor might do; and

(b) to the extent that Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect to the Collateral, with or without Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature.

10.2. Ratification by Debtor. To the extent permitted by law, Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable until payment in full of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted, subject to Section 20(b).

10.3. No Duty on Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Secured Party’s own gross negligence, bad faith or willful misconduct.

11. Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party, without any other notice to or demand upon Debtor except as required under applicable law, have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to peacefully take possession of the Collateral, and for that purpose Secured Party may, so far as Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Secured Party may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction of Debtor’s principal office or at such other locations as Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give to Debtor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Debtor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, to the extent permitted by applicable law, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

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12. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral without disclosing confidential information of Debtor to such persons, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (1) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section 12 is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 12. Without limitation upon the foregoing, nothing contained in this Section 12 shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.

13. No Waiver by Secured Party, etc. Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Secured Party deems expedient.

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14. Suretyship Waivers by Debtor. Debtor waives demand, notice (except as provided in this Agreement), protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 9.2. Debtor further waives any and all other suretyship defenses.

15. Marshalling. Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

16. Proceeds of Dispositions; Expenses. Debtor shall pay to Secured Party within five (5) Business Days of written demand any and all out-of-pocket expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of such expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Secured Party may determine. Subject to Section 20(b), upon the payment and satisfaction in full of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of thc Uniform Commercial Code of the State, any excess shall be returned to Debtor. Subject to Section 20(b), in the absence of payment and satisfaction in full of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted), Debtor shall remain liable for any deficiency.

17. Overdue Amounts. Until paid, all amounts due and payable by Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.

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18. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF New York. Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Debtor by mail at the address specified in the Purchase Agreement. Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

19. Waiver of Jury Trial. EACH OF SECURED PARTY AND DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, each of Secured Party and Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

20. Termination.

(a) Upon payment in full of all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted), this Agreement and the security interests granted hereunder shall automatically terminate and, at Debtor’s expense, Secured Party shall promptly deliver to Debtor (i) such releases, discharges and/or termination statements as reasonably requested by Debtor to evidence such termination (including, without limitation, UCC termination statements, mortgage releases, intellectual property releases and termination of deposit account control agreements) and (ii) all possessory Collateral in Secured Party’s possession or in the possession of an agent or nominee of Secured Party.

(b) This Agreement, including without limitation Section 10.2 and Section 16 hereof, shall be automatically reinstated if at any time payment, in whole or in part, of the Obligations is rescinded or must otherwise be restored or returned by Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar statute, all as if such payment had not been made. In such case, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by Secured Party in defending and enforcing such reinstatement shall be deemed to be included as part of the Obligations.

21. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and permitted assigns, and shall inure to the benefit of Secured Party and its successors and permitted assigns. Debtor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Secured Party. Secured Party may not assign or transfer any

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IN WITNESS WHEREOF, intending to be legally bound, each of Secured Party and Debtor has caused this Agreement to be duly executed as of the date first above written.

TOLEDO REFINING COMPANY LLC

By:

Title:

SUNOCO,	INC. (R&M)

By:

Title:

11

Annex 3

[See Attached]

EXHIBIT N

GUARANTEE AGREEMENT

THIS AGREEMENT is made as of                     , 2011 by PBF Holding Company LLC, a Delaware limited liability company (hereinafter called “Guarantor”).

R E C I T A L S :

A. Toledo Refining Company LLC, a Delaware limited liability company (“Debtor”), has entered into that certain Asset Sale and Purchase Agreement dated as of the date hereof (the “Purchase Agreement”) by and between Debtor, as Buyer, and Sunoco, Inc. (R&M), as Seller (“Creditor”).

B. Pursuant to the terms of the Purchase Agreement, Creditor has agreed to accept (i) Debtor’s promissory note in the original principal amount of $200,000,000 (the “Promissory Note”) in partial consideration of the purchase price thereunder and (ii) Debtor’s promissory note in the original principal amount of $         in consideration of the purchase price for certain products and intermediates inventory (the “Products and Intermediates Note”, and, collectively with the Promissory Note, the “Notes”) on the condition, among others, that Guarantor guarantee the Obligations (as hereinafter defined) on the terms stated herein.

C. Debtor is a wholly-owned subsidiary of Guarantor, and Guarantor will benefit directly and indirectly from the extension of credit from Creditor to Debtor pursuant to the Notes.

D. The term “Obligations” includes any and all debts, obligations, and liabilities of Debtor to Creditor under the Notes and all debts, obligations and liabilities of the Guarantor under this Agreement, whether now or hereafter made, incurred, or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether Debtor is liable individually or jointly with others, whether for principal, interest or other debts, obligations or liabilities, and whether or not any or all such debts, obligations and liabilities are or become barred by any statute of limitations or otherwise unenforceable.

C O V E N A N T S :

IN CONSIDERATION OF these premises and any credit or financial accommodation now or hereafter granted by Creditor to Debtor, it is agreed that:

1. Guarantor hereby (a) unconditionally guarantees the full and prompt payment and performance of the Obligations when due, whether by acceleration or otherwise, or (if earlier) at the time Debtor becomes the subject of bankruptcy or other insolvency proceedings; (b) agrees to pay all costs, expenses and reasonable attorneys’ fees incurred by Creditor in enforcing this Agreement and the Obligations and realizing on any collateral for either; and (c) agrees to pay to Creditor the amount of any payments made to Creditor or another in connection with any of the Obligations which are recovered from Creditor by a trustee, receiver, creditor or other party pursuant to applicable law. All amounts payable hereunder shall be payable in immediately available funds and in lawful money of the United States of America.

2. This is a guarantee of payment, and not of collection. Creditor shall not be obligated to: (a) take any steps whatsoever to collect from, or to file any claim of any kind against, Debtor, any guarantor, or any other person or entity liable for payment or performance of any of the Obligations; or (b) take any steps whatsoever to protect, accept, obtain, enforce, take possession of, perfect its interest in, foreclose or realize on collateral or security, if any, for the payment or performance of any of the Obligations or any guarantee of any of the Obligations; or (c) in any other respect exercise any diligence whatever in collecting or attempting to collect any of the Obligations by any means.

3. Guarantor’s liability for payment and performance of the Obligations shall be absolute and unconditional; Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish such liability; and nothing whatever except actual full payment and performance to Creditor of the Obligations shall operate to discharge Guarantor’s liability hereunder. Without limiting the generality of the foregoing, Creditor shall have the exclusive right, which may be exercised from time to time without diminishing or impairing the liability of Guarantor in any respect, and without notice of any kind to Guarantor, to: (a) extend any additional credit to Debtor; (b) accept any collateral, security or guarantee for any Obligations; (c) determine how, when and what application of payments, credits and collections, if any, shall be made on the Obligations and accept partial payments on the Obligations; (d) determine what, if anything, shall at any time be done with respect to any collateral or security; subordinate, sell, transfer, surrender, release or otherwise dispose of all or any of such collateral or security; and purchase or otherwise acquire any such collateral or security at foreclosure or otherwise; and (e) with or without consideration grant, permit or enter into any waiver, amendment, extension, modification, refinancing, indulgence, compromise, settlement, subordination, discharge or release of: (i) any of the Obligations and any agreement relating to any of the Obligations, (ii) any obligations of any guarantor or other person or entity liable for payment or performance of any of the Obligations, and any agreement relating to such obligations and (iii) any collateral or security or agreement relating to collateral or security for any of the foregoing.

4. Guarantor hereby unconditionally waives (a) presentment, notice of dishonor, protest, demand for payment and all notices of any kind, including without limitation: notice of acceptance hereof; notice of the creation of any of the Obligations; notice of nonpayment, nonperformance or other default on any of the Obligations; and notice of any action taken to collect upon or enforce any of the Obligations; (b) any claim for contribution against any co-guarantor, until the Obligations have been paid or performed in full and such payments are not subject to any right of recovery; and (c) any setoffs or counterclaims against Creditor which would otherwise impair Creditor’s rights against Guarantor hereunder. Further, subject to Section 9(b), Guarantor hereby expressly acknowledges and agrees that, until the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) have been paid or performed in full, (i) it will not exercise any rights it may acquire by reason of subrogation, indemnification or contribution resulting from any payments made by Guarantor hereunder and (ii) any rights it may acquire by reason of subrogation, indemnification or contribution resulting from any payments made by Guarantor hereunder shall be fully subordinate to any claims Creditor may at such time, or in the future, have against the Debtor.

5. Guarantor has made an independent investigation and evaluation of the financial condition of Debtor and the value of any collateral, and has not relied (and will not rely) on any information or evaluation provided by Creditor regarding such condition or value.

6. Guarantor represents and warrants that:

(a)	The execution, delivery and performance of this Agreement by Guarantor are within the limited liability company powers of Guarantor, have been duly authorized by all necessary limited liability company action and do not and will not (i) require any consent or approval of the members of Guarantor which has not been obtained, (ii) violate any provision of the certificate of formation or operating agreement of Guarantor or of any law, rule, regulation, order, writ, judgment, injunction or decree presently in effect having applicability to Guarantor, in each case which could reasonably be expected to result in a Material Adverse Change (as defined in the Notes); (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iv) result in a breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of Guarantor pursuant to, any indenture or other agreement or instrument under which Guarantor is a party or by which it or any of its properties may be bound or affected.

(b)	This Agreement constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors’ rights generally.

(c)	The financial statements of Guarantor furnished to Creditor fairly present the financial condition of Guarantor for the periods shown therein, and since the dates covered by the most recent of such financial statements, there has been no material adverse change in Guarantor’s assets or financial condition. Except as expressly shown on such financial statements, Guarantor is not a party to any litigation, nor is any litigation threatened to the knowledge of Guarantor which would, if adversely determined, cause any material adverse change in its business or assets.

7. Guarantor shall provide to Creditor such information regarding the financial condition of Guarantor as Creditor may reasonably request from time to time.

8. Any term or provision of this Agreement to the contrary notwithstanding, the maximum aggregate amount of the obligations guaranteed hereunder by Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. To effectuate the forgoing intention, the obligations of Guarantor shall be limited to such maximum amount as will, after giving effect to all other contingent and fixed liabilities of Guarantor and after giving effect to any collections from or payments made or reasonably expected to be made by or on behalf of any other guarantor of the Obligations in respect of the obligations of such other guarantor under its guarantee or pursuant to its contribution obligations, result in the obligations of Guarantor under this Agreement not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

9. (a) This Agreement shall inure to the benefit of Creditor and its successors and permitted assigns, including every holder or owner of any of the Obligations, and shall be binding upon Guarantor and Guarantor’s successors and permitted assigns. Guarantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Creditor. Creditor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Guarantor, not to be unreasonably withheld or delayed. This is a continuing guarantee and shall continue in effect with respect to all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) until all such Obligations shall be paid or performed in full, subject to Section 9(b) below.

(b) This Agreement, including without limitation Section 4 and Section 9(a) hereof, shall be automatically reinstated if (a) at any time payment, in whole or in part, of the Obligations is rescinded or must otherwise be restored or returned by Creditor as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar statute, all as if such payment had not been made or (b) at any time Creditor has an unsatisfied claim against Debtor pursuant to any contingent indemnification obligation. In either such case, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by Creditor in defending and enforcing such reinstatement shall be deemed to be included as part of the Obligations.

10. This Agreement constitutes the entire agreement between Creditor and Guarantor with respect to the subject matter hereof, superseding all previous communications and negotiations, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Creditor unless expressed herein. This Agreement shall be governed by the internal laws of the State of New York. This Agreement may be amended only by a written amendment signed by Guarantor and Creditor.

11. Guarantor hereby consents to the exclusive jurisdiction of any state or federal court situated in the Southern District of New York, and waives any objection based on lack of personal jurisdiction, improper venue or forum non conveniens, with regard to any actions, claims, disputes or proceedings relating to this Agreement, or any document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. Nothing herein shall affect Creditor’s right to serve process in any manner permitted by law, or limit Creditor’s right to bring proceedings against the Guarantor or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

12. Each of Creditor and Guarantor hereby waives any and all right to trial by jury in any action or proceeding relating to this Agreement, or any document delivered hereunder or in connection herewith, or any transaction arising from or connected to any of the foregoing. Each of Creditor and Guarantor represents that this waiver is knowingly, willingly and voluntarily given.

13. Each of Creditor and Guarantor hereby waives any right it may now or hereafter have to claim or recover from each other any consequential, exemplary or punitive damages.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee Agreement as of the date first set forth above.

PBF HOLDING COMPANY LLC

By:

Name:

Title:

Acknowledged and Accepted as of the Date first set forth above:

SUNOCO, INC. (R&M)

By:

Name:

Title:

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

SECOND AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT

This SECOND AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT (this “Second Amendment”), dated as of February 15, 2011, is made and entered into by and between TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Buyer”), and SUNOCO, INC. (R&M), a Pennsylvania corporation (“Seller”). Capitalized terms used herein will have the same meaning as defined in the Agreement unless otherwise specified herein.

R   E   C   I   T   A   L   S:

A. Seller and Buyer are parties to that certain Asset Sale and Purchase Agreement (the “Agreement”), dated as of December 2, 2010; and

B. Seller and Buyer amended the Agreement pursuant to a First Amendment to Asset Sale and Purchase Agreement, dated as of January 18, 2011; and

C. Seller and Buyer desire to amend the Agreement at this time pursuant to the terms and conditions of this Second Amendment.

NOW THEREFORE, in consideration of the covenants and agreements hereunder and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. The Agreement is hereby amended as follows:

(a) Section 2.6.3.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“The Cash Purchase Price shall be adjusted to account for (a) the items prorated as of the Closing pursuant to Section 2.7, (b) the Pension Price Adjustment described in Section 6.5.7 of Exhibit 6.5 and (c) the vacation accrual adjustment described in Section 6.5.11 of Exhibit 6.5.”

(b) The third to last sentence of Section 6.5.2 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Any Current Employee who accepts the Buyer’s offer of employment and on the Closing Date is on a leave of absence or short-term disability leave consistent with the Seller’s established policies and practices which was authorized by the Seller prior to the Closing Date, including any FMLA leave or military leave, and is qualified to return to work and does return to work at the end of such authorized leave, which shall not be longer than six (6) months after the Closing Date, unless applicable Law gives the Current Employee a longer period for returning to work, shall become employed by the Buyer as of the day of his or her return to work with such date being deemed the Employment Date for such employee (“STD/LOA Employees”).”

(c) Section 6.5.3 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.5.3 Retained Employees. Any Current Employee who is on long-term disability on the Closing Date and those Current Employees who are offered and do not accept employment with the Buyer or do not become employed by the Buyer shall be referred to collectively as the “Retained Employees.” Notwithstanding anything in this Agreement to the contrary, any represented Current Employee who is on long-term disability or a leave of absence pending a determination on long-term disability benefits on the Closing Date and who subsequently returns to work within the time period set in Article XXI, Section E of the CBA and in accordance with the provisions of the CBA, shall become employed by the Buyer and shall be treated as a Continuing Employee as of his or her return to work with such date being deemed the Employment Date for such employee (“LTD Employees”). The Seller or its Affiliates may retain the services of any Retained Employee (at a location other than the Facilities unless agreed to in writing by Buyer) or terminate any such Retained Employee’s employment on or following the Closing Date. The Seller shall retain Liability and be responsible for and indemnify and hold harmless the Buyer against all severance, salaries or wages and benefits and all other claims, costs, expenses and Liabilities related to or arising out of the employment or termination of the Retained Employees by the Seller.”

(d) The first sentence of Section 6.5.6 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Except as otherwise set forth in the Transition Services Agreement, all Continuing Employees shall cease active participation in all Seller Plans as of 11:59 p.m. on the date preceding his or her Employment Date.”

(e) Section 6.5.7 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.5.7 Pension Plan. Effective as of their Employment Date, neither hourly Continuing Employees nor salaried Continuing Employees (whose benefit accruals have already been frozen as of June 30, 2010) shall accrue credited service under the U.S. tax-qualified defined benefit plan of the Seller (the “Seller Pension Plan”) for purposes of eligibility, vesting or benefit accrual. Distribution of benefits for Continuing Employees under the Seller Pension Plan shall be paid in accordance with its terms, as amended from time to time. Subject to the Union’s general release of all claims, the Seller shall amend the Seller Pension Plan, within the time period required under Section 401(b) of the Code, to provide 1) all represented hourly Continuing Employees, regardless of age and years of service, with a lump sum form of payment option if elected no later than June 30, 2011 (“Lump Sum Option”); and 2) represented hourly Continuing Employees who

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terminate employment with the Seller prior to eligibility for normal or early retirement under the Seller Pension Plan, but with at least five completed years of service with the Seller and with age and service (in years and completed calendar months) equal to or greater than 60 as of the Closing Date, an enhanced pension benefit equal to seventy-five percent (75%) of the accrued benefit payable at normal retirement age, which shall be actuarially reduced to reflect a represented Continuing Employee’s age at application for benefits (“Toledo Rule of 60”) (collectively, the “Enhancements”). A lump sum form of payment option shall only be available to represented Continuing Employees who are eligible for the Toledo Rule of 60 if they elect it no later than June 30, 2011. The Seller shall also amend the Plan to provide that a represented STD/LOA Employee or represented LTD Employee shall be eligible for the Enhancements, provided that (a) he or she meets the age and service requirements for the Enhancements as of his or her Employment Date; and (b) he or she elects the Enhancements, to the extent applicable, within ninety (90) days following such Employment Date. Buyer shall pay as an adjustment to the Cash Purchase Price an amount equal to fifty percent (50%) of the cost of the Toledo Rule of 60 (“Pension Price Adjustment”) which shall be determined by the Seller Pension Plan’s actuary. Based on a Closing Date of February 1, 2011, Seller Pension Plan’s actuary has estimated the Pension Price Adjustment to be $3,136,500.00 (“Pension Price Adjustment Estimate”); if the amount of the Pension Price Adjustment is more than the Pension Price Adjustment Estimate, notwithstanding anything to the contrary in this Agreement, Buyer shall not be required to pay more than $3,150,000 in total pursuant to the Section 6.5.7.

(f) The second and third sentence of Section 6.5.9 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

Continuing Employees will participate in such plans on the same basis as the Buyer’s new hires, except the Buyer will recognize prior service with the Seller or its Affiliates to determine benefit eligibility and, except as otherwise set forth in Exhibit A of the Transition Services Agreement, will provide coverage under the applicable plans immediately upon the Continuing Employees’ Employment Dates. Except as otherwise set forth in Exhibit A of the Transition Services Agreement, the Buyer shall provide coverage and benefits under the Buyer’s welfare and other non-pension fringe benefit plans to each Continuing Employee beginning on such Continuing Employee’s Employment Date and the Seller or its Affiliates shall have no responsibility therefor and thereafter; provided, however, that the Seller or its Affiliates shall remain liable for any claims of each Continuing Employee incurred prior to such Continuing Employee’s Employment Date under the Seller’s or its Affiliates’ medical and life insurance, short-term disability, flexible spending, dependent care and all other welfare programs in accordance with the terms of such plans as in effect prior to the Continuing Employee’s Employment Date.

3

(g) Section 6.5.11 of Exhibit 6.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.5.11 Vacation. Seller shall pay as an adjustment to the Cash Purchase Price an amount equal to i) Continuing Employees’ vacation entitlement for calendar year 2011 multiplied by a fraction, the numerator of which is the number of full months in 2011 which the Continuing Employees were employed by Seller and the denominator of which is twelve; and ii) the vacation pay for all unused vacation carried over/banked by hourly Union represented Continuing Employees in accordance with the last paragraph of Article XXXII, Vacations, Section 8 of the CBA or by salaried Union represented Continuing Employees in accordance with Article XVII, Vacations, Section 5 of the collective bargaining agreement between the Company and the Union for such employees (“Office Unit CBA”); provided that such adjustment shall not include any amount for vacation banked from previous years by any non Union Continuing Employees which Seller shall pay directly to such non Union Continuing Employees. The Buyer shall provide non Union Continuing Employees with paid vacation benefits equal to their accrued and unused vacation entitlement for calendar year 2011 as of the Closing Date, to be used under the terms of the Buyer’s vacation policy or practices during the remainder of calendar year 2011 or until such later date determined by the Buyer. After the end of calendar year 2011, non Union Continuing Employees will be entitled to vacation under the Buyer’s vacation policy or practices, which will recognize service with the Seller, its predecessors and the Buyer in determining a Continuing Employee’s vacation entitlement, including eligibility to participate, eligibility for the forms and levels of vacation and vacation accrual. For Continuing Employees represented by the Union, Buyer will provide vacation benefits, including vacation pay, in accordance with the provisions of the applicable collective bargaining agreement, including vacation banked under Article XXXII, Vacations, Section 8 of the CBA for hourly Union represented Continuing Employees and vacation banked under Article XVII, Vacations, Section 5 of the Office Unit CBA for salaried Union represented Continuing Employees.”

(h) Part II of Schedule 2.6.3.2 to the Agreement is hereby amended and restated in its entirety so that as amended and restated it shall read in its entirety as set forth in Exhibit I attached hereto.

4

2. The Agreement, as amended by the First Amendment and the Second Amendment, embodies the entire agreement and understanding of the Parties in respect of the subject matter addressed in this Amendment.

3. Except as expressly provided herein, (i) nothing in this Second Amendment shall be deemed to be a waiver or modification of any other term, covenant or condition of the Agreement, and (ii) all terms and provisions of the Agreement and the First Amendment remain in full force and effect as originally entered into.

4. Seller and Buyer acknowledge that all references to the “Agreement” in the Agreement and in any related agreements or documents shall refer to the Agreement as amended by the First Amendment and the Second Amendment.

5. This Second Amendment may be executed simultaneously in counterparts (by facsimile, PDF or otherwise), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

5

IN WITNESS WHEREOF, the Parties hereto have entered into this Second Amendment as of the date first above written.

SELLER:

SUNOCO, INC. (R&M), a Pennsylvania corporation

By:

Name:	Stacy L. Fox

Title:	Senior Vice President, General Counsel and Corporate Secretary

BUYER:

TOLEDO REFINING COMPANY LLC, a Delaware Limited Liability Company

By:

Name:	Jeffrey Dill

Title:	Secretary

6

EXHIBIT I

Part II of Schedule 2.6.3.2

Toledo Hydrocarbon Inventory Valuation:

All Hydrocarbon Inventory, at all sites, will be valued as of the Hydrocarbon Inventory Transfer Time using the pricing basis noted below.

Raw Materials/Feedstocks Pricing: The purchase price for the portion of the Hydrocarbon Inventory associated with the raw materials/feedstocks inventory components set forth below under the heading “Inventory Component” (the “Feedstock”) shall be based on the following:

(i) for Feedstock where Seller has contract purchases for the month prior to closing for that particular grade of Feedstock, the [REDACTED] will be used. Contracts for the month prior to close are based on either the [REDACTED], during the month [REDACTED], plus [REDACTED] during the month [REDACTED], plus [REDACTED] as dictated by contract. For avoidance of doubt, an example of typical pricing for Domestic and Canadian crudes using the formulas shown above is shown in Exhibit 2 to this Hydrocarbon Inventory Schedule.

(ii) For inventory where Seller does not have contract purchases for the month prior to closing for that particular grade of Feedstock, but there is a publication related differential price to WTI, the Parties shall use [REDACTED] as the publication for the differential during the trade month [REDACTED] and apply the differential to the [REDACTED], during the month [REDACTED], plus [REDACTED]. For example, if the Closing occurs Feb 1, 2011, the Parties shall use the [REDACTED] .

(iii) For inventory where Seller does not have contract purchases for the month prior to Closing for that particular grade of Feedstock and there is not a publication related differential price to WTI, the Parties shall use the following negotiated prices:

for Cold Lake, the Parties shall use the [REDACTED] differential to WTI for the month [REDACTED] for [REDACTED] plus the [REDACTED], during the month [REDACTED], plus [REDACTED];

for Condensate, East Texas Sweet and Nederland Terminal line fill, the Parties shall use the [REDACTED],

7

during the month [REDACTED], plus [REDACTED];

for Gulf Coast B and Gulf Coast Sweet and Gulf Coast Common, the Parties shall use [REDACTED] during the trade month [REDACTED] plus the [REDACTED], during the month [REDACTED] plus [REDACTED].

During the month prior to the anticipated Closing Date, Seller agrees to place hedges for its own account, in a manner as recommended by Buyer, on the Feedstock that will be included in the Post Closing Statement. At Closing, along with the Feedstock inventory, those hedges or positions will be assigned or transferred to Buyer, or the Parties will take the necessary steps to effect the same economic interest as if such a transfer or assignment had been completed.

Notwithstanding the foregoing paragraph:

If (1) the results of the Level 3 Fitness for Service analysis and executive summary (including the remaining life analysis) currently being prepared for the FCC Unit (the “Results”) are provided and are such that the Parties are mutually satisfied that all Closing conditions have been satisfied, or are reasonably anticipated by the Parties to be satisfied by March 1, 2011, and (2) the Parties agree that the anticipated Closing Date shall be March 1, 2011 (such decision and agreement on the anticipated Closing Date must be made by the Parties no later than one Business Day after the Parties receive the Results and such day is hereinafter referred to as the “Determination Date”)), then Buyer shall have the option to choose (on the Determination Date and not later) to have the Feedstock inventory that is to be sold to Buyer priced either: (a) pursuant to the provisions of subsection (i), (ii) and (iii) above in this Part II under “Raw Materials/Feedstocks Pricing,” with the understanding that the hedges that Sunoco places, in a manner as recommended by Buyer, will not be ratable across the entire month, may not be ratable/equal on the remaining trading days of the month and may not be at levels that are similar to the volumes of Feedstock that Seller sells to Buyer, provided that such hedging levels must conform to applicable law so as not to cause the CME to deny or withhold approval of the NYMEX Rule 853 transfer trade of the hedge positions to Buyer, or (b) at the average daily settlement price of [REDACTED] for the first [REDACTED] on and [REDACTED] Closing including the Closing Date, plus [REDACTED], plus [REDACTED]. For avoidance of doubt, the Parties acknowledge and agree that should Buyer elect option (a) above: (x) Seller shall begin to place hedges on the Determination Date (provided that the market is open for trading at the time the determination is made, and if not, then no later than the trading day immediately after the Determination Date) as recommended by Buyer, (y) Seller shall not be liable to Buyer for the value (gain or loss) associated with hedges that were not placed by Seller prior to the Determination Date, and (z) at Closing, along with the Feedstock inventory, those hedges or positions will be assigned or transferred to Buyer, or the Parties will take the necessary steps to effect the same economic interest as if such a transfer or assignment had been completed. If, on the Determination Date, the Parties are unable to agree that the anticipated Closing Date will be March 1, 2011, the Parties will work in good faith to determine a mutually agreeable anticipated Closing Date and the pricing of the Feedstock that is to be sold to Buyer shall be pursuant to the provisions of subsections (i), (ii) and (iii) above under “Raw Materials/Feedstocks Pricing.”

Raw Materials/Feedstocks Provisional Invoice: The portion of the Estimated Hydrocarbon Inventory Statement relating to Feedstock inventory will be prepared in accordance with Section 2.6.3.3(b) of the Agreement using estimated Feedstock inventory volumes and, subject to the above paragraphs on pricing and Buyer’s options as noted therein, the provisional pricing for such inventory noted above. The estimated Feedstock inventory volume shall be calculated based on Seller’s accounting records. Such estimated volumes and applicable provisional pricing shall be used to calculate the Estimated Hydrocarbon Inventory Value for Feedstock inventory per Section 2.6.3.3(b) of the Agreement. The Estimated Hydrocarbon Inventory Value for Feedstock pricing shall be calculated in the same manner and, subject to the above paragraphs on pricing and Buyer’s options as noted therein, based on the same applicable price formulas as stated above. The Estimated Hydrocarbon Inventory Value for Feedstock inventory shall not include Feedstock for which Seller will not obtain title until on or after the Closing Date; the contracts for such Feedstock shall be assigned to Buyer and Buyer shall make payment under the terms of such contracts.

Raw Materials/Feedstocks Final Invoice for Post-Closing Statement: Once the final Feedstock inventory prices and contract differentials for crude quality and delivery and applicable tariffs for pipeline transportation are known, the Buyer shall use the Final Inventory Quantity Report set forth in Part I hereof, together with the final pricing formulae, to prepare the Post-Closing Statement (as provided in Section 2.6.3.4 of the Agreement).). The Post Closing Statement shall not include Feedstock for which Seller will not obtain title until on or after the Closing Date; the contracts for Feedstock shall be assigned to Buyer and Buyer shall make payment under the terms of such contracts.

Products and Intermediates Pricing: Unless otherwise noted, all inventories will price using the agreed upon prices effective for a [REDACTED] day pricing event [REDACTED] Closing using [REDACTED] unique [REDACTED] pricing days for each respective formula.

Products and Intermediates Provisional Invoice: The portion of the Estimated Hydrocarbon Inventory Statement relating to products and intermediates inventory will be prepared in accordance with Section 2.6.3.3(b) of the Agreement using estimated products and intermediates inventory volumes and the provisional pricing for such inventory noted herein. The estimated products and intermediates inventory volume shall be calculated based on Seller’s accounting records. Such estimated volumes and provisional pricing shall be used to calculate the Estimated Hydrocarbon Inventory Value for products and intermediates inventory per Section 2.6.3.3(b) of the Agreement. The Estimated Hydrocarbon Inventory Value for products and intermediates pricing shall be calculated using the agreed upon prices effective [REDACTED] Closing for each respective formula. The Parties will assume that the products and intermediates meet their respective quality specifications for the preparation of the provisional invoice. Buyer shall pay to Seller the amount of such Estimated Hydrocarbon Inventory Value for products and intermediates inventory at Closing.

Products and Intermediates Inventory Final Invoice for Post-Closing Statement: Once the final products and intermediates prices as described below are known, the Buyer shall use the Final Inventory Quantity Report set forth in Part I hereof, together with the final pricing formulae, to prepare the Post-Closing Statement (as provided in Section 2.6.3.4 of the Agreement). All volumes of products and intermediates making up the products and intermediates inventory that do not meet the relevant quality specifications shall be subject to downward price adjustments in an amount to be determined by the Parties as part of the Post Closing Statement.

Inventory Component

Feedstocks

Crude Types:

WTI (Cushing/Midland/Colorado City/Longview/Nederland)

Gulf Coast B/Michigan and all domestic contracts. LLS

Canadian Syn-differential tied to Canadian Index (SYN, OSA, PAS, HSB, CNS, NSA, PSC, SSX)

Canadian Sweet-differential tied to Canadian Index including Cromer Sweet

North Dakota Sweet

LEF

Cold Lake

Condensate, East Texas Sweet and Nederland Terminal line fill

Gulf Coast B and Gulf Coast Sweet

Gulf Coast Common

Products*

Gasoline

83.5CBOB Gasoline

[REDACTED] - [REDACTED] points per gallon + RVP

Adjustment

87C Gasoline

[REDACTED] — [REDACTED] points per gallon + RVP

Adjustment

91.3CBOB Gasoline

[REDACTED] — [REDACTED] points per gallon + Octane

Adjustment + RVP Adjustment

Distillate

JET A

[REDACTED]

ULSD

[REDACTED]

Chemicals

Benzene

[REDACTED]

Toluene

[REDACTED]

Xylene

[REDACTED]

Nonene

[REDACTED] + [REDACTED] per pound

Tetramer

[REDACTED] + [REDACTED] per pound

Other

PROPANE HD-5

[REDACTED]

Clarified Slurry Oil (HARF)

[REDACTED]

Intermediates*

Butanes

n-Butane

[REDACTED]

i-Butane

[REDACTED]

BB

[REDACTED]

Gasoline Components

Alkylate (92Octane/5RVP)

[REDACTED] + [REDACTED] + [REDACTED]

Adjustment

Reformate (92Octane/2RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Light Straight Run/Light Naphtha (55Octane/17RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Heavy Naphtha/Raffinate (72Octane/5RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Cat Gasoline (86.5Octane/6RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

ETHANOL-DENATURED

[REDACTED]

Undesulfurized Distillate

[REDACTED] - [REDACTED] per gallon

Unfinished Jet

[REDACTED] - [REDACTED] per gallon

Hydrocracker Feed

[REDACTED] - [REDACTED]per gallon

Propylene

[REDACTED]

PP Mix

% [REDACTED] + % [REDACTED]

Cat Feed

[REDACTED] + [REDACTED] - [REDACTED]

Transmix

[REDACTED]% [REDACTED] + [REDACTED]% [REDACTED] - [REDACTED] cents per gallon Slop

Average daily settlement price of [REDACTED] for month of delivery

Octane Adjustment = [REDACTED]

RVP Adjustment = [REDACTED]

*Plus applicable pipeline tariff and/or applicable transportation costs for products and intermediates stored outside of the Toledo refinery.

EXECUTION COPY

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

THIRD AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT

This THIRD AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT (this “Third Amendment”), dated as of February 28, 2011, is made and entered into by and between TOLEDO REFINING COMPANY LLC, a Delaware limited liability company (“Buyer”), and SUNOCO, INC. (R&M), a Pennsylvania corporation (“Seller”). Capitalized terms used herein will have the same meaning as defined in the Agreement unless otherwise specified herein.

R E C I T A L S:

A. Seller and Buyer are parties to that certain Asset Sale and Purchase Agreement (the “Agreement”), dated as of December 2, 2010;

B. Seller and Buyer amended the Agreement pursuant to a First Amendment to Asset Sale and Purchase Agreement, dated as of January 18, 2011;

C. Seller and Buyer further amended the Agreement pursuant to a Second Amendment to Asset Sale and Purchase Agreement, dated as of February 15, 2011; and

D. Seller and Buyer desire to amend the Agreement at this time pursuant to the terms and conditions of this Third Amendment.

NOW THEREFORE, in consideration of the covenants and agreements hereunder and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. The Schedules to the Agreement are hereby amended and restated in their entirety and attached hereto as Appendix 1.

2. The Agreement, as amended by the First Amendment, the Second Amendment and this Third Amendment, embodies the entire agreement and understanding of the Parties in respect of the subject matter addressed in this Third Amendment.

3. Except as expressly provided herein, (i) nothing in this Third Amendment shall be deemed to be a waiver or modification of any other term, covenant or condition of the Agreement, and (ii) all terms and provisions of the Agreement as amended remain in full force and effect as originally entered into.

4. Seller and Buyer acknowledge that all references to the “Agreement” in the Agreement and in any related agreements or documents shall refer to the Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment.

5. This Third Amendment may be executed simultaneously in counterparts (by facsimile, PDF or otherwise), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have entered into this Third Amendment as of the date first above written.

SELLER: SUNOCO, INC. (R&M), a Pennsylvania corporation

By:

Name:	Stacy L. Fox

Title:	Senior Vice President & General Counsel

BUYER: TOLEDO REFINING COMPANY LLC, a Delaware Limited Liability Company

By:

Name:	Jeffrey Dill

Title:	Secretary

[Signature page to Third Amendment]

Appendix 1

[Amended and Restated Schedules are attached]

IN WITNESS WHEREOF, the Parties hereto have entered into this Third Amendment as of the date first above written.

SELLER: SUNOCO, INC. (R&M), a Pennsylvania corporation

By:

Name:	Stacy L. Fox

Title:	Senior Vice President & General Counsel

BUYER: TOLEDO REFINING COMPANY LLC, a Delaware Limited Liability Company

By:

Name:	Jeffrey Dill

Title:	Secretary

[Signature page to Third Amendment]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THE WORD “[REDACTED]”.

FINAL AMENDED AND RESTATED

AMENDED AND RESTATED

DISCLOSURE SCHEDULES TO

ASSET SALE AND PURCHASE AGREEMENT BY AND BETWEEN

TOLEDO REFINING COMPANY LLC

AND

SUNOCO, INC. (R&M)

These amended and restated disclosure schedules (the “Disclosure Schedules”) are being delivered pursuant to the Asset Sale and Purchase Agreement (the “Agreement”), dated as of December 2, 2010, entered into by and between Toledo Refining Company LLC and Sunoco, Inc. (R&M). Capitalized terms used but not defined herein shall have the same meanings given them in the Agreement.

These Disclosure Schedules are arranged in sections corresponding to the numbered and lettered sections and subsections contained in the Agreement, and the disclosures in any section or subsection of the Disclosure Schedules shall qualify other sections and subsections of the Agreement to the extent the applicability of the disclosures to other non-referenced sections or subsections is reasonably apparent. Disclosure of any information or document herein is not a statement or admission that it is material or required to be disclosed herein. No disclosure in the Disclosure Schedules relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred (except as specifically stated herein). References to any Contract, benefit plan, permit, Order, instrument, document or legal proceeding are qualified in their entirety by reference to more detailed information in documents attached hereto or previously delivered or made available to Buyer and its representatives. Prior to the Closing, Seller may supplement or amend these Schedules pursuant to Section 5.6 of the Agreement.

Descriptive headings in the Disclosure Schedules are inserted only for reference purposes and for convenience of the reader.

Schedule 1.1

Definitions and Interpretations

See Execution Copy of the Agreement.

Schedule 1.1A

Seller’s Knowledge

James Keeler

Michael Colavita

Roger Lyle

Steve Coladonato

Elaine Moore

Thomas Scargle

David Sexton

Boyd Foster

John Pickering

Robert Deitz

Robert Vryhof

Bruce Fischer

Elizabeth Bilotta

Jeff Coleman

Jack Parsil

Chris L. McCormick

John T. Wilson

V. Steve Herzog

The following individuals are included hereon solely with respect to such individuals’ knowledge of their subject matter areas of expertise, as specified below:

Arnold Dodderer – Environmental Issues

James Davies – Real Estate Issues

Schedule 1.1B

Buyer’s Knowledge

Joe Niedecken

Ed Jacoby

Jim Fedena

John Launchi

Don Lucey

Todd O’Malley

James Yates

Matt Flanagan

Matt Lucey

Jeffrey Dill

Schedule 2.1.1

Owned Real Property

1.	Main Refinery

Situated in the City of Oregon, County of Lucas, State of Ohio, and is described as follows:

PARCEL 1:

THE WESTERLY 36.3 ACRES OF THE FOLLOWING DESCRIBED PREMISES: THAT PART OF THE SOUTH 1/2 OF THE NORTH WEST 1/4 AND THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF SECTION 8 TOWN 10 SOUTH RANGE 8 EAST, LYING WEST OF A LINE DRAWN PARALLEL WITH AND 30 RODS WEST OF THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 8 AND LYING NORTH OF COUNTY ROAD NUMBER 179 RUNNING NORTH EASTERLY AND SOUTH WESTERLY AND EAST AND WEST AND THE PROLONGATION OF THE WESTERLY PART OF SAID ROAD TO THE WEST LINE OF SECTION 8 AFORESAID. EXCEPT THAT PART SOUTH WEST OF WOODVILLE STREET SOLD TO SARAH KELLOGG, AND A STRIP 50 FEET IN WIDTH OFF THE WEST LINE, DEEDED TO THE BAY TERMINAL RAILROAD COMPANY. ALL IN OREGON CITY, LUCAS COUNTY, OHIO CONTAINING 30.43 ACRES MORE OR LESS.

PRIOR DEED - VOLUME 251, PAGE 444

PART OF PARCEL NO. 44-22331

PARCEL 2:

BEING THE WEST 18 ACRES OF THE NORTH WEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, LUCAS COUNTY, OHIO, EXCEPTING THAT PART LYING NORTH OF THE CENTER LINE OF CRANE DITCH NO. 9 AND EAST OF A LINE RUNNING NORTH AND SOUTH, 60 FEET FROM, AND PARALLEL TO THE WEST LINE OF SAID SECTION, AND EXCEPTING THAT PORTION OF THE ABOVE DESCRIBED PROPERTY DEEDED TO THE TOLEDO BELT RAILWAY COMPANY FOR RAILROAD PURPOSES. THE CENTERLINE OF SAID CRANE DITCH HAVING BEEN LOCATED AT THE WEST LINE OF THIS PROPERTY AT A POINT 479 FEET SOUTH OF THE NORTH LINE OF SAID SECTION, AND ON THE EAST LINE OF SAID PROPERTY AT A POINT 363 FEET SOUTH OF THE NORTH LINE OF SAID SECTION, WITH A TANGENT BETWEEN THE TWO ABOVE DESCRIBED POINTS, WITH THE RIGHT TO PERMANENTLY USE ANY PART OF SAID DITCH FOR DRAINAGE PURPOSES. THE PROPERTY HEREBY CONVEYED CONTAINING 12 ACRES MORE OR LESS.

PRIOR DEED - VOLUME 274, PAGE 111

PART OF PARCEL NO. 44-22331

Schedule 2.1.1

Owned Real Property

PARCEL 3:

THAT PART OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, LYING BETWEEN THE EAST LINE OF LINCOLNSHIRE, A SUBDIVISION IN SAID OREGON CITY, AND THE OTTAWA RESERVE LINE;

ALSO THAT PART OF THE NORTH 1/2 AND THE SOUTH 1/2 OF THE NORTHWEST QUARTER OF SAID SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST LYING BETWEEN THE OTTAWA RESERVE LINE AND THE WEST LINE OF THE PROPERTY CONVEYED TO S.D. CARR, TRUSTEE, BY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 180, LUCAS COUNTY, OHIO RECORDS AND NOW OCCUPIED BY THE TOLEDO TERMINAL RAILWAY COMPANY.

PRIOR DEED - VOLUME 718, PAGE 547

PART OF PARCEL NO. 44-22331

PARCEL 4:

THAT PART OF THE NORTH 1/2 OF THE NORTHWEST FRACTIONAL 1/4 WEST OF THE RESERVE LINE IN SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, CITY OF OREGON, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE CENTER LINE OF CRANE DITCH NUMBER 9 AND 60 FEET EAST ON A LINE AT RIGHT ANGLES TO THE WEST LINE OF SAID SECTION 8; THENCE NORTH ON A LINE 60 FEET EAST OF AND PARALLEL TO THE WEST LINE OF SAID SECTION 8 TO THE CENTER LINE OF NAVARRE AVENUE; THENCE EAST ALONG SAID CENTERLINE OF NAVARRE AVENUE 534 FEET; THENCE SOUTH ON A LINE AT RIGHT ANGLES TO SAID CENTER LINE OF NAVARRE AVENUE AND PARALLEL TO THE WEST LINE OF SAID SECTION 8,363 FEET TO THE CENTERLINE OF CRANE DITCH; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE CENTER LINE OF SAID CRANE DITCH TO THE PLACE OF BEGINNING. THE CENTERLINE OF SAID CRANE DITCH HAVING BEEN LOCATED ON THE WEST ALONG THE WEST LINE OF SAID SECTION 8 AT A POINT 479 FEET SOUTH OF THE CENTER LINE OF NAVARRE AVENUE AND ALONG THE EAST ALONG THE EAST LINE OF ABOVE DESCRIBED PROPERTY AT A POINT 363 FEET SOUTH OF THE CENTER LINE OF NAVARRE AVENUE, WITH A TANGENT BETWEEN THE TWO ABOVE DESCRIBED POINTS. WITH THE RIGHT TO PERMANENTLY USE ANY PART OF SAID CRANE DITCH FOR DRAINAGE OR OTHER PURPOSES.

PRIOR DEED - VOLUME 660, PAGE 163

PART OF PARCEL NO. 44-22331

Schedule 2.1.1

Owned Real Property

PARCEL 5:

LOTS NUMBERS 1 TO 245 BOTH INCLUSIVE AND ALL STREETS, ALLEYS AND RIGHT OF WAYS, IN LINCOLNSHIRE, A SUBDIVISION, (NOW VACATED) IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO; ALSO DESCRIBED AS FOLLOWS:

THAT PARCEL OF LAND, CONSISTING OF PART OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE FULLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE NORTH LINE OF SECTION 8, 597 FEET EAST OF THE IRON PIPE SET IN PAVEMENT DESIGNATING THE NORTHWEST CORNER OF SECTION 8, THENCE EAST AND ALONG THE NORTH LINE OF SECTION 8, 1447.95 FEET, THENCE SOUTH AND PARALLEL TO THE EAST LINE OF NORTHWEST 1/4 SECTION 8, 1318.72 FEET TO THE SOUTH LINE OF NORTH 1/2, NORTHWEST 1/4, THENCE WEST AND ALONG THE SOUTH LINE NORTH 1/2 NORTHWEST 1/4, SECTION 8, 1407.87 FEET TO A POINT, THENCE NORTH AND DEFLECTING 87° 43’, TO RIGHT 1311.14 FEET TO PLACE OF BEGINNING, ALSO THAT PART OF THE SOUTH 1/2 NORTHWEST 1/4, SECTION 8, LYING BETWEEN THE NORTH LINE OF WOODVILLE VILLA AND THE SOUTH LINE OF NORTH 1/2, NORTHWEST 1/4, SECTION 8 TOWN 10 SOUTH, RANGE 8 EAST, OREGON TOWNSHIP, LUCAS COUNTY, OHIO.

PRIOR DEED - VOLUME 718, PAGE 545

PART OF PARCEL NO. 44-22331

PARCEL 6:

TRACT A:

LOCATED IN LUCAS COUNTY, STATE OF OHIO AND BEING THAT PART OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SECTION NUMBER 8, TOWN 10 SOUTH, RANGE 8 EAST, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT LOCATED 1306.28 FEET SOUTH FROM THE CENTER LINE OF NAVARRE AVENUE AND MEASURED ALONG THE WEST LINE OF SAID SECTION NUMBER 8 TO THE NORTHWEST CORNER OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 8, WHICH POINT IS THE POINT OF BEGINNING OF THE PREMISES CONVEYED BY THIS DEED; THENCE SOUTH 373.72 FEET ALONG SAID WEST LINE OF SAID SECTION 8; THENCE EAST 50 FEET, PARALLEL TO THE NORTH LINE OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 8; THENCE NORTH 373.72 FEET AND PARALLEL TO THE WEST LINE OF SAID SECTION 8; THENCE WEST 50 FEET ALONG THE NORTH LINE OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 8 TO THE POINT OF BEGINNING ABOVE REFERRED TO, CONTAINING .43 ACRES, MORE OR LESS.

PRIOR DEED - VOLUME 1003, PAGE 352

Schedule 2.1.1

Owned Real Property

TRACT B:

AND ALSO THE WESTERLY 50 FEET OF THE SOUTH HALF (1/2) OF THE NORTHWEST QUARTER (1/4) OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO EXCEPTING THEREFROM THE NORTHERLY 373.72 FEET THEREOF.

PRIOR DEED - VOLUME 1588, PAGE 306

PARCEL NO. 44-22181 (TRACT A AND B)

PARCEL 7: INTENTIONALLY DELETED

PARCEL 8:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS, STATE OF OHIO, TO-WIT:

THAT PART OF THE WEST 1/2 OF SECTION NUMBER 8 IN TOWN 10 SOUTH OF RANGE 8 EAST IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

ON THE EAST BY THE NORTH AND SOUTH CENTER LINE OF SAID SECTION 8; ON THE SOUTH BY COUNTY ROAD NO. 179 (CEMETERY ROAD OR PICKLE STREET); ON THE WEST BY THE EAST LINE OF VICTORY PLACE, AND ON THE NORTH BY THE NORTH LINE (AND EXTENSION OF SAME) OF THE SOUTH 83.24 ACRES OF THAT PART OF THE NORTH 1/2 OF SAID SECTION 8, WHICH LIES WESTERLY OF THE INDIAN RESERVE LINE, EXCEPTING THEREFROM THAT PART THEREOF WHICH LIES EASTERLY OF SAID INDIAN RESERVE LINE AND ALSO EXCEPTING THEREFROM THAT PART THEREOF CONVEYED BY MORGAN HOLLINGSHEAD AND WIFE TO SPENCER D. CARR, TRUSTEE, BY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 115, LUCAS COUNTY, OHIO, RECORDS.

ALSO A STRIP OF LAND IN THE WEST 1/2 OF SECTION 8 IN TOWN 10 SOUTH OF RANGE 8 EAST, IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, 125 FEET WIDE LYING WEST OF AND ADJOINING ABOVE DESCRIBED PARCEL, AND EXTENDING FROM THE NORTH LINE OF LOT NUMBER 2 IN VICTORY PLACE TO THE NORTH LINE OF THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 8 (SAID PARCEL CONSISTS OF AND INCLUDES LOTS NUMBERS 3 TO 26 INCLUSIVE, (VACATED) IN VICTORY PLACE, AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 36 OF PLATS, PAGES 17 AND 18 LUCAS COUNTY, OHIO, RECORDS AND LOTS NUMBERS 27 TO 33, INCLUSIVE, (VACATED) IN VICTORY PLACE REPLAT AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 41 OF PLATS, PAGE 16, LUCAS COUNTY, OHIO RECORDS AND THE EASTERLY 1/2 OF VACATED DEAL AVENUE AND ALSO THAT PART OF VACATED FRESNO AVENUE AND VACATED EDGEFIELD AVENUE EAST OF THE CENTERLINE OF THE SAID VACATED DEAL AVENUE).

Schedule 2.1.1

Owned Real Property

SAID PREMISES ARE ALSO DESCRIBED AS FOLLOWS:

LOTS NUMBERS 3 TO 26 INCLUSIVE (VACATED) IN VICTORY PLACE, AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 36 OF PLATS, PAGES 17 AND 18, LUCAS COUNTY, OHIO RECORDS, AND LOTS NUMBERS 27 TO 33, INCLUSIVE, (VACATED) IN VICTORY PLACE REPLAT AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 41 OF PLATS, PAGE 16, LUCAS COUNTY OHIO RECORDS; ALSO THE EASTERLY 1/2 OF VACATED DEAL AVENUE AND THAT PART OF VACATED FRESNO AVENUE AND VACATED EDGEFIELD AVENUE EAST OF THE CENTERLINE OF THE SAID VACATED DEAL AVENUE; ALSO

THAT PART OF THE WEST 1/2 OF SECTION 8 IN TOWNSHIP 10 SOUTH OF RANGE 8 EAST IN CITY OF OREGON, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS: ON THE EAST BY THE NORTH AND SOUTH CENTERLINE OF SAID SECTION 8; ON THE SOUTH BY COUNTY ROAD NUMBER 179 (CEMETERY ROAD OR PICKLE STREET); ON THE WEST BY THE EAST LINE OF VICTORY PLACE, AND ON THE NORTH BY THE NORTH LINE (AN EXTENSION OF SAME) OF THE SOUTH 83.24 ACRES OF THAT PART OF THE NORTH 1/2 OF SAID SECTION 8 WHICH LIES WESTERLY OF THE INDIAN RESERVE LINE; EXCEPTING THEREFROM THAT PART THEREOF WHICH LIES EASTERLY OF SAID INDIAN RESERVE LINE, AND ALSO EXCEPTING THEREFROM THAT PART THEREOF CONVEYED BY MORGAN HOLLINGSHEAD AND WIFE TO SPENCER D. CARR, TRUSTEE, (CONDITION THAT SAID PROPERTY SHALL BE USED FOR CONSTRUCTING, OPERATING AND MAINTAINING RAILWAY TRACKS THEREON) BY DEED RECORDED IN VOLUME 260 OF DEEDS, PAGE 115, LUCAS COUNTY, OHIO, RECORDS.

THE ABOVE DESCRIBED PROPERTY IS AS SHOWN ON SURVEY NO. 2728-64, DATED DECEMBER, 1964, AND MADE BY G. M. BARTON SURVEY COMPANY.

PRIOR DEED - VOLUME 1877, PAGE 746

PART OF PARCEL NO. 44-22537

PARCEL 9:

SITUATE IN THE COUNTY OF LUCAS AND IN THE STATE OF OHIO, TO-WIT:

LOT NUMBER 1 IN WOODVILLE VILLA, A SUBDIVISION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO.

PRIOR DEED - VOLUME 1751, PAGE 368

PART OF PARCEL NO. 44-75567

Schedule 2.1.1

Owned Real Property

PARCEL 10:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS AND STATE OF OHIO:

ALL OF LOTS 2 THROUGH 221, INCLUSIVE;

THE NORTH 53 FEET OF LOTS 222 THROUGH 234, INCLUSIVE;

ALL OF LOTS 235 THROUGH 248 INCLUSIVE;

THE NORTH 53 FEET OF LOTS 249 THROUGH 255, INCLUSIVE OF WOODVILLE VILLA, A SUBDIVISION IN THE TOWNSHIP OF OREGON, AS NOW VACATED AND ALL THE STREETS CONTAINED IN WOODVILLE VILLA, NOW VACATED.

PRIOR DEED -

VOLUME/PAGE

1302/594

1327/277

1585/62

788/347

751/475

1326/294

1333/358

1585/64

1464/4

1458/365

1339/15

1468/457

751/476

1475/143

1535/123

1577/595

1475/207

PART OF PARCEL NO. 44-22331

PARCEL 11:

LOTS NUMBERS 41 TO 76 INCLUSIVE (VACATED) IN VICTORY PLACE, AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 36 OF PLATS, PAGES 17 AND 18, LUCAS COUNTY, OHIO RECORDS AND LOTS NUMBERS 34 TO 40, INCLUSIVE, (VACATED) IN VICTORY PLACE REPLAT AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, AS RECORDED IN VOLUME 41 OF PLATS, PAGE 16, LUCAS COUNTY OHIO RECORDS; ALSO THE WESTERLY 1/2 OF VACATED DEAL AVENUE AND THAT PART OF VACATED FRESNO AVENUE AND VACATED EDGEFIELD AVENUE WEST OF THE CENTERLINE OF THE SAID VACATED DEAL AVENUE.

Schedule 2.1.1

Owned Real Property

PRIOR DEED - VOLUME 1018, PAGES 260,30,187 AND 193

VOLUME 1030, PAGE 153

VOLUME 1403, PAGE 311

PART OF PARCEL NO. 44-22331

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of July 30, 2010 and a Commitment Number of 1670490B, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

2.	Refinery West

Situated in the City of Toledo, County of Lucas, State of Ohio, and Described as Follows:

LEGAL DESCRIPTION: SUN OIL PARCEL “B”

BEING A PART OF SECTION 7, TOWN 10 SOUTH, RANGE 8 EAST, ALL OF LOTS 66-89, INCLUSIVE, PART OF LOT 90, AND VACATED STREETS AND ALLEYS ADJACENT THERETO, ALL OF THE SAME BEING IN RUSSWINCKEL’S ADDITION, AS RECORDED IN VOLUME 19, PAGE 37, LUCAS COUNTY BOOK OF PLATS, CITY OF TOLEDO, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT BRASS PLATE MONUMENT AT THE INTERSECTION OF THE EAST LINE OF SECTION 7 AND THE CENTERLINE OF WOODVILLE ROAD, SO CALLED, ALSO KNOWN AS STATE ROUTE 51, SO CALLED.

THENCE NORTH 01 DEGREE, 23 MINUTES, 48 SECONDS WEST ALONG THE EAST LINE OF SECTION 7 A DISTANCE OF 54.53 FEET TO A POINT ON THE NORTHERLY 42.5-FOOT RIGHT-OF-WAY OF WOODVILLE ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING, FROM SAID POINT A SPIKE IS FOUND 0.06 FEET EAST.

THENCE NORTH 52 DEGREES, 35 MINUTES, 53 SECONDS WEST ALONG THE NORTHERLY 42.5-FOOT RIGHT-OF-WAY OF WOODVILLE ROAD A DISTANCE OF 54.66 FEET TO A MAGNETIC NAIL SET.

THENCE NORTH 01 DEGREE, 51 MINUTES, 41 SECONDS WEST A DISTANCE OF 231.33 FEET TO A DRILLED HOLE SET.

THENCE NORTH 01 DEGREE, 33 MINUTES, 31 SECONDS WEST A DISTANCE OF 114.15 FEET TO A MAGNETIC NAIL SET.

THENCE NORTH 88 DEGREES, 15 MINUTES, 14 SECONDS EAST A DISTANCE OF 21.92 FEET TO DRILLED HOLE SET.

Schedule 2.1.1

Owned Real Property

THENCE NORTH 01 DEGREE, 37 MINUTES, 08 SECONDS WEST A DISTANCE OF 64.46 FEET TO A DRILLED HOLE SET.

THENCE SOUTH 88 DEGREES, 43 MINUTES, 22 SECONDS WEST A DISTANCE OF 103.20 FEET TO A POINT.

THENCE NORTH 02 DEGREES, 49 MINUTES, 04 SECONDS WEST A DISTANCE OF 237.24 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE NORTH 62 DEGREES, 21 MINUTES, 57 SECONDS WEST A DISTANCE OF 39.28 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE NORTH 70 DEGREES, 49 MINUTES, 20 SECONDS WEST A DISTANCE OF 40.51 FEET TO A POINT.

THENCE NORTH 84 DEGREES, 38 MINUTES, 47 SECONDS WEST A DISTANCE OF 24.93 FEET TO A POINT.

THENCE SOUTH 89 DEGREES, 44 MINUTES, 37 SECONDS WEST A DISTANCE OF 71.92 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE NORTH 45 DEGREES, 17 MINUTES, 53 SECONDS WEST A DISTANCE OF 30.44 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE NORTH 01 DEGREE, 11 MINUTES, 41 SECONDS WEST A DISTANCE OF 64.31 FEET TO 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE NORTH 06 DEGREES, 46 MINUTES, 36 SECONDS WEST A DISTANCE OF 18.76 FEET TO A POINT.

THENCE NORTH 48 DEGREES, 26 MINUTES, 30 SECONDS WEST A DISTANCE OF 29.72 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET.

THENCE SOUTH 41 DEGREES, 11 MINUTES, 32 SECONDS WEST A DISTANCE OF 10.20 FEET TO A POINT ON THE CENTERLINE OF A VACATED ALLEY IN RUSSWINCKEL’S ADDITION, FROM SAID POINT AN IRON PIPE IS FOUND 0.04 FEET NORTH AND 0.21 FEET EAST.

THENCE NORTH 52 DEGREES, 35 MINUTES, 53 SECONDS WEST ALONG THE CENTERLINE OF A VACATED ALLEY A DISTANCE OF 383.96 FEET TO A POINT ON THE SOUTHEAST LINE OF LOT 75 IN RUSSWINCKEL’S ADDITION, FROM SAID POINT A MONUMENT IS FOUND 0.14 FEET WEST.

THENCE SOUTH 37 DEGREES, 16 MINUTES, 11 SECONDS WEST ALONG THE SOUTHEAST LINE OF LOT 75 A DISTANCE OF 8.00 FEET TO A POINT AT THE SOUTHEAST CORNER OF LOT 75.

Schedule 2.1.1

Owned Real Property

THENCE NORTH 52 DEGREES, 35 MINUTES, 53 SECONDS WEST ALONG THE SOUTHWEST LINE OF LOT 75 A DISTANCE OF 140.96 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET ON THE SOUTHEAST 50-FOOT RIGHT-OF-WAY OF THE FORMER TOLEDO BELT RAILROAD.

THENCE NORTH 33 DEGREES, 29 MINUTES, 53 SECONDS EAST ALONG THE SOUTHEAST 50-FOOT RIGHT-OF-WAY OF THE FORMER TOLEDO BELT RAILROAD A DISTANCE OF 895.31 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET AT A POINT OF CURVATURE.

THENCE TRAVERSING AN ARC TO THE LEFT ALONG THE SOUTHEAST 50-FOOT RIGHT-OF-WAY OF THE FORMER TOLEDO BELT RAILROAD, SAID ARC HAVING A CENTRAL ANGLE OF 16 DEGREES, 41 MINUTES, 53 SECONDS, A RADIUS OF 1959.85 FEET, AN ARC LENGTH OF 571.17 FEET, A TANGENT OF 287.62 FEET, A CHORD BEARING OF NORTH 25 DEGREES, 08 MINUTES, 57 SECONDS EAST AND A CHORD DISTANCE OF 569.15 FEET TO A 1/2 INCH GALVANIZED STEEL PIPE SET ON THE EAST LINE OF SECTION 7.

THENCE SOUTH 01 DEGREE, 23 MINUTES, 48 SECONDS EAST ALONG THE EAST LINE OF SECTION 7 A DISTANCE OF 2403.16 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 703,556.90 SQUARE FEET OR 16.151 ACRES OF LAND. SUBJECT TO ALL EASEMENTS OF RECORD OR NOW IN USE.

ALL BEARINGS ARE BASED UPON AN ASSUMED MERIDIAN AND ARE FOR THE EXPRESS PURPOSE OF SHOWING ANGULAR MEASUREMENT.

ALL 1/2 INCH GALVANIZED STEEL PIPE SET BY LEWANDOWSKI ENGINEERS HAVE BEEN MARKED WITH A CAP BEARING THE COMPANY NAME AND P.S. NO. 7476. THE ABOVE DESCRIPTION IS BASED ON A FIELD SURVEY PERFORMED BY MATTHEW D. LEWANDOWSKI, STATE OF OHIO P.S. NO. 7476 ON NOVEMBER 9, 2001.

PRIOR DEED REFERENCES: VOLUME 364 PAGE 308 AND VOLUME 1588 PAGE 306

The above being the same property as described in that certain (i) survey prepared by Lewandowski Engineers and dated 1/12/11 and (ii) Title Commitment Issued by First American Title Insurance Company, with an effective date of July 30, 2010 and a Commitment Number of 1670490C, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

Schedule 2.1.1

Owned Real Property

3.	Tank Farm

Situated in the City of Oregon, County of Lucas, State of Ohio, and is described as follows:

PARCEL 1:

A PARCEL OF LAND, BOUNDED AND DESCRIBED, AS FOLLOWS:

COMMENCING IN THE NORTH LINE OF THE SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST IN LUCAS COUNTY AND STATE OF OHIO, AT A POINT 26.52 CHAINS WEST OF THE NORTHEAST CORNER OF SAID 1/4 SECTION; THENCE SOUTH ON A LINE PARALLEL WITH THE EAST LINE OF SAID 1/4 SECTION, 16.25 CHAINS TO THE INDIAN RESERVE LINE; THENCE SOUTHEASTERLY ON THE INDIAN RESERVE LINE TO A POINT 25 CHAINS SOUTH (DIRECT) FROM THE NORTH LINE OF SAID 1/4 SECTION; THENCE WEST ON A LINE PARALLEL WITH THE SOUTH LINE OF SAID 1/4 SECTION, 18.95 CHAINS TO THE WEST LINE OF SAID 1/4 SECTION; THENCE NORTH ON THE WEST LINE OF SAID 1/4 SECTION, 22.31 CHAINS TO THE CENTER OF THE PUBLIC HIGHWAY; THENCE NORTHEASTERLY ON THE CENTER LINE OF SAID PUBLIC HIGHWAY 7.06 CHAINS TO THE INTERSECTION OF SAME WITH THE INDIAN RESERVE LINE AND THE NORTH LINE OF SAID 1/4 SECTION; THENCE EAST ON THE NORTH LINE OF SAID 1/4 SECTION 7.60 CHAINS TO THE PLACE OF COMMENCEMENT; CONTAINING 37.179 ACRES OF LAND. SUBJECT TO AN EASEMENT OVER THE WESTERLY 50 FEET THEREOF, GRANTED TO THE TOLEDO EDISON COMPANY.

PRIOR DEED - VOLUME 765, PAGE 144

PART OF PARCEL NO. 44-21751

PARCEL 2:

THAT PART OF THE SOUTHEAST FRACTIONAL 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING IN THE NORTH LINE OF SAID SOUTHEAST 1/4 SECTION AT A POINT 26.52 CHAINS WEST OF THE NORTHEAST CORNER OF SAID 1/4 SECTION; THENCE SOUTH ON A LINE PARALLEL WITH THE EAST LINE OF SAID 1/4 SECTION 16.25 CHAINS TO THE INDIAN RESERVE LINE; THENCE EAST ON A LINE PARALLEL WITH THE NORTH LINE OF SAID 1/4 SECTION, 6.185 CHAINS; THENCE NORTH ON A LINE PARALLEL WITH THE EAST LINE OF SAID 1/4 SECTION TO THE NORTH LINE OF SAID 1/4 SECTION; THENCE WEST ON THE NORTH LINE OF SAID 1/4 SECTION, TO THE PLACE OF BEGINNING, CONTAINING 10.05 ACRES, MORE OR LESS.

PRIOR DEED - VOLUME 781, PAGE 307; VOLUME 782, PAGE 599 AND 601

PART OF PARCEL NO. 44-21751

Schedule 2.1.1

Owned Real Property

PARCEL 3:

THAT PART OF THE SOUTHEAST FRACTIONAL 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE INDIAN RESERVE LINE, WHERE SAID LINE INTERSECTS A LINE PARALLEL WITH THE NORTH LINE OF SAID 1/4 SECTION, WHICH POINT IS 16.25 CHAINS (OR 1072.5 FEET) SOUTH OF SAID NORTH LINE OF SAID 1/4 SECTION; THENCE EAST ON SAID LINE PARALLEL WITH THE NORTH LINE OF SAID 1/4 SECTION 6.185 CHAINS (OR 408.21 FEET); THENCE SOUTH ON A LINE PARALLEL WITH THE EAST LINE OF SAID 1/4 SECTION 577.5 FEET TO A POINT 25 CHAINS (OR 1650 FEET) DIRECT FROM SAID NORTH LINE OF SAID 1/4 SECTION; THENCE WEST ON A LINE PARALLEL WITH SAID NORTH LINE OF SAID 1/4 SECTION 115.97 FEET TO SAID INDIAN RESERVE LINE; THENCE NORTHWESTERLY ALONG SAID INDIAN RESERVE LINE 654.75 FEET TO THE PLACE OF BEGINNING, BEING 3.64 ACRES MORE OR LESS.

PRIOR DEED - VOLUME 782, PAGE 238 AND 240

PART OF PARCEL NO. 44-21751

PARCEL 4:

THE SOUTH 1/2 IN QUANTITY OF THE SOUTHEAST FRACTIONAL 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, LYING EAST OF THE INDIAN RESERVE LINE, CONTAINING 50 ACRES OF LAND MORE OR LESS; SITUATE IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO; EXCEPTING THEREFROM, HOWEVER, THAT PART THEREOF BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE INDIAN RESERVE LINE, WHERE SAID LINE INTERSECTS A LINE PARALLEL WITH THE NORTH LINE OF SAID 1/4 SECTION, WHICH POINT IS 16.25 CHAINS (OR 1072.05 FEET) SOUTH OF SAID NORTH LINE OF SAID 1/4 SECTION; THENCE EAST ON SAID LINE PARALLEL WITH THE NORTH LINE OF SAID 1/4 SECTION 6.185 CHAINS (OR 408.21 FEET); THENCE SOUTH ON A LINE PARALLEL WITH THE EAST LINE OF SAID 1/4 SECTION, 577.5 FEET TO A POINT 25 CHAINS (OR 1650 FEET) DIRECT FROM SAID NORTH LINE OF SAID 1/4 SECTION; THENCE WEST ON A LINE PARALLEL WITH SAID NORTH LINE OF SAID 1/4 SECTION, 115.97 FEET TO SAID INDIAN RESERVE LINE; THENCE NORTHWESTERLY ALONG SAID INDIAN RESERVE LINE 654.75 FEET TO THE PLACE OF BEGINNING.

Schedule 2.1.1

Owned Real Property

FURTHER EXCEPTING THEREFROM THE FOLLOWING:

BEING PART OF THE SOUTHEAST 1/4 OF SECTION 8 IN TOWN 10 SOUTH, RANGE 8 EAST, IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT A 1” IRON BAR MONUMENT FOUND AT THE INTERSECTION OF THE CENTERLINES OF WHEELING STREET, SO CALLED, AND BROWN ROAD, SO CALLED. SAID MONUMENT ALSO BEING THE TRUE POINT OF BEGINNING.

THENCE NORTH 84 DEGREES, 02 MINUTES, 38 SECONDS WEST ALONG THE CENTERLINE OF BROWN ROAD, A DISTANCE OF 308.05 FEET TO A POINT.

THENCE NORTH 01 DEGREE 36 MINUTES 37 SECONDS WEST, PASSING AN IRON BAR MONUMENT AT 30.26 FEET, AN OVERALL DISTANCE OF 172.37 FEET TO AN IRON BAR MONUMENT.

THENCE NORTH 88 DEGREES 21 MINUTES 02 SECONDS EAST, A DISTANCE OF 34.92 FEET TO AN IRON BAR MONUMENT.

THENCE NORTH 01 DEGREE 48 MINUTES 02 SECONDS WEST, A DISTANCE OF 25.14 FEET TO AN IRON BAR MONUMENT.

THENCE NORTH 88 DEGREES 19 MINUTES 29 SECONDS EAST, A DISTANCE OF 29.79 FEET TO AN IRON BAR MONUMENT.

THENCE NORTH 01 DEGREE 34 MINUTES 12 SECONDS WEST, A DISTANCE OF 120.82 FEET TO AN IRON BAR MONUMENT.

THENCE NORTH 88 DEGREES 17 MINUTES 49 SECONDS EAST, PASSING AN IRON BAR MONUMENT AT 210.23 FEET, AN OVERALL DISTANCE OF 240.23 FEET TO A POINT ON THE CENTERLINE OF WHEELING STREET.

THENCE SOUTH 01 DEGREE 40 MINUTES 41 SECONDS EAST ALONG THE CENTERLINE OF WHEELING STREET, A DISTANCE OF 359.34 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 94,696.80 SQUARE FEET OR 2.174 ACRES OF LAND, OF WHICH 19,052.53 SQUARE FEET OR 0.437 ACRES OF LAND ARE WITHIN THE PUBLIC ROAD RIGHT-OF-WAY. BEARINGS USED HEREIN ARE BASED UPON AN ASSUMED MERIDIAN AND ARE INTENDED TO INDICATE ANGULAR MEASUREMENT ONLY. THIS LEGAL DESCRIPTION IS BASED UPON A FIELD SURVEY PREPARED BY LEWANDOWSKI ENGINEERS ON NOVEMBER 15, 2010.

PRIOR DEED - VOLUME 955, PAGE 558

PART OF PARCEL NO. 44-21751

Schedule 2.1.1

Owned Real Property

PARCEL 5:

THAT PART OF THE SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, LYING EASTERLY OF THE INDIAN RESERVE LINE, IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION 8; THENCE WESTERLY ALONG THE EAST AND WEST CENTER LINE OF SAID SECTION 8, A DISTANCE OF 20.335 CHAINS; THENCE SOUTHERLY ALONG A LINE DRAWN PARALLEL TO THE EAST LINE OF SAID SECTION 8, A DISTANCE OF 16.25 CHAINS; THENCE EASTERLY, ALONG A LINE DRAWN PARALLEL TO THE EAST AND WEST CENTER LINE OF SAID SECTION 8, A DISTANCE OF 20.335 CHAINS TO A POINT IN THE EAST LINE OF SAID SECTION 8, WHICH IS 16.25 CHAINS SOUTHERLY OF THE POINT OF BEGINNING; THENCE NORTHERLY ALONG THE EAST LINE OF SAID SECTION 8, A DISTANCE OF 16.25 CHAINS TO THE POINT OF BEGINNING.

PRIOR DEED - VOLUME 983, PAGE 555

PART OF PARCEL NO. 44-21751

PARCEL 6:

LOTS NUMBERED 31 TO 45, BOTH INCLUSIVE, 71 TO 84, BOTH INCLUSIVE, 109 TO 132, BOTH INCLUSIVE, IN EASTERN PLAINS, A SUBDIVISION IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO.

PRIOR DEED - VOLUME 1004, PAGE 116

PART OF PARCEL NO. 44-21751

EXCEPTING THEREFROM THE FOLLOWING:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS, STATE OF OHIO, VIZ:

THAT PART OF SOUTHWEST 1/4 OF SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, CITY OF OREGON FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE MOST NORTHERLY CORNER OF LOT 70 IN EASTERN PLAINS AND THE SOUTHWESTERLY LINE OF PIEPER DRIVE; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERLY LINE OF LOT 70 119.49 FEET MORE OR LESS TO A POINT IN THE NORTHWESTERLY CORNER OF LOT 70; THENCE NORTHWESTERLY ALONG THE REAR LOT LINES OF LOTS 48, 47 AND 46 IN EASTERN PLAINS 130 FEET MORE OR LESS TO A POINT IN THE SOUTH LINE OF DIKE DRIVE; THENCE EASTERLY ALONG THE SOUTH LINE OF DIKE DRIVE 160 FEET MORE OR LESS TO THE POINT OF INTERSECTION OF THE SOUTH LINE OF DIKE DRIVE AND THE SOUTHWESTERLY LINE OF PIEPER DRIVE; THENCE SOUTHEASTERLY ALONG THE SOUTHWESTERLY LINE OF PIEPER DRIVE 38 FEET MORE OR LESS TO THE POINT OF BEGINNING. (SAID PROPERTY BEING ALL OF THOSE PORTIONS OF THE VACATED LOTS #71, 72 AND 73 LYING SOUTH OF THE SOUTH LINE OF DIKE DRIVE IN EASTERN PLAINS).

Schedule 2.1.1

Owned Real Property

FURTHER EXCEPTING THEREFROM THE FOLLOWING:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS, STATE OF OHIO, VIZ:

THAT PART OF SOUTHWEST 1/4 OF SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHWESTERLY CORNER OF LOT 46 IN EASTERN PLAINS AND THE NORTHEASTERLY LINE OF RESWICK DRIVE; THENCE NORTHEASTERLY ALONG THE NORTHWESTERLY LINE OF LOT 46 119 FEET MORE OR LESS TO A POINT IN THE SOUTH LINE OF DIKE DRIVE; THENCE WESTERLY ALONG THE SOUTH LINE OF DIKE DRIVE 160 FEET MORE OR LESS TO THE POINT OF INTERSECTION OF THE SOUTH LINE OF DIKE DRIVE AND THE NORTHEASTERLY LINE OF RESWICK DRIVE; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF RESWICK DRIVE 110 FEET MORE OR LESS TO THE POINT OF BEGINNING. (SAID PROPERTY BEING ALL OF THOSE PORTIONS OF THE VACATED LOTS 43, 44 AND 45 LYING SOUTH OF THE SOUTH LINE OF DIKE DRIVE IN EASTERN PLAINS.

AND FURTHER EXCEPTING THEREFROM THE FOLLOWING:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS, STATE OF OHIO, VIZ:

THAT PART OF SOUTHWEST 1/4 OF SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHWESTERLY CORNER OF LOT 85 IN EASTERN PLAINS AND THE NORTHEASTERLY LINE OF PIEPER DRIVE; THENCE NORTHEASTERLY ALONG THE NORTHWESTERLY LINE OF LOT 85 125 FEET MORE OR LESS TO THE MOST NORTHERLY CORNER OF LOT 85; THENCE NORTHWESTERLY ALONG THE NORTHEASTERLY LINE OF LOT 85 EXTENDED 18 FEET MORE OR LESS TO A POINT IN THE SOUTH LINE OF DIKE DRIVE; THENCE WESTERLY ALONG THE SOUTH LINE OF DIKE DRIVE 160 FEET MORE OR LESS TO THE POINT OF INTERSECTION OF THE SOUTH LINE OF DIKE DRIVE AND THE NORTHEASTERLY LINE OF PIEPER DRIVE; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LINE OF PIEPER DRIVE 110 FEET MORE OR LESS TO THE POINT OF BEGINNING. (SAID PROPERTY BEING ALL OF THOSE PORTIONS OF THE VACATED LOTS 82, 83 AND 84 LYING SOUTH OF THE SOUTH LINE OF DIKE DRIVE IN EASTERN PLAINS.)

Schedule 2.1.1

Owned Real Property

AND FURTHER EXCEPTING THEREFROM THE FOLLOWING:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS, STATE OF OHIO, VIZ:

THAT PART OF SOUTHWEST 1/4 OF SOUTHEAST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTH LINE OF DIKE DRIVE AND THE NORTHWESTERLY LINE OF LOT NUMBER 108 IN EASTERN PLAINS; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERLY LINE OF LOT 108 127 FEET MORE OR LESS TO A POINT IN THE NORTHWESTERLY CORNER OF LOT 108; THENCE NORTHWESTERLY ALONG THE REAR LOT LINES OF LOTS 86 AND 85 AND LOT 85 EXTENDED NORTHWESTERLY IN EASTERN PLAINS, 80 FEET MORE OR LESS TO A POINT IN THE SOUTH LINE OF DIKE DRIVE; THENCE EASTERLY ALONG THE SOUTH LINE OF DIKE DRIVE 155 FEET MORE OR LESS TO THE POINT OF BEGINNING. (SAID PROPERTY BEING ALL OF THOSE PORTIONS OF THE VACATED LOTS 109 AND 110 LYING SOUTH OF THE SOUTH LINE OF DIKE DRIVE IN EASTERN PLAINS.)

AND FURTHER EXCEPTING THEREFROM THE FOLLOWING:

A STRIP OF LAND 30 FEET WIDE LYING 15 FEET ON EACH SIDE OF A CENTER LINE WHICH IS 15 FEET NORTHERLY FROM THE NORTHERLY CORNER OF LOT NUMBER 46 OF EASTERN PLAINS SUBDIVISION AND WHICH RUNS PARALLEL TO AND AT A DISTANCE OF APPROXIMATELY 220.80 FEET FROM THE ORIGINAL NORTHERLY PROPERTY LINE OF EASTERN PLAINS SUBDIVISION - SAID STRIP RUNNING FROM RESWICK DRIVE TO PIEPER DRIVE, HAVING A CENTER LINE DISTANCE OF APPROXIMATELY 321.67 FEET; AND ALSO FROM PIEPER DRIVE TO GROLL DRIVE, HAVING A CENTER LINE DISTANCE OF APPROXIMATELY 317.38 FEET - ALL LOCATED IN THE SOUTH 1/2 OF THE SOUTHEAST FRACTION OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST (WEST OF THE INDIAN RESERVE LINE), IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, AND LYING IN THE LANDS VACATED IN EASTERN PLAINS SUBDIVISION UNDER PROCEEDINGS RECORDED IN VOLUME 1007, PAGE 409, APRIL 6, 1940.

SAID 30 FOOT STRIP OF LAND SHALL HEREAFTER BE KNOWN AS DIKE DRIVE.

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of July 30, 2010 and a Commitment Number of 1670490E, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

Schedule 2.1.1

Owned Real Property

4.	No. 2 Storehouse

Situated in the City of Oregon, County of Lucas, State of Ohio, and is described as follows:

PARCEL 1:

SITUATE IN THE COUNTY OF LUCAS, STATE OF OHIO, VIZ:

THAT PART OF LOTS 1 AND 2 OF THE SUBDIVISION OF THE DANIEL BLANDIN FARM AND LOTS 1 TO 11 BOTH INCLUSIVE AND THE ALLEY LYING SOUTH OF AND ADJACENT TO SAID LOTS 1 TO 11 IN MAGINNIS PLAT, NOW VACATED, AND THAT PART OF BLANDON AVENUE, NOW VACATED, AND THAT PART OF THE SOUTHWEST 1/4 OF SECTION 8 TOWN 10 SOUTH, RANGE 8 EAST, ALL SITUATED IN THE CITY OF OREGON, FORMERLY OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE MONUMENT AT THE INTERSECTION OF THE EAST LINE OF THE RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY AND THE SOUTHWESTERLY LINE OF WOODVILLE STREET, AND RUNNING THENCE SOUTH 47° 54’ EAST ALONG THE SOUTHWESTERLY LINE OF WOODVILLE STREET A DISTANCE OF 397.86 FEET TO A POINT, THENCE SOUTH 42° 06’ WEST AT RIGHT ANGLES TO WOODVILLE STREET A DISTANCE OF 102.20 FEET TO A POINT, THENCE SOUTH 47° 54’ EAST ON A LINE THAT IS PARALLEL TO THE SOUTHWESTERLY LINE OF WOODVILLE STREET A DISTANCE OF 141.57 FEET TO THE NORTH LINE OF BLANDON AVENUE, NOW VACATED, THENCE NORTH 89° 21’ EAST ALONG THE NORTH LINE OF SAID BLANDON AVENUE A DISTANCE OF 108.28 FEET TO A POINT THAT IS 440.0 FEET DISTANT FROM THE EAST LINE OF RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY, THENCE DUE SOUTH ON A LINE THAT IS PARALLEL WITH THE EAST LINE OF THE RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY, A DISTANCE OF 186.0 FEET TO A POINT, THENCE NORTH 89° 21’ EAST ON A LINE THAT IS PARALLEL WITH THE NORTH LINE OF SAID BLANDON AVENUE A DISTANCE OF 16.0 FEET TO A POINT, THENCE DUE SOUTH ON A LINE THAT IS PARALLEL WITH AND 456.0 FEET DISTANT, FROM THE EAST LINE OF THE RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY A DISTANCE OF 601.00 FEET TO THE SOUTH LINE OF THE NORTH 1/2 OF LOT 2 OF THE SUBDIVISION OF THE DANIEL BLANDIN FARM, THENCE SOUTH 66° 26’ WEST, ALONG THE SOUTH LINE OF THE NORTH 1/2 OF LOT 2 OF THE SUBDIVISION OF THE DANIEL BLANDIN FARM A DISTANCE OF 497.49 FEET TO THE EAST LINE OF THE RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY, THENCE DUE NORTH ALONG THE EAST LINE OF THE RIGHT OF WAY OF THE BAY TERMINAL RAILROAD COMPANY, A DISTANCE OF 1421.98 FEET TO THE PLACE OF BEGINNING.

PRIOR DEED REF. VOLUME 1454, PAGE 260

PARCEL NO. :44-22681

Schedule 2.1.1

Owned Real Property

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of July 30, 2010 and a Commitment Number of 1670490D, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

5.	Hocking Valley Dock (Dock Tank Farm)]

Situated in the City of Toledo, County of Lucas, State of Ohio, and is described as follows:

Being Part of the Northwest Quarter of Section 32, Town 9 South, Range 8 East, in the City of Toledo, Lucas County, Ohio.

Commencing at an iron bar monument found at the intersection of the centerlines of Front Street, so called and Consaul Street, so called.

Thence North 43 degrees, 21 minutes, 37 seconds East along the centerline of Front Street, a distance of 182.30 feet to a point.

Thence North 68 degrees, 24 minutes, 10 seconds West, a distance of 61.94 feet to a  1/2” galvanized steel pipe set on the Northwesterly right-of-way of Front Street, said point also being the true point of beginning.

Thence continuing North 68 degrees, 24 minutes, 10 seconds West, a distance of 123.58 feet to a point.

Thence South 43 degrees, 21 minutes, 37 seconds West, a distance of 150.00 feet to an iron bar found on the Northerly right-of-way of Consaul Street.

Thence North 68 degrees, 24 minutes, 10 seconds West along the Northerly right-of-way of Consaul Street, passing an iron bar monument found at 211.83 feet, an overall distance of 219.24 feet to point on the Northerly right-of-way of Consaul Street.

Thence North 51 degrees, 09 minutes, 27 seconds West along the Northerly right-of-way of Consaul Street, a distance of 857.54 feet to a point on the Northerly line of land as conveyed to the City of Toledo by Lucas County Deed Volume 980, Page 36.

Thence North 42 degrees, 26 minutes, 03 seconds West along the Northerly line of land as conveyed to the City of Toledo, a distance of 36.25 feet to a point on the Maumee River Harbor Line.

Thence North 47 degrees, 33 minutes, 57 seconds East along the Maumee River Harbor Line, a distance of 1,794.78 feet to a point.

Thence South 46 degrees, 38 minutes, 23 seconds East, a distance of 195.80 feet to a point. From said point an iron bar can be found 0.05 feet North.

Schedule 2.1.1

Owned Real Property

Thence South 43 degrees, 21 minutes, 27 seconds West, a distance of 269.47 feet to a found iron bar monument.

Thence South 46 degrees, 36 minutes, 15 seconds East, a distance of 883.54 feet to a point on the Northwesterly right-of-way of Front Street. From said point an iron bar can be found 0.09 feet North and 0.10 feet West.

Thence South 43 degrees, 21 minutes, 37 seconds West along the Northwesterly right-of-way of Front Street, a distance of 1,156.77 feet to the true point of beginning.

Containing 1,726,221.94 square feet or 39.629 acres of land. Bearings used herein are based upon an assumed meridian and are intended to indicate angular measurement only. All 1/2” galvanized steel pipe set are capped with the company name and PLS No. 7476. This legal description is based upon a field survey prepared by Lewandowski Engineers on January 7, 2011.

Parcel No. 18-65631

Prior deed - Vol. 1326, Pg. 510

The above being the same property as described in that certain (i) survey prepared by Lewandowski Engineering dated 1/7/11 and (ii) Title Commitment Issued by First American Title Insurance Company, with an effective date of October 15, 2010 and a Commitment Number of 1670490F, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

6.	Hocking Valley Dock (Dock Facility)

Situated in the City of Toledo, County of Lucas, State of Ohio, and is described as follows:

SITUATED IN THE CITY OF TOLEDO, COUNTY OF LUCAS, STATE OF OHIO, AND IS DESCRIBED AS FOLLOWS:

BEING PART OF LOTS 1, 10 & 11 IN HONES SUBDIVISION AND PART OF THE NORTHWEST QUARTER OF SECTION 32, TOWN 9 SOUTH, RANGE 8 EAST, AND PART OF THE EAST HALF OF SECTION 31, TOWN 9 SOUTH, RANGE 8 EAST IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

COMMENCING AT AN IRON BAR MONUMENT FOUND AT THE INTERSECTION OF THE CENTERLINES OF FRONT STREET, SO CALLED AND CONSAUL STREET, SO CALLED.

Schedule 2.1.1

Owned Real Property

THENCE NORTH 68 DEGREES, 24 MINUTES, 10 SECONDS WEST, ALONG THE CENTERLINE OF CONSAUL STREET AND ITS WESTERLY PROLONGATION, A DISTANCE OF 498.54 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT-OF-WAY OF CONSAUL STREET.

THENCE SOUTH 51 DEGREES, 09 MINUTES, 27 SECONDS EAST, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY OF CONSAUL STREET, A DISTANCE OF 22.07 FEET TO THE CORNER POST OF A 6’ HIGH CHAINLINK FENCE. SAID LINE BEING THE NORTHERLY LINE OF A PARCEL OF LAND AS CONVEYED TO THE STATE OF OHIO BY LUCAS COUNTY DEED 03-0034-D11. SAID POINT ALSO BEING THE TRUE POINT OF BEGINNING.

THE FOLLOWING 6 COURSES ARE COINCIDENT WITH THE NORTHERLY AND WESTERLY LINES OF LAND AS CONVEYED TO THE STATE OF OHIO.

THENCE SOUTH 55 DEGREES, 53 MINUTES, 09 SECONDS WEST, A DISTANCE OF 619.63 FEET TO A POINT.

THENCE SOUTH 51 DEGREES, 17 MINUTES, 43 SECONDS EAST, A DISTANCE OF 39.86 FEET TO A POINT.

THENCE NORTH 62 DEGREES, 10 MINUTES, 12 SECONDS EAST, A DISTANCE OF 80.03 FEET TO A POINT.

THENCE SOUTH 28 DEGREES, 12 MINUTES, 50 SECONDS EAST, A DISTANCE OF 128.75 FEET TO A POINT.

THENCE SOUTH 61 DEGREES, 25 MINUTES, 48 SECONDS WEST, A DISTANCE OF 118.74 FEET TO A POINT.

THENCE SOUTH 27 DEGREES, 18 MINUTES, 56 SECONDS EAST, A DISTANCE OF 88.34 FEET TO A 1/2” GALVANIZED STEEL PIPE SET ON THE NORTHERLY RIGHT-OF-WAY OF FRONT STREET AS CONVEYED TO THE CITY OF TOLEDO BY LUCAS COUNTY DEED 88-308B04.

THENCE SOUTH 54 DEGREES, 55 MINUTES, 13 SECONDS WEST, ALONG THE NORTHERLY RIGHT-OF-WAY OF FRONT STREET AS CONVEYED TO THE CITY OF TOLEDO, A DISTANCE OF 36.21 FEET TO A 1/2” GALVANIZED STEEL PIPE SET ON THE NORTHERLY RIGHT-OF-WAY OF FRONT STREET.

THENCE SOUTH 62 DEGREES, 02 MINUTES, 43 SECONDS WEST, ALONG THE NORTHERLY RIGHT-OF-WAY OF FRONT STREET, A DISTANCE OF 583.73 FEET TO A 1/2 ” GALVANIZED STEEL PIPE SET ON THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280.

Schedule 2.1.1

Owned Real Property

THENCE SOUTH 85 DEGREES, 13 MINUTES, 48 SECONDS WEST, ALONG THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280, DISTANCE OF 241.32 FEET TO A 1/2” GALVANIZED STEEL PIPE SET.

THENCE NORTH 41 DEGREES, 44 MINUTES, 09 SECONDS WEST, ALONG THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280, A DISTANCE OF 145.89 FEET TO AN IRON PIPE FOUND.

THENCE SOUTH 80 DEGREES, 09 MINUTES, 51 SECONDS WEST, ALONG THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280, A DISTANCE OF 67.15 FEET TO A 1/2” GALVANIZED STEEL PIPE SET.

THENCE NORTH 28 DEGREES, 35 MINUTES, 39 SECONDS WEST, ALONG THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280, A DISTANCE OF 249.73 FEET TO AN IRON PIPE FOUND.

THENCE CONTINUING NORTH 28 DEGREES, 35 MINUTES, 39 SECONDS WEST, ALONG THE LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 280, AND PASSING A DRILL HOLE SET IN A CONCRETE PAD AT 433.19 FEET, AN OVERALL DISTANCE OF 463.29 FEET TO A POINT ON THE MAUMEE RIVER HARBOR LINE.

THENCE NORTH 56 DEGREES, 33 MINUTES, 11 SECONDS EAST, ALONG THE MAUMEE RIVER HARBOR LINE, A DISTANCE OF 1,261.89 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF A PARCEL OF LAND AS CONVEYED TO THE CITY OF TOLEDO BY LUCAS COUNTY DEED VOLUME 980, PAGE 36 AND SAID POINT ALSO BEING DESIGNATED AS “ASH-EAST” BY THE UNITED STATES ARMY CORPS OF ENGINEERS.

THENCE SOUTH 51 DEGREES, 09 MINUTES, 27 SECONDS EAST, ALONG THE SOUTHWESTERLY LINE LAND AS CONVEYED TO THE CITY OF TOLEDO, A DISTANCE OF 456.93 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF A PARCEL OF LAND AS CONVEYED TO NATIONAL MALLEABLE STEEL AND CASTINGS COMPANY BY LUCAS COUNTY DEED VOLUME 658, PAGE 252.

THENCE SOUTH 42 DEGREES, 26 MINUTES, 03 SECONDS EAST, ALONG THE SOUTHWESTERLY LINE OF LAND AS CONVEYED TO NATIONAL MALLEABLE STEEL AND CASTINGS COMPANY, A DISTANCE OF 233.71 FEET TO A POINT ON THE WESTERLY PROLONGATION OF THE CENTERLINE OF CONSAUL STREET.

THENCE SOUTH 68 DEGREES, 24 MINUTES, 10 SECONDS EAST, ALONG THE WESTERLY PROLONGATION OF THE CENTERLINE OF CONSAUL STREET AND BEING THE SOUTHWESTERLY LINE OF LAND AS CONVEYED TO NATIONAL MALLEABLE STEEL AND CASTINGS COMPANY, A DISTANCE OF 129.68 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT-OF-WAY OF CONSAUL STREET.

Schedule 2.1.1

Owned Real Property

THENCE SOUTH 51 DEGREES, 09 MINUTES, 27 SECONDS EAST, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY OF CONSAUL STREET, A DISTANCE OF 22.07 FEET TO THE TRUE POINT OF BEGINNING.

CONTAINING 1,315,616.23 SQUARE FEET OR 30.202 ACRES OF LAND. BEARINGS USED HEREIN ARE BASED UPON AN ASSUMED MERIDIAN AND ARE INTENDED TO INDICATE ANGULAR MEASUREMENT ONLY. ALL 1/2” GALVANIZED STEEL PIPE SET ARE CAPPED WITH THE COMPANY NAME AND PLS NO. 7476. THIS LEGAL DESCRIPTION IS BASED UPON A FIELD SURVEY PREPARED BY LEWANDOWSKI ENGINEERS ON JANUARY 7, 2011.

PARCEL NO. 18-65572; 18-63887; 18-63864 AND 18-63911

PRIOR DEED - 78-687C04; RE-RECORDED 79-190A01

PARCEL 2

A PARCEL OF LAND BEING PART OF LOT 13 IN “HONE’S SUBDIVISION”, AND PART OF LOTS 18, 19 AND 21 IN “WILSON ADDITION”, IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO, SAID PARCEL OF LAND BEING BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE CENTERLINE OF FRONT STREET WITH THE CENTERLINE OF CONSAUL STREET; THENCE IN A SOUTHWESTERLY DIRECTION ALONG THE SAID CENTERLINE OF FRONT STREET, HAVING AN ASSUMED BEARING OF S 63° 07’ 03’ W A MEASURED DISTANCE OF 1111.13 FEET AND A RECORD DISTANCE OF 1111.30 FEET TO THE INTERSECTION OF A LINE AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS; THENCE S 26° 52’ 57” E, ALONG SAID LINE AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS, A DISTANCE OF 33.00 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF SAID FRONT STREET; THENCE S 26° 35’ 16” E ALONG SAID LINE AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS, A DISTANCE OF 100.00 FEET TO THE INTERSECTION OF THE SOUTHEASTERLY RIGHT OF WAY LINE OF I-280, AS DESCRIBED IN VOLUME 1545, PAGE 121, LUCAS COUNTY DEED RECORDS; THENCE S 36° 26’ 43” W ALONG SAID SOUTHEASTERLY RIGHT OF WAY LINE OF I-280, AS DESCRIBED IN VOLUME 1545, PAGE 121, LUCAS COUNTY DEED RECORDS, A MEASURED DISTANCE OF 171.16 FEET AND A RECORD DISTANCE OF 171.06 FEET TO THE INTERSECTION OF THE SOUTHWESTERLY LINE OF PROPERTY OWNED BY THE HARVARD LUMBER COMPANY, AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS, SAID INTERSECTION ALSO BEING THE POINT OF BEGINNING; THENCE S 26° 35’ 16” E ALONG SAID SOUTHWESTERLY LINE OF PROPERTY OWNED BY THE HARVARD LUMBER COMPANY, AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS, A MEASURED DISTANCE OF 1253.47 FEET, AND A RECORD DISTANCE OF 1258.47 FEET TO THE INTERSECTION OF THE

Schedule 2.1.1

Owned Real Property

SOUTHEASTERLY LINE OF SAID PROPERTY OWNED BY THE HARVARD LUMBER COMPANY, AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS; THENCE N 64° 18’ 24” E ALONG SAID SOUTHEASTERLY LINE OF PROPERTY OWNED BY THE HARVARD LUMBER COMPANY, AS DESCRIBED IN VOLUME 2610, PAGE 91, LUCAS COUNTY DEED RECORDS, A MEASURED AND RECORD DISTANCE OF 153.02 FEET TO THE INTERSECTION OF THE SOUTHWESTERLY LINE OF PROPERTY OWNED BY ASHLAND OIL COMPANY, AS DESCRIBED IN VOLUME 1598, PAGE 219, LUCAS COUNTY DEED RECORDS; THENCE S 26° 35’ 16” E ALONG SAID NORTHWESTERLY LINE OF PROPERTY OWNED BY ASHLAND OIL COMPANY AS DESCRIBED IN VOLUME 1598, PAGE 219, LUCAS COUNTY DEED RECORDS, A MEASURED AND RECORD DISTANCE OF 390.55 FEET TO THE INTERSECTION OF THE NORTHWESTERLY RIGHT OF WAY LINE OF THE WHEELING AND LAKE ERIE RAILROAD; THENCE S 62° 44’ 59” W ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE WHEELING AND LAKE ERIE RAILROAD, A MEASURED AND RECORD DISTANCE OF 276.55 FEET TO THE INTERSECTION OF THE NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS, SAID INTERSECTION ALSO BEING A RECORD DISTANCE OF 200.45 FEET NORTHEASTERLY OF THE CENTERLINE OF CROGHAN STREET, AS MEASURED ALONG THE SAID NORTHWESTERLY RIGHT OF WAY LINE OF THE WHEELING AND LAKE ERIE RAILROAD; THENCE N 26° 50’ 26” W ALONG SAID NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS, A MEASURED DISTANCE OF 846.93 FEET AND A RECORD DISTANCE OF 847.11 FEET TO AN ANGLE POINT IN THE SAID NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS; THENCE N 36° 40’ 47” W, ALONG SAID NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS, A MEASURED AND RECORD DISTANCE OF 312.44 FEET TO AN ANGLE POINT IN THE SAID NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS; THENCE N 30° 15’ 24” W ALONG SAID NORTHEASTERLY LINE OF PROPERTY OWNED BY CITIES SERVICE OIL COMPANY, AS DESCRIBED IN VOLUME 1575, PAGE 224, LUCAS COUNTY DEED RECORDS, A MEASURED AND RECORD DISTANCE OF 303.79 FEET TO THE INTERSECTION OF THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF I-280, AS DESCRIBED IN VOLUME 1545, PAGE 121, LUCAS COUNTY DEED RECORDS; THENCE N 19° 48’ 06” E ALONG SAID SOUTHEASTERLY RIGHT OF WAY LINE OF I-280, AS DESCRIBED IN VOLUME 1545, PAGE 121, LUCAS COUNTY DEED RECORDS, A DISTANCE OF 278.24 FEET TO THE POINT OF BEGINNING, CONTAINING 291215 SQUARE FEET, OR 6.685 ACRES OF LAND, MORE OR LESS.

PARCEL NO. 07-38214

PRIOR DEED - 78-687C04; RE-RECORDED 79-190A01

Schedule 2.1.1

Owned Real Property

The above being the same property as described in that certain (i) survey prepared by Lewandoski Engineering and dated 1/7/11 and (ii) Title Commitment Issued by First American Title Insurance Company, with an effective date of October 15, 2010 and a Commitment Number of 1670490G, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

7.	Pipeline Link (between main refinery site and tank farm)

Situated in the City of Oregon, County of Lucas, State of Ohio, and is described as follows:

PARCEL 1:

THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 8, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON CITY, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF LOT NUMBER 105 IN KETCHAM’S LITTLE FARMS, AN ADDITION IN OREGON CITY, LUCAS COUNTY, OHIO; ON THE NORTHWEST BY THE SOUTHEAST LINE OF PICKLE STREET; ON THE NORTHEAST BY A LINE WHICH RUNS SOUTHEASTWARDLY AT RIGHT ANGLES TO THE SOUTHEASTERLY LINE OF PICKLE STREET AND WHOSE POINT OF INTERSECTION WITH SAID STREET LINE LIES 467.1 FEET SOUTHWESTERLY FROM THE WEST LINE OF THE RIGHT OF WAY OF THE TOLEDO TERMINAL RAILROAD MEASURED ALONG THE SOUTHEASTERLY LINE OF PICKLE STREET; AND ON THE SOUTHWEST BY A LINE WHICH IS PARALLEL TO AND 100 FEET FROM THE NORTHEAST BOUNDARY LINE ABOVE DESCRIBED.

PRIOR DEED - VOLUME 1030, PAGE 27

PARCEL NO. 44-22607

PARCEL 2:

SITUATED IN THE CITY OF OREGON, COUNTY OF LUCAS AND STATE OF OHIO AND KNOWN AS BEING LOT NOS. 26, 27 AND 105 AND THE NORTH 80 FEET OF LOT NOS. 28, 29 AND 30 IN KETCHAM’S LITTLE FARMS AN ADDITION IN THE CITY OF OREGON, LUCAS COUNTY, OHIO.

PRIOR DEEDS - VOLUME 1018, PAGES 188, 190 AND 437; VOLUME 1897, PAGE 319

PARCEL NO.S. 44-65131; 44-65137; 44-65157

PARCEL 3:

THAT PART OF THE NORTHEAST QUARTER (1/4) OF THE SOUTHWEST QUARTER (1/4) OF SECTION EIGHT (8), TOWN TEN (10) SOUTH, RANGE EIGHT (8) EAST IN THE CITY OF OREGON, LUCAS COUNTY, OHIO, BOUNDED AND DESCRIBED AS FOLLOWS: ON THE SOUTH BY THE NORTH LINE OF LOT NUMBER ONE HUNDRED FIVE (105) IN KETCHAM’S LITTLE FARMS, AN ADDITION IN THE CITY OF OREGON,

Schedule 2.1.1

Owned Real Property

LUCAS COUNTY, OHIO: ON THE NORTHWEST BY THE SOUTHEAST LINE OF PICKLE STREET, ON THE NORTHEAST BY THE SOUTHWEST LINE OF A PARCEL OF LAND CONVEYED BY HARRY TIEDTKE TO MARY T. GILLET, BY DEED RECORDED IN VOLUME 352 OF DEEDS, PAGE 305, LUCAS COUNTY, OHIO RECORDS, AND ON THE SOUTHWEST BY A LINE PARALLEL WITH AND SEVENTY-ONE (71) FEET SOUTHWESTERLY OF SAID NORTHEASTERLY LINE HEREINBEFORE DESCRIBED.

THE NORTHEAST LINE OF THE PARCEL HEREBY CONVEYED BEING AT RIGHT ANGLES WITH PICKLE STREET, AND THREE HUNDRED NINETY SIX POINT ONE (396.1) FEET SOUTHWEST OF THE INTERSECTION WITH THE WEST LINE OF THE RIGHT OF WAY OF THE TOLEDO TERMINAL R. RY COMPANY AS MEASURED ALONG THE SOUTHEAST LINE OF SAID STREET.

PRIOR VOLUME 98-39C12

PARCEL NO. 44-22611

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of October 15, 2010 and a Commitment Number of 1670490H, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

8.	Railroad parcels

Situated in the City of Oregon, County of Lucas, State of Ohio, and is described as follows:

ALL THAT CERTAIN PIECE OR PARCEL OF LAND BEING PART OF THE SOUTHWEST 1/4 OF SECTION 8 AND PART OF FRACTIONAL SECTION 17, TOWN 10 SOUTH, RANGE 8 EAST, SITUATE IN THE CITY OF OREGON, COUNTY OF LUCAS AND STATE OF OHIO BEING MORE PARTICULARLY BOUNDED AND DESCRIBED ACCORDING TO A PLAT OF SURVEY PREPARED BY LEONARD MASON JR., OHIO L.S. NO. 5416 OF G. M. BARTON SURVEY CO., SURVEY NO. 378-82 DATED AUGUST 1982 REVISED TO NOVEMBER 19, 1982 AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHWESTERLY LINE OF WOODVILLE ROAD (60 FEET WIDE) AND THE WEST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 8; THENCE SOUTH 00° 30’ 51” EAST ALONG THE WEST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 8, AND ALSO BEING ALONG THE WEST LINE OF A 50.00 FOOT STRIP OF LAND THAT WAS FORMERLY OWNED BY THE BAY TERMINAL RAILROAD COMPANY, A DISTANCE OF 2510.24 FEET, MORE OR LESS, TO THE SOUTHWEST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 8, ALSO BEING THE CENTERLINE OF OAKDALE AVENUE (60.00 FEET WIDE); THENCE SOUTH 00° 28’ 01” EAST ALONG THE WEST LINE OF SAID FRACTIONAL SECTION 17, AND ALSO BEING ALONG THE WESTERLY LINE OF SAID 50.00 FOOT STRIP OF

Schedule 2.1.1

Owned Real Property

LAND FORMERLY OWNED BY THE BAY TERMINAL RAILROAD COMPANY, A DISTANCE OF 1207.08 FEET TO A FOUND CONCRETE MONUMENT AT A POINT OF CURVE; THENCE SOUTHEASTERLY ALONG A CIRCULAR CURVE TO THE LEFT, OR EAST, HAVING A RADIUS OF 435.30 FEET FOR AN ARC DISTANCE OF 67.47 FEET TO A MONUMENT ON A LINE THAT IS 90.00 FEET BY RECTANGULAR MEASUREMENT NORTHEASTERLY OF THE CENTERLINE OF THE ORIGINAL SOUTHWESTERLY MAIN TRACK OF RAILROAD OF CONSOLIDATED RAIL CORPORATION (FORMERLY PENN CENTRAL TRANSPORTATION COMPANY) KNOWN AS THE MAIN LINE BUFFALO TO CHICAGO AND IDENTIFIED AS LINE CODE 3600 IN THE RECORDS OF THE UNITED STATES RAILWAY ASSOCIATION, SAID LAST DESCRIBED ARC FORMING AN INTERIOR ANGLE OF 08° 52’ 52”; THENCE SOUTH 46° 56’ 46” EAST ALONG SAID LINE THAT IS 90.00 FEET BY RECTANGULAR MEASUREMENT NORTHEASTERLY OF THE CENTERLINE OF THE ORIGINAL SOUTHWESTERLY MAIN TRACK OF SAID CONSOLIDATED RAIL CORPORATION, A DISTANCE OF 93.81 FEET TO A CONCRETE MONUMENT; THENCE NORTHWESTERLY ALONG A CIRCULAR CURVE TO THE RIGHT, OR NORTH, HAVING A RADIUS OF 385.30 FEET DRAWN TANGENT TO A LINE THAT IS PARALLEL TO AND 50.00 FEET DISTANCE EASTERLY FROM SAID WEST LINE OF FRACTIONAL SECTION 17 FOR AN ARC DISTANCE OF 134.75 FEET TO A CONCRETE MONUMENT AT THE POINT OF TANGENT, SAID LAST DESCRIBED ARC SUBTENDING A CENTRAL ANGLE OF 20° 00’ 14”; THENCE NORTH 00° 28’ 01” WEST ALONG A LINE THAT IS 50.00 FEET BY RECTANGULAR MEASUREMENT EASTERLY OF AND PARALLEL WITH THE WEST LINE OF SAID FRACTIONAL SECTION 17, A DISTANCE OF 1207.09 FEET TO A POINT ON THE NORTH LINE OF SAID FRACTIONAL SECTION 17, (ALSO BEING THE SOUTHERLY LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 8), ALSO BEING THE CENTERLINE OF OAKDALE AVENUE (60.00 FEET WIDE); THENCE NORTH 00° 30’ 51” WEST ALONG A LINE THAT IS 50.00 FEET BY RECTANGULAR MEASUREMENT EASTERLY OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 8, A DISTANCE OF 1047.39 FEET, MORE OR LESS, TO THE SOUTHWESTERLY CORNER OF A PARCEL OF LAND CONVEYED TO SUN OIL COMPANY BY WARRANTY DEED VOLUME 1454, PAGE 260, LUCAS COUNTY RECORDS; THENCE NORTH 00° 30’ 51” WEST ALONG A LINE THAT IS 50.00 FEET BY RECTANGULAR MEASUREMENT, EASTERLY OF AND PARALLEL WITH, THE WEST LINE OF THE SOUTHWEST 1/4 OF SAID SECTION 8, AND ALSO BEING THE WEST LINE OF SAID PARCEL OF LAND RECORDED IN VOLUME 1454 DEEDS, PAGE 260, A DISTANCE OF 1418.96 FEET, MORE OR LESS, TO A CONCRETE MONUMENT ON SAID SOUTHWESTERLY RIGHT OF WAY LINE OF WOODVILLE ROAD; THENCE NORTH 49° 13’ 00” WEST ALONG THE SAID SOUTHWESTERLY RIGHT OF WAY LINE OF WOODVILLE ROAD, A DISTANCE OF 66.55 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

CONTAINING 4.355 ACRES OF LAND, MORE OR LESS.

THE BEARINGS REFERRED TO HEREON ARE BASED UPON AN ASSUMED MERIDIAN AND ARE USED ONLY FOR THE PURPOSE OF DESCRIBING ANGULAR MEASUREMENT.

Schedule 2.1.1

Owned Real Property

PRIOR DEED - 83-146A01

PARCEL NOS. 44-21752 AND 44-33317

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of October 15, 2010 and a Commitment Number of 1670490J, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

9.	Flood Parcels

Situated in the City of Toledo, County of Lucas, State of Ohio, and is described as follows:

PARCEL 1:

SITUATED IN THE CITY OF TOLEDO, COUNTY OF LUCAS, AND STATE OF OHIO:

AND KNOWN AS BEING LOT NOS. 84, 85, 86, 87, 88, 89, 90, 91 AND 92 IN NAVARRE HILLS, AN ADDITION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

EXCEPTING THEREFROM THE FOLLOWING:

SITUATE IN THE CITY OF TOLEDO, COUNTY OF LUCAS, STATE OF OHIO, TO WIT:

THE WEST 25’ OF LOT 92 IN “NAVARRE HILLS” SUBDIVISION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

PRIOR DEEDS - VOLUME 1966, PAGE 354; VOLUME 1975, PAGE 204; VOLUME 1966, PAGE 354; VOLUME 1384, PAGE 603 AND VOLUME 1386, PAGE 539

PARCEL NOS.

11-01187

11-01191

11-01194

11-01197

PARCEL 2:

SITUATED IN THE CITY OF TOLEDO, COUNTY OF LUCAS, STATE OF OHIO, TO WIT: LOT NUMBER 55 IN NAVARRE HILLS, AN ADDITION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

Schedule 2.1.1

Owned Real Property

PRIOR DEED - VOLUME 1966, PAGE 526

PARCEL NO. 11-01107

PARCEL 3:

SITUATED IN THE CITY OF TOLEDO, COUNTY OF LUCAS, STATE OF OHIO, TO WIT: LOT NUMBER 56 IN NAVARRE HILLS, AN ADDITION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

PRIOR DEED - VOLUME 1966, PAGE 353

PARCEL NO. 11-0111

PARCEL 4:

SITUATED IN THE CITY OF TOLEDO, COUNTY OF LUCAS, STATE OF OHIO, TO WIT: LOT NUMBER 57 IN NAVARRE HILLS, AN ADDITION IN THE CITY OF TOLEDO, LUCAS COUNTY, OHIO.

PRIOR DEED - VOLUME 1966, PAGE 353

PARCEL NO. 11-01114

The above being the same property as described in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of November 11, 2010 and a Commitment Number of 1670490I, as the same may be modified, amended or supplemented, and subject to all exceptions set forth in such Title Commitment, as such Title Commitment may be updated prior to Closing, including in connection with the matters described in Item 5 of Schedule 5.3.

10.	Pipeline Parcels

Those parcels of Owned Real Property under or upon which the following pipelines, owned by Seller run: 6” Fuel Oil (16-233) and 8” Fuel Oil (16-234) pipelines, which parcels are included in the descriptions above.

Schedule 2.1.2

Leased Real Property

Property leased by Seller, as lessor, pursuant to the following lease agreements:

1.	Land Lease and Grant of Easement dated June 30, 1998 by and between Seller (as successor in interest to Sun Company, Inc. (R&M)), as lessor, and Two LLC, as lessee, affecting the main refinery site, as amended.

2.	Ground Lease dated as of September 20, 2004 by and between Seller, as lessor, and Linde Gas North America LLC as successor to BOC Americas (PGS), Inc., as lessee, affecting the main refinery site.

3.	Lease Agreement dated February 8, 1954 (as Amended) by and between Seller (as successor in interest to The Chesapeake and Ohio Railway Company), as lessor, and Wolverine Pipe Line Company, as lessee, affecting certain owned pipeline parcel(s).

4.	Lease Agreement dated September 24, 1986 (as amended) by and between Seller, as lessor, and Mid-Valley Pipeline Company and Marathon Pipe Line Company, as co-lessees, affecting the tank farm site.

5.	Lease Agreement dated August 1, 1991 by and between Seller, as lessor, and Dri-Car-To Corporation, as lessee, affecting the no. 2 storehouse site.

6.	Lease Agreement dated April 1, 1994 by and between Seller, as lessor, and Sun Federal Credit Union, as lessee, affecting the main refinery site.

7.	Lease Agreement dated June 27, 2007 by and between Seller and Lamar Companies, affecting main refinery site and the Hocking Valley Dock site.

8.	Easement and Assignment Agreement dated April 4, 2001 by and between Seller (as successor in interest to Pilkington North America, Inc. and The Ohio Fuel Gas Company), as lessor/grantor, and Toro Energy of Ohio, LLC, as lessee/grantee, affecting certain railroad parcels.

9.	Lease Agreement dated June 17, 1953 (as amended) by and between Seller (as successor in interest to Sun Oil Company), as lessor, and Sun Pipe Line Company, as lessee, affecting the tank farm site. Note: This lease affects the Pump Station described on Schedule 2.2.22 and will be included with the conveyance of the Pump Station as described on Schedule 2.2.22.

10.	Commercial Real Estate Lease Agreement dated October , 2009 by and between Seller and Woodville Road Center, LLC.

Property leased by Seller, as lessee, pursuant to the following lease agreements:

11.	Lease Agreement dated November 18, 2010, as amended, by and between Sunoco Partners Marketing & Terminals L.P., as lessor, and Seller, as lessee relating to portions of the building known as the Toledo Terminal.

Schedule 2.1.2

Leased Real Property

12.	Transportation Contract REG-NS-C-171 effective July 1, 2000 by and between Seller and Norfolk Southern Railway Company relating to the use of “Bone Yard” tracks.

Schedule 2.1.3

Easements

1.	All easements, rights of way, licenses and other agreements granting Seller rights necessary for the use of the 6” Fuel Oil (16-233) and 8” Fuel Oil (16-234) pipelines (the “Transferred Pipelines”) as set forth in that certain Title Commitment Issued by First American Title Insurance Company, with an effective date of December 15, 2010 and a Commitment Number of 1670490K.

2.	Certain license agreements and/or railroad crossing agreements by and between Seller and CSX Railroad benefiting the Owned Real Property and/or the Transferred Pipelines.

3.	Certain license agreements and/or railroad crossing agreements by and between Seller and Norfolk Southern Railroad benefiting the Owned Real Property and/or the Transferred Pipelines.

4.	Reversionary rights of Seller pursuant to that Quit Claim Deed recorded January 22, 2003 as Instrument Number 030034D11 transferring I-280 Scenic Observation Site at Hocking Valley Dock Facility (the “OHDOT Parcel”).

5.	ODOT Agreement No. 11583 by and between Seller and State of Ohio, Department of Transportation relating to the OHDOT Parcel.

Schedule 2.1.7

Licenses and Permits

1.	Radio Station Authorization: Federal Communications Commissions Wireless Telecommunications Bureau authorizations to transmit radio signals at certain listed distances and frequencies. The Seller has the following separate authorizations:

Call Sign	FRN #		Expiration Date
WNM1726	0003264694	*	08-10-2013
KQD259	0003264694		01-10-2021
KB69624	0003264694		11-29-2013
WNF1987	0003264694		03-27-2015
WNLZ790	0003264694		06-16-2013
WEF448	0003264694		06-30-2019
WNEU445	0003264694		06-30-2019
WPWF812	0006174510		11-06-2012
WPVS288	0005380969		08-08-2012
WPWF812	0006174510		11-06-2012
WQGG730	0018547042		10-12-2017

*	This FCC number has multiple frequencies associated with its registration that have varying expiration dates.

2.	Pressure Vessel Registration: All of the Seller’s pressure vessels at the Facility are registered with the National Board. The ongoing inspection program is in place for these vessels and is based upon API 510 which permits the use of RBI 580/581.

3.	Boiler Certifications: All of the Seller’s boilers at the facility require separate certificates of operation from the State of Ohio. The Seller is currently compliant with all these certifications.

Sunoco Boiler #	National Board #	Ohio State #	Next Due Date	Pressure Rating, psi	Notes
H-2103	023410	156822	9/30/2014	650	FCC CO
H-2104	023409	156821	9/30/2014	650	Boilers
H-3302	000295	211604	9/30/2014	600	SRU #1
H-3402		804103			SRU #2	*

*	The refinery has not yet received this certificate from the State, this Boiler was started up in late 2009 and the follow up documentation has not yet arrived. There were no recommendations made as a result of the inspection with the State. The State Inspector did give the Ohio State # over the phone.

Schedule 2.1.7

Licenses and Permits

4.	Radiation – Sealed Sources License: The Seller is licensed to use sealed radiation sources at the Facility by the Ohio Department of Health. These are used for lab testing equipment and Positive Material Identification (PMI) inspections.

License Number:	03122490002
Expiration Date:	9/1/2011

License Number:	15-G-04323-002
Expiration Date:	7/31/2011

5.	Foreign Trade Zone – Approval of Subzone 8H Activation from U.S. Customs and Border Protection dated November 15, 2005.

6.	Reference is made to Schedule 4.1.8.7.

Schedule 2.1.10

Prepayments

None.

Schedule 2.1.11(A)

Owned Intellectual Property

Various proprietary Books and Records including operating procedures, maintenance procedures, quality procedures, and plant drawings.

Schedule 2.1.11(B)

Licensed Intellectual Property

1.	Manufacturing Applications

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-766	WeatherLink	Weather station data acquisition interface	HES&S	Custom App

RS&C-802	Jinitiator	Client tool needed to access SQL*LIMS	Lab information management	Site

RS&C-809	LimsLink	Tool for automatic transfer of instrument data to the Lims system.	Lab information management	Site

RS&C-810	Sql*LIMS	LIMS Laboratory Management Information System	Lab information management	Site

RS&C-811	Template Automation 4.1	Tool to assist in loading LIMS Template data	Lab information management	Site

RS&C-897	Ccure - R&S	Access Control System	Access Control System, Fire Pumps, Alarms, Contractor’s gatescans & Expirations	Site

RS&C-906	EMPAC 8.6	Asset Management System - CMMS	Asset Management, Materials Management, Accounts Payable	Concurrent

RS&C-907	EMPAC Security Manager (Separate from EMPAC)	Empac Security Module	Asset Management, Materials Management, Accounts Payable	Concurrent

2.	Infrastructure

Application Name	Comment	Location of Server
Microsoft Office & Client Access License	Office Professional	Desktop

Microsoft Visio	Drawing	Desktop

Sophos	Desktop Anti Virus	Desktop

XP	Operating System	Toledo

Windows Server	Operating System	Toledo

Citrix Server		Toledo

Altiris Desktop Agent	Inventory & deployment agent	Desktop

Schedule 2.1.11(B)

Licensed Intellectual Property

Safeguard Easy (Utimaco)	Encryption	Laptop
IBM Pcomm	Terminal Services Package for Mainframe	Desktop
Adobe Writer Standard	PDF Writer	Desktop

3.	Process Licenses

Process	Description	Licensed From
SCANfining-I Process	Process for catalytic hydrogenation of petroleum or like distillates or naphthas feeds to remove impurities such as sulfur and nitrogen while minimizing the hydrogenation of olefinic and aromatic compounds.	ExxonMobile Research and Engineering Company (EMRE)

Shell Power Recovery	Power Recovery Train at the FCC	Shell

TPA Howe-Baker Process	Sulfur recovery and tail gas treating technology	TPA Howe-Baker, Ltd

Schedule 2.1.12

Idle Assets

1.	Idled Plants

Plant 5 Propane Deasphalting Unit

Plant 5 Vacuum Tower/Heater/Vac Skid

Plant 9 Hydrogen Plant (Furnace/Shift Reactors/Methanator/Catacarb System)

Plant 4 Gasoline Merox Caustic Treater

Plant 4 Gasoline Merichem Caustic Treater

Plant 4 Jet Merichem Caustic Treater

Plant 3 Tar Separator Tower

Plant 6 Hydrogen PSA Unit

2.	Idled Equipment not Associated with Idled Plants

FCC Slurry settler (decommissioned and OOS since mid 90’s)

FCC ESP’s (taken OOS following 2009 T/A)

3.	Idled Underground Storage Tanks

None.

4.	Idled Pipelines

6” Fuel Oil (16-233) Pipeline from Refinery to Hocking Valley Dock

Schedule 2.1.14

Owned and Leased Vehicles

1.	Leased Vehicles

Sunoco Vehicle No.	Year	Make Name	(Body) Title / Type	Vehicle Identification Number
05008	2005	CHEVROLET	IMPALA	2G1WF52EX59219052
06082	2006	CHEVROLET	IMPALA	2G1WB58K469233250
00397	2000	FORD	RANGER	1FTYR10V9YPA62896
00398	2000	FORD	RANGER	1FTYR10V0YPA62897
08068	2008	FORD	ESCAPE	1FMCU02Z88KC01749
05007	2005	FORD	RANGER	1FTYR10U45PA44468
05262	2005	FORD	RANGER	1FTYR10U65PB04699
06090	2006	FORD	RANGER	1FTYR14U16PA54399
03242	2003	FORD	RANGER	1FTYR14U63TA46334
02113	2002	DODGE	CARAVAN	1B4GP25B12B644109
05134	2005	DODGE	CARAVAN	1D4GP45R65B329258
06143	2006	DODGE	CARAVAN	1D4GP25R46B621335
03014	2003	FORD	EXPLORER	1FMZU72K33UA90868
09131	2009	DODGE	GRAND CARAVAN	2D8HN11E29R615271
09132	2009	DODGE	GRAND CARAVAN	2D8HN11E49R615272
00395	2000	FORD	F150	1FTZF1729YNA69190
00396	2000	FORD	F150	1FTZF1720YNA69191
02005	2002	FORD	F150	1FTRF17252NA26716
02006	2002	FORD	F150	1FTRF17272NA26717
02007	2002	FORD	F150	1FTRF17292NA26718
02009	2002	FORD	F150	1FTRF17222NA26723
02010	2002	FORD	F150	1FTRF17282NA26726
02011	2002	FORD	F150	1FTRF17262NA26725
06000	2006	FORD	FREESTAR	2FMZA51606BA13953
06091	2006	FORD	FREESTAR	2FTZA54626BA46288
01237	2001	FORD	F150	1FTRX17WX1NB94897
01238	2001	FORD	F150	1FTRX17W81NB86281
01239	2001	FORD	F150	1FTRF17W71NB86274
02008	2002	FORD	F150	1FTRF17202NA26722
02063	2002	FORD	F150	1FTRF17232NA65417
03042	2003	FORD	F150	2FTRF17253CB10770
03089	2003	FORD	F150	1FTRF18203NA88010
03090	2003	FORD	F150	1FTRF18223NA88011
03202	2003	FORD	F150	2FTRF17233CA92804
03243	2003	FORD	F150	2FTRF17273CB10897

Schedule 2.1.14

Owned and Leased Vehicles

Sunoco Vehicle No.	Year	Make Name	(Body) Title / Type	Vehicle Identification Number
03244	2003	FORD	F150	2FTRF17253CB10896
03245	2003	FORD	F150	2FTRF17233CB10895
03246	2003	FORD	F150	2FTRF17213CB10894
03247	2003	FORD	F150	2FTRF17293CB10769
03248	2003	FORD	F150	2FTRF17273CB10768
03249	2003	FORD	F150	2FTRF17203CB10899
03250	2003	FORD	F150	2FTRF17293CB10898
03251	2003	FORD	F150	2FTRF172X3CB10893
04132	2004	FORD	F150 HERITAGE	2FTRF17294CA60537
03091	2003	FORD	F150	1FTRX18W43NA88012
05228	2005	FORD	F150	1FTRF12205NB65163
05276	2005	FORD	F150	1FTRF122X5KF10992
00362	1995	FORD	ECONOLINE	1FTEE14Y9SHA65947
05256	2005	FORD	F150	1FTRX12W75NB75432
06055	2006	FORD	F150	1FTRX12W46FA26293
06061	2006	FORD	F150	1FTRX12W96FA35474
06062	2006	FORD	F150	1FTRX12W66FA40759
06266	2006	FORD	F150	1FTRX12W96FB22484
06303	2006	FORD	F150	1FTRX12W36FB37661
09139	2009	CHEVROLET	SILVERADO	1GCEK19C89Z192375
09140	2009	CHEVROLET	SILVERADO	1GCEK19C59Z192379
08069	2008	FORD	F150	1FTRX14W68FA48540
08129	2008	CHEVROLET	SUBURBAN	1GNFK16318J189752
02012	2002	FORD	F250	1FTNF20L52EA42986
02013	2002	FORD	F250	1FTNF20L72EA42987
02014	2002	FORD	F250	1FTNF20L92EA42988
02015	2002	FORD	F250	1FTNF20L02EA42989
02016	2002	FORD	F250	1FTNF20L72EA42990
02017	2002	FORD	F250	1FTNF20L92EA42991
02018	2002	FORD	F250	1FTNF20L02EA42992
06056	2006	FORD	F250	1FTNF205X6EB71779
06057	2006	FORD	F250	1FTNF20586EB71778
06058	2006	FORD	F250	1FTNF20516EB69886
05184	2005	FORD	F250	1FTSW20595EC96970
06003	2006	FORD	F250	1FTSW20516EA99440
05243	2005	CHEVROLET	SILVERADO	1GCHC24UX5E305003
05244	2005	CHEVROLET	SILVERADO	1GCHC24U95E303405

Schedule 2.1.14

Owned and Leased Vehicles

Sunoco Vehicle No.	Year	Make Name	(Body) Title / Type	Vehicle Identification Number
05245	2005	CHEVROLET	SILVERADO	1GCHK24U55E307339
02108	2002	FORD	ECONOLINE	1FTSE34L02HA84891
00351	1994	FORD	F350	2FDKF38G8RCA76027
00359	1995	FORD	F350	2FDKF37H7SCA30429
00360	1995	FORD	F350	2FDKF37HXSCA31624
00361	1995	FORD	F350	2FDKF37H5SCA30428
02061	2002	FORD	F350	1FDWF36S02EB59573
03252	2003	FORD	F350	1FDWF36S23ED73210
05246	2005	CHEVROLET	SILVERADO	1GBJC34U25E309686
05247	2005	CHEVROLET	SILVERADO	1GBJC34U95E307627
05248	2005	CHEVROLET	SILVERADO	1GBJC34U15E306908
05186	2005	FORD	F350	1FDWF32505EC96971
08189	2008	FORD	F350	1FDWF36Y38EE53773
08190	2008	FORD	F350	1FDWF36Y58EE53774
08191	2008	FORD	F350	1FDWF36Y78EE53775
08192	2008	FORD	F350	1FDWF36Y98EE53776
00399	2000	FORD	F650	3FDWF6585YMA49208
09100	2009	FORD	F750	3FRXF75C49V134915
05181	2005	FORD	F150	1FTRF122X5NB43929
05182	2005	FORD	F150	1FTRF12265NB43930
05183	2005	FORD	F150	1FTRF12285NB43931
05192	2005	FORD	F150	1FTRF12205NB48802
05205	2005	FORD	F150	1FTRF12255NB60864
05206	2005	FORD	F150	1FTRF12235NB60863
05207	2005	FORD	F150	1FTRF12215NB60862
05208	2005	FORD	F150	1FTRF122X5NB60861
05220	2005	FORD	F150	1FTRF12255NB60878
05221	2005	FORD	F150	1FTRF12235NB60877
05222	2005	FORD	F150	1FTRF12265NB60873
05223	2005	FORD	F150	1FTRF12245NB60872
05224	2005	FORD	F150	1FTRF12225NB60871
05225	2005	FORD	F150	1FTRF12205NB60870
05226	2005	FORD	F150	1FTRF12215NB60876
05227	2005	FORD	F150	1FTRF122X5NB60875
05275	2005	FORD	F150	1FTRF12215KF10993
05277	2005	FORD	F150	1FTRF12285KF10991
05278	2005	FORD	F150	1FTRF12265KF10990

Schedule 2.1.14

Owned and Leased Vehicles

Sunoco Vehicle No.	Year	Make Name	(Body) Title / Type	Vehicle Identification Number
05280	2005	FORD	F150	1FTRF12285KF10988
05282	2005	FORD	F150	1FTRX12W65FB69972
06268	2006	FORD	F150	1FTRW14W76FB17879
05219	2005	CHEVROLET	EXPRESS	1GCGG25V351230689
03013	2003	FORD	ECONOLINE WAGON	1FBNE31L03HA53227
06001	2006	FORD	F250	1FTSW20536EA99438
06002	2006	FORD	F250	1FTSW20556EA99439
05188	2005	FORD	F350	1FDWF32525EC96972

2.	Owned Vehicles

Sunoco Vehicle #	Year	Vehicle Make	Model	VIN Number
208	1980	CHEVY	HAZMAT	C17DDAV110548
T-6	1985		HAXMAT-TRAILER	1P9C714D6ML017018
189	1989	FORD	LN 700 at storehouse	1FDXR72P2JVA28325
T-7	1994	HMD	COMM. TRAILER	1N9FM10S9P1010002
T-2	1994	MOON	BOAT TRAILER	4GUBP202XRC000532
LAB	1997	FORD	MOBILE VAN	1FDLF47G6VEB64753
T-4	2000	RON	RIVER BOOM TRAILER	00UT612SA35SM0480
T-5	2000	HMD	ENCLOSED BOOM TR.	4TCSS1108YHX22145
MAINT	2001	FLTB	TRAILER	00UT612SA355M0480
ENG 1	2002	E-ONE	FIRE ENGINE	4ENGAAA8621004766
UNIT 12	Unknown	FORD-800	STAKEBED(FOAM)	F80FV212925
ENG 10	Unknown	PIERCE	FIRE ENGINE LADDER	10T9M9DX2BI0I9756
ENG 11	Unknown	WHITEGMC	FIRE ENG.-CHUBB FOAM	4V2ACBUF6KN621932
(Unit 6)	2008	Ford F-350 Superduty	Fire Marshal	1FDWW36Y48EB24192
Unit 9	1996	Ford	Fire Engine-Mini Pumper	1FDLF47FXTEA49853
Trailer 6	1985	Unknown	Spill Response	1P9C714D6ML017018
Trailer 8	Unknown	Unknown	Terminator Foam	1N9FM10S7P1010001
T-1	2004	HMD	LOUISVILLE TRAILER	none
T-3 BOAT #1 BOAT #2	1985 Unknown Unknown	HMD SEA ARK SEA ARK	CREEK BOOM TRAILER 26 FT LOUISVILLE 18 FT SUN	none SAMA02165090 SAB02311F494

3.	The railcars set forth in the amended and restated attachment hereto, which railcars relate to certain contracts set forth on Schedule 2.2.6.[1]

[1]	Number of railcars actually transferred will be subject to (i) the procedures set forth in Section 2.5(b) of the Agreement and (ii) Sections 2 and 3 of Schedule 5.3.

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Refinery Railfleet 11/18/2010

Count of Product						Monthly	Annual
lessor_no	Rider	Expires	Product	Rent	Total	$	$
ARL	000002	9/30/2011	Toluene	450	3	$1,350	$16,200
	000008	1/31/2013	Benzene	701	30	$21,030	$252,360
GATX	000009	12/31/2013	Nonene	615	6	$3,690	$44,280
			Propylene Tetramer	615	2	$1,230	$14,760
			Toluene	615	1	$615	$7,380
	000041	10/31/2013	Nonene	605	22	$13,310	$159,720
			Propylene Tetramer	605	15	$9,075	$108,900
			Xylene	605	1	$605	$7,260
	000044	3/31/2014	Nonene	620	7	$4,340	$52,080
			Propylene Tetramer	620	3	$1,860	$22,320
	000062	5/31/2013	Nonene	580	7	$4,060	$48,720
			Propylene Tetramer	580	8	$4,640	$55,680
	000078	5/31/2014	Nonene	590	3	$1,770	$21,240
			Toluene	590	1	$590	$7,080
	000103	11/30/2013	Propylene Tetramer	605	3	$1,815	$21,780
			Xylene	605	1	$605	$7,260
	000108	7/31/2014	Nonene	590	7	$4,130	$49,560
			Propylene Tetramer	590	6	$3,540	$42,480
			Toluene	590	3	$1,770	$21,240
	000119	6/30/2013	Toluene	355	35	$12,425	$149,100
GE	000082	3/31/2012	Nonene	374	1	$374	$4,488
			Toluene	374	16	$5,984	$71,808
			Xylene	374	18	$6,732	$80,784
TRIN	000005	12/31/2013	Nonene	595	1	$595	$7,140
			Toluene	595	12	$7,140	$85,680
			Xylene	595	12	$7,140	$85,680
	000008	9/30/2013	Ppmix	750	15	$11,250	$135,000
	000013	12/31/2013	Toluene	675	20	$13,500	$162,000
	000012	2/28/2013	Xylene	675	1	$675	$8,100
UTLX	000160	5/31/2011	Toluene	550	5	$2,750	$33,000
			Xylene	550	2	$1,100	$13,200
	000165	11/30/2011	Nonene	475	9	$4,275	$51,300
			Toluene	475	1	$475	$5,700
			Xylene	475	1	$475	$5,700
	000182	8/31/2013	Nonene	502	1	$502	$6,024
			Toluene	502	13	$6,526	$78,312
			Xylene	502	6	$3,012	$36,144
	000185	3/31/2014	Toluene	550	1	$550	$6,600
			Xylene	550	3	$1,650	$19,800
	000196	7/31/2015	Toluene	575	19	$10,925	$131,100
			Xylene	575	3	$1,725	$20,700
	000197	8/31/2015	Toluene	575	17	$9,775	$117,300
			Xylene	575	3	$1,725	$20,700
	000200	7/31/2013	Benzene	650	3	$1,950	$23,400
	000206	4/30/2013	Nonene	515	1	$515	$6,180
			Toluene	515	7	$3,605	$43,260
	000208	12/31/2013	Benzene	730	35	$25,550	$306,600
	000210	5/31/2011	Nonene	355	2	$710	$8,520
			Toluene	355	21	$7,455	$89,460
		6/30/2013	Toluene	355	17	$6,035	$72,420

Grand Total					430	$237,125	$2,845,500

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

car_init	car_no	Product	car type	lessor_no	Rider	Rent	Expires
SHPX	201620	Toluene	23.5	ARL	000002	450	9/30/2011
SHPX	201627	Toluene	23.5	ARL	000002	450	9/30/2011
SHPX	201628	Toluene	23.5	ARL	000002	450	9/30/2011
SHPX	209418	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209419	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209420	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209421	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209422	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209423	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209424	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209425	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209426	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209427	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209428	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209429	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209430	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209431	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209432	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209433	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209434	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209435	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209436	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209437	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209438	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209439	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209440	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209441	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209442	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209443	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209444	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209445	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209446	Benzene	25.5	ARL	000008	701	1/31/2013
SHPX	209447	Benzene	25.5	ARL	000008	701	1/31/2013
GATX	050632	Propylene Tetramer	30	GATX	000009	615	12/31/2013
GATX	050637	Propylene Tetramer	30	GATX	000009	615	12/31/2013
GATX	050630	Nonene	30	GATX	000009	615	12/31/2013
GATX	050631	Nonene	30	GATX	000009	615	12/31/2013
GATX	050633	Nonene	30	GATX	000009	615	12/31/2013
GATX	050634	Nonene	30	GATX	000009	615	12/31/2013
GATX	050636	Nonene	30	GATX	000009	615	12/31/2013
GATX	050639	Nonene	30	GATX	000009	615	12/31/2013
GATX	050638	Toluene	30	GATX	000009	615	12/31/2013
GATX	029624	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029625	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029626	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029628	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029629	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029639	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029641	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029644	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029645	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029970	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029971	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029973	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029978	Propylene Tetramer	30	GATX	000041	605	10/31/2013

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

GATX	029981	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029985	Propylene Tetramer	30	GATX	000041	605	10/31/2013
GATX	029627	Nonene	30	GATX	000041	605	10/31/2013
GATX	029630	Nonene	30	GATX	000041	605	10/31/2013
GATX	029631	Nonene	30	GATX	000041	605	10/31/2013
GATX	029632	Nonene	30	GATX	000041	605	10/31/2013
GATX	029633	Nonene	30	GATX	000041	605	10/31/2013
GATX	029634	Nonene	30	GATX	000041	605	10/31/2013
GATX	029638	Nonene	30	GATX	000041	605	10/31/2013
GATX	029640	Nonene	30	GATX	000041	605	10/31/2013
GATX	029642	Nonene	30	GATX	000041	605	10/31/2013
GATX	029643	Nonene	30	GATX	000041	605	10/31/2013
GATX	029646	Nonene	30	GATX	000041	605	10/31/2013
GATX	029648	Nonene	30	GATX	000041	605	10/31/2013
GATX	029649	Nonene	30	GATX	000041	605	10/31/2013
GATX	029650	Nonene	30	GATX	000041	605	10/31/2013
GATX	029969	Nonene	30	GATX	000041	605	10/31/2013
GATX	029974	Nonene	30	GATX	000041	605	10/31/2013
GATX	029976	Nonene	30	GATX	000041	605	10/31/2013
GATX	029977	Nonene	30	GATX	000041	605	10/31/2013
GATX	029980	Nonene	30	GATX	000041	605	10/31/2013
GATX	029982	Nonene	30	GATX	000041	605	10/31/2013
GATX	029983	Nonene	30	GATX	000041	605	10/31/2013
GATX	029984	Nonene	30	GATX	000041	605	10/31/2013
GATX	029647	Xylene	30	GATX	000041	605	10/31/2013
GATX	080121	Propylene Tetramer	30	GATX	000044	620	3/31/2014
GATX	080124	Propylene Tetramer	30	GATX	000044	620	3/31/2014
GATX	080129	Propylene Tetramer	30	GATX	000044	620	3/31/2014
GATX	029540	Nonene	30	GATX	000044	620	3/31/2014
GATX	080119	Nonene	30	GATX	000044	620	3/31/2014
GATX	080120	Nonene	30	GATX	000044	620	3/31/2014
GATX	080122	Nonene	30	GATX	000044	620	3/31/2014
GATX	080123	Nonene	30	GATX	000044	620	3/31/2014
GATX	080128	Nonene	30	GATX	000044	620	3/31/2014
GATX	080130	Nonene	30	GATX	000044	620	3/31/2014
GATX	081882	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081884	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081886	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081888	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081889	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081891	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081892	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081893	Propylene Tetramer	30	GATX	000062	580	5/31/2013
GATX	081881	Nonene	30	GATX	000062	580	5/31/2013
GATX	081883	Nonene	30	GATX	000062	580	5/31/2013
GATX	081885	Nonene	30	GATX	000062	580	5/31/2013
GATX	081887	Nonene	30	GATX	000062	580	5/31/2013
GATX	081890	Nonene	30	GATX	000062	580	5/31/2013
GATX	081894	Nonene	30	GATX	000062	580	5/31/2013
GATX	081895	Nonene	30	GATX	000062	580	5/31/2013
GATX	080328	Nonene	30	GATX	000078	590	5/31/2014
GATX	080329	Nonene	30	GATX	000078	590	5/31/2014
GATX	080401	Nonene	30	GATX	000078	590	5/31/2014
GATX	080404	Toluene	30	GATX	000078	590	5/31/2014
GATX	029671	Propylene Tetramer	30	GATX	000103	605	11/30/2013
GATX	030400	Propylene Tetramer	30	GATX	000103	605	11/30/2013

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

GATX	080167	Propylene Tetramer	30	GATX	000103	605	11/30/2013
GATX	080168	Xylene	30	GATX	000103	605	11/30/2013
GATX	029943	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	029988	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	029989	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	029990	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	030295	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	098836	Propylene Tetramer	30	GATX	000108	590	7/31/2014
GATX	029942	Nonene	30	GATX	000108	590	7/31/2014
GATX	029986	Nonene	30	GATX	000108	590	7/31/2014
GATX	029987	Nonene	30	GATX	000108	590	7/31/2014
GATX	029994	Nonene	30	GATX	000108	590	7/31/2014
GATX	029995	Nonene	30	GATX	000108	590	7/31/2014
GATX	098830	Nonene	30	GATX	000108	590	7/31/2014
GATX	098832	Nonene	30	GATX	000108	590	7/31/2014
GATX	029991	Toluene	30	GATX	000108	590	7/31/2014
GATX	029993	Toluene	30	GATX	000108	590	7/31/2014
GATX	098834	Toluene	30	GATX	000108	590	7/31/2014
GATX	80567	Toluene	30	GATX	000119	355	6/30/2013
GATX	80569	Toluene	30	GATX	000119	355	6/30/2013
GATX	202083	Toluene	30	GATX	000119	355	6/30/2013
GATX	202086	Toluene	30	GATX	000119	355	6/30/2013
GATX	202087	Toluene	30	GATX	000119	355	6/30/2013
GATX	202091	Toluene	30	GATX	000119	355	6/30/2013
GATX	202093	Toluene	30	GATX	000119	355	6/30/2013
GATX	202097	Toluene	30	GATX	000119	355	6/30/2013
GATX	202098	Toluene	30	GATX	000119	355	6/30/2013
GATX	202100	Toluene	30	GATX	000119	355	6/30/2013
GATX	202103	Toluene	30	GATX	000119	355	6/30/2013
GATX	202106	Toluene	30	GATX	000119	355	6/30/2013
GATX	202107	Toluene	30	GATX	000119	355	6/30/2013
GATX	202108	Toluene	30	GATX	000119	355	6/30/2013
GATX	202111	Toluene	30	GATX	000119	355	6/30/2013
GATX	202112	Toluene	30	GATX	000119	355	6/30/2013
GATX	202113	Toluene	30	GATX	000119	355	6/30/2013
GATX	202114	Toluene	30	GATX	000119	355	6/30/2013
GATX	202115	Toluene	30	GATX	000119	355	6/30/2013
GATX	202116	Toluene	30	GATX	000119	355	6/30/2013
GATX	202118	Toluene	30	GATX	000119	355	6/30/2013
GATX	202119	Toluene	30	GATX	000119	355	6/30/2013
GATX	202120	Toluene	30	GATX	000119	355	6/30/2013
GATX	202121	Toluene	30	GATX	000119	355	6/30/2013
GATX	202123	Toluene	30	GATX	000119	355	6/30/2013
GATX	202124	Toluene	30	GATX	000119	355	6/30/2013
GATX	202129	Toluene	30	GATX	000119	355	6/30/2013
GATX	202130	Toluene	30	GATX	000119	355	6/30/2013
GATX	202131	Toluene	30	GATX	000119	355	6/30/2013
GATX	202133	Toluene	30	GATX	000119	355	6/30/2013
GATX	202137	Toluene	30	GATX	000119	355	6/30/2013
GATX	202143	Toluene	30	GATX	000119	355	6/30/2013
GATX	202150	Toluene	30	GATX	000119	355	6/30/2013
GATX	202196	Toluene	30	GATX	000119	355	6/30/2013
GATX	205531	Toluene	30	GATX	000119	355	6/30/2013
NATX	280017	Nonene	28	GE	000082	374	3/31/2012
NATX	280037	Toluene	28	GE	000082	374	3/31/2012
NATX	280039	Toluene	28	GE	000082	374	3/31/2012

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

NATX	280044	Toluene	28	GE	000082	374	3/31/2012
NATX	280049	Toluene	28	GE	000082	374	3/31/2012
NATX	280057	Toluene	28	GE	000082	374	3/31/2012
NATX	280059	Toluene	28	GE	000082	374	3/31/2012
NATX	280061	Toluene	28	GE	000082	374	3/31/2012
NATX	280063	Toluene	28	GE	000082	374	3/31/2012
NATX	280064	Toluene	28	GE	000082	374	3/31/2012
NATX	280071	Toluene	28	GE	000082	374	3/31/2012
NATX	280074	Toluene	28	GE	000082	374	3/31/2012
NATX	280075	Toluene	28	GE	000082	374	3/31/2012
NATX	280080	Toluene	28	GE	000082	374	3/31/2012
NATX	280086	Toluene	28	GE	000082	374	3/31/2012
NATX	280090	Toluene	28	GE	000082	374	3/31/2012
NATX	280091	Toluene	28	GE	000082	374	3/31/2012
NATX	280005	Xylene	28	GE	000082	374	3/31/2012
NATX	280022	Xylene	28	GE	000082	374	3/31/2012
NATX	280025	Xylene	28	GE	000082	374	3/31/2012
NATX	280027	Xylene	28	GE	000082	374	3/31/2012
NATX	280029	Xylene	28	GE	000082	374	3/31/2012
NATX	280032	Xylene	28	GE	000082	374	3/31/2012
NATX	280035	Xylene	28	GE	000082	374	3/31/2012
NATX	280038	Xylene	28	GE	000082	374	3/31/2012
NATX	280040	Xylene	28	GE	000082	374	3/31/2012
NATX	280043	Xylene	28	GE	000082	374	3/31/2012
NATX	280045	Xylene	28	GE	000082	374	3/31/2012
NATX	280046	Xylene	28	GE	000082	374	3/31/2012
NATX	280048	Xylene	28	GE	000082	374	3/31/2012
NATX	280054	Xylene	28	GE	000082	374	3/31/2012
NATX	280056	Xylene	28	GE	000082	374	3/31/2012
NATX	280076	Xylene	28	GE	000082	374	3/31/2012
NATX	280084	Xylene	28	GE	000082	374	3/31/2012
NATX	280085	Xylene	28	GE	000082	374	3/31/2012
TILX	280621	Nonene	28	TRIN	000005	595	12/31/2013
TILX	280632	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280633	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280640	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280651	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280653	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280658	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280661	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280664	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280665	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280670	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280674	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280612	Toluene	28	TRIN	000005	595	12/31/2013
TILX	280620	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280624	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280627	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280630	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280631	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280634	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280644	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280647	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280654	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280656	Xylene	28	TRIN	000005	595	12/31/2013
TILX	280663	Xylene	28	TRIN	000005	595	12/31/2013

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

TILX	280679	Xylene	28	TRIN	000005	595	12/31/2013
TILX	303430	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303431	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303432	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303433	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303434	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303435	Ppmix	400W	TRIN	000008	750	9/30/2013
TILX	303436	Ppmix	400W	TRIN	000008	750	9/30/2013
TILX	303437	Ppmix	400W	TRIN	000008	750	9/30/2013
TILX	303438	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303439	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303440	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303441	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303442	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303443	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	303444	Ppmix	400w	TRIN	000008	750	9/30/2013
TILX	280756	Xylene	28	TRIN	000012	675	2/28/2013
TILX	280707	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280710	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280711	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280712	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280713	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280720	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280722	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280723	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280724	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280726	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280735	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280736	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280737	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280739	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280741	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280743	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280747	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280752	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280755	Toluene	28	TRIN	000013	675	12/31/2013
TILX	280758	Toluene	28	TRIN	000013	675	12/31/2013
UTLX	201933	Toluene	27.5	UTLX	000160	550	5/31/2011
UTLX	201938	Toluene	27.5	UTLX	000160	550	5/31/2011
UTLX	201949	Toluene	27.5	UTLX	000160	550	5/31/2011
UTLX	202156	Toluene	27.5	UTLX	000160	550	5/31/2011
UTLX	202169	Toluene	27.5	UTLX	000160	550	5/31/2011
UTLX	202150	Xylene	27.5	UTLX	000160	550	5/31/2011
UTLX	202151	Xylene	27.5	UTLX	000160	550	5/31/2011
UTLX	202298	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202778	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202779	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202780	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202781	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202783	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202784	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202785	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202787	Nonene	30	UTLX	000165	475	11/30/2011
UTLX	202330	Toluene	30	UTLX	000165	475	11/30/2011
UTLX	202329	Xylene	30	UTLX	000165	475	11/30/2011
UTLX	203931	Nonene	28	UTLX	000182	502	8/31/2013

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

UTLX	203890	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203898	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203901	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203905	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203909	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203910	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203914	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203915	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203916	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203933	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203934	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203937	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203939	Toluene	28	UTLX	000182	502	8/31/2013
UTLX	203895	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	203899	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	203900	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	203906	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	203918	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	203919	Xylene	28	UTLX	000182	502	8/31/2013
UTLX	202306	Toluene	27.5	UTLX	000185	550	3/31/2014
UTLX	202155	Xylene	27.5	UTLX	000185	550	3/31/2014
UTLX	202175	Xylene	27.5	UTLX	000185	550	3/31/2014
UTLX	202303	Xylene	27.5	UTLX	000185	550	3/31/2014
UTLX	205267	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205279	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205290	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205262	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205264	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205275	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205276	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205282	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205286	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205287	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205288	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205289	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205298	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205299	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205302	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205303	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205304	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205307	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205308	Toluene	28	UTLX	000196	575	7/31/2015
UTLX	205263	Xylene	28	UTLX	000196	575	7/31/2015
UTLX	205272	Xylene	28	UTLX	000196	575	7/31/2015
UTLX	205277	Xylene	28	UTLX	000196	575	7/31/2015
UTLX	205314	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205316	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205317	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205318	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205320	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205322	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205323	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205324	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205325	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205326	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205330	Toluene	28	UTLX	000197	575	8/31/2015

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

UTLX	205331	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205332	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205334	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205337	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205338	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205333	Toluene	28	UTLX	000197	575	8/31/2015
UTLX	205321	Xylene	28	UTLX	000197	575	8/31/2015
UTLX	205327	Xylene	28	UTLX	000197	575	8/31/2015
UTLX	205340	Xylene	28	UTLX	000197	575	8/31/2015
UTLX	645144	Benzene	25.5	UTLX	000200	650	7/31/2013
UTLX	645156	Benzene	25.5	UTLX	000200	650	7/31/2013
UTLX	645159	Benzene	25.5	UTLX	000200	650	7/31/2013
UTLX	202310	Nonene	27.5	UTLX	000206	515	4/30/2013
UTLX	202309	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202317	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202320	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202661	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202662	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202674	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	202675	Toluene	27.5	UTLX	000206	515	4/30/2013
UTLX	671591	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671592	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671593	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671594	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671595	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671596	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	671597	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672286	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672287	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672288	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672289	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672290	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672291	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672292	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672293	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672294	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672295	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672296	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672297	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672298	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672299	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672300	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672301	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672302	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672303	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672304	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672305	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672306	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672307	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672308	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672309	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672310	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672311	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672312	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	672313	Benzene	25.5	UTLX	000208	730	12/31/2013
UTLX	202048	Nonene	30	UTLX	000210	355	5/31/2011

Attachment to Schedule 2.1.14

Owned and Leased Vehicles

Toledo Rail Fleet Detail 11/18/2010

UTLX	202790	Nonene	30	UTLX	000210	355	5/31/2011
UTLX	201445	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	202791	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	202800	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	202836	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	202841	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	202845	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203383	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203707	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203709	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203710	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203711	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203712	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203713	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203718	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203722	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203726	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203727	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203728	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203732	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203737	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	203745	Toluene	30	UTLX	000210	355	5/31/2011
UTLX	201321	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201335	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201421	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201436	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201444	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201738	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201739	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	201750	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202799	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202801	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202824	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202834	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202838	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202842	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202844	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202846	Toluene	30	UTLX	000210	355	6/30/2013
UTLX	202852	Toluene	30	UTLX	000210	355	6/30/2013

Schedule 2.2.1

Excluded Assets; Claims

1.	In the Matter of Sunoco, Inc. (R&M) v. DHL Express and Aviation Fuels Corporation—Arbitration, Philadelphia, Pennsylvania

[REDACTED]

2.	Sunoco, Inc. (R&M) v. Public Utilities Commission of Ohio — Ohio Supreme Court, Case No. 2009-0880.

[REDACTED]

3.	Sunoco, Inc. (R&M) v. Enbridge, Inc., et al. — United States District Court, Southern District of New York, Case No. 09-01104

[REDACTED]

4.	Catalyst rebate receivable in the approximate amount of $[REDACTED] as of September 30, 2010 that relates to Seller’s catalyst purchase contract with [REDACTED], which is an Excluded Contract.

5.	Contract Settlement dated November 11, 2010 between Seller and [REDACTED] covering settlement in the amount $[REDACTED] related to the Toledo Refinery Expansion Project Contract No. 14161.

Schedule 2.2.6

Excluded Assets: Contracts

1.	Excluded Contracts Not Subject to Section 2.5(b)

a.	Exchange Agreement Amendment #E0720 by and between Shell Oil Products US and Sunoco, Inc. (R&M)

b.	The General Partnership Agreement of Sun Petrochemicals Company, as amended, and all related Services Agreements, Supply Agreements, and License Agreements (as amended) noted therein and related to same between Seller and Sun Petrochemicals Company, Sunmarks, Inc. and Sun Petrochemicals Company, and between Suncor and Sun Petrochemicals Company.

c.	All corporate-wide drawback sharing agreements.

d.	The following corporate-wide material and service contracts:

Vendor Name	Contract #	Local or Corporate	Material or Service	Commodity
Administrative Exchange, Inc.	CW31879	Corporate	Service	Engineering
AECOM, Inc. dba AECOM Environmental	CW18265	Corporate	Service	Environmental
Allied Control Services, Inc.	CW27167	Corporate	Service	Engineering
Ambitech Engineering Corporation	CW31069	Corporate	Service	Engineering
Analytics Corporation	CW16957	Corporate	Service	Environmental
Arcadis Geraghty and Miller PC	CW8986	Corporate	Service	Environmental
Arkema Inc.	CW10241	Corporate	Material	Chemicals
Aspen Technology Inc.	CW2571	Corporate	Material	Systems
Aspen Technology Inc.	CW34849	Corporate	Material	Systems
Aspen Technology Inc.	CW28464	Corporate	Material	Systems
AT&T Corp	CW8534	Corporate	Service	Systems
ATR	CW4897	Corporate	Material	Systems
Badger Daylighting Corporation	CW21411	Corporate	Service	Construction
Bay Technical Associates, Inc.	CW7028	Corporate	Service	Engineering
BSI Inspectorate	CW2667	Corporate	Material	Equipment
Cape Software	CW17021	Corporate	Service	Construction
Catalyst Trading Company	CW2671	Corporate	Material	Catalyst
Cellco Partnership dba Verizon Wireless	CW6567	Corporate	Service	Systems

Schedule 2.2.6

Excluded Assets: Contracts

Vendor Name	Contract #	Local or Corporate	Material or Service	Commodity
[RESERVED]
Compressor Controls Corp	CW8098	Corporate	Material	Materials
CompuCom Systems Inc - WebMethods	CW33699	Corporate	Service	Systems
Control Point Solutions, Inc.	CW10492	Corporate	Material	Systems
Core Laboratories	CW31763	Corporate	Service	Maintenance
Corporate Express	CW4903	Corporate	Material	Administrative
Corrosion Testing Laboratories Inc	CW16425	Corporate	Service	Engineering
Crystaphase Products Inc	CW33702	Corporate	Material	Catalyst
Dialogic Communications Corp	CW4438	Corporate	Material	Systems
Dresser Rand Company	CW2467	Corporate	Material	Equipment
EISCO-NJ	PH14836	Corporate	Service	Maintenance
Enfos, Inc.	CW3112	Corporate	Material	Systems
Envent Corporation	CW24670	Corporate	Service	Maintenance
[RESERVED]
EQ Industrial Services Inc	CW25268	Corporate	Service	Environmental
Equilibrium Catalyst, Inc. (ECI)	CW29922	Corporate	Material	Catalyst
Equity Engineering Group	CW3259	Corporate	Service	Systems
Eventive Productions, Inc.	CW3622	Corporate	Service	Administrative
FedEx Services	CW16761	Corporate	Service	Administrative
Fisher Scientific	CW11588	Corporate	Material	Materials
Grainger Industrial Supply	CW34043	Corporate	Material	Materials
Granite Telecommunications	CW4566	Corporate	Material	Systems
Gulf Chemical and Metallurgical Corporation (GCMC)	CW19945	Corporate	Material	Catalyst
Haldor Topsoe Inc	CW35677	Corporate	Material	Chemicals
Heraeus Metal Processing Inc.	CW4211	Corporate	Material	Catalyst
Hertz Corporation	CW4098	Corporate	Service	Administrative
HRSmart Inc	CW3539	Corporate	Material	Systems
[RESERVED]
Infineum USA LP	CW26150	Corporate	Material	Chemicals
Intercat	CW4068	Corporate	Material	Chemicals
Iris Power Engineering	CW36377	Corporate	Service	Maintenance

Schedule 2.2.6

Excluded Assets: Contracts

Vendor Name	Contract #	Local or Corporate	Material or Service	Commodity
Jacobs Consultancy Inc.	CW3303	Corporate	Material	Systems
Jacobs Engineering Group Inc	CW31073	Corporate	Service	Engineering
Jurva Leak Testing, Inc.	NER15604	Corporate	Service	Construction
Kellogg Brown & Root, Inc.	CW34959	Corporate	Service	Engineering
Kidde Fire Fighting	CW16286	Corporate	Material	Chemicals
Laboratory Corporation of America Holdings	CW2387	Corporate	Material	Administrative
Level 3 Communications, LLC	CW20856	Corporate	Service	Systems
Liberty Mutual Insurance Company	CW34228	Corporate	Service	Administrative
Lin & Associates	CW17951	Corporate	Service	Engineering
[RESERVED]
Marking Services Inc.	CW25946	Corporate	Service	Engineering
Microsoft Licensing, GP	CW2416	Corporate	Material	Systems
Odorization Technology Inc. (Odortech)	CW9195	Corporate	Material	Chemicals
Officemax Contract, Inc.	CW6486	Corporate	Material	Materials
Pace Analytical Services, Inc.	CW2847	Corporate	Service	Environmental
Panalytical Inc.	CW34545	Corporate	Service	Maintenance
Proactive Performance Solutions Inc	CW5335	Corporate	Material	Systems
Prudential Relocation	CW6186	Corporate	Service	Systems
QC Laboratories	CW35588	Corporate	Service	Environmental
Quality Transportation Services Inc	CW22038	Corporate	Material	Systems
[RESERVED]
Roux Associates Inc	CW11307	Corporate	Service	Environmental
Safety Kleen Systems, Inc.	CW34909	Corporate	Service	Environmental
SAP America, Inc.	CW6014	Corporate	Material	Systems
Saybolt Inc	CW15846	Corporate	Service	Administrative
Schenck Trebel	CW30675	Corporate	Service	Maintenance
Sealtec - Division of Sealco, Inc.	NER11219	Corporate	Service	Maintenance
SGS North America Inc. Oil, Gas & Chemicals Services Division	CW6413	Corporate	Material	Administrative
Shaw Group	CW7469	Corporate	Material	Chemicals
Sherwin-Williams Company, The (Inc)	CW2780	Corporate	Material	Chemicals
Sid Harvey Industries, Inc.	CW31854	Corporate	Material	Chemicals

Schedule 2.2.6

Excluded Assets: Contracts

Vendor Name	Contract #	Local or Corporate	Material or Service	Commodity
Sloan Brothers Company	CW36517	Corporate	Service	Engineering
Sprint Corporation	CW8020	Corporate	Service	Systems
SSOE, Inc.	CW15872	Corporate	Service	Engineering
Symantec	CW18234	Corporate	Service	Systems
Syntex Management Systems, Inc.	CW2756	Corporate	Service	Systems
TDW Services Inc.	CW19838	Corporate	Service	Construction
The Source Group Inc	CW8984	Corporate	Service	Environmental
TiPS Incorporated	CW32001	Corporate	Service	Engineering
Tracerco	CW6760	Corporate	Service	Engineering
Training Specialties Inc.	CW31961	Corporate	Service	Equipment
Transcat Corp.	CW30090	Corporate	Service	Maintenance
Tricat Inc.	CW34179	Corporate	Material	Catalyst
Trinity Consultants	CW8988	Corporate	Service	Environmental
United Color Manufacturing Inc	CW7612	Corporate	Material	Chemicals
United Laboratories Intl, Inc.	CW22359	Corporate	Material	Chemicals
URS Corp	CW31080	Corporate	Service	Engineering
Verizon Business Network Services Inc	CW8460	Corporate	Service	Systems
Verizon Select Services Inc.	CW20100	Corporate	Service	Systems
VIM Technologies, Inc.	CW5509	Corporate	Service	Maintenance
Webb Murray & Associates Inc	CW8961	Corporate	Service	Environmental
Wisco Enterprises LP	MH14613	Corporate	Service	Maintenance
World Travel Inc	CW15777	Corporate	Service	Administrative

Schedule 2.2.6

Excluded Assets: Contracts

2.	Multi-Site Agreements Subject to Section 2.5(b)

a.	The following corporate-wide material and service contracts:

Air Liquide America Specialty Gases, LLC	CW36157	Material	Materials

Airgas, Inc.	CW3028	Material	Chemicals

Albemarle Corp	CW33860	Material	Catalyst

Allied Waste Services/BFI	CW32405	Service	Environmental

Baker-Petrolite	CW8908	Material	Chemicals

Basic Chemical Solutions	CW33545	Material	Chemicals

Calgon Carbon Corporation	CW2609	Material	Chemicals

Cintas Corporation	CW10698	Material	Materials

Flowserve Corp (formerly Durametallic)	CW34432	Material	Equipment

Gexpro	CW27747	Material	Materials

Hagemeyer North America	CW22382	Material	Materials

Honeywell International Inc.	CW34312	Service/Material	Systems

International Business Machines Corporation	CW16716	Service	Systems

Merichem Chemicals & Refinery Services, LLC	CW4473	Service	Environmental

Nalco Energy Services	CW11573	Material	Chemicals

Praxair Services Inc.	CW5377	Material	Chemicals

Shell Lubricants	CW7603	Material	Chemicals

Univar USA	CW7750	Material	Chemicals

Univar USA	CW2766	Material	Chemicals

Univar USA	CW30238	Material	Chemicals

Williams Scotsman, Inc.	CW25452	Service	Maintenance

Schedule 2.2.6

Excluded Assets: Contracts

Wilson, Inc.	CW29634	Material	Materials

Xerox Global Services, Inc	CW8171	Service	Equipment

ZeroChaos	CW26417	Service	Administrative

Automotive Resources International	CW2754	Material	Administrative

Automotive Resources International	CW2743	Material	Administrative

Bafco, Inc.	CW35478	Service	Maintenance

Bently Nevada Corporation	CW28681	Service	Construction

Beville Engineering, Inc.	CW26433	Service	Engineering

Conam & Engineering Svs. Inc.	NER15939	Service	Maintenance

Eastern Controls	CW11593	Service	Maintenance

Equity Engineering Group	CW16436	Service	Engineering

GE Energy Services	NER15700	Service	Maintenance

Hydrochem Industrial Services, Inc.	CW18841	Service	Maintenance

Intertek - Caleb Brett, U.S.A.	CW13097	Service	Administrative

Lubrication Systems Company	CW31732	Service	Maintenance

Marshall-Teichert Group, Ltd.	CW21940	Service	Maintenance

Mechanical Integrity Inc.	NER15561	Service	Maintenance

Middough Consulting Associates, Inc.	CW31049	Service	Engineering

OBR Cooling Towers	CW31835	Service	Construction

Orbital Engineering Inc	CW31055	Service	Engineering

Petroval Inc	CW7857	Material	Catalyst

Robert J Jenkins & Company	NER15917	Service	Maintenance

RSC Equipment Rental	CW31309	Service	Equipment

Schedule 2.2.6

Excluded Assets: Contracts

[RESERVED]

Superheat Services Inc.	CW17533	Service	Maintenance

[RESERVED]

Clean Harbors Environmental Svc Inc	CW27478	Corporate	Service

Environmental Resources Management	CW3189	Corporate	Service

Hull & Associates, Inc.	CW21480	Corporate	Service

Marine Pollution Control	CW23974	Corporate	Service

Ross Environmental Services, Inc.	CW7721	Corporate	Service

Sage Environmental	CW34499	Corporate	Service

b.	The following contracts with multi-site locations:

Title of Contract	Sunoco Party	Counterparty Name	Term	Locations to be Excluded
Supply Agreement	Sunoco, Inc. (R & M)	Mansfield Oil Company of Gainsville Inc.	7/1/10 – 6/30/11	Belmont, Blawnox, Mechanicsburg

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Air Canada	7/1/10 – 6/30/11	Rochester, NY; Philadelphia, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Air Transport International LLC	3/1/09 – 6/30/10 Contract was extended to Nov 2010 with on-going negotiation to extend to 2011.	Rochester, NY

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	AirTran Airways Inc.	5/1/10 – 3/31/11	Rochester, NY; Buffalo, NY

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	American Airlines, Inc	3/1/10 – 10/31/12	Pittsburgh, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	AvFuel Corporation	3/1/09 – 3/30/12	Buffalo, NY; Rochester, NY; Philadelphia, PA; Coraopolis, PA;

Schedule 2.2.6

Excluded Assets: Contracts

Title of Contract	Sunoco Party	Counterparty Name	Term	Locations to be Excluded

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Brendan Airways, LLC.	10/1/10 – 9/30/11	Philadelphia

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Arrow Energy Inc.	8/1/09 – 7/31/10 Verbal agreement to extend to Nov 2011	Coraopolis

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	ConocoPhillips, Inc.	10/1/09 – 9/20/10 Verbally negotiating to extend to Nov 2011.	Paulsboro, NJ; Buffalo, NY; Rochester, NY;;

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Continental Airlines, Inc.	7/1/10 – 6/30/11	Buffalo, NY; Rochester, NY; Syracuse, NY; Linden, NJ

[RESERVED]

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Eastern Aviation Fuels of N.C.	5/1/10 – 4/30/11	Coroapolis, PA; Paulsboro, NJ; Rochester, NY; Buffalo, NY;

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Epic Aviation	1/1/10 – 12/31/10	Paulsboro, NJ; Coraopolis, PA; Rochester, NY

Aviation Fuel Supply Agreement	Sunoco, Inc. (R & M)	Federal Express	4/9/07 - 5/31/11	Buffalo, NY; Rochester, NY; Pittsburgh, PA; Syracuse, NY

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Frontier Airlines	7/1/10 – 6/30/11	Pittsburgh, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Jazz Air, Inc	7/1/10 – 6/30/11	Philadelphia, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Material Services Co.	9/1/10 – 8/31/11	Binghamton, NY & Elmira, NY

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Penauille Servisair LLC	7/1/10 – 6/30/11	Buffalo

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	United Parcel Services	7/1/09 – 6/30/11	Syracuse, NY; Buffalo, NY; Pittsburgh, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Western Petroleum	1/1/10 – 12/31/10	Cleveland, OH

Schedule 2.2.6

Excluded Assets: Contracts

Title of Contract	Sunoco Party	Counterparty Name	Term	Locations to be Excluded

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	Jet Blue Airways c/o World Fuel Services	7/1/10 – 6/30/11	Buffalo, NY; Rochester, NY; Syracuse, NY; Pittsburgh, PA

Jet Fuel Supply Agreement	Sunoco, Inc. (R & M)	United Parcel Services	7/1/09 – 6/30/11	Syracuse, NY; Buffalo, NY; Pittsburgh, PA

Supply Agreement	Sunoco, Inc. (R&M)	Dixie Chemical Company, Inc.	1/1/10 – 12/31/10 One year

Supply Agreement	Sunoco, Inc. (R&M)	Dover Chemical Corporation.	4/1/10 – 12/31/10 automatic renewal for additional one-year periods, unless 90 days prior written notice of termination

Supply Agreement	Sunoco, Inc. (R&M)	Gulf Bayport Chemicals L.P.	1/1/10 – 12/31/10

Supply Agreement	Sunoco, Inc. (R&M)	Pilot Chemical Company	6/1/08 – 12/31/08 automatic renewal for additional one-year periods, unless 90 days prior written notice of termination

Supply Agreement	Sunoco, Inc. (R&M)	Vertellus Health and Specialty Products, LLC	1/1/09 – 12/31/09 automatically renewed for successive one year periods unless 90 days prior written notice of termination

Supply Agreement	Sunoco, Inc. (R&M)	INDSPEC Chemical Corporation	1/1/08 – 12/31/09 then automatic renewal for additional one year periods unless 360 days prior written notice

Cancellation of Supply Agreement	Sunoco, Inc. (R&M)	INDSPEC Chemical Corporation	Agreement will expire on 12/31/10	N/A

[RESERVED]

Products Terminal Services Agreement	Sunoco Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	5 years commencing March 1, 2007.	Terminals: Belmont, Blawnox, Delmont, Eldorado/Altoona, Exton, Fullerton, Inwood, Kingston,

Schedule 2.2.6

Excluded Assets: Contracts

Title of Contract	Sunoco Party	Counterparty Name	Term	Locations to be Excluded

Malvern, Mechanicsburg, Montello, Newark, Northumberland, Paulsboro, Piscataway, Pittsburgh, Rochester, Tamaqua, Tonawanda, Twin Oaks, Vanport, WIllowGrove,

Storage Services Agreement	Sunoco, Inc. (R&M) (customer)	Sunoco Pipeline L.P.	The term of this Agreement shall commence on June 1, 2010 and end on May 31, 2011.	Icedale,

Storage Services Agreement	Sunoco, Inc. (R&M) (customer)	Sunoco Partners Marketing & Terminals L.P.	The term of this Agreement shall commence on June 1, 2010 and end on May 31, 2011.	Altoona, Baltimore, Delmont, Kingston, Mechanicsburg, Montello, Newark, Northumberland, Piscataway, Rochester, Romulus, Tamaqua, Tonawanda, Willow Grove

Title of Contract	Sunoco Party	Counter Party	Effective Date and Term of Agreement	Locations to be Excluded

[RESERVED]

Gasoline Purchase Agreement	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	Document dated February 24, 2010; Agreement concluded on February 2, 2010	Pittsburg, PA Mechanicsburg, PA Montello, PA

Schedule 2.2.6

Excluded Assets: Contracts

Title of Contract	Sunoco Party	Counter Party	Effective Date and Term of Agreement	Locations to be Excluded
			For the term February 1, 2010 through December 31, 2010 (with an evergreen renewal with 90 days’ notice of cancellation)	Baltimore, MD Tonawanda, NY
[RESERVED]
[RESERVED]
[RESERVED]
[RESERVED]
Term Gasoline Purchase (P66513 and P66525)	Sunoco, Inc (R&M)	Sunoco Partners Marketing & Terminals L.P.	Dated October 29, 2010 For the term from September 1, 2010 through May 31, 2011 (with an evergreen renewal with 90 days’ notice)	Pittsburg, PA Mechanicsburg, PA Montello, PA Baltimore, MD Tonawanda, NY
Storage and Service Agreement	Sunoco, Inc. (R&M)	Canal Terminal Company	Effective January 1, 2008 for a term of 2 years with automatic annual extensions.

Master Transportation Agreement (Contract REG-NS-C-19903) effective 8/1/10 by and between Sunoco, Inc. (R&M) and Norfolk Southern Railway Company, as amended

Transportation Agreement (Contract REG-NS-C-19921) effective 8/1/10 by and between Sunoco, Inc. (R&M) and Norfolk Southern Railway Company (and Consolidated Subsidiaries)

Private Price List and Contract (CSXT 44213) effective 8/25/10 between Sunoco, Inc. (R&M) and CSX Transportation Chemicals, as amended

Schedule 2.2.6

Excluded Assets: Contracts

Transportation Contract LVRM-C-0075 effective 1/1/10 , by and between Lehigh Valley Rail Management, LLC and Sunoco, Inc. (R&M) and its affiliates (including Epsilon Products Company and Sun Petrochemicals Company) (Amendment No. 3 supersedes previous versions of contracts)

Master Service Contract (MSC C-8287) dated July 18, 2005 by and between American Railcar Leasing LLC and Sunoco, Inc. (R&M) subsidiaries and affiliates including Epsilon Products Company LLC and Sun Petrochemicals Corporation, as amended

Master Railcar Lease dated 1/19/99 by and between the CIT Group/Equipment Financing, Inc. and Epsilon Products Co., as amended

Car Service Contract dated 10/11/82 by and between General American Transportation Corp. (GATX) and Sun Refining and Marketing Company, as amended

Car Leasing Agreement No. 8222-40 dated 9/2/97 by and between General Electric Railcar Service Corp. and Sunoco, Inc. (R&M), as amended

Railroad Car Lease Agreement dated 3/5/01 by and between Trinity Industries Leasing Company and Sunoco, Inc. (R&M), as amended

Car Service Agreement dated 3/1/86 by and between Union Tank Car Company and Sun Refining and Marketing Company, as amended

Emergency Services Contract with Eagle Construction and Environmental dated June 23, 2008 (CW 16926)

Emergency Services Contract with React Environmental Services, Inc. dated June 23, 2008 (CW 16924)

Emergency Services Contract with Specialized Professional Services, Inc. dated June 23, 2008 (CW 16914)

Transportation Service Agreement effective 4/1/07 with K-Limited Carrier Corp.

Services Agreement effective 3/1/10 with SCO Logistics, Inc.

QTSI Rail Service Agreement

Field Services Contract dated January 1, 2005 by and between Sunoco, Inc. (R&M) and Rescar, Inc., as amended.

Transportation Service Agreement effective December 9, 2003 by and between Sunoco, Inc. (R&M) and L.T. Harnett Trucking, Inc., as amended.

Agreement by and between Sunoco, Inc. (R&M) and Quality Carriers, Inc.

Transload and Services Agreement dated April 1, 2006 by and between Sunoco, Inc. (R&M) and Transflo Terminal Services, Inc., as amended.

Sale Agreement by and between Sunoco, Inc. (R&M) and Kildair Services Ltd., as amended.

Schedule 2.2.21

Excluded Assets: Equipment

1.	Common Spare Equipment Located at Marcus Hook, PA refinery and subject to Section 6.15 of the Agreement:

PRT Start-up Turbine Rotor;

Spare Rotor Serial Number: 501E162EC

Rotor fits Toledo PRT Turbine

Turbine Model Number: DRV325

Turbine Serial Number: 152195

2.	Significant Equipment Owned by Third Parties:

Linde Hydrogen Plant

Veolia/TWO Water Treatment Plant

Rescar Railroad Car Trackmobile

Two Rental Air Compressors

Rental exchanger for ULSD product cooling

Linde Nitrogen Skid

Chemical and Water treatment systems

Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

3.	Escrow Agreement by and among Seller, The Toledo Edison Company, and The Bank of New York Trust Company, N.A., as escrow agent, dated on or about February 20, 2008, and the related escrow account at The Bank of New York Trust Company in the approximate amount of $13.32 million, each of which relates to Sunoco, Inc. (R&M) v. Public Utilities Commission of Ohio – Ohio Supreme Court, Case No. 2009-0880.

4.	The following assets intended to be conveyed to SXL prior to Closing:

c.	8” Buckeye to Inland Pipeline, including any easements or rights of way benefiting same.

d.	12” Product (DOT) Pipeline (CA-1659), including any easements or rights of way benefiting same.

e.	Building commonly referred to as “Toledo Terminal” and underlying and surrounding land, as more particularly described on the attachment hereto (the “Toledo Terminal”).

f.	Pump Station located in the southeast corner of the tank farm site and underlying and surrounding land, as more particularly described on the attachment hereto (the “Pump Station”).

5.	Vacant land of Seller located to the east of the tank farm site and to the west of I-280, as more particularly described on the attachment hereto (the “Farm Parcel”).

6.	12” Gasoline (DOT) Pipeline (CA-12-188), including any land owned by Seller (other than the Owned Real Property) over, upon, through, or under which such pipeline runs, and any easements or rights of way benefiting same.

7.	8” #42 Pipeline, including any land owned by Seller (other than the Owned Real Property) over, upon, through, or under which such pipeline runs, and any easements or rights of way benefiting same.

8.	8” #43 Pipeline, including any land owned by Seller (other than the Owned Real Property) over, upon, through, or under which such pipeline runs, and any easements or rights of way benefiting same.

9.	16” Pipeline running between the Buckeye York Pump Station and the BP Oil Refinery, including any land owned by Seller (other than the Owned Real Property) over, upon, through, or under which such pipeline runs, and any easements or rights of way benefiting same.

10.	The ownership interest of Sun Petrochemicals, Inc. (an Affiliate of Seller) in Sun Petrochemicals Company, a Pennsylvania General Partnership.

Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

11.	Corporate back office applications including but not limited to such functions as the general ledger (Infor), supply chain scheduling system (Sigma), HR (Peoplesoft), and purchasing (Ariba) are excluded assets but maybe used to perform transition services.

12.	Sunoco gas card inventory.

13.	The following manufacturing applications:

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-846	Sunoco@Work R&S, Coke, Ethanol	Company Intranet Primary document management, collaboration, and communication tool	Company Intranet, performs variety of functions, legal, communication, collaboration, etc.	N/A
RS&C-543	API Technical DataBook	Chemical Properties Reference	Process Engineering	Unlimited
RS&C-828	ePRiSM	Training management system	Training	Per Active User
RS&C-831	Opus Professional	CBT creation tool. Used with Eprism	Training	Seat

14.	The following infrastructure applications:

Application Name	Comment	Location of Server
Exchange Service (including Outlook Web Access)	Enterprise wide Email system	Microsoft BPOS
Blackberry Service	Enterprise wide Blackberry Server	Microsoft BPOS
Microsoft Active Sync	Enterprise wide Smart Phone Email Sync	Microsoft BPOS
Live Meeting	Meeting organization software - subscription based	Microsoft BPOS
Tripwire	Monitoring Package	Toledo
NetlQ	Monitoring Package	Toledo
TSM	Backup Software	Toledo
Trend Anti Virus	Anti Virus	Toledo
Altiris Server Agent	Inventory agent	Toledo
Altiris Deployment Server	Deployment Server	Toledo

Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Client VPN Services	Corporate Remote Access System	Annapolis
Site to Site IPSec VPN Services	Corporate Business to Business	Annapolis
SSL VPN Services	Corporate Remote Access System	Annapolis
Desktop Packaging Services	Compucom Service to Package desktop applications	Paulsboro
Desktop Integration and Testing Service/ Software Deployment	Compucom Helpdesk System	Paulsboro
Helpdesk Support Scripts	Compucom Helpdesk System	Dallas, TX
Local Printing Services	Local Print Server	Toledo
Desktop Patching Service	Compucom Service to apply patches to desktops	Paulsboro
Internet Access Service	Corporate Internet Service	Annapolis
External FTP Service	Corporate EFT Service	Omaha, Annapolis
WAN / LAN Support Service	Corporate Support Service	All Sites
PBX Phone Support Service	Corporate Support Service	All Sites
Active Directory / Account Services	Corporate Support Service	Philadelphia

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Legal Description

(Toledo Terminal)

Parcel 1:

LEGAL DESCRIPTION: SUN OIL PARCEL “A”

Being a part of Section 7, Town 10 South, Range 8 East, all of Lots 25-31, inclusive, 64 and 65, a part of Lots 15 - 24, inclusive, and part of Lot 90 and vacated streets and alleys adjacent thereto, all of the same being in Russwinckel’s Addition, as recorded in Volume 19, Page 37, Lucas County Book of Plats, City of Toledo, Lucas County, Ohio, bounded and described as follows:

Commencing at brass plate monument at the intersection of the East line of Section 7 and the centerline of Woodville Road, so called, also known as State Route 51, so called.

Thence North 01 degree, 23 minutes, 48 seconds West along the East line of Section 7 a distance of 54.53 feet to a point on the Northerly 42.5-foot right-of-way of Woodville Road, from said point a spike is found 0.06 feet East.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northerly 42.5-foot right-of-way of Woodville Road a distance of 54.66 feet to a magnetic nail set, said point being the true point of beginning.

Thence continuing North 52 degrees, 35 minutes, 53 seconds West along the Northerly 42.5-foot right-of-way of Woodville Road a distance of 360.43 feet to a drilled hole set on the centerline of vacated Holmes Street, so called.

Thence North 01 degree, 23 minutes, 48 seconds West along the centerline of vacated Holmes Street a distance of 9.62 feet to a drilled hole set on the Northerly 50-foot right-of-way of Woodville Road.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northerly 50-foot right-of-way of Woodville Road a distance of 353.04 feet to a point, from said point a drilled hole can be found from said point a drilled hole is found 0.20 feet South and 0.10 feet East.

Thence North 09 degrees, 13 minutes, 35 seconds East a distance of 17.02 feet to a drilled hole set on a line 16 feet Southeast of and parallel with the Northwest line of Lot 15 in Russwinckel’s Addition.

Thence South 37 degrees, 16 minutes, 11 seconds West along a line that is 16 feet Southeast of and parallel with the Northwest line of Lot 15, a distance of 15.00 feet to a point on the Northerly right-of-way of Woodville Road.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northerly right-of-way of Woodville Road, a distance of 8.00 feet to a point on the centerline of a 16 foot wide alley vacated by Ordinance 211-10 and said vacation being recorded in Lucas County Instrument #20100520-0020443.

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Thence North 37 degrees, 16 minutes, 11 seconds West along the centerline of a vacated alley, a distance of 108.00 feet to the centerline of a 16 foot wide alley vacated by Ordinance 96-466.

Thence North 52 degrees, 35 minutes, 53 seconds West along the centerline of the vacated alley, a distance of 8.00 feet to a point on the Southeasterly line of Lot 14.

Thence North 37 degrees, 16 minutes, 11 seconds East along the Northwest line of Lots 31 and 64, in Russwinckel’s Addition and crossing vacated Sun Street a distance of 308.00 feet to a point, from said point an iron pipe is found 0.04 feet North and 0.21 feet East.

Thence North 41 degrees, 11 minutes, 32 seconds East a distance of 10.20 feet to a 1/2 inch galvanized steel pipe set.

Thence South 48 degrees, 26 minutes, 30 seconds East a distance of 29.72 feet to a point.

Thence South 06 degrees, 46 minutes, 36 seconds East a distance of 18.76 feet to a 1/2 inch galvanized steel pipe set.

Thence South 01 degree, 11 minutes, 41 seconds East a distance of 64.31 feet to 1/2 inch galvanized steel pipe set.

Thence South 45 degrees, 17 minutes, 53 seconds East a distance of 30.44 feet to a 1/2 inch galvanized steel pipe set.

Thence North 89 degrees, 44 minutes, 37 seconds East a distance of 71.92 feet to a point.

Thence South 84 degrees, 38 minutes, 47 seconds East a distance of 24.93 feet to a point.

Thence South 70 degrees, 49 minutes, 20 seconds East a distance of 40.51 feet to a 1/2 inch galvanized steel pipe set.

Thence South 62 degrees, 21 minutes, 57 seconds East a distance of 39.28 feet to a 1/2 inch galvanized steel pipe set.

Thence South 02 degrees, 49 minutes, 04 seconds East a distance of 237.24 feet to a point.

Thence North 88 degrees, 43 minutes, 22 seconds East a distance of 103.20 feet to a drilled hole set.

Thence South 01 degree, 37 minutes, 08 seconds East a distance of 64.46 feet to a drilled hole set.

Thence South 88 degrees, 15 minutes, 14 seconds West a distance of 21.92 feet to a magnetic nail set.

Thence South 01 degrees, 33 minutes, 31 seconds East a distance of 114.15 feet to a drilled hole set.

Thence South 01 degree, 51 minutes, 41 seconds East a distance of 231.33 feet to the true point of beginning.

Containing 223,624.70 square feet or 5.134 acres of land.

PRIOR DEED REFERENCES: Volume 364, Page 308; Volume 1240, Pages 465, 469, 471, 472 and Ordinance No. 211-10, Instrument No. 20100520-0020443, Lucas County Records.

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Tax Parcel No.:

Parcel 2:

LEGAL DESCRIPTION: Sun Refining and Marketing Company, Part of the Southeast 25’ of Lot 13, Russwinckel’s Addition:

Being part of the Southeast 25 feet of Lot 13 and  1/2 of the vacated alley adjacent thereto in Russwinckel’s Addition in the City of Toledo, Lucas County, Ohio, bounded and described as follows:

Commencing at a lead plug in a metal disc monument found at the intersection of the centerline of Woodville Road, so called and the East line of Section 7, Town 10 South, Range 8 East.

Thence North 52 degrees, 35 minutes, 53 seconds West along the centerline of Woodville Road, a distance of 862.21 feet to a point on the Southwesterly prolongation of the Southeasterly line of Lot 13 in Russwinckel’s Addition.

Thence North 37 degrees, 16 minutes, 11 seconds East along the Southeasterly line of Lot 13 and its Southwesterly prolongation, a distance of 42.00 feet to a point on the Northeasterly right-of-way of Woodville Road, said point being the true point of beginning.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northeasterly right-of-way of Woodville Road, a distance of 25.00 feet to a point on a line that is parallel with and 25.00 feet distant from the Southeasterly line of Lot 13. From said point a cross-cut can be found 0.23 feet North and 0.57 feet West.

Thence North 37 degrees, 16 minutes, 11 seconds East along a line that is parallel with and 25.00 feet distant from the Southeasterly line of Lot 13, a distance of 116.00 feet to a magnetic nail set on the centerline of a 16 foot wide alley vacated by Ordinance 96-466 and said vacation being recorded in Lucas County Deed 96-281 Ell.

Thence South 52 degrees, 35 minutes, 53 seconds East along the centerline of the 16 foot wide vacated alley, a distance of 25.00 feet to a point on the Southeasterly line of Lot 13.

Thence South 37 degrees, 16 minutes, 11 seconds West along Southeasterly line of Lot 13, a distance of 116.00 feet to the true point of beginning.

Containing 2,900.00 square feet or 0.067 acres of land.

PRIOR DEED REFERENCES: Microfiche 91 372A12, Lucas County Records.

Tax Parcel No. 13-32387

Parcel 3:

LEGAL DESCRIPTION: Sun Refining and Marketing Company, Part of Lot 14, Russwinckel’s Addition:

Being part of the Lot 14 and 1/2 of the vacated alleys adjacent thereto in Russwinckel’s Addition in the City of Toledo, Lucas County, Ohio, bounded and described as follows:

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Commencing at a lead plug in a metal disc monument found at the intersection of the centerline of Woodville Road, so called and the East line of Section 7, Town 10 South, Range 8 East.

Thence North 52 degrees, 35 minutes, 53 seconds West along the centerline of Woodville Road, a distance of 862.21 feet to a point on the Southwesterly prolongation of the Northwesterly line of Lot 14 in Russwinckel’s Addition.

Thence North 37 degrees, 16 minutes, 11 seconds East along the Northwesterly line of Lot 14 and its Southwesterly prolongation, a distance of 42.00 feet to a  1/2” galvanized steel pipe set on the Northwesterly line of Lot 14, said point being the true point of beginning.

Thence continuing North 37 degrees, 16 minutes, 11 seconds East along the Northwesterly line of Lot 14, a distance of 116.00 feet to a point on the centerline of 16 foot wide alley vacated by Ordinance 96-466 and said vacation being recorded in Lucas County Deed 96-281E11.

Thence South 52 degrees, 35 minutes, 53 seconds East along the centerline of the vacated alley, a distance of 38.00 feet to a magnetic nail set on the Northeasterly prolongation of the centerline of a 16 foot wide alley vacated by Ordinance 211-10 and said vacation being recorded in Lucas County Instrument #20100520-0020443.

Thence South 37 degrees, 16 minutes, 11 seconds West along the centerline of the vacated alley and its Northeasterly prolongation, passing a magnetic nail set at 8.00 feet, an overall distance of 108.00 feet to a point on the Northeasterly right-of-way of Woodville Road.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northeasterly right-of-way of Woodville Road, a distance of 8.00 feet to a point on the Southeasterly line of Lot 14

Thence South 37 degrees, 16 minutes, 11 seconds West along the Southeasterly line of Lot 14, a distance of 15.00 feet to a set magnetic nail.

Thence South 70 degrees, 25 minutes, 14 seconds West, a distance of 27.43 feet to a magnetic nail set on the Northeasterly right-of-way of Woodville Road.

Thence North 52 degrees, 35 minutes, 53 seconds West along the Northeasterly right-of-way of Woodville Road, a distance of 15.00 feet to the true point of beginning.

Containing 4,171.64 square feet or 0.096 acres of land.

PRIOR DEED REFERENCES: Microfiche 91 372A12 and Ordinance No. 211-10, Instrument No. 20100520-0020443, Lucas County Records.

Tax Parcel No.: 13-32391

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Legal Description

(Pump Station)

Being part of the Southeast  1/4 of Section 8 in Town 10 South, Range 8 East, in the City of Oregon, Lucas County, Ohio, bounded and described as follows:

Commencing at a 1” iron bar monument found at the intersection of the centerlines of Wheeling Street, so called, and Brown Road, so called. Said monument also being the true point of beginning.

Thence North 84 degrees, 02 minutes, 38 seconds West along the centerline of Brown Road, a distance of 308.05 feet to a point.

Thence North 01 degree, 36 minutes, 37 seconds West, passing an iron bar monument at 30.26 feet, an overall distance of 172.37 feet to an iron bar monument.

Thence North 88 degrees, 21 minutes, 02 seconds East, a distance of 34.92 feet to an iron bar monument.

Thence North 01 degree, 48 minutes, 02 seconds West, a distance of 25.14 feet to an iron bar monument.

Thence North 88 degrees, 19 minutes, 29 seconds East, a distance of 29.79 feet to an iron bar monument.

Thence North 01 degree, 34 minutes, 12 seconds West, a distance of 120.82 feet to an iron bar monument.

Thence North 88 degrees, 17 minutes, 49 seconds East, passing an iron bar monument at 210.23 feet, an overall distance of 240.23 feet to a point on the centerline of Wheeling Street.

Thence South 01 degree, 40 minutes, 41 seconds East along the centerline of Wheeling Street, a distance of 359.34 feet to the true point of beginning.

Containing 94,696.80 square feet or 2.174 acres of land, of which 19,052.53 square feet or 0.437 acres of land are within the public road right-of-way.

PRIOR DEED REFERENCE: Volume 955, Page 558, Lucas County Records.

Tax Parcel No.: Part of 44-21751 (Lot Split)

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

Legal Description

(Farm Parcel)

Situated in the Township of Oregon, County of Lucas, State of Ohio, described as follows:

PARCEL 1:

THE SOUTH 22.5 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION NUMBER 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, EXCEPTING THEREFROM THE EAST 20 RODS OF THE SOUTH 40 RODS THEREOF, AND CONTAINING, AFTER SAID EXCEPTION 17.5 ACRES OF LAND.

PARCEL 2:

THE EAST 14/19 OF THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, WHICH LIES SOUTH OF THE NORTH 61 ACRES OF SAID WEST 1/2 OF THE SOUTHWEST 1/4 OF SAID SECTION, CONTAINING 14.90 ACRES, MORE OR LESS.

PARCEL 3:

THE WEST 138 1/3 FEET OF THE EAST 281 2/3 FEET OF THE TRACT OF LAND DESCRIBED AS FOLLOWS:

THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS 20 RODS WEST FROM THE SOUTH 1/4 POST OF SAID SECTION 9; THENCE NORTH AT RIGHT ANGLES TO SAID SOUTH LINE OF SAID SECTION 9, A DISTANCE OF 40 RODS; THENCE WEST PARALLEL WITH SAID SOUTH LINE OF SAID SECTION 9, A DISTANCE OF 40 RODS; THENCE SOUTH A DISTANCE OF 40 RODS TO THE SOUTH LINE OF SAID SECTION 9; THENCE EAST ON SAID SECTION LINE A DISTANCE OF 40 RODS TO THE PLACE OF BEGINNING, SAID PARCEL OF LAND HAVING A UNIFORM WIDTH OF 138 1/3 FEET AND A DEPTH OF 40 RODS.

PARCEL 4:

THE EAST 1/2 OF THE SOUTH 1/2 OF THE EAST 20 ACRES OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, CONTAINING 5 ACRES, MORE OR LESS. EXCEPTING THEREFROM THAT PORTION OF SAID PREMISES DEEDED TO THE Y.M.C.A. OF GREATER TOLEDO IN 77-715E03 AND 77-560A11 AND THAT PORTION LYING WITHIN 1-280.

PARCEL 5:

THE WEST 1/2 OF THE SOUTH 1/2 OF THE EAST 20 ACRES OF THE SOUTHWEST 1/4 OF SECTION 9, IN TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE OR LESS.

EXCEPTING THEREFROM THAT PORTION LYING WITHIN I-280.

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

PARCEL 6:

THE EASTERLY 138 1/3 FEET OF THE WESTERLY 378 1/3 FEET OF THE PARCEL OF LAND DESCRIBED AS FOLLOWS:

THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS 20 RODS WEST FROM THE SOUTH 1/2 POST OF SAID SECTION 9; THENCE NORTH AT RIGHT ANGLES TO SAID SOUTH LINE OF SAID SECTION 9, A DISTANCE OF 40 RODS; THENCE WEST PARALLEL WITH SAID SOUTH LINE OF SAID SECTION 9, A DISTANCE OF 40 RODS; THENCE SOUTH, A DISTANCE OF 40 RODS, TO THE SOUTH LINE OF SAID SECTION 9, AND THENCE EAST ON SAID SECTION LINE, A DISTANCE OF 40 RODS, TO THE PLACE OF BEGINNING, THE PARCEL HEREBY CONVEYED CONTAINING 2.09 ACRES, MORE OR LESS.

PARCEL 7:

THE WESTERLY 120 FEET OF THE PARCEL OF LAND DESCRIBED AS FOLLOWS: THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION NUMBER 9 IN TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, COMMENCING 20 RODS WEST FROM THE SOUTH 1/4 POST OF SAID SECTION NUMBER 9; THENCE NORTH AT RIGHT ANGLES TO SAID SECTION LINE 40 RODS; THENCE WEST PARALLEL TO SAID SOUTH LINE OF SECTION NUMBER 9, 40 RODS; THENCE SOUTH 40 RODS TO SAID SECTION LINE; THENCE EAST TO THE PLACE OF BEGINNING CONTAINING 10 ACRES.

PARCEL 8:

THE SOUTH 130.85 FEET OF THE NORTH 17 1/2 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/2 OF SECTION NUMBER 9, TOWN 10 SOUTH, RANGE 8 EAST IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, EXCEPTING THEREFROM THE NORTH 1014.02 FEET THEREOF.

PARCEL 9:

THE EASTERLY 120 FEET OF THE WESTERLY 240 FEET OF THE PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, DESCRIBED AS FOLLOWS: COMMENCING 20 RODS WEST FROM THE SOUTH 1/4 POST OF SAID SECTION 9; THENCE NORTH AT RIGHT ANGLES TO SAID SECTION LINE 40 RODS; THENCE WEST PARALLEL TO SAID SOUTH LINE OF SECTION NUMBER 9, 40 RODS; THENCE SOUTH 40 RODS TO SAID SECTION LINE; THENCE EAST TO THE PLACE OF BEGINNING, CONTAINING 10 ACRES, MORE OR LESS.

PARCEL 10:

THE SOUTH 7.57 ACRES OF THE NORTH 15 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH,

Attachment to Schedule 2.2.22

Excluded Assets: Miscellaneous Assets

RANGE 8 EAST IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CONCRETE MONUMENT ON THE WEST LINE OF SAID PARCEL THAT IS 1014.02 FEET SOUTH OF THE CENTER LINE OF PICKLE ROAD; THENCE CONTINUING SOUTH 0° 22’ 43” EAST ALONG THE WEST LINE OF SAID PARCEL 978.01 FEET TO A CONCRETE MONUMENT; THENCE NORTH 89° 31’ 10” EAST 337.51 FEET TO THE EAST LINE OF SAID PARCEL; THENCE NORTH 0° 23’ 45” WEST ALONG THE EAST LINE OF SAID PARCEL 976.48 FEET TO A POINT; THENCE SOUTH 89° 46’ 40” WEST 337.22 FEET TO THE PLACE OF BEGINNING, CONTAINING 7.57 ACRES MORE OR LESS.

PARCEL 11:

THE WEST 5/19 OF THAT PART OF THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, WHICH LIES SOUTH OF THE NORTH 61 ACRES OF SAID WEST 1/2 OF SAID SOUTHWEST 1/4 OF SAID SECTION 9, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST; THENCE NORTH 89 DEG. 31’ 10” EAST ALONG THE SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 350.71 FEET; THENCE NORTH 0 DEG 20’ 10” WEST PASSING THROUGH A CONCRETE MONUMENT 30 FEET NORTH OF SAID SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 660.43 FEET TO A CONCRETE MONUMENT; THENCE SOUTH 89 DEG. 38’ 55” WEST A DISTANCE OF 350.61 FEET TO THE WEST LINE OF SAID SECTION 9; THENCE SOUTH 0 DEG. 19’ 39” EAST ALONG THE WEST LINE OF SAID SECTION 9 A DISTANCE OF 661.21 FEET TO THE POINT OF BEGINNING CONTAINING 5.32 ACRES OF LAND, MORE OR LESS.

PARCEL 12:

THE SOUTH 30 ACRES OF THE SOUTH 61 ACRES OF THE WEST 1/2 OF THE SOUTHWEST  1/4 OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, IN OREGON TOWNSHIP, LUCAS COUNTY, OHIO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF SECTION 9, TOWN 10 SOUTH, RANGE 8 EAST, THAT IS 661.21 FEET NORTHERLY OF THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE NORTH 89° 38’ 55” EAST A DISTANCE OF 1332.34 FEET TO A CONCRETE MONUMENT; THENCE NORTH 0° 21’ 45” WEST A DISTANCE OF 981.05 FEET TO A POINT; THENCE SOUTH 89° 38’ 55” WEST A DISTANCE OF 1331.74 FEET TO A POINT ON THE WEST LINE OF SAID SECTION 9 THAT IS 981.05 FEET NORTHERLY OF THE POINT OF BEGINNING; THENCE SOUTH 0° 19’ 39” EAST ALONG THE WEST LINE OF SAID SECTION 9 A DISTANCE OF 981.05 FEET TO THE POINT OF BEGINNING, CONTAINING 30 ACRES OF LAND, MORE OR LESS.

Schedule 2.4.8

Retained Litigation

1.	In the Matter of Sunoco, Inc. (R&M) v. DHL Express and Aviation Fuels Corporation—Arbitration, Philadelphia, Pennsylvania

[REDACTED]

2.	Sunoco, Inc. (R&M) v. Public Utilities Commission of Ohio — Ohio Supreme Court, Case No. 2009-0880.

[REDACTED]

3.	National Crude Oil Investigation Subpoenas II Issued by the U.S. Futures Commodity Trading Commission.

[REDACTED]

4.	U.S. Immigration and Customs Enforcement Summons

72

Schedule 2.4.8

Retained Litigation

[REDACTED]

5.	Covent Fans Inc. v. Sunoco. Inc. (R&M) — Province of Quebec, District of Montreal, Case No. 500-22-172469-101.

[REDACTED]

6.	Cheney, et al v. Anco Insulations, Inc., et al. — District Court, East Baton Rouge, Louisiana, Case No. 500731.

[REDACTED]

7.	Noble, et al v. Anco Insulations, Inc., et al. — District Court, East Baton Rouge, Louisiana, Case No. 505827.

[REDACTED]

8.	Leffler (Personal rep, of the Est. of Lois Mac Leffler, deceased) v. A.W. Chesterton, et al. — Court of Common Pleas, Cuyahoga, Ohio, Case No. 06-587588.

[REDACTED]

9.	Schmidt (Special administrators of the heirs and Estate of Oakley Hatch, deceased) v. Arkema, Inc., et al. — Circuit Court, Madison County, Illinois, Case No. 08-L-789.

[REDACTED]

Schedule 2.4.8

Retained Litigation

10.	Keller v. Rapid American Corp., et al.—Circuit Court, Cook County, Illinois, Case No. 2009-L-007440.

[REDACTED]

11.	Clark v. Rapid American Corporation, et al.—Circuit Court, Cook County, Illinois, Case No. 2009-L-014399.

[REDACTED]

12.	Smotherman, et al. v. Advocate Mines LTD., et al.—Circuit Court, Madison County, Illinois, Case No. 10-L-143.

[REDACTED]

13.	Anding. et al. v. Anco Insulations. Inc., et al.—District Court, East Baton Rouge, Louisiana, Case No. 02-499868.

[REDACTED]

14.	Estate of Kathleen Lopresti v. A.W. Chesterton, Inc., et al.—Court of Common Pleas, Cuyahoga County, Ohio, Case No. 489640.

[REDACTED]

15.	Foster, et al. v. A. O. Smith Corp., et al.—Circuit Court, Madison County, Illinois, Case No. 10-L-338.

Schedule 2.4.8

Retained Litigation

[REDACTED]

16.	Baumgartner v. A. P. Green Services, Inc., et al.—Court of Common Pleas, Cuyahoga County, Ohio, Case No. 02-464011.

[REDACTED]

17.	Cordy. et al. v. A. O. Smith Corp., et al.—Circuit Court, Madison County, Illinois, Case No. 09-L-418.

[REDACTED]

18.	[REDACTED]

19.	[REDACTED]

Schedule 2.4.8

Retained Litigation

20.	Sunoco, Inc. (R&M) v. Enbridge, Inc., et al.—United States District Court, Southern District of New York, Case No. 09-01104

[REDACTED]

21.	Reference is made to those matters listed in Items 1-19[2] on Schedule 4.1.10(B1).

22.	Reference is made to those matters listed in Item 7 of Schedule 4.1.8.

2	The matter listed in Item 17 of Schedule 4.1.10(B) constitutes Retained Litigation pursuant to Section 2.4.8 of the Agreement only to the extent that Liabilities relating to such dispute relate to or are associated with the time period prior to the Closing.

Schedule 2.6.3.2

Hydrocarbon Inventory Value

PART I. HYDROCARBON INVENTORY QUANTIFICATION PROCEDURES

(A.)	OVERVIEW:

Reference is made to the Asset Sale and Purchase Agreement dated as of December 2, 2010 (the “Agreement”), by and among the Seller and the Buyer referenced therein. This document is Part I of this Schedule 2.6.3.2. Part II of Schedule 2.6.3.2 is attached hereto. All capitalized terms used in this Schedule 2.6.3.2 that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

Pursuant to the Agreement, the Buyer has agreed to purchase and the Seller has agreed to sell at the Closing the Hydrocarbon Inventory (as defined in the Agreement) and the value of such Hydrocarbon Inventory (calculated in accordance with Parts I and II of this Schedule 2.6.3.2) will, pursuant to Section 2.6.3 of the Agreement, constitute an upward adjustment to the Purchase Price.

The calculation of the value of the Hydrocarbon Inventory as of the Hydrocarbon Inventory Transfer Time (defined below) for purposes of the adjustment of the Purchase Price pursuant to Section 2.6.3 of the Agreement and the corresponding preparation of the Post-Closing Statement, shall be done in accordance with the physical inventory procedures identified below in this Part I of this Schedule 2.6.3.2 and by application of the valuation formulae identified in Part II of this Schedule 2.6.3.2.

The physical inventory shall measure Hydrocarbon Inventory as of 00:00:01 local time on the Closing Date (the “Hydrocarbon Inventory Transfer Time”).

(B.)	HYDROCARBON INVENTORY INCLUSIONS AND EXCLUSIONS:

For clarification, “Hydrocarbon Inventory” is defined in the Agreement as follows:

“Hydrocarbon Inventory” means the following hydrocarbon and hydrocarbon-derived inventory of the Seller located at or associated with the Facilities (which shall be measured and valued in accordance with Schedule 2.6.3.2): (i) raw materials (including crude oil and gas oil), feedstocks and intermediate stocks (including vacuum gas oil, light cycle oil, and naphtha) that are in transit to the Facilities in Third Party pipelines (or in pipelines owned or controlled by SXL) and raw materials, feedstocks and intermediate stocks designated as Sunoco-owned line fill in Third Party pipelines (or in pipelines owned or controlled by SXL) on which Seller ships such oil and stocks into the Facilities; (ii) raw materials, blendstocks (including ethanol, additives, biodiesel, and butane which is to be blended into a finished product), feedstocks and intermediate stocks that are located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time;-(iii) refined products (including gasoline, distillates, residuals, HARF, clarified slurry oil, sulfur, propanes, and butanes which are to be sold as finished product) located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or

Schedule 2.6.3.2

Hydrocarbon Inventory Value

controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (iv) petrochemical products (including benzene, toluene, xylene, tetramer and nonene) located at the Facilities, in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (v) tank heels associated with any of the foregoing; (vi) BS&W, intra-refinery line fill, and unit fill at the Facilities.

For purposes of calculating the value of Hydrocarbon Inventory pursuant to the Agreement, the Parties will exclude the following Hydrocarbon Inventory items and not make an adjustment to the final Purchase Price of the asset:

•	Intra-Refinery linefill;

•	BS&W in storage tanks;

•	Unit fill at the Facilities.

Waste water, sludge and storm water tanks included in the Purchased Assets will not be measured as of the Hydrocarbon Inventory Transfer Time and no Hydrocarbon Inventory value will be assigned to the contents of these tanks pursuant to this Schedule 2.6.3.2.

(C.)	INDEPENDENT INSPECTION;

All gauging, temperature measuring, sampling and testing will be done by a Customs Approved Inspection Company (the “Petroleum Inspection Company”) mutually agreed to by the Seller and the Buyer. Seller and Buyer shall have the right to participate in the physical inventory measurement by observing the gauging, temperature readings, sampling, net volume calculations and testing during the physical inventory measurement. Costs for the Petroleum Inspection Company, including incidental costs (such as cans, bombs, seals, etc.), shall be paid 50% by the Seller and 50% by the Buyer.

(D.)	ACCEPTANCE AND REVIEW- INVENTORY COMMITTEE;

The Parties agree that a single governing body, the “Inventory Committee,” composed of a representative each of the Buyer, Seller and Petroleum Inspection Company shall provide instruction and oversight to the individual site Inventory Teams (defined below) for the determination of the final Hydrocarbon Inventory quantity. The Inventory Committee will develop and issue the Inventory Schedule (defined below) for each site involved in the process. Prior to the Closing, each Party will designate an equal number of individuals as its representatives. All Hydrocarbon Inventory tanks, in or out of service, will be included on the Inventory Schedule. All matters pertaining to the execution of this document will be addressed by the Inventory Committee.

Schedule 2.6.3.2

Hydrocarbon Inventory Value

(E.)	INVENTORY QUANTIFICATION PROCEDURES:

At least ten (10) days prior to the Closing Date, the Inventory Committee shall develop and mutually agree upon a gauging and sampling schedule by site, location and tank (the “Inventory Schedule”).

The Inventory Committee shall use inventory statements from the third party pipeline or terminal operators (including SXL) to determine the volume of (i) raw materials (including crude oil and gas oil), feedstocks and intermediate stocks (including vacuum gas oil, light cycle oil, and naphtha) that are in transit to the Facilities in Third Party pipelines (or in pipelines owned or controlled by SXL) and raw materials, feedstocks and intermediate stocks designated as Sunoco-owned line fill in Third Party pipelines (or in pipelines owned or controlled by SXL) on which Seller ships such oil and stocks into the Facilities; (ii) raw materials, blendstocks (including ethanol, additives, biodiesel, and butane which is to be blended into a finished product), feedstocks and intermediate stocks that are in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (iii) refined products (including gasoline, distillates, residuals, HARF, clarified slurry oil, sulfur, propanes, and butanes which are to be sold as finished product), in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL), excluding any such products for which title has passed from Seller to a Third Party as of the Hydrocarbon Inventory Transfer Time; (iv) petrochemical products (including benzene, toluene, xylene, tetramer and nonene) in transit from the Facilities or residing in Third Party storage (or storage owned or controlled by SXL).

For all hydrocarbon inventory located at the Facilities, the Inventory Schedule shall include all hydrocarbon inventory tanks, in or out of service, and shall indicate the following for each tank, at each site listed on Exhibit 1 attached hereto, comprising the Seller’s Hydrocarbon Inventory:

•	Storage tank location, tank number, type of roof and tank type by site

•	Status at closing (active, inactive or out of service)

•	Tank contents

•	Tank equipment [i.e., mixers, heating coils or tubes]

•	Tank reference gauge height

•	Tank calibration (ullage or innage), last tank calibration date and tank “critical zone”

•	Total tank volume and heel volume

•	Design of tank gauging tube (slotted or solid), estimation of bottom sludge

•	Any specific gauging or sampling limitations [i.e. fresh air, no roof ladder]

Schedule 2.6.3.2

Hydrocarbon Inventory Value

The gauging, temperature correction, sampling and API gravity for each tank shall be done at the agreed time at each location by a Petroleum Inspection Company representative. The Buyer and Seller may have a representative(s) observe the gauging, sampling and measurement readings taken by the Petroleum Inspection Company representative. The Petroleum Inspection Company representative along with any representatives from the Buyer and Seller as observers shall constitute the (the “Inventory Team”). Hand gauges, temperature readings, and/or automatic gauge readings in the case of spheres, will be taken at the storage tanks, spheres and pre-loaded rail cars containing Hydrocarbon Inventory. Inventory quantity is determined by calculating total volume in each identified tank, including tank heels, and adjusting for free water and BS&W. The Parties shall be deemed to have accepted the accuracy of the gauging and temperature measurements of a tank, pipeline, sphere or rail car as recorded by the Petroleum Inspection Company on the work form (to be mutually developed by the Inventory Committee) if the authorized representatives of the Seller and the Buyer “sign-off” on the individual tank work form. Additional sampling will be taken by a Petroleum Inspection Company upon the request of either Buyer or Seller at the sole expense of the requesting Party.

In the event a determination of the quality of some products must be performed, the Inventory Committee will direct that samples be obtained and tested. Samples of such products shall be jointly taken as described in subsequent sections, and such test shall be conducted at the Seller’s laboratory under the oversight of the Inventory Committee. The Buyer and Seller may witness any laboratory testing. The results of the tests so run shall be binding on the Parties. All products, in the process of unit rundown or blending, are deemed to be within product specification since all product shipped must conform to manufacturing and/or customer specifications.

All Hydrocarbon Inventory measurements such as gauge readings, temperature readings, and water cuts shall be completed to the best of their abilities by the Parties’ representatives at the time the measurement is taken. Any disputes shall be resolved by noon by the Inventory Committee the following working day (or in the case of quality disputes, promptly following receipt of test results by the Inventory Committee).

(F.)	GAUGING/SAMPLING PROTOCOL:

All gauging, sampling and testing related to the determination of quality and quantity of the products in each tank, pipeline, sphere or rail car shall be done in accordance with applicable API Manual of Petroleum Measurement Standard (latest revision) procedures, or by currently accepted industry standards or procedures. The specific standards and procedures to be used shall be determined by the Inventory Committee at least ten days prior to the Closing.

(G.)	CERTIFICATION OF GAUGING:

The Petroleum Inspection Company(s) will calibrate, standardize and certify all gauging tapes, pressure gauges, electronic hand held instruments and thermometers used in the transfer of all Inventory. The Petroleum Inspection Company will provide any requested calibration or certification documentation to the Inventory Committee on request.

Schedule 2.6.3.2

Hydrocarbon Inventory Value

(H.)	PRE-CLOSING INVENTORY PROCEDURES:

Prior to the Hydrocarbon Inventory Transfer Time, the Seller will make every reasonable effort to minimize active pipelines, tanks, loading rack and dock facilities. The Seller’s personnel in conjunction with the Inventory Committee shall determine which Tanks shall be active and inactive as of the Hydrocarbon Inventory Transfer Time. The aforementioned Inventory Schedule will take into account this determination and will provide for performing the physical inventory of both active, inactive and out of service storage tanks prior to the Hydrocarbon Inventory Transfer Time. Said Inventory Schedule will be subject to the approval of the Inventory Committee.

(I.)	FACILITY PHYSICAL INVENTORY PROCEDURES:

1. General:

In-use tanks with floating roofs shall contain sufficient product to “float” the roof above the critical zone when it is being gauged. Tanks equipped with steam coils or other means of heating product will have the heat shut off at least one (1) hour prior to gauging. Tank mixers shall be shut off at least two (2) hours prior to gauging. Representative tank content temperature measurements will be obtained at the time of gauging, except as otherwise provided herein.

2. Nonmoving Tanks (Inactive Tanks) & Out of Service Tanks:

All tanks that are standing with no movement in or out as of the Hydrocarbon Inventory Transfer Time (“Inactive Tanks”) will be gauged and sampled prior to the Hydrocarbon Inventory Transfer Time in accordance with the Inventory Schedule. All valves in and out of the tank will be closed and sealed at the time of gauging. Out of service tanks with open manways shall be verified as empty and open by the Petroleum Inspection Company and similarly sealed. The Petroleum Inspection Company will seal the tank valves and will be responsible for recording seal numbers and locations. If it is necessary to break seals to transfer oil into or out of a sealed gauged tank, prior notification and confirmation must be obtained from the Inventory Committee in order to keep accurate records of the proceedings. The Petroleum Inspection Company will remove the car seals immediately after the Hydrocarbon Inventory Transfer Time after verifying the integrity of the tank car seal locations and identification numbers. Any car seal location or number discrepancies will be immediately brought to the attention of the Inventory Committee.

Once inventorying operations have started, no tank switching, changes or movements shall be made without notification to the Inventory Committee representatives conducting the hydrocarbon measurement. If tank seals are broken, the tank must be resealed when movement stops. Said tank must then be re-gauged, re-sampled and temperature determined anew. Otherwise, it will be gauged as an Active Tank (defined below).

Schedule 2.6.3.2

Hydrocarbon Inventory Value

Inactive Tanks that are required for thermal relief of connecting pipelines will be gauged using said Inactive Tank’s automatic gauge reading. The automatic gauge will be calibrated as close to the Hydrocarbon Inventory Transfer Time as possible. The automatic gauge reading will be monitored every 10 minutes for 90 minutes before and after the transfer time to confirm that there was no movement into or out of said inactive tank. In cases where the automatic gauge readings indicate tank movement, the tank will be gauged immediately as an Active Tank.

3. Moving Tanks (Active Tanks):

Any tank that must have movements in or out (“Active Tanks”) during the physical inventory measurement process as of the Hydrocarbon Inventory Transfer Time will be manually gauged during a period in which said tank is temporarily made inactive, as close to the Hydrocarbon Inventory Transfer Time as possible. The tank hand gauge will be compared to the tank automatic (“Varec”) gauge and the difference recorded for later tank inventory adjustment.

Any tank that will remain active during the inventory period will be measured as close to the Hydrocarbon Inventory Transfer Time as possible. The gross inventory measurement will be taken from the tanks automatic (e.g. “Varec”) gauge and adjusted for any volume differences identified previously between the tank hand gauge and automatic gauge. The volume difference between the two measurements, in gross inches or fractions thereof, will be recorded on the tanks’ physical inventory worksheet. The Inventory Schedule will denote such tanks.

4. Gauging Tanks Containing Sludge:

Tanks containing sludge may be difficult to gauge accurately using an innage measurement. Tanks containing sludge shall have the liquid inventory determined by taking ullage measurements and averaging the physical measurements obtained through several of the tank’s gauging hatches, still wells, or other openings, using a steel gauging tape with attached bob. As mutually agreed by the Inventory Committee, several determinations will be made until an agreement in inventory levels is reached.

5. Loaded Rail Cars, Tank Trucks:

All trucks and railcars loaded at Hydrocarbon Inventory Transfer Time will be considered as Seller’s product and will be part of the Hydrocarbon Inventory, unless custody of the product has been assumed by the customer at the time of loading. The Inventory Committee shall quantify Hydrocarbon Inventory contained in pre-loaded cars by referring to the loading documentation, completed by refinery operations personnel in the ordinary course of business, which will include the gauging, temperature and gravity information at the time of loading.

Schedule 2.6.3.2

Hydrocarbon Inventory Value

6. Sampling, Testing and Retention of the Facility Samples:

a. Intermediates:

Two one (1) quart composite samples of each tank which contains liquids under normal storage conditions shall be prepared by mixing three equal volume samples (“Top”, “Middle” and “Bottom” as defined below). The “Top” sample is to be drawn from the upper one-third of the tank volume, the “Middle” from the middle one-third of the tank volume, and the “Bottom” from the bottom one-third of the tank volume. Alternatively a “running” all level sample may be obtained from the tank at the determination of the Inventory Committee.

b. Light Oil Products:

Two one (1) quart “running” all level samples, by drawing the sample bottle up through the volume of each tank that contains liquids under normal storage conditions.

c. For any tank(s) that can not be sampled in accordance with 7 a) or b), the following sample process will be followed:

•	Clean metal sample bombs, as supplied by Seller’s laboratory or the Petroleum Inspection Company, will be used for sampling the propane bullet tanks and the LPG spheres.

Retain samples, from all tanks, will be held for a period determined by the Inventory Committee.

Tests for quality of all products shall be in accordance with standard industry ASTM or EPA testing procedures. For all products which are blending or in the process of unit rundown, the parties agree that the individual tank and product subjected to the inventory schedule, will ultimately be valued at the value of the intended finished product designated for the tank in question.

7. Measurement Process:

a. Non-pressurized Storage Tanks:

To determine the total volume in each tank, to include tank heels and adjusting for free water and BS&W, the following items will be measured, and recorded for each atmospheric tank by site:

•	Tank location, tank number, any tank seal numbers and tank type by site

•	Date and time of gauging and sampling

•	Tank contents

•	Gauge in feet and inches, and fraction thereof, specifying outage or innage, determined according to tank type as follows:

Schedule 2.6.3.2

Hydrocarbon Inventory Value

•

Cone or external/internal floating roof tanks: vertical distance in feet, inches and fractions thereof from tank bottom or datum plate to the uppermost point where product level is identified on the gauge tape, (“innage”)

•

Tanks containing sludge or compromised datum plate: vertical distance in feet, inches and fractions thereof, from tank reference point to the uppermost product level as identified on the gauge tape (“outage”)

•	Temperature readings in accordance with API Chapter 7.

•	Free water level (“water cut”).

•

Automatic product gauge reading measure in feet and inches, and fraction thereof, (if tank is so equipped) specifying outage or innage, and equivalent quantity in appropriate units (“Automatic Gross Tank Inventory”).

•	Representative samples, as defined in Item 7 above, shall be drawn to determine BS&W, API gravity, and any other properties as determined by the Inventory Committee.

The Manual Gross Tank Inventory shall be compared to the Automatic Gross Tank Inventory taken at or about the same time. As previously specified, any significant difference in inventory measurements (such as sampling, temperature readings, and manual versus automatic gauges) shall be promptly resolved to the best of their abilities by representatives of the Inventory Committee at the time the measurement is taken. The final total inventory quantity, so resolved, will ultimately be the inventory for the specific tank and product being inventoried.

Using the appropriate API Measurement Table for the specific vessel and product being inventoried, the “Net Standard Inventory” quantity, in appropriate units, shall be determined to 60°F, after deducting BS&W from the Gross Tank Inventory.

The total Hydrocarbon Inventory volume for products in non-pressurized storage tanks, for valuation purposes, is the Net Standard Inventory.

b. Pressurized Storage Tanks:

To determine the total volume in each tank, to include tank heels and adjusting for free water and BS&W, the following items will be measured and recorded for each pressurized vessel and the hydrocarbon storage cavern:

•	Tank location, tank number, any tank seal numbers and tank type by site.

•	Date and time of gauging and sampling

•	Tank contents.

•

Any automatic product gauge reading (with existing tank technology) measuring the product level in feet and inches, and fraction thereof, specifying outage or innage, and equivalent quantity in appropriate units (“Automatic Gross Tank Inventory”).

Schedule 2.6.3.2

Hydrocarbon Inventory Value

•	Temperature readings from the tank’s temperature gauge according to Chapter 7 API Standard.

•

Bomb Samples, as defined in Item 7 above, shall be drawn to determine the tank contents, purity, density and any other properties as requested by the Inventory Committee. The Inventory Committee will determine which products should be subjected to this step.

The total Hydrocarbon Inventory for products in pressurized storage tanks, for valuation purposes, is the Net Standard Inventory.

c. Inventory by Product:

For each product type, the Net Standard Inventory for each tank which contains product of that type, to include tank heels, will be summed to form the Hydrocarbon Inventory quantity for the particular Product being inventoried.

(J.)	METER READINGS – LOADING RACKS AND PIPELINES:

1. Inactive Systems:

Meter readings shall be obtained on all inactive metered systems (tank truck rack, rail car rack and pipeline) in advance of the Hydrocarbon Inventory Transfer Time. The Petroleum Inspection Company will secure these systems by sealing same and/or inserting meter tickets in these meters to ensure that no product is moved through these systems during the physical inventory process.

The last tickets used to record product sales, incoming receipts, product shipments and other product movements will be photocopied and retained by Buyer, Seller and the Petroleum Inspection Company.

2. Active Systems:

It is the intent of the Parties that there will be no active metered systems at the Hydrocarbon Inventory Transfer Time.

(K.)	POST-INVENTORY PROCEDURES:

1. Both Parties’ Inventory Committee representatives shall sign the work sheet/gauge ticket for each tank inventoried, which shall include the calculation of net observed volume.

2. Similarly, the Inventory Committee shall verify that all pipelines were inactive, full and pressed and free of voids at the Hydrocarbon Inventory Transfer Time and shall identify and acknowledge the last rack sale, product shipment, and product receipt prior to the closing physical inventory.

Schedule 2.6.3.2

Hydrocarbon Inventory Value

3. An inspection shall be made to assure that all systems previously closed and sealed remained inactive during the physical inventory closing and that no product movements occurred through these systems.

(L.)	CALCULATION OF FINAL INVENTORY QUANTITY & POST-CLOSING STATEMENT:

Within twenty (20) days of the Closing Date, the Petroleum Inspection Company shall provide the Seller and the Buyer with a report indicating the final Net Standard Inventory volume and qualitative test results by tank, pipeline or sphere for all Hydrocarbon Inventory as of the Hydrocarbon Inventory Transfer Time. The Petroleum Inspection Company’s final net inventory calculation will determine the total Hydrocarbon Inventory volume.

[The value of any material with quality specifications that differ substantially from properties which are typical of that product, as appropriate, will be adjusted as mutually agreed by the Seller and the Buyer as part of the Post-Closing Statement. Products that are in the process of blending or rundown from process units, are excluded from this step and are deemed in spec material.

Upon receipt of the Petroleum Inspection Company’s final report, the Inventory Committee will have a five (5) day review period, during which time either Party may question the calculations and/or test results and during which time the Inventory Committee will resolved all outstanding quantity and quality disputes. Upon completion of this review period, the Inventory Committee will report to the Seller and the Buyer the final Hydrocarbon Inventory volume and quality as of the Hydrocarbon Inventory Transfer Time (the “Final Inventory Quantity Report”). The Buyer shall use this Final Inventory Quantity Report, together with the pricing formulae set forth in Part II hereof, to prepare the Post-Closing Statement (as provided in Section 2.6.3.4 of the Agreement).

Schedule 2.6.3.2

Hydrocarbon Inventory Value

Part II of Schedule 2.6.3.2

Toledo Hydrocarbon Inventory Valuation:

All Hydrocarbon Inventory, at all sites, will be valued as of the Hydrocarbon Inventory Transfer Time using the pricing basis noted below.

Raw Materials/Feedstocks Pricing: The purchase price for the portion of the Hydrocarbon Inventory associated with the raw materials/feedstocks inventory components set forth below under the heading “Inventory Component” (the “Feedstock”) shall be based on the following:

(i) for Feedstock where Seller has contract purchases for the month prior to closing for that particular grade of Feedstock, the [REDACTED] will be used. Contracts for the month prior to close are based on either the [REDACTED], during the month [REDACTED], plus [REDACTED] during the month [REDACTED], plus [REDACTED] as dictated by contract. For avoidance of doubt, an example of typical pricing for Domestic and Canadian crudes using the formulas shown above is shown in Exhibit 2 to this Hydrocarbon Inventory Schedule.

(ii) For inventory where Seller does not have contract purchases for the month prior to closing for that particular grade of Feedstock, but there is a publication related differential price to WTI, the Parties shall use as the [REDACTED] publication for the differential during the trade month [REDACTED] and apply the differential to the [REDACTED], during the month [REDACTED] plus [REDACTED] . For example, if the Closing occurs Feb 1, 2011, the Parties shall use the [REDACTED] .

(iii) For inventory where Seller does not have contract purchases for the month prior to Closing for that particular grade of Feedstock and there is not a publication related differential price to WTI, the Parties shall use the following negotiated prices:

for Cold Lake, the Parties shall use the [REDACTED] differential to WTI for the month [REDACTED] for [REDACTED] plus the [REDACTED], during the month [REDACTED], plus [REDACTED];

for Condensate, East Texas Sweet and Nederland Terminal line fill, the Parties shall use the [REDACTED],

during the month [REDACTED], plus [REDACTED];

for Gulf Coast B and Gulf Coast Sweet and Gulf Coast Common, the Parties shall use [REDACTED] during the trade month [REDACTED] of Closing plus the [REDACTED], during the month [REDACTED] plus [REDACTED].

During the month prior to the anticipated Closing Date, Seller agrees to place hedges for its own account, in a manner as recommended by Buyer, on the Feedstock that will be included in the Post Closing Statement. At Closing, along with the Feedstock inventory, those hedges or positions will be assigned or transferred to Buyer, or the Parties will take the necessary steps to effect the same economic interest as if such a transfer or assignment had been completed.

Notwithstanding the foregoing paragraph:

If (1) the results of the Level 3 Fitness for Service analysis and executive summary (including the remaining life analysis) currently being prepared for the FCC Unit (the “Results”) are provided and are such that the Parties are mutually satisfied that all Closing conditions have been satisfied, or are reasonably anticipated by the Parties to be satisfied by March 1, 2011, and (2) the Parties agree that the anticipated Closing Date shall be March 1, 2011 (such decision and agreement on the anticipated Closing Date must be made by the Parties no later than one Business Day after the Parties receive the Results and such day is hereinafter referred to as the “Determination Date”)), then Buyer shall have the option to choose (on the Determination Date and not later) to have the Feedstock inventory that is to be sold to Buyer priced either: (a) pursuant to the provisions of subsection (i), (ii) and (iii) above in this Part II under “Raw Materials/Feedstocks Pricing,” with the understanding that the hedges that Sunoco places, in a manner as recommended by Buyer, will not be ratable across the entire month, may not be ratable/equal on the remaining trading days of the month and may not be at levels that are similar to the volumes of Feedstock that Seller sells to Buyer, provided that such hedging levels must conform to applicable law so as not to cause the CME to deny or withhold approval of the NYMEX Rule 853 transfer trade of the hedge positions to Buyer, or (b) at the average daily settlement price of [REDACTED] for the first [REDACTED] on and [REDACTED] Closing including the Closing Date, plus [REDACTED], plus [REDACTED]. For avoidance of doubt, the Parties acknowledge and agree that should Buyer elect option (a) above: (x) Seller shall begin to place hedges on the Determination Date (provided that the market is open for trading at the time the determination is made, and if not, then no later than the trading day immediately after the Determination Date) as recommended by Buyer, (y) Seller shall not be liable to Buyer for the value (gain or loss) associated with hedges that were not placed by Seller prior to the Determination Date, and (z) at Closing, along with the Feedstock inventory, those hedges or positions will be assigned or transferred to Buyer, or the Parties will take the necessary steps to effect the same economic interest as if such a transfer or assignment had been completed. If, on the Determination Date, the Parties are unable to agree that the anticipated Closing Date will be March 1, 2011, the Parties will work in good faith to determine a mutually agreeable anticipated Closing Date and the pricing of the Feedstock that is to be sold to Buyer shall be pursuant to the provisions of subsections (i), (ii) and (iii) above under “Raw Materials/Feedstocks Pricing.”

Raw Materials/Feedstocks Provisional Invoice: The portion of the Estimated Hydrocarbon Inventory Statement relating to Feedstock inventory will be prepared in accordance with Section 2.6.3.3(b) of the Agreement using estimated Feedstock inventory volumes and, subject to the above paragraphs on pricing and Buyer’s options as noted therein, the provisional pricing for such inventory noted above. The estimated Feedstock inventory volume shall be calculated based on Seller’s accounting records. Such estimated volumes and applicable provisional pricing shall be used to calculate the Estimated Hydrocarbon Inventory Value for Feedstock inventory per Section 2.6.3.3(b) of the Agreement. The Estimated Hydrocarbon Inventory Value for Feedstock pricing shall be calculated in the same manner and, subject to the above paragraphs on pricing and Buyer’s options as noted therein, based on the same applicable price formulas as stated above. The Estimated Hydrocarbon Inventory Value for Feedstock inventory shall not include Feedstock for which Seller will not obtain title until on or after the Closing Date; the contracts for such Feedstock shall be assigned to Buyer and Buyer shall make payment under the terms of such contracts.

Raw Materials/Feedstocks Final Invoice for Post-Closing Statement: Once the final Feedstock inventory prices and contract differentials for crude quality and delivery and applicable tariffs for pipeline transportation are known, the Buyer shall use the Final Inventory Quantity Report set forth in Part I hereof, together with the final pricing formulae, to prepare the Post-Closing Statement (as provided in Section 2.6.3.4 of the Agreement).). The Post Closing Statement shall not include Feedstock for which Seller will not obtain title until on or after the Closing Date; the contracts for Feedstock shall be assigned to Buyer and Buyer shall make payment under the terms of such contracts.

Products and Intermediates Pricing: Unless otherwise noted, all inventories will price using the agreed upon prices effective for a [REDACTED] pricing event [REDACTED] Closing using [REDACTED] unique [REDACTED] pricing days for each respective formula.

Products and Intermediates Provisional Invoice: The portion of the Estimated Hydrocarbon Inventory Statement relating to products and intermediates inventory will be prepared in accordance with Section 2.6.3.3(b) of the Agreement using estimated products and intermediates inventory volumes and the provisional pricing for such inventory noted herein. The estimated products and intermediates inventory volume shall be calculated based on Seller’s accounting records. Such estimated volumes and provisional pricing shall be used to calculate the Estimated Hydrocarbon Inventory Value for products and intermediates inventory per Section 2.6.3.3(b) of the Agreement. The Estimated Hydrocarbon Inventory Value for products and intermediates pricing shall be calculated using the agreed upon prices effective [REDACTED] Closing for each respective formula. The Parties will assume that the products and intermediates meet their respective quality specifications for the preparation of the provisional invoice. Buyer shall pay to Seller the amount of such Estimated Hydrocarbon Inventory Value for products and intermediates inventory at Closing.

Products and Intermediates Inventory Final Invoice for Post-Closing Statement: Once the final products and intermediates prices as described below are known, the Buyer shall use the Final Inventory Quantity Report set forth in Part I hereof, together with the final pricing formulae, to prepare the Post-Closing Statement (as provided in Section 2.6.3.4 of the Agreement). All volumes of products and intermediates making up the products and intermediates inventory that do not meet the relevant quality specifications shall be subject to downward price adjustments in an amount to be determined by the Parties as part of the Post Closing Statement.

Inventory Component

Feedstocks

Crude Types:

WTI (Cushing/Midland/Colorado City/Longview/Nederland)

Gulf Coast B/Michigan and all domestic contracts. LLS

Canadian Syn-differential tied to Canadian Index (SYN, OSA, PAS, HSB, CNS, NSA, PSC, SSX)

Canadian Sweet-differential tied to Canadian Index including Cromer Sweet

North Dakota Sweet

LEF

Cold Lake

Condensate, East Texas Sweet and Nederland Terminal line fill

Gulf Coast B and Gulf Coast Sweet

Gulf Coast Common

Products*

Gasoline

83.5CBOB Gasoline

[REDACTED] - [REDACTED] points per gallon + [REDACTED]

Adjustment

87C Gasoline

[REDACTED] — [REDACTED] points per gallon + RVP

Adjustment

91.3CBOB Gasoline

[REDACTED] — [REDACTED] points per gallon + [REDACTED]

[REDACTED] + [REDACTED] Adjustment

Distillate

JET A

[REDACTED]

ULSD

[REDACTED]

Chemicals

Benzene

[REDACTED]

Toluene

[REDACTED]

Xylene

[REDACTED]

Nonene

[REDACTED] + [REDACTED] per pound

Tetramer

[REDACTED] + [REDACTED] per pound

Other

PROPANE HD-5

[REDACTED]

Clarified Slurry Oil (HARF)

[REDACTED] - $[REDACTED]/bbl

Intermediates*

Butanes

n-Butane

[REDACTED]

i-Butane

[REDACTED]

BB

[REDACTED]

Gasoline Components

Alkylate (92Octane/5RVP)

[REDACTED] + [REDACTED] + [REDACTED]

Adjustment

Reformate (92Octane/2RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Light Straight Run/Light Naphtha (55Octane/17RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Heavy Naphtha/Raffinate (72Octane/5RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

Cat Gasoline (86.5Octane/6RVP)

[REDACTED] + [REDACTED] + [REDACTED] Adjustment

ETHANOL-DENATURED

[REDACTED]

Undesulfurized Distillate

[REDACTED] - [REDACTED] per gallon

Unfinished Jet

[REDACTED] - [REDACTED] per gallon

Hydrocracker Feed

[REDACTED] - [REDACTED] per gallon

Propylene

[REDACTED]

PP Mix

% [REDACTED] + % [REDACTED]

Cat Feed

[REDACTED] + [REDACTED] - [REDACTED]

Transmix

[REDACTED] + [REDACTED]% [REDACTED] cents per gallon Slop

Average daily settlement price of [REDACTED] for month of delivery

Octane Adjustment = [REDACTED]

RVP Adjustment = [REDACTED]

*Plus applicable pipeline tariff and/or applicable transportation costs for products and intermediates stored outside of the Toledo refinery.

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 1

Exhibit 1 to Schedule 2. 6.3 2

Location	Transportation Cost -non ethanol					Products

Akron—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol		Transmix

Aurora—BTS	Applicable Pipeline Tariff	[REDACTED]			ULSD2			Ethanol		Transmx

Cleveland—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2	JETA		Ethanol		Transmix

Cleveland—Airport	Applicable Pipeline Tariff					JETA

Columbus East -SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]					Ethanol

Columbus West—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol

Dayton—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2	JETA		Ethanol

Detroit Metro Airport	Applicable Pipeline Tariff					JETA	JETFTZ

Huntington—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2	AV1K		Ethanol		Transmix

Indianapolis—Nustar	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol		Transmix

Indianapolis—Buckeye	Applicable Pipeline Tariff					JETA

Indianapolis—Raceway—Buckeye	Applicable Pipeline Tariff					JETA				Transmix

Marysville, Ml	Applicable Pipeline Tariff										LPG’s

Novi—Delta Fuels	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol

Owosso—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol		Transmix

River Rouge -SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol		Transmix

Romulus -SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2	JETA		Ethanol

Taylor -BPL East	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2

Taylor- Buckeye	Applicable Pipeline Tariff					JETA	JETFTZ			Transmix

Toledo—Refinery Inventory	No Transportation	[REDACTED]

Toledo—SPM	No Transportation - Refinery Transfer	[REDACTED]	[REDACTED]		ULSD2	JETA		Ethanol	Biodiesel

Toledo—Citgo (L)	Applicable Pipeline Tariff	[REDACTED]

Vanport-SPM	Applicable Pipeline Tariff									Transmix

Youngstown—SPM	Applicable Pipeline Tariff	[REDACTED]	[REDACTED]		ULSD2			Ethanol		Transmix

Buckeye Pipeline—Inlransit	N/A- Tariff charged upon delivery	[REDACTED]	[REDACTED]	[REDACTED]	ULSD2	JETA				Transmix

Includes E Chicago, Lima and Woodhaven

Sunoco Pipeline—Intransit	N/A - Tariff charged upon delivery	[REDACTED]	[REDACTED]	[REDACTED]	ULSD2	JETA				Transmix	LPG’s

Includes Boardman, Hudson, Fosloria, Inkster

Inland Pipeline—Intransit	N/A - Tariff charged upon delivery	[REDACTED]	[REDACTED]		ULSD2	JETA				Transmix

Teppco Pipeline—Intransit Includes Baytown and Princeton	N/A - Tariff charged upon delivery	[REDACTED]	[REDACTED]	[REDACTED]	ULSD2	JETA				Transmix

Wolverine Pipeline—Intransit	N/A - Tariff charged upon delivery	[REDACTED]		[REDACTED]

Shell Exchange	Recommend settling balance at time of close			[REDACTED]		Ethanol

Marathon Exchange	Recommend settling balance at time of close	[REDACTED]	[REDACTED]		ULSD2

Exxon Mobil Exchange	Recommend settling balance at time of close	[REDACTED]

BP North America Exchange	Recommend settling balance al time of close	[REDACTED]		[REDACTED]	ULSD2

Citgo Petroleum Exchange	Recommend settling balance altime of close			[REDACTED]	ULSD2

Inergy Exchange	Recommend settling balance at time of close

Crude Oil
SXL- Marysville to Toledo Pipeline	Applicable Pipeline tariff charged to current	location

Includes Marysville Tankage
SXL – MidValley Pipeline	Applicable Pipeline tariff charged to current	location

Marathon Pipeline	Applicable Pipeline tariff charged to current	location

Enbridge Mainline (Lakehead)	Applicable Pipeline tariff charged lo current	location

MESA	Applicable Pipeline tariff charged to current	location

Enterprise (Gushing-Midland)	Applicable Pipeline tariff charged to current	location

Nederland – SXL	Applicable Pipeline tariff charged to current	location

Millennium	Applicable Pipeline tariff charged to current	location

Enbridge North Dakota	Applicable Pipeline tariff charged lo current	location

LEF Cushing Line (Williams)	Applicable Pipeline tariff charged to current	location

West Texas Gulf	Applicable Pipeline tariff charged to current	location

AOSPL	Applicable Pipeline tariff charged to current	location

PEMBINA North	Applicable Pipeline tariff charged to current	location

Rainbow (Plains)	Applicable Pipeline tariff charged to current	location

Pembina Federated	Applicable Pipeline tariff charged to current	location

Pembina Drayton	Applicable Pipeline tariff charged lo current	location

Suncor Feeder	Applicable Pipeline tariff charged to current	location

Capline	Applicable Pipeline tariff charged to current location

Enbridge Merchant (Cushing Merchant tanks)	Applicable Pipeline tariff charged to current location
Sun Pipeline Gulf Coast	Applicable Pipeline tariff charged to current location

Chemicals
Kinder Morgan—Argo, IL	Applicable Transportation Costs	Toluene, Xylene	,

Attachment to Schedule 2,6,3,2

Hydrocarbon Inventory Value

Exhibit 1

Location	Transportation Cost-non ethanol		Products
Vopak, Montreal	Applicable Transportation Costs	Toluene, Xylene
Kinder Morgan — Philadelphia	Applicable Transportation Costs	Toluene, Xylene
csxt Terminals, Aliston MA (Transfliw)	Applicable Transportation Costs	Toluene, Xylene
Canal Terminals, Channahon IL	Applicable Transportation Costs	Toluene, Xylene
CSXT Terminals, Louisville KY	Applicable Transportation Costs	Toluene, Xylene
Odjtell Terminals, Seabrook TX	Applicable Transportation Costs	Nonene, Tetramer
Rail —Intransit	Applicable Transportation Costs	Multiple Chemicals
Truck — Intransit	Applicable Transportation Costs	Multiple Chemicals

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 1

Terminal Location	Terminal Owner	Terminal Operator	Contact	Phone #	Segregated or Fun
Akron-SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P	[REDACTED]	[REDACTED]	Fungible
Aurora—BTS	Gultman Oil	Guttman Oil	[REDACTED]	[REDACTED]	Fungible
Cleveland—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P	[REDACTED]	[REDACTED]	Fungible
Cleveland—Airport	Air BP	Air BP	[REDACTED]	[REDACTED]	Fungible
Columbus East- SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Columbus Weal—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Dayton—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Detroit Metro Airport	Buckeye Terminal LLC	Shell	[REDACTED]	[REDACTED]	Fungible
Huntington—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Indianapolis—Nustar	NuStar (ST Terminals)	NuStar(ST Terminals)	[REDACTED]	[REDACTED]	Fungible
Indianapolis—Buckeye	Buckeye Terminal LLC	Buckeye Terminal LLC	[REDACTED]	[REDACTED]	Fungible
Indianapolis—Raceway—Buckeye	Buckeye Terminal LLC	Buckeye Terminal LLC	[REDACTED]	[REDACTED]	Fungible
Marysville Ml	Marysville Gas liquids	Marysville Gas liquids	[REDACTED]	[REDACTED]	Fungible
Novi—Delta Fuels	Delta Fuels	Delta Fuels	[REDACTED]	[REDACTED]	Fungible
Owosso—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
River Rouge -SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.		[REDACTED]	Fungible
RomuluB—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Toledo Refinery	Sunoco Inc	Sunoco Inc
Taylor—BPL East	Buckeye Terminal LLC	Buckeye Terminal LLC	[REDACTED]	[REDACTED]	Fungible
Taylor—Buckeye (Jet)	Buckeye Terminal LLC	Shell	[REDACTED]	[REDACTED]	Fungible
Toledo—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Sunoco Only
Toledo—Citgo(L)	Citgo Petroleum Corp	Citgo Petroleum Corp	[REDACTED]	[REDACTED]	Sunoco Only
Vanport—SPM	Sunoco Partners Marketing & Terminals L.P.	Sunoco Partners Marketing & Terminals L.P.	[REDACTED]	[REDACTED]	Fungible
Youngstown—SPM	Sunoco Partners Marketing & Terminals L.P	Sunoco Partners Marketing & Terminals L.P	[REDACTED]	[REDACTED]	Fungible

Pipeline Intransit
Buckeye Pipe Line Company, L P			[REDACTED]	[REDACTED]	Fungible
Includes E Chicago, Lima and Woodhaven					Fungible

Sunoco Pipeline L P			[REDACTED]	[REDACTED]	Fungible
Includes Boardman, Hudson, Fostorla InksleR					Fungible
Inland Corporation		Operated by BP	[REDACTED]	[REDACTED]	Fungible
Enterprise TE Products Pipeline Company LLC			[REDACTED]	[REDACTED]	Fungible
Includes Baytownand Princeto Wolverine Pipe Line Company			[REDACTED]	[REDACTED]	Fungible Fungible
Explorer Pipeline Company			[REDACTED]	[REDACTED]	Fungible

Exchange Balances
Shell Exchange			[REDACTED]	[REDACTED]	n/a
Marathon Exchange			[REDACTED]	[REDACTED]	n/a
Exxon Mobil Exchange			[REDACTED]	[REDACTED]	n/a
BP North America Exchange			[REDACTED]	[REDACTED]
Citgo Petroleum Exchange			[REDACTED]	[REDACTED]	n/a
Inergy Propane LLC – Exchange {“ Inkster Thrupul)	Sunoco Pipeline LP	Sunoco Pipeline LP	[REDACTED]	[REDACTED]

Crude Oil
Canada
Peace Pipeline Limited			[REDACTED]	[REDACTED]	Fungible
Pembina Pipeline- Drayton and AOSPL (Alberta Oil Sands Pipeline)			[REDACTED]	[REDACTED]	Fungible
Rainbow Pipeline Limited			[REDACTED]	[REDACTED]	Fungible
Enbridge Pipeline –Mainline			[REDACTED]	[REDACTED]	Fungible
Husky Mainline					Fungible
Suncor Mainline					Fungible

U.S.
Belle Fourche Pipeline					Fungible
Capline Pipeline			[REDACTED]	[REDACTED]	Fungible
Enbridge Pipeline (North Dakota) LLC			[REDACTED]	[REDACTED]	Fungible
Enbridge Pipeline (Ozark) LLC			[REDACTED]	[REDACTED]	Fungible
Enbridge Energy Umiled Partnership (Lakehead)			[REDACTED]	[REDACTED]	Fungible
Enbridge Merchant Pipeline (Cushing)			[REDACTED]	[REDACTED]	Fungible
Enterprise Product Partners LP (Midland and Cushing)			[REDACTED]	[REDACTED]	Fungible

Marathon Pipeline LLC - (WoodPat and Eastern Trunk)			[REDACTED]	[REDACTED]	Fungible
MidValley Pipeline			[REDACTED]	[REDACTED]	Fungible
Includes Cygnet Tankag					Segregated
Mesa Pipeline					Fungib|e
Plains All American Pipeline LP (Basin and Gushing)			[REDACTED]	[REDACTED]	Fungible
Sunoco Logistics Partners LP			[REDACTED]	[REDACTED]	Fungible
tacfuto Wiryivfe Ukum». LEF Mthwrn, Nntarla
West Texas Gulf Pipeline Co					Fungible

Chemicals
Sarnia- Suncor	Suncor Energy	Suncor
Kinder Morgan -Argo, IL	Kinder Morgan	Kinder Morgan	[REDACTED]	[REDACTED]	Segregated	Toluene, Xylene,S100 S-150
Vopak, Montreal	Vopak	Vopak	[REDACTED]	[REDACTED]	Segregated	Toluene, Xylene
Kinder Morgan—Philadelphia	Kinder Morgan	Kinder Morgan	[REDACTED]	[REDACTED]	Segregated	Acetone, Toluene Xylene
CSXT Terminals, Allslon MA (Transflow)	CSXT Terminals	CSXT Terminals	[REDACTED]	[REDACTED]	Railcars	Toluene, Xylene
Canal Terminals, Channahon IL	Canal Terminals	Canal Terminals	[REDACTED]	[REDACTED]	Segregated	Toluene, Xylene
CSXT Terminals. Louisville, KY	CSXT Terminals	CSXT Terminals	[REDACTED]	[REDACTED]	Railcars
Ddjfell Terminals, Seabrook TX	Odjfell Terminals	Odjfell Terminals	[REDACTED]	[REDACTED]	Segregated	Phenol, Nonene Tetramer
ITC Terminal, Deer Park, Texas	ITC Terminal	ITC Terminal	[REDACTED]	[REDACTED]	Segregated	Acetone
Rail—Inlransit	n/a		[REDACTED]	[REDACTED]	Segregated
Truck—Intraneil	n/a		[REDACTED]	[REDACTED]	Segregated

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 2

Domestic Crude

The attached spreadsheet shows [REDACTED] calculations for October 2010.

CMA -(Calendar Merc Average)

The October domestic trading month starts when October is the first month on the NYMEX trading screen. This occurred on August 23, 2010. From August 23 until September 21, 2010, October was the front month NYMEX contract.

For the month of October there are 21 trading days. This excludes weekends and holidays. To calculate what the Seller would pay for October crude [REDACTED].

The following formula calculates the value of October crude in Aug/Sept:

[REDACTED] = [REDACTED]

[REDACTED] = [REDACTED]

The Seller buys based on this market formula ratably across all [REDACTED] for the month.

Once the calendar month of October starts, [REDACTED] to calculate our cost of [REDACTED] purchased for October injection into the pipeline.

P+

From a producer or gatherer standpoint (like SXL), they buy/sell their production on a [REDACTED] at the wellhead. The [REDACTED] number are calculated as a [REDACTED] close to closely track the [REDACTED] calculation above. [REDACTED] assesses the market place every day in a time window between 2:30 and 3:15. Anyone with access to their system can offer crude for sale or bid for purchase during this time. If a deal is done for [REDACTED] on a [REDACTED] basis in the window they will use that price applied to the [REDACTED] to back calculate [REDACTED]. If no deals are done, they use the same methodology above to calculate the [REDACTED]. The formula is a little different. There is a constant value of $[REDACTED] subtracted from the [REDACTED] on a daily basis to calculate the Posting value. The $[REDACTED] covers to cost to truck and pipeline barrels from the wellhead to Gushing, which is the [REDACTED] delivery point. To calculate a [REDACTED] equivalent to the [REDACTED] value they would calculate the [REDACTED] as above and add it to $[REDACTED] to get a value for [REDACTED]. Then, the value of [REDACTED] on any given day is the [REDACTED].

On the days when there is a [REDACTED] deal done in the trading window, they use that value instead of calculating the number from the difference in month 1 to month 3 [REDACTED] as above. That is why there is a difference some days in the calculated [REDACTED] value and the [REDACTED] based [REDACTED] value of $[REDACTED]. One other difference that can swing the average is that the [REDACTED] month runs from the 26th of August to the 25th of September (the operational month), versus August 23 to September 21 on the [REDACTED].

105

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 2

The Seller also buys both [REDACTED] and [REDACTED] on an [REDACTED] basis instead of [REDACTED] or [REDACTED]. The difference in methodology for [REDACTED] is that they average all of the reported trades for the day to come up with an average number for both. [REDACTED] on a [REDACTED] basis is done at the close every day and [REDACTED] on a [REDACTED] basis is done in the window as described above.

The Seller also purchases [REDACTED] at [REDACTED] and [REDACTED] at [REDACTED] on a monthly basis. These purchases are also made from [REDACTED] to [REDACTED] for the month of October. The daily assessments for both of these grades are published in both [REDACTED] and [REDACTED]. [REDACTED]. Both of these crudes are purchased on a buy/sell arrangement. For example, the Seller buys [REDACTED] at [REDACTED] and sell the counterparty back a barrel of [REDACTED] at [REDACTED] that the Seller buys on a [REDACTED] basis.

Canadian Crude

Almost all of our Canadian syn or sweet purchases are done on [REDACTED] priced as a [REDACTED]. The [REDACTED] is calculated as a monthly average of all trades done on either the [REDACTED] or an average of both. Both [REDACTED] are Canadian brokerages for Canadian crude. The pricing for 2010 is attached. This index is added to the [REDACTED] price for the month that the crude is injected into the pipeline. With 30 day transit time on the line the Seller typically runs September injected crude at the refinery in October, October injections in November and so on.

The Seller typically buys [REDACTED] that is transported through the Canadian pipeline system at a monthly negotiated [REDACTED] usually loosely based on the [REDACTED].

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 2

[REDACTED]

Attachment to Schedule 2.6.3.2

Hydrocarbon Inventory Value

Exhibit 2

Year 2010

[REDACTED]
	[REDACTED]						[REDACTED]
Month	Vol. MBpd		# of Trades		Price		Vol. MBpd		# of Trades		Price
Jan	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Feb	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Mar	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Apr	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
May	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Jun	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
July	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Aug	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Sep	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Oct	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Nov	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Dec	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

[REDACTED]
	[REDACTED]						[REDACTED]
Month	Vol. MBpd		# of Trades		Price		Vol. MBpd		# of Trades		Price
Jan	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Feb	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Mar	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Apr	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
May	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Jun	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
July	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Aug	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Sep	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Oct	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Nov	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Dec	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

[REDACTED]
	[REDACTED]						[REDACTED]
Month	Vol. MBpd		# of Trades		Price		Vol. MBpd		# of Trades		Price
Jan	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Feb	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Mar	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Apr	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
May	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Jun	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
July	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Aug	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Sep	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Oct	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Nov	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Dec	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Schedule 2.6.4

Participation Payment

•	Calculation of the Participation Payment will be made by Buyer and paid to Seller within 120 calendar days of the end of the calendar year for the years 2011, 2012, 2013, 2014, 2015 and 2016.

•

The Participation Payment for each applicable calendar year shall be an amount equal to twenty-five percent (25%) of the amount by which the Purchased Assets EBITDA (as defined below) for such calendar year exceeds one hundred twenty-five million dollars ($125,000,000) (the “Threshold EBITDA”). For purposes of this Schedule 2.6.4, the “Purchased Assets EBITDA” for any particular calendar year means Buyer’s earnings from the Purchased Assets Business (as defined below) before interest expense, income tax expense, and depreciation and amortization expense for such calendar year. For purposes of this Schedule 2.6.4, “Purchased Assets Business” means the business conducted by Buyer solely with the Purchased Assets, which business shall be substantially similar to the business conducted by Seller with the Purchased Assets as of the Closing Date. The Purchased Assets EBITDA shall be calculated based on Buyer’s audited financial statements, which shall be prepared in accordance with GAAP, subject to any modification set forth in this Schedule.

•

For purposes of calculating the Purchased Assets EBITDA, earnings are defined as net income reported in Buyer’s audited Statement of Operations, which shall be prepared in accordance with GAAP (subject to any modifications set forth in this Schedule), and may include charges that are reasonable and consistently applied across all operations for direct and allocated overhead expenses, which overhead expenses shall not exceed $[REDACTED] during any calendar year, but will exclude the following:

•	any significant extraordinary or non-recurring expenses such as asset impairment charges; and

•	any fees or expenses of Buyer attributable to the transactions contemplated by this Agreement.

•

If Buyer completes any new capital project of [REDACTED] or more, then the Threshold EBITDA shall be increased as mutually agreed to by Buyer and Seller. Any such increase in the Threshold EBITDA shall be based upon the reasonable forecasted EBITDA improvement for that project that was presented to and approved by a majority of Buyer’s owners or by Buyer’s independent Board of Directors when the project received final approval. The increase to the Threshold EBITDA will not become effective until the first month after the project construction has been completed and the project has met its production targets (also as approved by Buyer’s owners or Board) for a thirty day period, as determined by mutual agreement of the Parties. If the Parties can not agree on the Threshold EBITDA adjustment or the effective date of such adjustment, then the Parties shall submit their disagreement to the Accountants for a final, binding determination on such disagreement. The cost of the Accountants will be split equally between the Parties.

Schedule 2.6.4

Participation Payment

•

For the 2011 calendar year, the $125,000,000 Threshold EBITDA will be prorated and calculated as $125,000,000 multiplied by the number of days from and including the Closing Date through the end of 2011 divided by 365 (the “2011 Prorated Threshold EBITDA”). The calendar year 2011 Participation Payment shall be calculated as twenty-five percent (25%) of the amount by which the Purchased Assets EBITDA exceeds the 2011 Prorated Threshold EBITDA.

•

A Participation Payment will also be calculated for the calendar year ending in 2016. The 2016 Participation Payment will also be prorated and shall be calculated as (1) twenty-five percent (25%) of the amount by which the Purchased Assets EBITDA exceeds one hundred twenty-five million dollars ($125,000,000) in calendar year 2016, multiplied by (2) a fraction consisting of the number of days from and including January 1, 2011 to the 2011 Closing Date divided by 365.

•	The aggregate amount of all Participation Payments to be made by Buyer hereunder shall not exceed one hundred twenty-five million dollars ($125,000,000).

•

Within 90 days of the end of each applicable calendar year, Buyer shall deliver to Seller a statement setting forth Buyer’s calculation of the Participation Payment (which shall include a statement signed by a senior officer of Buyer certifying that such calculation was made by Buyer in good faith and in accordance with the terms of this Schedule 2.6.4). Along with such statement and payment, Buyer shall deliver to Seller all supporting details and work papers relating to Buyer’s calculation of the Participation Payment as Seller may reasonably request, which shall include, at a minimum, copies of Buyer’s audited financial statements, including footnotes and its Form 10-K if required to file with the SEC.

•

Seller will have twenty days to review and question or dispute Buyer’s calculation of the Participation Payment. If Seller disputes Buyer’s calculation of any Participation Payment, Seller shall deliver written notice of such dispute to Buyer within twenty days after Seller’s receipt of Buyer’s calculation of such Participation Payment.

•

Seller and Buyer shall have ten days to resolve any disputed items identified in Seller’s dispute notice. At the end of such ten-day period, Buyer shall pay to Seller an amount equal to the adjusted Participation Payment, excluding any unresolved disputed items. Such amount shall be delivered within 120 days of the end of each applicable calendar year by wire transfer of immediately available funds to an account designated by Seller in writing.

•

Any disputed items that are not resolved by the parties within such period shall be submitted to the Accountants for a final binding resolution of such disputed items. The fees, costs and expenses of the Accountants for such resolution shall be borne by the Buyer, on the one hand, and the Seller, on the other hand, in the same proportion that the dollar amount of disputed items lost by the Buyer on the one hand, or the Seller, on the other hand, bears to the total dollar amount in dispute that is resolved by the Accountants. If the Participation Payment for any particular year as finally determined exceeds the

Schedule 2.6.4

Participation Payment

amount paid by Buyer for such calendar year, then Buyer shall deliver to Seller an amount equal to the difference together with interest at the rate set forth in the Promissory Note from the date on which Buyer made such original payment. If the Participation Payment for any particular year as finally determined is less than the amount paid by Buyer for such calendar year, then Seller shall deliver to Buyer an amount equal to the difference, together with interest at the rate set forth in the Promissory Note from the date on which Buyer made such original payment. Any amount to be paid pursuant to this paragraph shall be paid within 5 Business Days after the Participation Payment is finally determined, and such payment shall be made by wire transfer of immediately available funds to an account designated by the party entitled to receive such payment.

Schedule 3.1.2

Authorization of Transaction - Seller

None.

Schedule 3.2.1.2

Authorization of Transaction - Buyer

None.

Schedule 3.2.2.2

Non-contravention - Buyer

None.

Schedule 4.1.2

Real Property

1.	Purchase option granted to the Sun Federal Credit Union pursuant to that certain Lease Agreement dated April 1, 1994 by and between Seller, as lessor, and Sun Federal Credit Union, as lessee (the “CU Tenant”). By letter dated December 15, 2010, the CU Tenant provided notice of its intent to exercise its purchase option. On February 15, 2011, Seller and CU Tenant executed that certain Agreement to Purchase pursuant to which Seller agreed to sell and CU Tenant agreed to purchase the premises leased under the Lease Agreement. Pursuant to the Agreement to Purchase, Seller has authorized the CU Tenant to apply for a tax parcel split necessary for the consummation of the transaction contemplated by said Agreement to Purchase.

2.	Seller may not have recorded rights of way and/or easement rights for the 6” Fuel Oil (16-233) and 8” Fuel Oil (16-234) pipelines at one or more places where such pipelines run upon, under or through land of third parties, including but not limited to areas where the pipelines approach, intersect or cross 1-280.

3.	The 6” Fuel Oil (16-233) and 8” Fuel Oil (16-234) pipelines may fall outside of recorded easement areas granted by Toledo Edison Company.

4.	Reference is made to Item 5 of Schedule 5.3.

Schedule 4.1.3

Sufficiency of Assets

The Toledo Refinery’s FCC Power Recovery Train expander has experienced in the last twelve months and currently still is experiencing fouling, which requires routine cool downs to remove. Seller believes the fouling is being caused by high levels of vanadium in the crude, which then makes its way to the FCC and eventually on the expander. While Seller is tracking the source of the high vanadium crudes, it is working to reduce the amount of vanadium on the FCC catalyst by increasing the amount of fresh catalyst added to the FCC. Seller is also routinely injecting walnut shells to abrade the fouling material from the expander blades.

Reference is made to the FFS Evaluation, FCC Reactor (R-2102) Final Report, Sunoco Inc. Toledo Refinery, Oregon, OH, February, 2011, prepared by The Equity Engineering Group, Inc.

Schedule 4.1.4(a)

Material Contracts

Except as may be specifically set forth in this Schedule 4.1.4(a), all contracts for the sale of petrochemicals by Sun Petrochemicals Company (a Pennsylvania General Partnership and Affiliate of the Seller) currently in effect were terminated, with such termination to be effective December 31, 2010.

Reference is made to Schedule 2.1.2.

Reference is made to Item 5 on Schedule 2.1.3.

Crude Supply Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Purchase Agreement (Contract No. 314119) dated January 3, 2006, as amended	Sunoco, Inc. (R&M)	Suncor Energy Marketing Inc.	No	Yes
Purchase Agreement (Contract No. 311998) dated September 17, 2003, as amended	Sunoco, Inc. (R&M)	Husky Energy Marketing Inc.	No	Yes
Purchase Agreement (Contract No. 314777) dated July 25, 2006, as amended	Sunoco, Inc. (R&M)	Canadian Oil Sands Limited	No	Yes
Purchase Agreement (Contract No. 311159) dated October 9, 2002, as amended	Sunoco, Inc. (R&M)	Nexen Marketing	No	Yes
Purchase Agreement (Contract No. 311997) dated September 17, 2003, as amended	Sunoco, Inc. (R&M)	Marathon Oil Canada Corporation (successor to Western Oil Sands L.P.)	No	Yes
Buy/Sell Agreement (Contract No. 317708) dated December 2, 2008, as amended	Sunoco, Inc. (R&M)	Canadian Natural Resources By Its Managing Partner Canadian Natural Resources Limited	No	Yes
Purchase Agreement (Contract No. 312023) dated October 7, 2003, as amended	Sunoco, Inc. (R&M)	Murphy Oil Company, LTD	No	Yes
Purchase Agreement (Contract No. 312000) dated September 18, 2003, as amended	Sunoco, Inc. (R&M)	Imperial Oil (The Partnership)	No	Yes
Buy/Sell Agreement (Contract No. 314241; successor to Contract No. 306580) dated February 22, 2006, as amended	Sunoco, Inc. (R&M)	Suncor Energy Marketing Inc.	No	Yes
Purchase Agreement (Contract No. 315961) dated May 3, 2007, as amended	Sunoco, Inc. (R&M)	Nexen Marketing	No	Yes

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Buy/Sell Agreement (Contract No. 317363) dated August 22, 2008, as amended	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes
Purchase Agreement (Contract No. 317331) dated August 13, 2008, as amended	Sunoco, Inc. (R&M)	BML Inc. Crude Oil Marketing	No	Yes
Buy/Sell Agreement 305269 effective 2/1/97, as amended	Sun Company, Inc. (R&M)	Scurlock Permian Corp.	No	Yes
Buy/Sell Agreement (Contract No. 315863) dated March 28, 2007	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes
Buy/Sell Agreement (Contract No. 310742), as amended (Exchange of Michigan Sweet Crude Oil for Domestic Sweet Crude Oil)	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes
Buy/Sell Agreement, effective 3/1/02 #310549	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	Partial	Yes
Purchase Agreement 318459 effective 9/1/09, as amended	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes
Buy/Sell Agreement 314638 effective 7/1/06, as amended	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes
Cygnet Storage and Services Agreement	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P,	No	Yes
Contract #314119, Oil Sands A Crude Oil	Sunoco, Inc. (R&M)	Suncor Energy Marketing Inc.	No	Yes
Contract #311998, Husky Synthetic B Crude Oil	Sunoco, Inc. (R&M)	Husky Energy Marketing Inc.	No	Yes
Contract #319590, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Canadian Oil Sands Partnership #1	No	Yes
Contract #311159, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Nexen Marketing	No	Yes
Contract #311997, Premium Albian Synthetic Crude Oil	Sunoco, Inc. (R&M)	Marathon Oil Sands L.P.	No	Yes
Contract #317708, Canadian Natural Synthetic Crude Oil	Sunoco, Inc. (R&M)	Canadian Natural Resources	No	Yes
Contract #312023, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Murphy Oil Company LTD.	No	Yes

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #312000, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Imperial Oil	No	Yes
Contract #314241, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Suncor Energy Marketing Inc.	No	Yes
Contract #315961, Pembina Stream Crude Oil	Sunoco, Inc. (R&M)	Nexen Marketing	No	Yes
Contract #317331, West Texas Intermediate Crude Oil	Sunoco, Inc. (R&M)	BML Inc. Crude Oil Marketing	No	Yes
Contract #305269, West Texas Intermediate Crude Oil	Sunoco, Inc. (R&M)	Plains Marketing L.P.	No	Yes
Contract #317363, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P.	No	Yes
Contract #315863, West Texas Intermediate Crude Oil	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P.	No	Yes
Contract #314638, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P.	No	Yes
Contract #318717, West Texas Intermediate Crude Oil	Sunoco, Inc. (R&M)	Shell Trading (US) Company	No	Yes
Contract #318459, Kentucky Blend Crude Oil	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P.	No	Yes
Contract #318766, West Texas Intermediate Crude Oil	Sunoco, Inc. (R&M)	Sunoco Logistics Partners L.P.	No	Yes
Contract #319654, Canadian Sweet Crude Oil	Sunoco, Inc. (R&M)	Tundra Oil and Gas Ltd.	No	Yes
Contract #319659, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan	No	Yes
Contract #319660, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan	No	Yes
Contract #319662, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan	No	Yes
Contract #319663, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan	No	Yes

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319664, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Occidental Energy Marketing, Inc.	No	Yes
Contract #319665, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319666, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Chevron Products Company	No	Yes
Contract #319668, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319669, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319670, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Shell Trading Canada	No	Yes
Contract #319671 , Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Plains Marketing L.P.	No	Yes
Contract #319672, Canadian Sweet Crude Oil	Sunoco, Inc. (R&M)	Shell Trading Canada	No	Yes
Contract #319673, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319674, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319675, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319676, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Occidental Energy Marketing, Inc.	No	Yes
Contract #319677, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319678, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319680, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319681, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319682, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Tidal Energy Marketing, L.L.C.	No	Yes
Contract #319683, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Tidal Energy Marketing, L.L.C.	No	Yes
Contract #319684, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319685, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319686, WTI Type Common Stream Sweet Crude Oil	Sunoco, Inc. (R&M)	Shell Trading (US) Company	No	Yes
Contract #319687, Canadian Syncrude Crude Oil	Sunoco, Inc. (R&M)	Canadian Oil Sands Partnership #1	No	Yes
Contract #319688, Premium Albian Synthetic Crude Oil	Sunoco, Inc. (R&M)	Marathon Oil Canada Corporation	No	Yes
Contract #319694, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319689, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319690, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319691 , Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Enterprise Crude Oil, LLC	No	Yes
Contract #319692, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Chevron Products Company	No	Yes
Contract #319693, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Genesis Crude Oil, L.P.	No	Yes
Contract #319695, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Citation Crude Marketing	No	Yes
Contract #319696, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Marathon Petroleum Company LP	No	Yes
Contract #319697, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319698, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Gavilon LLC	No	Yes
Contract #319701, North Dakota Sweet Crude Oil	Sunoco, Inc. (R&M)	Eighty Eight Oil LLC	No	Yes
Contract #319702, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Morgan Stanley Capital Group Inc.	No	Yes
Contract #319703, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Morgan Stanley Capital Group Inc.	No	Yes
Contract #319704, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Occidental Energy Marketing, Inc.	No	Yes
Contract #319705, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Occidental Energy Marketing, Inc.	No	Yes
Contract #319706, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319707, North Dakota Sweet Crude Oil	Sunoco, Inc. (R&M)	Eighty Eight Oil LLC	No	Yes
Contract #319708, North Dakota Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319709, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319710, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319714, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Hess Trading Company	No	Yes
Contract #319715, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Gavilon LLC	No	Yes
Contract #319716, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Texon LP	No	Yes
Contract #319711, North Dakota Sweet Crude Oil	Sunoco, Inc. (R&M)	ConocoPhillips Company	No	Yes
Contract #319717, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes

Schedule 4.l.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319718, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319719, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319720, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Trafigura AG	No	Yes
Contract #319721, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Trafigura AG	No	Yes
Contract #319722, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Hess Trading Company	No	Yes
Contract #319723, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals	No	Yes
Contract #319724, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Hess Trading Company	No	Yes
Contract #319725, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	BP Oil Supply	No	Yes
Contract #319726, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Glencore LTD.	No	Yes
Contract #319727, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Plains Marketing L.P.	No	Yes
Contract #319728, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319729, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Gavilon LLC	No	Yes
Contract #319730, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Chevron Products Company	No	Yes
Contract #319731, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319732, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	J.P. Morgan Ventures Energy	No	Yes
Contract #319741, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Tidal Energy Marketing (US) LLC	No	Yes
Contract #319742, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes
Contract #319743, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals	No	Yes

1

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319744, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals	No	Yes
Gas Oil Exchange and Net-Out Agreement dated 6/1/09	Sunoco, Inc. (R&M) (buyer of gas oil; seller of crude)	Holly Refining and Marketing –Tulsa LLC	Yes	No.

Gasoline and Diesel Agreements

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Exchange Agreement #E0747 effective 10/1/09	Sunoco Inc. (R & M)	BP Amoco	No	Yes
Exchange Agreement #E0112 effective 3/31/09, as amended	Sunoco, Inc. (R & M)	Citgo Petroleum Corp.	Yes	Yes
Exchange Agreement #E0518 effective 6/1/08	Sunoco, Inc. (R & M)	ExxonMobil Oil Corp	No	Yes
Exchange Agreement effective 6/1/07 #E0158	Sunoco, Inc. (R & M)	ExxonMobil Oil Corp	Yes	Yes
Exchange Agreement #E0494 effective 12/1/98, as amended	Sunoco, Inc. (R & M)	Marathon Ashland Petroleum /Marathon Petroleum Company	Partial	Yes
Sale Agreement #63519 effective 11/1/09	Sunoco, Inc. (R & M)	Guttman Oil Company	Yes	Yes
Sale Agreement (Contract No. 66766) effective 11/1/2010	Sunoco, Inc. (R & M)	Guttman Oil Company	Yes	Yes
Sale Agreement #S64147 effective 1/1/10	Sunoco, Inc. (R & M)	Ports Petroleum Co., Inc.	Yes	Yes
Supply Agreement effective 7/1/10	Sunoco, Inc. (R & M)	Meijer Distribution, Inc.	No	Yes
Offer for Sale of Gasoline effective 3/1/10	Sunoco, Inc. (R & M)	Tower Energy Group	No	Yes
Supply Agreement effective 7/1/10	Sunoco, Inc. (R & M)	TH Midwest, Inc.	No	Yes
Supply Agreement effective 8/1/10	Sunoco, Inc. (R & M)	TH Midwest, Inc.	No	Yes
Supply Agreement effective 4/01/10	Sunoco, Inc. (R & M)	Lykins Oil Company, Inc.	No	Yes
Supply Agreement effective 7/1/10	Sunoco, Inc. (R & M)	Benchmark Resources, Inc.	No	Yes

2

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
[Sam’s Club]
Supply Agreement effective 10/4/10	Sunoco, Inc. (R&M)	Benchmark Resources, Inc. [Sam’s Club]	No	Yes
Supply Agreement effective 8/1/10	Sunoco, Inc. (R&M)	TA Operating LLC	No	Yes
Supply Agreement effective 8/1/10	Sunoco, Inc. (R&M)	Kroger Company/Supermarket Petroleum Company	No	Yes
Supply Agreement effective 7/1/10	Sunoco, Inc. (R&M)	Kroger Company/Supermarket Petroleum Company	No	Yes
Supply Agreement effective 8/1/10	Sunoco, Inc. (R&M)	Pilot Travel Centers LC	No	Yes
Supply Agreement effective 6/1/10	Sunoco, Inc. (R&M)	UPS Fuel Services, Inc.	No	Yes
Supply Agreement effective 5/1/10	Sunoco, Inc. (R&M)	UPS Fuel Services, Inc.	Yes	Yes
Term Agreement for 83cb FOB Toledo - s65988	Sunoco, Inc. (R&M)	Center Oil	No	No
Term Agreement for 83cb FOB Toledo (from exchange) S-67163	Sunoco. Inc. (R&M)	Marathon Petroleum Company	No	No
Term Agreement for 83cb FOB Toledo S-66787	Sunoco, Inc. (R&M)	Shell Trading	No	No
Term Agreement for 83cb FOB Toledo S-66306	Sunoco, Inc. (R&M)	Murphy Oil	No	No
Term Agreement for ULSD FOB Toledo - s65895	Sunoco, Inc. (R&M)	Center Oil	No	No
[RESERVED]
[RESERVED]
Term Agreement for 83CB FOB Toledo - s65914	Sunoco, Inc. (R&M)	Center Oil	No	No
[RESERVED]
[RESERVED]
[RESERVED]
Term Agreement for 83cb FOB Toledo - s65988	Sunoco, Inc. (R&M)	Center Oil	No	No
MAR Spot Buy/Sell Jet B67913	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No
Rack purchase agreement effective 2/1/11	Sunoco, Inc. (R&M)	Shell Oil Products US	No	Yes
MAR Spot Buy/Sell Jet B67913	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No
3000 Barrels Gasoline P67972	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No
7000 Barrels Gasoline P67973	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No

3

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
180000 Barrels Gasoline S67976	Sunoco, Inc. (R&M)	Marathon Petroleum Company	No	No
21000 Barrels Gasoline P67987	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No
150000 Barrels ULSD S67983	Sunoco, Inc. (R&M)	Marathon Petroleum Company	No	No
15000 Barrels Gasoline S67986	Sunoco, Inc. (R&M)	Road Ranger LLC	No	No
26000 Barrels Gasoline P67977	Sunoco, Inc. (R&M)	BP North America Petroleum	No	No

Jet Fuel Agreements

Title of Contract	Price Basis	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Jet Fuel Supply Agreement effective 5/1/10	Gulf Coast	Sunoco, Inc. (R & M)	AirTran Airways Inc.	No	Yes
Jet Fuel Supply Agreement effective 7/1/10	Chicago	Sunoco, Inc. (R & M)	Allegiant Air, LLC	No	Yes
Jet Fuel Supply Agreement effective 3/1/10	Chicago	Sunoco, Inc. (R & M)	American Airlines, Inc	No	Yes
Jet Fuel Supply Agreement effective 3/1/10 (terminating 9/30/12)	Gulf Coast	Sunoco, Inc. (R & M)	American Eagle Airlines, Inc	No	Yes
Jet Fuel Supply Agreement effective 3/1/10 (terminating 12/31/12)	Chicago	Sunoco, Inc. (R & M)	American Eagle Airlines, Inc	No	Yes
Jet Fuel Supply Agreement effective 6/1/10 (terminating 5/31/11)	Gulf Coast	Sunoco, Inc. (R & M)	American Eagle Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement effective 6/1/10 (terminating 5/31/11)	Gulf Coast	Sunoco, Inc. (R & M)	American Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement effective 2/24/10	Gulf Coast	Sunoco, Inc. (R & M)	Epic Aviation	No	Yes
Jet Fuel Supply Agreement effective 6/1/10	Chicago and Gulf Coast	Sunoco, Inc. (R & M)	Epsilon Trading, Inc.	No	Yes
Jet Fuel Supply Agreement effective 11/1/10	Gulf Coast	Sunoco, Inc. (R & M)	ExpressJet Airlines		Yes
Jet Fuel Supply Agreement effective 11/1/10	Gulf Coast	Sunoco, Inc. (R & M)	GoJet Airlines, LLC	No	Yes

4

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Price Basis	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Jet Fuel Supply Agreement effective 2/1/10	Chicago & NYH	Sunoco, Inc. (R & M)	Johnston Aviation Co. Inc.	No	Yes
Jet Fuel Supply Agreement effective 1/1/10	Chicago	Sunoco, Inc. (R & M)	LGSTX Fuel Management, Inc.	No	Yes
Jet Fuel Supply Agreement effective 9/1/10	Gulf Coast	Sunoco, Inc. (R & M)	Miami Air International Inc.	No	Yes
Jet Fuel Supply Agreement effective 5/1/10	Chicago and Gulf Coast	Sunoco, Inc. (R & M)	PAFCO LLC	No	Yes
Jet Fuel Supply Agreement effective 7/1/10	Chicago	Sunoco, Inc. (R & M)	Qantas Airways	No	Yes
Jet Fuel Supply Agreement effective 9/1/10	Chicago	Sunoco, Inc. (R & M)	RKA Petroleum	No	Yes
Jet Fuel Supply Agreement effective 12/1/10	Chicago	Sunoco, Inc. (R & M)	Shell Oil Products US	No	Yes
Jet Fuel Supply Agreement effective 11/1/10	Gulf Coast	Sunoco, Inc. (R & M)	Shuttle America Airlines	No	Yes
Jet Fuel Supply Agreement effective 11/1/10	Gulf Coast	Sunoco, Inc. (R & M)	Sky West Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement effective 9/1/10	Gulf Coast	Sunoco, Inc. (R & M)	SkyWest Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement effective 7/1/10	Gulf Coast	Sunoco, Inc. (R & M)	Spirit Airlines c/o World Fuel Services	No	Yes
Jet Fuel Contract Notification effective 8/1/09	Chicago	Sunoco, Inc. (R & M)	Jet America c/o Miami Air International Inc.	No	Yes
[RESERVED]
Jet Fuel Supply Agreement effective 11/1/10	Gulf Coast	Sunoco, Inc. (R & M)	United Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement effective 9/1/10	Gulf Coast	Sunoco, Inc. (R & M)	ExpressJet Airlines, Inc.	No	Yes
Jet Fuel Supply Agreement – Letter Agreement effective 6/1/08		Sunoco, Inc. (R & M)	Federal Express	No	Yes
Fuel Supply Agreement effective 8/1/10	Gulf Coast, NYH, Chicago	Sunoco, Inc. (R & M)	World Fuel Services	No	Yes
Jet Fuel Supply Agreement effective 1/1/11	Chicago	Sunoco, Inc. (R & M)	ConocoPhillips Inc	No	Yes

5

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Price Basis	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Jet Fuel Supply Agreement effective 1/1/11	Chicago	Sunoco, Inc. (R & M)	Arrow Energy, Inc
Jet Fuel Supply Agreement effective 1/1/11	Chicago	Sunoco, Inc. (R & M)	Air Transport International LLC	No	Yes
Jet Fuel Supply Agreement effective 11/8/10	Gulf Coast	Sunoco, Inc. (R & M)	AirTran Airways Inc.	No	Yes
Jet Fuel Supply Agreement effective 2/1/11	Chicago	Sunoco, Inc. (R & M)	LGSTX Fuel Management, Inc.	No	Yes
Jet Fuel Supply Agreement effective 1/1/11	Chicago	Sunoco, Inc. (R & M)	TOL Aviation, Inc.	No	Yes
Jet Fuel Supply Agreement effective 1/1/11	Chicago Gulf Coast	Sunoco, Inc. (R & M)	Western Petroleum Co	No	Yes

Commercial Contracts – Chemicals

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Exchange Confirmation/Agreement #E-20013 dated 12/8/08	Sunoco, Inc. (R & M)	SI Group, Inc.	Yes	Yes
Supply Agreement effective 1/1/08, as amended	Sunoco, Inc. (R & M)	SI Group, Inc.	Yes	Yes
Supply Agreement effective 1/1/10	Sunoco, Inc. (R & M)	SI Group, Inc.	No	Yes
Contract for Terminaling Agreement #300104 effective 12/15/08	Sunoco, Inc. (R & M)	Odfjell Terminals (Houston) Inc.	Yes	Yes
Supply Agreement effective 1/1/09	Sunoco, Inc. (R & M)	Emerald Performance	Yes	Yes
Supply Agreement effective 1/1/06, as amended	Sunoco, Inc. (R & M)	Eastman Chemical Company	Yes	Yes
Supply Agreement effective 5/1/08	Sunoco, Inc. (R & M)	Gage Products Inc.	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	AKZO NOBEL COATINGS INC	Yes	Yes
Supply agreement - Toluene Effective 1/1/201 1 to 12/31/2011	Sunoco, Inc. (R & M)	ALBEMARLE CORPORATION	Yes	Yes

6

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	AMERICHEM SALES CORPORATION	Yes	Yes
Supply agreement - Toluene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	ARICHEM LLC	Yes	Yes
Supply agreement - Tetramer Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	DIXIE CHEMICAL COMPANY	Yes	Yes
Supply agreement - Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	DOVER CHEMICAL CORPORATION	Yes	Yes
Supply agreement - Nonene and Tetramer Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	DOW CHEMICAL COMPANY	Yes	Yes
Supply agreement - Benzene, Toluene, Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	DOW CORNING CORPORATION	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	FBC CHEMICAL CORPORATION	Yes	Yes
Supply agreement - Benzene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	INDSPEC	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	INTERSTATE CHEMICAL COMPANY	Yes	Yes
Supply agreement - Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	PILOT CHEMICAL COMPANY	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	QUAKER CITY CHEMICALS INC	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	TRANSCHEMICAL INCORPORATED	Yes	Yes
Supply agreement -Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	AKZO PAINTS LLC	Yes	Yes
[RESERVED]
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	COLONIAL CHEMICAL SOLUTIONS	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	CONE SOLVENTS INC	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	GAGE PRODUCTS COMPANY	Yes	Yes
Supply agreement - Tetramer Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	GULF BAYPORT CHEMICALS LP	Yes	Yes

7

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Supply agreement - Benzene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	ISP	Yes	Yes
Supply agreement - Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	LUBRIZOL CORPORATION	Yes	Yes
Supply agreement - Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	MOMENTIVE PERFORMANCE MATERIALS	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	NEASE CORPORATION	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	PRIDE SOLVENTS	Yes	Yes
Supply agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	ROYAL ADHESIVES & SEALANTS	Yes	Yes
Supply agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	STEPAN CHEMICAL COMPANY	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	SUPERIOR OIL COMPANY INC	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	TECHNICAL PRODUCTS INC	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	VALSPAR CORPORATION	Yes	Yes
Supply agreement - Benzene, Toluene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	VERTELLUS AGRICULTURE AND NUTRITION	Yes	Yes
Supply agreement - Nonene and Tetramer Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	VERTELLUS HEALTH & SPECIALTY	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	WHITAKER OIL COMPANY	Yes	Yes
Supply agreement - Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	EMERALD PERFORMANCE MATERIALS	Yes	Yes
Supply agreement - Tetramer, Nonene, Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	SI GROUP INC	Yes	Yes
Supply agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	EASTMAN CHEMICAL COMPANY	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	3M COMPANY	Yes	Yes

8

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	BRENNTAG NORTH AMERICA	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	CHEMICAL SOLVENTS	Yes	Yes
Supply agreement - Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	CHEMTURA CORPORATION	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	IDEAL CHEMICAL & SUPPLY CO	Yes	Yes
Supply agreement -Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	LUBRIZOL CORPORATION	Yes	Yes
Supply agreement - Tetramer Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	MILLIKEN & CO INC	Yes	Yes
Supply agreement - T&X Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	MPM SILICONES	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	QUADRA CHEMICALS LTD	Yes	Yes
Supply agreement - Xylene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	REICHHOLD CHEMICALS INC	Yes	Yes
Supply agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	SABIC INNOVATIVE PLASTICS US LLC	Yes	Yes
Supply agreement - Benzene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	SOLUTIA	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	UNIVAR USA INC	Yes	Yes
Distributor agreement Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	CALLAHAN COMPANY	Yes	Yes
Supply agreement -Nonene Effective 1/1/2011 to 12/31/2011	Sunoco, Inc. (R & M)	JANEX	Yes	Yes

9

Schedule 4.1.4(a)

Material Contracts

Commercial Contracts - Miscellaneous

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Terminal Services Agreement effective 4/1/09	Sunoco, Inc. (R&M)	Inergy Propane LLC	No	Yes
Sale Agreement #Inergy - 0408T effective 4/1/08, as amended	Sunoco, Inc. (R&M)	Inergy Propane LLC	Yes	Yes
Sale Agreement #Inter-Chem (Toledo) 0110 effective 1/1/10	Sunoco, Inc. (R&M)	International Chemical Company	Partial	Yes
Sale Agreement effective 2/1/11	Sunoco, Inc. (R&M)	The Kiesel Company	Yes	Yes
Sale Agreement effective 1/15/02, as amended	Sunoco, Inc. (R&M)	Buckeye Pipeline Company	No	Yes
Sale Agreement effective 8/10/09, as amended	Sunoco, Inc. (R&M)	Gladieux Trd and Mkt Co.	No	Yes
Contract # 67670 effective 2/1/11	Sunoco, Inc. (R&M)	Petrogas Marketing Ltd	No	Yes
Contract # 67674 effective 2/1/11	Sunoco, Inc. (R&M)	Plains Marketing LP	No	Yes
Propane Keep Dry Agreement effective 1/21/08	Sunoco, Inc. (R&M)	Inergy Propane LLC	No	Yes
Propane Keep Dry Agreement effective 1/28/08	Sunoco, Inc. (R&M)	Inergy Propane LLC	No	Yes
Molten Sulfur-Agreement #Inter-Chem 0111 effective 1/1/11	Sunoco, Inc. (R&M)	International Chemical Company	No	Yes

10

Schedule 4.1.4(a)

Material Contracts

Commercial Contracts – Pipeline and Terminal Agreements

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Contract Number P64487 (applicable to East Coast area terminals); Contract Number P64614 (Toledo Area terminals) effective 2/1/10	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	No	Yes

Inkster Terminal Services Agreement effective 4/1/09	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals L.P.	Yes	Yes

Storage and Services Agreement effective 11/1/09	Sunoco, Inc. (R&M)	Mid- Valley Pipeline Company; and, Marathon Pipe Line LLC	Yes	Yes

Capacity Reservation Agreement (Marysville) effective 7/1/07	Sunoco Inc. (R&M)	Sunoco Pipeline L.P.	Yes	Yes

Terminal Services Agreement effective 4/1/09	Sunoco, Inc. (R&M)	Inergy Propane LLC	No	Yes

Throughput Agreement Summary	Sunoco, Inc. (R&M)	NuStar (ST Terminals)	No	Yes

Terminal Throughput Agreement effective 11/1/06	Sunoco, Inc. (R&M)	Bulk Terminal Storage (formerly Guttman Oil Company)	Yes	Yes

Terminal Storage and Handling Agreement effective 7/1/09	Sunoco, Inc. (R&M)	BP Products North America Inc.	Yes	Yes

Terminaling and Throughput Agreement effective 12/14/98	Sunoco, Inc. (R&M)	BP Exploration & Oil Inc.	Yes	Yes

Transportation Agreement effective 5/1/08, as amended	Sunoco, Inc. (R&M)	Buckeye Pipe Line Company, L.P.	No	Yes

[RESERVED]

Storage and Product Handling Agreement effective 9/1/06 and related Distributorship Agreement	Sunoco, Inc. (R&M)	Delta Fuels of Michigan, Inc.	No	Yes

Marysville Underground Storage Terminal Storage Agreement 2007-114 effective 4/1/07, as amended	Sunoco Inc. (R&M)	Marysville Gas Liquids Company d/b/a Marysville Underground Storage Terminal	Partial	Yes

Tank Lease Agreement Summary effective 9/1/10	Sunoco, Inc. (R&M)	Buckeye Terminal LLC	No	Yes

11

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Throughput Agreement effective 5/1/08	Sunoco, Inc. (R&M)	Buckeye Terminals LLC	No	Yes

Pipeline Throughput and Deficiency Agreement effective 10/1/10	Sunoco, Inc. (R&M)	Sunoco Pipeline L.P.	Yes	No

Assignment of Terminal Throughput Agreement dated June 17, 2005, as amended	Sunoco, Inc. (R&M)	RKA Petroleum LLC	Yes	Yes

Off-Airport Terminalling Agreement, effective 8/1/09	Sunoco, Inc. (R&M)	Equilon Enterprises LLC (acting as Shell Aviation)	Yes	Yes

Commercial Contracts – Linde H2 Plant Agreements

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Product Supply Agreement effective 9/20/04	Sunoco, Inc. (R&M)	Linde Gas North America LLC, as successor-in-interest to BOC Americas (PGS), Inc.	Yes	No

Ground Lease Agreement dated 9/20/04	Sunoco, Inc. (R&M)	Linde Gas North America LLC, as successor-in-interest to BOC Americas (PGS), Inc.	Yes	No

Construction Agreement dated 9/20/04	Sunoco, Inc. (R&M)	Linde Gas North America LLC, as successor-in-interest to BOC Americas (PGS), Inc.	Yes	No

Letter Agreement between Linde and Sunoco dated 3/3/08	Sunoco, Inc. (R&M)	Linde Gas North America LLC, as successor-in-interest to BOC Americas (PGS), Inc.	Yes	N/A

Commercial Contracts – TWO LLC WWTU

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Agreement for Wastewater Treatment Plant Acquisition, Ownership, Operation and Maintenance dated 6/30/98, as amended	Sunoco, Inc.	Two LLC	Yes	Yes

Land Lease and Grant of Easement dated 6/30/98, as amended	Sun Company, Inc. (R&M)	Two LLC	Yes	Yes

Sewer Services Agreement dated 7/14/92	Sun Company, Inc. (R&M)	City of Toledo	Yes	No

12

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent Required for Assignment?
Landlord Waiver dated 6/30/98, as amended	Sun Company, Inc. (R&M)	Two LLC and First Security Bank, National Association	Yes	No

Consent and Acknowledgement of Assignment	Sunoco, Inc.	Two LLC and First Security Bank, National Association	Yes	No

13

Schedule 4.1.4(a)

Material Contracts

Site Service/Supply Agreements

Title of Contract	Fully Executed?	Consent Required?
1. Field Services Contract (Construction) dated February 24, 2009 with A. A. Boos & Sons, Inc., Contract No. CW24495	Yes	No

2. Field Services Contract (Maintenance) dated April 14, 2009 with Advanced Cleaning Services, Inc., Contract No. CW25471 (including Amendment Nos. 1, 2 & 3)	Yes	No

3. Field Services Contract (Maintenance) dated October 2004 with Advanced Specialty Contractors, Contract No. TO13922 (including Amendment Nos. 1 & 2 and Supplement dated September 21, 2006)	Yes	No

4. Field Services Contract (Material/Equipment) dated December 4, 2008 with Brand Scaffold Builders, Inc., Contract No. CW21936	Yes	No

5. Field Services Contract (Maintenance) dated December 1, 2009 with Campbell Inc., Contract No. CW29996	Yes	No

6. Field Services Contract (Maintenance) dated November 17, 2008 with Code Inspection & Testing Company, Contract No. CW21558	Yes	No

7. Field Services Contract (Environmental) dated December 21, 2009 with EA Services (a/k/a Environmental Analytics, Inc.), Contract No. CW29397	Yes	No

8. Transportation, Storage, Disposal & Recycling Agreement (Environmental) dated January 1, 2010 with EQ – The Environmental Quality Company, Contract No. CW30842	Yes	No

9. Field Services Contract (Maintenance) dated December 15, 2007 with Furmanite, Contract No. TO14554	Yes	No

10. Field Services Contract (Maintenance) dated October 19, 2009 with Greensweep, Inc., Contract No. CW28829	No	No

11. Field Services Contract (Maintenance) dated April 16, 2009 with Greensweep, Inc., Contract No. CW25501	Yes	No

14

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Fully Executed?	Consent Required?
12. Field Services Contract (Construction) dated March 30, 2009 with Henning USU, Contract No. CW24025	No	No

13. Field Services Contract (Construction) dated January 12, 2009 with Industrial Power Systems, Inc., Contract No. CW23251	Yes	No

14. Field Services Contract (Equipment) dated December 30, 2008 with Jeffers Crane, Contract No. CW22031 (including Amendment No. 1)	Yes	No

15. Field Services Contract (Administrative) dated May 21, 2008 with JoblUSA, Contract No. CW15893 (including Amendment No. 1)	Yes	No

16. Sale/Purchase Agreement by and between Marsulex, Inc. and Sunoco Inc. (R&M) (Material Contract/Chemicals) effective January 1, 2008, Contract No. CW4559	Yes	No

17. Engineering Services Agreement (Engineering) by and between Middough Consulting, Inc. and Sunoco, Inc. (R&M), dated as of August 6, 2009, Contract No. CW26378	Yes	No

18. Field Services Contract (Maintenance) dated November 1, 2008 with PSC Industrial Outsourcing of Michigan, Inc., Contract CW20873	Yes	No

19. Field Services Contract (Maintenance) dated September 19, 2008 with Railserve, Inc., Contract No. CW19740	Yes	No

20. Field Services Contract (Maintenance) dated January 28, 2010 with Renew Valve & Machine, Contract No. CW29903	Yes	No

21. Field Services Contract (Maintenance) dated September 18, 2007 with RMF Nooter, Inc., Contract No. TO14497 (including Amendment Nos. 1, 2, 3, 4 & 5)	Yes	No

22. Field Services Contract (Maintenance) dated April 28, 2008 with Team Industrial Services, Inc., Contract No. TO14656 (including Amendment Nos. 1 & 2)	Yes	No

15

Schedule 4.1.4(a)

Material Contracts

Title of Contract	Fully Executed?	Consent Required?
23. Field Services Contract (Maintenance) dated July 24, 2008 with Testex, Inc., Contract No. CW17569 (including Amendment No. 1 & 2)	Yes	No

24. Services Agreement (Environmental) dated October 31, 2007, by and between Veolia Water North America Operating Services LLC and Sunoco. Inc. (R&M), Contract No. CW8299	Yes	No

25. Field Services Contract (Maintenance) dated May 22, 2008 with Wicks & Assoc., LLC, Contract No. CW15989 (including Amendment No. 1)	Yes	No

Agreement dated November 23, 2007 by and between Sunoco, Inc. (R&M) and Ammex Inc. regarding allocation of payment of certain Customs filing fees for in-bond activities with Ammex. Related to this Agreement, Ammex Inc. purchases, without formal written contract, approximately 30 loads of ULSD and 15 loads of 87 CF per week from Sunoco, Inc. (R&M) on an FTZ basis (posted rack price)

Agreement to Purchase dated February 17, 2011 by and between Sunoco, Inc. (R&M), as seller, and Sun Federal Credit Union, as buyer, relating to the purchase of the premises currently leased by Sun Federal Credit Union. Fully executed/consent to assignment not required.

16

Schedule 4.1.4(a)

Material Contracts

Transportation Agreements

Title of Contract	Fully Executed?	Consent Required for Assignment
Contract REG-NS-C-18172 effective 10/1/00 by and between Sunoco, Inc. (R&M) and Norfolk Southern Railway Company, as amended	No	Yes

Utility Agreements

Name of Document	Date of Document	Parties	Consent to Assignment	Fully Executed?
Fixed Price Pricing Attachment	April 5, 2010	FirstEnergy Solutions Corp. Sunoco, Inc. (R&M)	Yes	Yes

Fixed Price Blend and Amend, Amendment No. 1	July 14, 2009	FirstEnergy Solutions Corp. Sunoco, Inc. (R&M)	Yes	No

Gathering Agreement	October 27, 2006	ANR Pipeline Company Sunoco Power Generation LLC	Yes	Yes

FTS-1 Service Agreement	October 27, 2006	ANR Pipeline Company Sunoco Power Generation LLC	Yes	Yes

First Amendment to Flex Rate Agreement	August 19, 2099	Columbia Gas of Ohio, Inc. Sunoco, Inc. (R&M)	Yes	Yes

FTS Service Agreement (No. 90744)	October 27, 2006	Columbia Gas Transmission Co.	Yes	Yes
Sunoco Power Generation LLC

17

Schedule 4.1.4(a)

Material Contracts

Name of Document	Date of Document	Parties	Consent to Assignment	Fully Executed?
Toledo Edison Rate Agreement		Toledo Edison	Yes

Contract #112909 ANR Firm Transportation Service effective 5/594	May 5, 1994	Transcanada	Yes

Contract #112910 ANR Gathering Firm effective 5/5/94	May 5, 1994	Transcanada	Yes

Ethanol Agreements

Name of Document	Date of Document	Parties	Consent to Assignment	Fully Executed?
Ethanol Purchase Contract (P2051)	May 17, 2010 For the term July 1, 2010 – July 31, 2010	CHS Renewable Fuels Marketing Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2051) Amended to Add Clarification Paragraph Inserted after Quantity	June 22, 2010 For the term July 1, 2010 – June 30, 2011	CHS Renewable Fuels Marketing Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2051) Amended Quantity and Price	September 15, 2010 For the term July 1, 2010 through June 30, 2011	CHS Renewable Fuels Marketing Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2051) Amended Price – Pittsburgh Differential	September 22, 2010 For the term July 1, 2010 – June 30, 2011	CHS Renewable Fuels Marketing Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2063)	May 26, 2010 For the term July 1, 2010 – September 30, 2010	Ethanol Products, LLC d/b/a/ Poet Ethanol Products Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2063)	July 9, 2010	Ethanol Products, LLC d/b/a/ Poet Ethanol	Yes.	No

18

Schedule 4.1.4(a)

Material Contracts

Name of Document	Date of Document	Parties	Consent to Assignment	Fully Executed?
Products Sunoco, Inc. (R&M)

Ethanol Purchase Contract (P2063)	August 25, 2010 For the term July 1, 2010 – December 31, 2010	Ethanol Products, LLC d/b/a/ Poet Ethanol Products Sunoco, Inc. (R&M)	Yes.	No

Ethanol Purchase Contract (P2093)	August 30, 2010 For the term October 1, 2010 – December 31, 2010	The Andersons, Inc. Sunoco, Inc. (R&M)	Yes.	No

Sale Agreement (P2074)	June 22, 2010 For the term August 1, 2010 – June 30, 2011	Valero Marketing and Supply Sunoco, Inc. (R&M)	Yes.	No

19

Schedule 4.1.4(a)

Material Contracts

Additional Crude Contracts

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
Contract #319741, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Tidal Energy Marketing (US) LLC	No	Yes

Contract #319742, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Merrill Lynch Commodities, Inc.	No	Yes

Contract #319743, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals	No	Yes

Contract #319744, Domestic Sweet Crude Oil	Sunoco, Inc. (R&M)	Sunoco Partners Marketing & Terminals	No	Yes

Additional Gasoline and Diesel Agreements

Title of Contract	Sunoco Party	Counter-Party	Fully Executed?	Consent to Assignment Required?
180000 Barrels Gasoline S67976	Sunoco, Inc. (R&M)	Marathon Petroleum Company	No	No

21000 Barrels Gasoline P67987	Sunoco, Inc. (R&M)	Husky Marketing and Supply Company	No	No

150000 Barrels ULSD S67983	Sunoco, Inc. (R&M)	Marathon Petroleum Company	No	No

15000 Barrels Gasoline S67986	Sunoco, Inc. (R&M)	Road Ranger LLC	No	No

19(b)

Schedule 4.1.4(b)

Default Under Material Contracts

1.	On October 26, 2010, Seller, at SXL’s request, met with SXL to discuss the use of SXL Pipeline which has been used to transport Gas Oil from the Holly Refinery located in Tulsa, Oklahoma, to Cushing, Oklahoma, pursuant to the Gas Oil Exchange and Net-Out Agreement by and between Holly Refining & Marketing - Tulsa LLC and Sunoco, Inc. (R&M) dated June 1, 2009. According to SXL, the amount of gas oil nominated and shipped by Seller (which is based on Holly’s product nomination to Seller under the Agreement) is insufficient to make the SXL Pipeline economically sustainable under the current tariff. If SXL decides to cease operations in this SXL Pipeline or converts the pipeline to other use, Seller may be obligated to find alternative means for transporting the Gas Oil, or may have to reject the nomination made by Holly Refining & Marketing -Tulsa LLC and make payment for all logistics costs incurred by Holly Refining & Marketing - Tulsa LLC in moving the Gas Oil to an alternative market.

2.	SXL is evaluating alternative options for some of its pipeline system for alternative service. Specific segments include the Toledo to Allegheny line and the Toledo to Sarnia line. This potential alternative service is not expected to occur until 2012 or into 2013. Two lines from Toledo to Inkster would remain in product service. Alternative distribution options to these potential changes include the Buckeye system and the Inland pipeline system.

3.	Veolia Water, owner and operator of the wastewater treatment plant for the Toledo Refinery pursuant to the Agreement for Wastewater Treatment Plant Acquisition, Ownership, Operation and Maintenance between Sun Company, Inc. and TWO LLC dated June 30, 1998, has requested reimbursement of costs in excess of $580,000 for equipment damage and maintenance costs that resulted from a power outage in September 2007 and flooding of the wastewater treatment plant on three occasions from February 2008 – March 2009. The parties are currently negotiating a settlement of amounts claimed and, if no out-of-court resolution is reached, the matter could lead to litigation.

20

Schedule 4.1.6

Compliance with Law

1.	National Crude Oil Investigation Subpoenas II Issued by the U.S. Futures Commodity Trading Commision.

[REDACTED]

2.	U.S. Immigration and Customs Enforcement Summons

[REDACTED]

Schedule 4.1.7.6

Tax Matters

None.

22

Schedule 4.1.8

Environmental Matters

1.	Current Material Non-Compliance

None.

2.	Consent Decrees and Orders

Consent Decree, USA v. Sunoco, Inc., Civil Action No. 05-02266 (March 2006) (referred to as “Global Clean Air Act Consent Decree”).

Consent Order and Final Judgment Entry, State of Ohio v. Sunoco, Inc., No. 02-2583 (March 2004) (referred to as “SRU Consent Decree II”).

Consent Order, State of Ohio v. Sun Company, Inc., No. 95-1037 (May 1995) (referred to as “SRU Consent Decree I”).

Stipulation and Settlement Proposal, Secretary of Labor v. Sunoco, Inc. (R&M), Occupational Safety and Health Review Commission, Docket No. 08-0815, Inspection No. 309449817 (October 2009).

1996 and 2002 Railcar Storage Orders. Issued by the City of Oregon prohibiting the storage of propane railcars at the #2 storehouse yard due to proximity to residential areas.

3.	Notices of Violation Since January 1, 2007

November 2007 Finding of Violation. Issued on November 15, 2007 by the United States Environmental Protection Agency (“USEPA”) Region V (related to alleged violations noted during a 2007 inspection of the facility’s SOCMI/HON units).

March 2010 Stipulated Penalty Demand. Issued on March 25, 2010 by USEPA Region V under the Global Clean Air Act Consent Decree (relating to Acid Gas Flaring Events and LDAR audit findings between December 2006 through January 2010).

March 2010 Notice of Violation. Issued on March 1, 2010 by the City of Toledo Public Utilities Division (relating to failed stack test for Sulfuric Acid Mist).

May 2010 Notice of Violation. Issued on May 17, 2010 by the City of Toledo Public Utilities Division (relating to excess unavailable CEMS monitoring data).

October 2010 Captain of the Port Order. Issued on October 29, 2010 by the United States Coast Guard (relating to failure to conduct testing on marine transfer equipment).

23

Schedule 4.1.8

Environmental Matters

April 2008 Notice of Violation. Issued on April 15, 2008 by the City of Toledo Public Utilities Division (relating to the 2008 dock line leak).

June 2008 Summons and Complaint. Issued on June 27, 2008 by the Ohio Department of Natural Resources (relating to the 2008 dock line leak).

May 2009 Notice of Violation. Issued on May 28, 2009 by the City of Toledo Public Utilities Division (relating to the 2009 dock line leak).

Citation and Notification of Penalty (May 7, 2008). Inspection No. 309449817, issued by the Occupational Health and Safety Administration (“OSHA”) assessing a total penalty of $330,000 (NEP Inspection).

Citation and Notification of Penalty (August 10, 2009). Inspection No. 311607865, issued by OSHA assessing a total penalty of $15,500.

Citation and Notification of Penalty (September 30, 2009). Inspection No. 311608749, issued by OSHA assessing a total penalty of $147,000.

Citation and Notification of Penalty (March 2, 2010). Inspection No. 311611388, issued by OSHA assessing a total penalty of $12,500.

Citation and Notification of Penalty (Jan. 13, 2011). Inspection No. 313785065, issued by OSHA assessing a total penalty of $15,000.

Complaint (September 3, 2010). Complaint No. 207915919 issued by OSHA, relating to sulfuric acid fumes in and around Plant 8.

Complaint (November 29, 2010). Complaint No. 208128793 issued by OSHA, relating to alleged employee exposure to asbestos and lead.

DOT Warning Letter and Notice of Probable Violation, Proposed Civil Penalty and Proposed Compliance Order. Issued September 17, 2009 by the United States Department of Transportation and proposing a penalty of $32,500.

Notice of Building Code Violation. Issued by the City of Toledo on March 24, 2010 requiring submission of building permit application and fees relative to the erection of temporary tents.

24

Schedule 4.1.8

Environmental Matters

4.	Pending or Threatened Investigations

Routine Title V and other environmental inspections are routinely performed by the regulatory agencies which have jurisdiction over the facility. There are currently no investigations which have been noticed in writing.

5.	Property Restrictions

None.

6.	Other Environmental Matters

NSPS Subpart Ja Applicability to Flares. The facility has been engaged in systematic evaluation, installation and replacement of relief valves. As a result of this process, at least one new connection was made to the Plant 4 flare after December 1, 2008. Depending upon the outcome of the NSPS Subpart Ja rulemaking and litigation, this connection may be viewed as a modification of the Plant 4 flare system, potentially triggering additional NSPS requirements (including possible capital expenditure) at the Plant 4 flare. The evaluation and upgrade of RVs continues at units connected to the Plant 9 flare, where similar connections may also be required.

MSAT II. Upon its effective date, the second stage of the US EPA’s Mobile Sources Air Toxics rules (“MSAT II”) will require that average benzene concentration in gasoline sold be at .62% or below. The average benzene concentration for gasoline produced at the facility in recent months has been above the MSAT II level. The average concentration is affected by the utilization level of the facility’s UDEX unit. The UDEX unit’s utilization is driven in part by steam availability at the facility. During periods when the FCCU CO Boiler is not operating or operating at reduced rates (e.g., when the FCCU is on a thermal cycle due to expander fouling), the UDEX unit may be shut down or operated at reduced capacity due to steam balance at the facility. There are numerous options available for meeting MSAT requirements, including aggregation, credit purchase and or potential capital expenditures to improve steam availability.

Process Safety – Facility Siting. Pursuant to a settlement reached with the Occupational Safety and Health (“OSHA”), the facility is engaged in a facility siting initiative that involves planned relocation of workers and/or building reinforcement which may require future capital expenditures. The current plan is to complete the work by Q2 2011.

Process Safety – Relief Valve Study. The facility had undergone an evaluation relative to the capacity of relief devices. As a result of that evaluation, several relief devices have been replaced or added. The work is approximately 84% complete, is expected to be completed in approximately 24 months with future capital expenditures likely.

25

Schedule 4.1.8

Environmental Matters

Ohio SIP Revision – Opacity Limit. Ohio regulations limit opacity from the FCCU to 20%, to be measured by a Continuous Opacity Monitoring system (“COMS”). Following installation of the Wet Gas Scrubber (“WGS”) as part of the required controls under the Global Clean Air Act Consent Decree of 2006, COMS is no longer an appropriate method of demonstrating opacity compliance. Sunoco applied for and received approval from US EPA Region V to use an alternate monitoring plan (“AMP”) for opacity. In that approval, Sunoco agreed to monitor the discharge pressure of the recirculation pumps supplying water to the scrubber filtering modules and the pressure drop across the filtering modules. The AMP approved as sufficient for demonstrating compliance with 40 CFR Subpart J. The Ohio State Implementation Plan (“SIP”) must also be revised to allow use of this AMP. Sunoco submitted a request for revision in November 2010.

Opacity AMP Issue Subpart UUU. The AMP referenced immediately above was approved by USEPA as sufficient for demonstrating compliance with 40 CFR Subpart J. However, on or about August 2010, the Toledo Division of Environmental Services notified Sunoco that the AMP was submitted and approved under Subpart J only, and that a separate approval is needed under Subpart UUU. The facility has submitted a response and request for approval of the AMP specifically under Subpart UUU.

BWON EOL Sampling Plan. Under the Global Clean Air Act Consent Decree of 2006, the Toledo refinery was required to submit an end-of-line sampling plan to USEPA Region V for approval. The plan was submitted on or about March 2007, but USEPA’s approval is still pending. Once approved, the facility must implement the sampling plan and submit the resulting data.

Plant 9 Flare Pilot. The Plant 9 Flare pilot flame was extinguished on three (3) occasions in 2010, deviating from the Title V permit requirement that the pilot flame be present at all times. Those deviations have been or will be reported in the normal course of business during semi-annual or annual reporting, together with any other Title V permit deviations. A capital project to replace the Plant 9 flare tip is currently being considered.

Title V Permit Appeal. The facility’s Title V permit is currently under appeal before the Ohio Environmental Review and Appeals Commission. Ohio EPA has extended a settlement offer, which is currently being considered. The terms of the offer, together with permit modifications that have been requested and which are currently being considered by Ohio EPA, provide what is likely a sufficient basis to accept the offer and withdraw the appeal. However, the status quo will be maintained pending completion of this transaction to preserve Buyer’s rights as transferee of the permit.

SIP Modification. In January 2010, the facility submitted a request to Ohio EPA to modify its State Implementation Plan and remove the 0.07 lbs SO2 per lbs sulfur limit applicable to the facility following installation and operation of the Wet Gas Scrubber. That request remains pending.

26

Schedule 4.1.8

Environmental Matters

Hocking Valley Dock Lines. There are pipelines between the facility and the Hocking Valley Dock that are not currently and will not be in service as of Closing. Before those lines are returned to service, there may be requirements to conduct mechanical integrity or other testing and/or make repairs under any applicable laws or regulations.

Outstanding OSHA Citations. OSHA has alleged noncompliance relative to the alleged violations issued in the following citations:

Citation and Notification of Penalty (August 10, 2009). Inspection No. 311607865, issued by OSHA assessing a total penalty of $15,500;

Citation and Notification of Penalty (September 30, 2009). Inspection No. 311608749, issued by OSHA assessing a total penalty of $147,000; and

Citation and Notification of Penalty (March 2, 2010). Inspection No. 311611388, issued by OSHA assessing a total penalty of $12,500.

The citations were issued to Seller, may be disputed by Seller in certain respects, will be retained by Seller, and resolved as to Seller by Seller.

7.	Pending or Threatened Claims

Third Party Dock Line Claims. As a result of leaks that occurred in 2008 and 2009 in the pipelines connecting the Hocking Valley Dock to the Facility, material was released onto properties owned by third-parties. These properties may include surface estates, rights-of-ways, utility conduits, improvements, fixtures or equipment that were impacted by the dock line leaks and or subsequent removal or remediation, which may give rise to various claims.

27

Schedule 4.1.8.7

Environmental Permits and Orders

1.	Permits

Title V Permit. Permit No. 04-48-01-0246, originally issued by the Ohio Environmental Protection Agency (“OEPA”) on January 22, 2004 (presently in the renewal process following submission of renewal application) (transferrable upon notice in writing to local air agency and assumption of obligations by transferee – See Section I.B.5)

Expansion/CD Compliance PTI. Permit to Install No. P0106143, issued by OEPA as last modified on May 28, 2010 (transferrable upon submission of new ownership information via the “Owner/Contact Change” functionality in Air Services once the transfer is legally completed, but within thirty days of the ownership transfer date – See Section A. 17).

Naphtha Simplification PTI. Permit to Install No. 04-01421, issued by OEPA on December 20, 2005 (transferrable upon notice in writing to local air agency and assumption of obligations by transferee – See Section B.3).

Low Sulfur Gasoline PTI. Permit to Install No. 04-01319, issued by OEPA on July 26, 2007 (transferrable upon notice in writing to local air agency and assumption of obligations by transferee – See Section B.3).

Hocking Valley Dock NPDES Permit. NPDES No. OH0002780, issued by OEPA on April 22, 2009 (transferrable upon written notice sixty (60) days prior to proposed transfer and opportunity for OEPA to deny transfer – See Section III. 19).

Warehouse and Yard No-Exposure Certification. United States EPA Form No. 3510-11 “No Exposure Certification for Exclusion from NPDES Storm Water Permitting, submitted August 15, 2008 (silent as to transferability).

2.	Decrees and Orders.

All Consent Decrees and Orders listed above at Schedule 4.1.8 are incorporated herein by reference.

28

Schedule 4.1.8.8

Refinery Tank Inspection Due Dates Under API 653

See attached.

29

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

November 19, 2010

					5 or 10 Year Seal Due						Due Date From :		11/19/2010	To	11/01/2030
												Facility:	‘TO’
Item No.	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ref. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Last 5 or 10 Year Seal Inspection	Next 5 or 10 Seal Inspection
1	417	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2006	07/17/2011
2	421	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2006	07/17/2011
3	435	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2006	07/17/2011
4	424	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/19/2006	07/19/2011
5	416	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/20/2006	07/20/2011
6	414	IFR	Mechanical Shoe	(none)	LCO	Tank Farm #2	1	N	Kb	(N/A)	N	N	N	07/27/2001	07/27/2011
7	408	IFR	Mechanical Shoe	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/09/2001	09/09/2011
8	139	IFR	Mechanical Shoe	(none)	ALKYLATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	10/12/2001	10/12/2011
9	503	IFR	Mechanical Shoe	Wiper	HVY AROMTC	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	11/27/2001	11/27/2011
10	425	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)		N	N	N	04/11/2007	04/11/2012
11	426	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	04/11/2007	04/11/2012
12	165	EFR	Mechanical Shoe	Wiper	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	12/31/2003	06/18/2012
13	427	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	02/27/2008	02/27/2013
14	131	EFR	Mechanical Shoe	Wiper	NAPTHA	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/02/2008	07/02/2013
15	413	EFR	Mechanical Shoe	Wiper	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/15/2008	07/15/2013
16	130	EFR	Mechanical Shoe	Wiper	LCO	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2008	07/29/2013
17	140	EFR	Mechanical Shoe	Wiper	ALKYLATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2008	07/29/2013

1 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ret. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Last 5 or 10 Year Seal Inspection	Next 5 or 10 Seal Inspection
18	191	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2008	07/29/2013
19	436	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/31/2008	07/31/2013
20	405	EFR	Mechanical Shoe	Wiper	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	08/07/2008	08/07/2013
21	434	EFR	Mechanical Shoe	Wiper	LCO	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/02/2008	09/02/2013
22	505	IFR	Mechanical Shoe	(none)	HVY AROMTC	Plant 5	1	N	Kb	(N/A)	N	N	N	09/30/2003	09/30/2013
23	418	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	10/23/2008	10/23/2013
24	419	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	10/23/2008	10/23/2013
25	420	IFR	Mechanical Shoe	(none)	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	02/18/2004	02/18/2014
26	195	IFR	Mechanical Shoe	(none)	BENZENE	Tank Farm #1	(N/A)	N	Kb	1	N	N	N	02/19/2004	02/19/2014
27	415	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	05/19/2009	05/19/2014
28	152	IFR	Foam Log, Liquid Mounted	(none)	NAPTHA	Plant 9	1	N	(N/A)	(N/A)	N	N	N	05/22/2004	05/22/2014
29	153	IFR	Mechanical Shoe	(none)	LSD	Tank Farm #1	1	N	Kb	(N/A)	N	N	N	05/22/2004	12/01/2014
30	410	IFR	Foam Log, Liquid Mounted	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	08/12/2004	12/01/2014
31	163	IFR	Mechanical Shoe	(none)	OCTANE CONC.	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	02/09/2005	02/09/2015
32	166	EFR	Mechanical Shoe	Wiper	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/06/2010	07/06/2015
33	155	IFR	Mechanical Shoe	(none)	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/14/2005	07/14/2015
34	422	IFR	Mechanical Shoe	(none)	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	05/25/2005	11/04/2015
35	423	IFR	Mechanical Shoe	(none)	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	01/09/2006	01/09/2016
36	138	IFR	Mechanical Shoe	(none)	BENZENE	Tank Farm #1	(N/A)	N	(N/A)	1	N	N	N	09/13/2006	08/04/2016
37	511	IFR	Wiper	Wiper	SLOP OIL	Plant 5		N	Kb	(N/A)	Y	N	N	11/02/2006	11/02/2016

2 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ref. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Last 5 or 10 Year Seal Inspection	Next 5 or 10 Seal Inspection
38	151	1FR	Foam Log, Liquid Mounted	(none)	NAPTHA	Plant 9	1	N	(N/A)	(N/A)	N	N	N	12/05/2006	12/05/2016
39	504	IFR	Mechanical Shoe	(none)	HVY AROMTC	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	08/11/2004	08/08/2018
40	137	IFR	Mechanical Shoe	(none)	BENZENE	Tank Farm #1	(N/A)	N	(N/A)	1	N	N	N	11/14/2008	11/14/2018
41	412	IFR	Foam Log, Liquid Mounted	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/31/2009	07/31/2019
42	156	IFR	Mechanical Shoe	(none)	RAFFINATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	08/03/2010	08/03/2020
43	409	IFR	Mechanical Shoe	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/02/2010	09/02/2020

3 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

November 19, 2010

					Annual Seal Due						Due Date From:		11/19/2010	To:	11/30/2020
												Facility:	ALL
Item No	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ref. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Next 5 Or 10 Year Seal Inspection Date	Annual Seal Inspection Due Date
1	423	IFR	Mechanical Shoe	(none)	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	01/09/2016	01/25/2011
2	163	IFR	Mechanical Shoe	(none)	OCTANE CONC.	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	02/09/2015	02/18/2011
3	195	IFR	Mechanical Shoe	(none)	BENZENE	Tank Farm #1	(N/A)	N	Kb	1	N	N	N	02/19/2014	02/18/2011
4	417	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2011	02/19/2011
5	427	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	02/27/2013	02/19/2011
6	415	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	05/19/2014	03/02/2011
7	419	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	10/23/2013	03/04/2011
8	424	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/19/2011	03/11/2011
9	130	EFR	Mechanical Shoe	Wiper	LCO	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2013	03/26/2011
10	194	IFR	Mechanical Shoe	(none)	XYLENE	Tank Farm #1	(N/A)	N	Kb	2	N	N	N		03/30/2011
11	435	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2011	03/31/2011
12	425	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)		N	N	N	04/11/2012	04/06/2011
13	426	EFR	Mechanical Shoe	Wiper	GASOLINE(94)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	04/11/2012	04/06/2011
14	143	IFR	Foam Log, Liquid Mounted	(none)	TOLUENE	Tank Farm #1	(N/A)	N	(N/A)	2	N	N	N		04/09/2011
15	153	IFR	Mechanical Shoe	(none)	LSD	Tank Farm #1	1	N	Kb	(N/A)	N	N	N	12/01/2014	04/10/2011
16	434	EFR	Mechanical Shoe	Wiper	LCO	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/02/2013	05/03/2011
17	406	IFR	Mechanical Shoe	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/09/2011	05/10/2011
18	410	IFR	Foam Log, Liquid Mounted	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	12/01/2014	05/10/2011

1 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ref. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Next 5 Or 10 Year Seal Inspection Date	Annual Seal Inspection Due Date
19	412	IFR	Foam Log, Liquid Mounted	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/31/2019	05/10/2011
20	414	IFR	Mechanical Shoe	(none)	LCO	Tank Farm #2	1	N	Kb	(N/A)	N	N	N	07/27/2011	05/10/2011
21	413	EFR	Mechanical Shoe	Wiper	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/15/2013	05/26/2011
22	191	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2013	05/27/2011
23	139	IFR	Mechanical Shoe	(none)	ALKYLATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	10/12/2011	06/15/2011
24	144	IFR	Mechanical Shoe	(none)	XYLENE	Tank Farm #1	(N/A)	N	(N/A)	2	N	N	N		06/15/2011
25	156	IFR	Mechanical Shoe	(none)	RAFFINATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	08/03/2020	06/15/2011
26	193	IFR	Mechanical Shoe	(none)	TOLUENE	Tank Farm #1	(N/A)	N	Kb	2	N	N	N		06/15/2011
27	503	IFR	Mechanical Shoe	Wiper	HVY AROMTC	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	11/27/2011	06/15/2011
28	505	IFR	Mechanical Shoe	(none)	HVY AROMTC	Plant 5	1	N	Kb	(N/A)	N	N	N	09/30/2013	06/23/2011
29	511	IFR	Wiper	Wiper	SLOP OIL	Plant 5		N	Kb	(N/A)	Y	N	N	11/02/2016	06/23/2011
30	155	IFR	Mechanical Shoe	(none)	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/14/2015	06/29/2011
31	165	EFR	Mechanical Shoe	Wiper	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	06/18/2012	06/30/2011
32	166	EFR	Mechanical Shoe	Wiper	GASOLINE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/06/2015	07/06/2011
33	131	EFR	Mechanical Shoe	Wiper	NAPTHA	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/02/2013	07/14/2011
34	140	EFR	Mechanical Shoe	Wiper	ALKYLATE	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	07/29/2013	07/21/2011
35	418	EFR	Mechanical Shoe	Wiper	GASOLINE(87)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	10/23/2013	07/23/2011
36	416	EFR	Mechanical Shoe	Wiper	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/20/2011	07/26/2011
37	421	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/17/2011	07/28/2011
38	436	EFR	Mechanical Shoe	Wiper	LSD	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	07/31/2013	07/29/2011
39	504	IFR	Mechanical Shoe	(none)	HVY AROMTC	Tank Farm #1	1	N	(N/A)	(N/A)	N	N	N	08/06/2018	06/16/2011

2 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No	Tank Number	Tank Type	Primary Seal Type	Secondary Seal Type	Primary Product	Unit	Ref. MACT	Gas Dist. MACT	NSPS	SOCMI HON	BWON	RCRA	PA VOC	Next 5 Or 10 Year Seal Inspection Date	Annual Seal Inspection Due Date
40	405	EFR	Mechanical Shoe	Wiper	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	08/07/2013	08/20/2011
41	138	IFR	Mechanical Shoe	(none)	BENZENE	Tank Farm #1	(N/A)	N	(N/A)	1	N	N	N	08/04/2016	08/24/2011
42	152	IFR	Foam Log, Liquid Mounted	(none)	NAPTHA	Plant 9	1	N	(N/A)	(N/A)	N	N	N	05/22/2014	08/24/2011
43	409	IFR	Mechanical Shoe	(none)	CRUDE	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	09/02/2020	09/29/2011
44	422	IFR	Mechanical Shoe	(none)	GASOLINE(83.5)	Tank Farm #2	1	N	(N/A)	(N/A)	N	N	N	11/04/2015	10/18/2011
45	151	IFR	Foam Log, Liquid Mounted	(none)	NAPTHA	Plant 9	1	N	(N/A)	(N/A)	N	N	N	12/05/2016	11/16/2011

3 of 3

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

November 19, 2010

									Next IS Inspection Due							Facility:	‘TO’

Item No.	Tank Number	State Reg No	Tank Status	Regulatory Status	Tank Type	Year Built	Construction Standard	Dia (FT)	HT (FT)	Design Capacity GAL	Primary Product	Unit	East West Grid Loc	North South Grid Loc	Last Internal Inspection	Last External Inspection	Next Internal Inspection	Next External Inspection
1	163	T010	IS	Active	IFR	1952	API 12C	110	48	81000	OCTANE CONC	Tank Farm #1	(N/A)	(N/A)	10/01/1990	07/20/2005	10/01/2010	12/31/2010
2	408	T110	IS	Active	IFR	1972	API 650	150	49	150000	CRUDE	Tank Farm #2	(N/A)	(N/A)	08/09/2001	12/20/2005	08/07/2011	12/31/2010
3	1605		IS	Active				11	18	4595	F.O.ADDITIVE	Tank Farm #1	(N/A)	(N/A)		08/08/2005		12/31/2010
4	155	T053	IS	Active	IFR	1949	API 12C	90	48	54300	GASOLINE	Tank Farm #1	(N/A)	(N/A)	05/08/2000	01/10/2006	12/01/2010	01/10/2011
5	197		OOS	Active	Cone Roof	1999	API 650	120	40	80000	CSO	Tank Farm #1	(N/A)	(N/A)	11/16/2009	01/10/2006	11/16/2029	01/10/2011
6	509	T042	IS	Active	Cone Roof	1949	API 12C	43	40	10000	CSO	Plant 5	(N/A)	(N/A)	03/14/2000	01/10/2006	12/01/2010	01/10/2011
7	164	T081	IS	Active	IFR	1953	API 12C	110	48	81000	LSD / LCO	Tank Farm #1	(N/A)	(N/A)	07/08/2003	04/19/2006	02/28/2016	04/19/2011
8	129	T125	IS	Active	IFR	1953	API 12C	43	42	10600	NONENE	Tank Farm #1	(N/A)	(N/A)	08/02/2001	07/11/2006	08/02/2021	07/11/2011
9	415	T069	IS	Active	EFR	1949	API 12C	134	48	118432	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	08/15/2007	07/12/2006	08/15/2027	07/12/2011
10	428	T019	IS	Active	Cone Roof	1942	API 12C	115	30	50000	KERO/JET	Tank Farm #2	(N/A)	(N/A)	08/14/1996	07/12/2006	08/14/2016	07/12/2011
11	429	T045	IS	Active	Cone Roof	1942	API 12C	115	30	50000	KERO/JET	Tank Farm #2	(N/A)	(N/A)	12/31/1996	07/12/2006	12/31/2016	07/12/2011
12	431	T024	IS	Active	Cone Roof	1942	API 12C	115	29	50000	KERO/JET	Tank Farm #2	(N/A)	(N/A)	07/25/2001	07/12/2006	07/25/2021	07/12/2011
13	432	T016	IS	Active	Cone Roof	1942	API 12C	115	30	50000	DIESEL FUFI	Tank Farm #2	(N/A)	(N/A)	01/19/1998	07/13/2006	01/19/2018	07/13/2011
14	430	T043	IS	Active	Cone Roof	1942	API 12C	115	29	50000	DIESEL FUFI	Tank Farm #2	(N/A)	(N/A)	01/16/1998	07/18/2006	01/16/2018	07/18/2011
15	414	T036	IS	Active	IFR	1939	API 12C	144	40	100000	LCO	Tank Farm #2	(N/A)	(N/A)	07/27/2001	07/19/2006	12/01/2021	07/19/2011
16	505	T149	IS	Active	IFR	1993	API 650	43	40	10000	HVY AROMTC	Plant 5	(N/A)	(N/A)	09/11/2001	07/19/2006	09/11/2011	07/19/2011
17	125	T023	IS	Active	Cone Roof	1920		50	30	10500	TETRAMER	Tank Farm #1	(N/A)	(N/A)	03/09/1999	07/26/2006	03/09/2019	07/26/2011
18	139	T058	IS	Active	IFR	1962	API 12C	67	40	25000	ALKYLATE	Tank Farm #1	(N/A)	(N/A)	10/12/2001	07/26/2006	12/01/2021	07/26/2011
19	156	T001	IS	Active	IFR	1949	API 12C	90	48	54300	RAFFINATE	Tank Farm #1	(N/A)	(N/A)	10/30/2001	07/27/2006	12/01/2021	07/27/2011

1 of 5

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	State Reg No	Tank Status	Regulatory Status	Tank Type	Year Built	Construction Standard	Dia (FT)	HT (FT)	Design Capacity GAL	Primary Product	Unit	East West Grid Loc	North South Grid Loc	Last Internal Inspection	Last External Inspection	Next Internal Inspection	Next External Inspection
20	510	T075	OOS	Active	IFR	1949	API 12C	43	40	10000	SLOP OIL	Plant 5	(N/A)	(N/A)	11/28/2007	08/02/2006	11/28/2017	08/02/2011
21	138	T098	IS	Active	IFR	1962	API 12C	43	40	10000	BENZENE	Tank Farm #1	(N/A)	(N/A)	08/04/2006	01/11/2006	08/04/2016	08/04/2011
22	152	T093	IS	Active	IFR	1968	API 650	90	48	52000	NAPTHA	Plant 9	(N/A)	(N/A)	09/06/2006	09/20/2005	12/31/2016	09/06/2011
23	437	T089	IS	Active	IFR	1966	API 650	150	50	150000	KERO/JET	Tank Farm #2	(N/A)	(N/A)	10/17/2006	05/27/2004	10/17/2026	10/17/2011
24	122		IS	Active	Cone Roof	1920		40	25	5600	CAUSTIC	Tank Farm #1	(N/A)	(N/A)	03/01/2000	11/09/2006	03/01/2020	11/09/2011
25	199		IS	Active	Cone Roof	2001	API 650	120	40	80000	CSO	Tank Farm #1	(N/A)	(N/A)	06/01/2001	11/09/2006	06/01/2011	11/09/2011
26	124	T127	OOS	Active	IFR	1920		50	30	10000	TETRAMER	Tank Farm #1	(N/A)	(N/A)	01/11/2007	07/25/2006	01/11/2027	01/11/2012
27	425	T047	IS	Active	EFR	1955	API 12C	144	48	139000	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	05/01/2006	09/19/2002	04/01/2017	04/13/2012
28	426	T037	IS	Active	EFR	1955	API 12C	144	48	139000	GASOLINE(94)	Tank Farm #2	(N/A)	(N/A)	10/04/2006	06/14/2005	04/01/2017	04/13/2012
29	9103		OOS	Active	Cone Roof	1967	API 12C	20	18	1000	CATACAR B	Plant 9	(N/A)	(N/A)	10/07/2002	05/21/2007	10/07/2017	05/20/2012
30	144	T101	IS	Active	IFR	1972	API 650	50	45	15000	XYLENE	Tank Farm #1	(N/A)	(N/A)	06/01/1993	05/22/2007	06/01/2013	05/21/2012
31	413	T006	IS	Active	EFR	1939	API 12C	144	40	115600	CRUDE	Tank Farm #2	(N/A)	(N/A)	11/11/1992	05/23/2007	11/11/2012	05/22/2012
32	1606		IS	Active	Cone Roof	1944	API 12C	48	36	12000	BALLAST	Hocking Valley	(N/A)	(N/A)	05/28/1992	05/23/2007	12/01/2012	05/22/2012
33	435	T040	IS	Active	EFR	1957	API 12C	144	47	139000	GASOLINE(B7)	Tank Farm #2	(N/A)	(N/A)	11/20/2002	05/23/2007	11/20/2018	05/23/2012
34	165	T009	IS	Active	EFR	1957	API 12C	110	48	80000	GASOLINE	Tank Farm #1	(N/A)	(N/A)	10/14/2006	08/09/2005	11/22/2024	06/18/2012
35	134	T150	IS	Active	Cone Roof	1993	API 650	52	40	15000	CSO	Tank Farm #1	(N/A)	(N/A)	11/01/1993	07/20/2006	11/21/2017	11/21/2012
36	15	T100	IS	Active	Cone Roof	1971	API 650	43	40	10000	CSO	T&S	(N/A)	(N/A)	10/03/1997	11/29/2007	10/03/2017	11/29/2012
37	1601	T082	IS	Active	Cone Roof	1951	API 12C	90	48	55000	GAS OIL	Marine Terminal	(N/A)	(N/A)	03/10/1991	11/30/2007	12/01/2011	11/30/2012
38	16029		IS	Active	Cone Roof	1990		6	16	140	F.O.ADDITIVE	Tank Farm #1	(N/A)	(N/A)		12/19/2007		12/19/2012
39	16014		IS	Active	Cone Roof	1975	API 650	23	20	15000	CAUSTIC	Tank Farm #1	(N/A)	(N/A)	12/12/2007	11/03/2003	03/07/2028	03/07/2013
40	9402		IS	Active	Cone Roof	1976	API 650	10	20	450	ETHYLENE	Plant 9	(N/A)	(N/A)	03/18/2008	05/21/2007	03/18/2028	03/18/2013

2 of 5

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	State Reg No	Tank Status	Regulatory Status	Tank Type	Year Built	Construction Standard	Dla (FT)	HT (FT)	Design Capacity GAL	Primary Product	Unit	East West Grid Loc	North South Grid Loc	Last Internal Inspection	Last External Inspection	Next Internal Inspection	Next External Inspection
41	195	T157	IS	Active	IFR	1994	API 650	67	40	25000	BENZENE	Tank Farm #1	(N/A)	(N/A)	06/01/1995	06/10/2008	12/01/2015	06/10/2013
42	6301		IS	Active	Cone Roof	1978	API 650	10	12	164	Aromatics	Plant 6	(N/A)	(N/A)		06/10/2008		06/10/2013
43	9201		IS	Active	Cone Roof	1967	API 12C	15	18	560	RECYCLE OIL	Plant 9	(N/A)	(N/A)	03/01/1992	06/10/2008	12/01/2012	06/10/2013
44	9401		IS	Active	Cone Roof	1976	API 650	26	32	3000	ETHYLENE	Plant 9	(N/A)	(N/A)	11/01/1990	06/10/2008	12/01/2010	06/10/2013
45	16015	T111	IS	Active	IFR	1976	API 650	108	48	78000	P9 FEED (LCO)	Marine Terminal	(N/A)	(N/A)	08/23/2010	06/11/2008	08/23/2030	06/11/2013
46	9403		IS	Active	Cone Roof	1972		12	11	200	ETHYLENE	Plant 9	(N/A)	(N/A)	06/26/2008	06/10/2008	06/26/2028	06/26/2013
47	420	T064	OOS	Active	IFR	1950	API 12C	144	48	140000	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	06/27/2008	05/24/2007	06/27/2028	06/27/2013
48	504	T005	IS	Active	IFR	1949	API 12C	43	42	10000	HVY AROMTC	Tank Farm #1	(N/A)	(N/A)	10/17/2007	07/25/2006	08/22/2018	08/22/2013
49	16013		IS	Active	Cone Roof	1975	API 650	23	20	15000	CAUSTIC	Tank Farm #1	(N/A)	(N/A)	09/15/2008	06/11/2008	09/15/2028	09/15/2013
50	137	T099	IS	Active	IFR	1962	API 12C	43	40	10000	BENZENE	Tank Farm #1	(N/A)	(N/A)	12/05/2007	01/11/2006	03/23/2019	10/22/2013
51	153	T158	IS	Active	IFR	1995	API 650	134	40	100000	LSD	Tank Farm #1	(N/A)	(N/A)	11/15/1994	05/28/2009	12/01/2015	05/28/2014
52	503	T003	IS	Active	IFR	1949	API 12C	43	40	10000	HVY AROMTC	Tank Farm #1	(N/A)	(N/A)	11/27/2001	05/28/2009	12/01/2021	05/28/2014
53	412	T072	IS	Active	IFR	1939	API 12C	144	40	115500	CRUDE	Tank Farm #2	(N/A)	(N/A)	07/23/1999	05/29/2009	12/01/2012	05/29/2014
54	2303	N/A	IS	Active	UMB	2007	API 650	22	33	2235	CAUSTIC	Plant 2	(N/A)	(N/A)			01/23/2019	07/23/2014
55	2304	N/A	IS	Active	Dome Roof	2007	API 650	10	24	355	CAUSTIC	Plant 2	(N/A)	(N/A)			01/23/2019	07/23/2014
56	2302	N/A	IS	Active	Flat Roof	2007	API 650	3	7	8	EFFLUENT	Plant 2	(N/A)	(N/A)			02/28/2019	08/28/2014
57	3331	N/A	IS	Active	Cone Roof	2007	API 650	8	14	119	(Other)	Plant 3	(N/A)	(N/A)			04/28/2019	10/28/2014
58	166	T008	IS	Active	EFR	1957	API 12C	110	48	80000	GASOLINE	Tank Farm #1	(N/A)	(N/A)	11/13/2009	11/13/2009	11/13/2029	11/13/2014
59	511	T128	IS	Active	IFR	1989	API 650	95	48	60000	SLOP OIL	Plant 5	(N/A)	(N/A)	11/09/1999	11/17/2009	12/01/2010	11/17/2014
60	1612		IS	Active	Cone Roof	1967	API 650	12	16	0	OUT OF SERV	Tank Farm #1	(N/A)	(N/A)		01/19/2010		01/19/2015
61	506	T088	IS	Active	IFR	1949	API 12C	43	40	10000	9-2 FEED	Plant 9	(N/A)	(N/A)	10/30/2008	09/20/2005	03/05/2020	03/05/2015

3 of 5

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	State Reg No	Tank Status	Regulatory Status	Tank Type	Year Built	Construction Standard	Dla (FT)	HT (FT)	Design Capacity GAL	Primary Product	Unit	East West Grid Loc	North South Grid Loc	Last Internal Inspection	Last External Inspection	Next Internal Inspection	Next External Inspection
62	405	T007	IS	Active	EFR	1938	API 12C	144	40	115500	CRUDE	Tank Farm #2	(N/A)	(N/A)	06/01/1995	03/15/2010	12/01/2015	03/15/2015
63	418	T066	IS	Active	EFR	1950	API 12C	144	48	140000	GASOLINE(87)	Tank Farm #2	(N/A)	(N/A)	11/27/2000	03/15/2010	11/27/2020	03/15/2015
64	423	T061	IS	Active	IFR	1950	API 12C	144	48	140000	GASOLINE(87)	Tank Farm #2	(N/A)	(N/A)	04/20/2005	03/16/2010	12/22/2015	03/16/2015
65	436	T015	IS	Active	EFR	1959	API 12C	150	48	147000	LSD	Tank Farm #2	(N/A)	(N/A)	06/20/1993	03/16/2010	12/01/2013	03/16/2015
66	422	T062	IS	Active	IFR	1953	API 12C	144	48	139000	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	11/04/2005	03/17/2010	12/31/2024	03/17/2015
67	151	T092	IS	Active	IFR	1968	API 650	90	48	52000	NAPTHA	Plant 9	(N/A)	(N/A)	01/24/1996	05/25/2010	12/01/2016	05/25/2015
68	507	T085	OOS	Active	IFR	1949	API 12C	43	40	10000	9-2 FEED	Plant 9	(N/A)	(N/A)	06/15/2010	09/20/2005	06/15/2024	06/15/2015
69	130	T054	IS	Active	EFR	1929	API 650	48	41	13000	LCO	Tank Farm #1	(N/A)	(N/A)	05/03/1995	06/16/2010	05/03/2015	06/16/2015
70	140	T029	IS	Active	EFR	1962	API 12C	67	40	25000	ALKYLATE	Tank Farm #1	(N/A)	(N/A)	06/01/1995	06/16/2010	06/01/2015	06/16/2015
71	143	T028	IS	Active	IFR	1968	API 650	67	40	25000	TOLUENE	Tank Farm #1	(N/A)	(N/A)	02/01/1996	06/16/2010	02/01/2016	06/16/2015
72	193	T153	IS	Active	IFR	1994	API 650	37	40	7500	TOLUENE	Tank Farm #1	(N/A)	(N/A)	06/01/1994	06/16/2010	12/01/2014	06/16/2015
73	128	T124	IS	Active	IFR	1920	API 650	48	41	13000	NONENE	Tank Farm #1	(N/A)	(N/A)	03/22/1996	06/17/2010	03/22/2016	06/17/2015
74	131	T044	IS	Active	EFR	1965	API 12C	60	40	20000	NAPTHA	Tank Farm #1	(N/A)	(N/A)	08/18/2001	06/17/2010	08/18/2021	06/17/2015
75	154	T051	IS	Active	Cone Roof	1950	API 12C	90	46	54300	GAS OIL	Tank Farm #1	(N/A)	(N/A)	08/28/2000	06/17/2010	08/28/2012	06/17/2015
76	191	T059	IS	Active	EFR	1955	API 12C	67	40	25000	LSD	Tank Farm #1	(N/A)	(N/A)	11/12/1999	06/17/2010	11/12/2019	06/17/2015
77	194	T154	IS	Active	IFR	1994	API 650	37	40	7500	XYLENE	Tank Farm #1	(N/A)	(N/A)	06/01/1994	06/17/2010	12/01/2014	06/17/2015
78	424	T039	IS	Active	EFR	1953	API 12C	144	48	139000	GASOLINE(94)	Tank Farm #2	(N/A)	(N/A)	03/01/1994	06/18/2010	03/01/2014	06/18/2015
79	434	T041	IS	Active	EFR	1957	API 12C	144	48	139000	LCO	Tank Farm #2	(N/A)	(N/A)	11/23/1998	06/18/2010	11/23/2018	06/18/2015
80	409	T070	IS	Active	IFR	1972	API 650	150	49	150000	CRUDE	Tank Farm #2	(N/A)	(N/A)	04/01/2010	07/07/2010	04/01/2024	07/07/2015
81	416	T068	IS	Active	EFR	1949	API 12C	134	48	120000	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	10/23/2000	09/22/2010	10/23/2020	09/22/2015
82	419	T065	IS	Active	EFR	1950	API 12C	144	48	139000	GASOLINE(94)	Tank Farm #2	(N/A)	(N/A)	06/01/1997	09/22/2010	06/01/2017	09/22/2015

4 of 5

Attachment to Schedule 4.1.8.8

Tank Inspection Due Dates

Item No.	Tank Number	State Reg No	Tank Status	Regulatory Status	Tank Type	Year Built	Construction Standard	Dla (FT)	HT (FT)	Design Capacity GAL	Primary Product	Unit	East West Grid Loc	North South Grid Loc	Last Internal Inspection	Last External Inspection	Next Internal Inspection	Next External Inspection
83	410	T013	IS	Active	IFR	1970	API 650	150	48	150000	CRUDE	Tank Farm #2	(N/A)	(N/A)	03/01/1993	09/23/2010	12/01/2013	09/23/2015
84	417	T067	IS	Active	EFR	1949	API 12C	134	48	120000	GASOLINE(83.5)	Tank Farm #2	(N/A)	(N/A)	08/04/1995	09/23/2010	08/04/2015	09/23/2015
85	421	T063	IS	Active	EFR	1952	API 12C	144	48	139000	LSD	Tank Farm #2	(N/A)	(N/A)	06/07/1996	09/23/2010	06/17/2016	09/23/2015
86	427	T038	IS	Active	EFR	1953	API 12C	144	48	139000	GASOLINE(87)	Tank Farm #2	(N/A)	(N/A)	05/01/1996	09/23/2010	05/01/2016	09/23/2015

5 of 5

Schedule 4.1.9

Litigation

1.	In the matter of Sunoco, Inc. (R&M) v. DHL Express and Aviation Fuels Corporation – Arbitration, Philadelphia, Pennsylvania

[REDACTED]

2.	Sunoco, Inc. (R&M) v. Public Utilities Commision of Ohio – Ohio Supreme Court, Case No. 2009-0880.

[REDACTED]

3.	National Crude Oil Investigation Subpoenas II Issued by the U.S. Futures Commodity Trading Commission.

[REDACTED]

4.	U.S. Immigration and Customs Enforcement Summons

Schedule 4.1.9

Litigation

[REDACTED]

5.	Covent Fans Inc. v. Sunoco, Inc. (R&M) — Province of Quebec, District of Montreal, Case No. 500-22-172469-101.

[REDACTED]

6.	Cheney, et al v. Anco Insulations, Inc., et al. — District Court, East Baton Rouge, Louisiana, Case No. 500731.

[REDACTED]

7.	Noble, et al. v. Anco Insulations, Inc., et al. — District Court, East Baton Rouge, Louisiana, Case No. 505827.

[REDACTED]

8.	Leffler (Personal rep, of the Est. of Lois Mac Leffler, deceased) v. A.W. Chesterion, et al. — Court of Common Pleas, Cuyahoga, Ohio, Case No. 06-587588.

[REDACTED]

9.	Schmidt (Special administrators of the heirs and Estate of Oakley Hatch, deceased) v. Arkema, Inc., et al. — Circuit Court, Madison County, Illinois, Case No. 08-L-789.

[REDACTED]

10.	Keller v. Rapid American Corp., et al. — Circuit Court, Cook County, Illinois, Case No. 2009-L-007440.

Schedule 4.1.9

Litigation

[REDACTED]

11.	Clark v. Rapid American Corporation, et al. — Circuit Court, Cook County, Illinois, Case No. 2009-L-014399.

[REDACTED]

12.	Smotherman, et al. v. Advocate Mines LTD., et al. — Circuit Court, Madison County, Illinois, Case No. 10-L-143.

[REDACTED]

13.	Anding. et al. v. Anco Insulations, Inc., et al. — District Court, East Baton Rouge, Louisiana, Case No. 02-499868.

[REDACTED]

14.	Estate of Kathleen Lopresti v. A.W. Chesterton, Inc., et al. — Court of Common Pleas, Cuyahoga County, Ohio, Case No. 489640.

[REDACTED]

15.	Foster, et al. v. A. O. Smith Corp., et al. — Circuit Court, Madison County, Illinois, Case No. 10-L-338.

[REDACTED]

Schedule 4.1.9

Litigation

16.	Baumgartner v.A.P. Green Services, Inc., et al, – Court of Common Pleas, Cuyahoga County, Ohio, Case No. 02-464011.

[REDACTED]

17.	Cordy, et al, v.A.O. Smith Corp., et al. – Circuit Court, Madison County, Illinois, Case No. 09-L-418.

[REDACTED]

18.	[REDACTED]

Schedule 4.1.9

Litigation

19.	[REDACTED]

20.	Sunoco, Inc, (R&M) v. Enbridge, Inc., et al. – United States District Court, Southern District of New York, Case No. 09-01104

[REDACTED]

Schedule 4.1.10(A)

Employee Matters: Labor & Collective Bargaining

With regard to the Current Employees, there are two represented bargaining units. The United Steel, Paper & Forestry, Rubber, Manufacturing, Energy, Allied-Industrial & Service Workers International Union, Local 912 (“Union”) is the collective bargaining representative for “all hourly-paid production and maintenance employees at [Sunoco, Inc. (R&M)’s] Toledo, Ohio Refinery, as described in National Labor Relations Board certification but excluding all office and clerical employees, professional employees, guards and supervisors as defined in the [National Labor Relations] Act, as amended…”(“Hourly Unit”). The current collective bargaining agreement between the Seller and the Union for this Hourly Unit became effective February 8, 2009 and remains in effective until February 8, 2012.

This Union is also the collective bargaining representative for a separate bargaining unit consisting of “[a]ll clerks I, II, III, and IV, administrative clerks, office assistants, accounting clerks, secretaries, maintenance assistants, key punch operators, computer operators, accounting assistants, telecommunications operators, senior technicians, draftsmen, and designers, employed by Sunoco, Inc. (R&M) at its [Toledo Refinery], as described in National Labor Relations Board certification of January 30, 1979, in Case No. 8-RC-11594, excluding all separator operators, administrative employees, secretaries to managers of the refinery, employee and plant services, refinery financial administration, facilities (technical), (maintenance), operations and labor relations (employee relations) and all professional employees, guards, and supervisors as defined in the [National Labor Relations] Act as amended…” (“Office Unit”). Currently there are seven employees covered by this Office Unit. The collective bargaining agreement covering the Office Unit was negotiated in 1991 and became effective July 1, 1991 (“Office Unit CBA”). At the time, the Office Unit was represented by the Sun Salaried Employees’ Association of Toledo, Ohio (“Association”). On or about June 22, 1998, the Association became affiliated with the Union. After the Office Unit CBA’s initial three year term, it has been automatically renewed for consecutive periods of one year, but has been amended at times with memorandums of agreements on, among other things, wage rates. The “Memorandum of Agreement Wage Rates 2008 Sunoco, Inc. and USW Local 912 (Office Group)” (“2008 Wage Rates MOA”) has been provided to the Buyer. In January or February of 2009, Seller and the Union entered into an agreement similar to the 2008 Wage Rates MOA which provided for a 3.0% merit pool and a 3.5% adjustment in salary ranges for the non-exempt salary grades 46, 47, and 48 in the Office Unit.

In addition to the CBA for the Hourly Unit and the Office Unit CBA, the Seller has entered into various agreements with the Union, including the Memorandum of Agreement Governing Certain Named Benefits and agreements to resolve grievances.

35

Schedule 4.1.10(B)

Employee Matters: Claims

Workers’ compensation claims at the Toledo Refinery

1.	[REDACTED]

2.	[REDACTED]

3.	[REDACTED]

4.	[REDACTED]

5.	[REDACTED]

6.	[REDACTED]

7.	[REDACTED]

8.	[REDACTED]

36

Schedule 4.1.10(B)

Employee Matters: Claims

9.	[REDACTED]

10.	[REDACTED]

11.	[REDACTED]

12.	[REDACTED]

13.	[REDACTED]

14.	[REDACTED]

15.	[REDACTED]

16.	[REDACTED]

Other pending or threatened claims by current or past employees relating to the Purchased Assets

17.	On or about February 24, 2010, hourly employees located at Seller’s Philadelphia Refinery filed a lawsuit (Matthew Ripley, et al. v. Sunoco, Inc., et al., U.S.D.C., E.D. Pa., C.A. No. 10-1194 (Originally filed in the Court of Common Pleas of Philadelphia, No.

Schedule 4.1.10(B)

Employee Matters: Claims

003326)) [REDACTED]

Pending	Union Grievances for which a Demand for Arbitration has been submitted

18.	[REDACTED]

EEOC Charge and Subpoena

[REDACTED]

Schedule 4.1.10(C)

Employee Matters: Contracts

Certain Current Employees have signed employment agreements and confidentiality agreements and waivers of patent rights, copies of the forms of which have been provided to the Buyer. Non-represented employees of the seller are covered under the terms of the Seller’s Employee Resolution in Action Program, a copy of which has been provided to the Buyer.

37

Schedule 4.1.11.1

Compensation and Employee Benefits

Retirement Plans:

Sunoco, Inc. Retirement Plan

Sunoco, Inc. Pension Restoration Plan

Sunoco, Inc. Capital Accumulation Plan

Sunoco, Inc. Savings Restoration Plan

Welfare Plans:

Sunoco, Inc. National Medical Program

Sunoco, Inc. Dental Assistance Plan

Sunoco, Inc. Health Care Reimbursement Plan

Sunoco, Inc. Cafeteria Plan

Sunoco, Inc. Dependent Care Reimbursement Plan

Sunoco, Inc. Disability Income Plan

Sunoco, Inc. Death Benefits Plan

Sunoco, Inc. Travel Accident Insurance Plan

Sunoco, Inc. Occupational Death Benefits Plan

Sunoco, Inc. Accidental Death & Disability Plan

Sunoco, Inc. Employee Assistance Plan

Sunoco, Inc. Optional Retirement Benefit Income Trust

Termination Plans:

Sunoco, Inc. Involuntary Termination Plan

Incentive Plans:

Sunoco, Inc. Annual Incentive Plan

Sunoco, Inc. Leadership Recognition Plan

Executive Plans:

Sunoco, Inc. Executive Retirement Plan

Sunoco, Inc. Executive Involuntary Severance Plan

Sunoco, Inc. Special Executive Severance Plan

Sunoco, Inc. Senior Executive Incentive Plan

Sunoco, Inc. Long-Term Performance Enhancement Plan II

Sunoco, Inc. Long-Term Performance Enhancement Plan III

Policies:

Paid Holidays (including Floating Holidays)

Paid Absence for Death in Family

Paid Absence for Jury Duty

Vacation

Civil Leaves of Absence

Family and Medical Leave

Military Leave

Educational Assistance for Employees

Flexible Schedule (9/80) Program

38

Schedule 4.1.12

Intellectual Property

None.

39

Schedule 4.1.13

Financial Information

See attached.

40

Attachment to Schedule 4.1.13

Financial Information

Toledo Refinery

Income Statements (1)

Thousands of Dollars

	Sep YTD 2010 Actual	Full Year 2009 Actual	Full Year 2008 Actual	Full Year 2007 Actual	Note
Third Party Refined Sales	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sales Discounts	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Inter-Company Refined Sales		[REDACTED]	[REDACTED]	[REDACTED]

Total External Sales	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sales to the Brand	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Net Refinery Transfers	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Net Internal Sales (Purchases)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Net Refined Prod Revenue	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crude Run Cost	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Third Party Purchases	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Inter-Company Refined Purchases	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Refinery Use	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Additive Usage	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Oxygenate Usage	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Total Inventory Change	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Other Cost of Sales	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]
Produced Fuel	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Branch Freight	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Total Logistics Charges	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Gross Margin	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Total Subs\Other Retail Income	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Gain/(Loss) on Sale of Assets			[REDACTED]	[REDACTED]
Rent Income	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Non-Refined Income	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Non-Ref Inc. (Including Subs)	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Refinery/Plant expense	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Refinery/Plant Dep/Retire	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Amortization	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Refinery /plant Fuel	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Utilities and Nonfuel Var.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Refinery & Plant Expense	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Business Unit Expense	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Business Unit Charge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Total Direct	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Total Professional Services	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Corporate Programs	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Total Professional Serv & Corp Prog	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Incentive Compensation	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Pretax Income	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Income Tax	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Net Income	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Notes:

(1)	Includes Toledo refining and wholesale marketing for all periods.

(2)	Includes hydrogen purchases from Linde. The cost of hydrogen purchased from Linde excludes Ohio Commercial Activity Tax that Linde has been invoicing since 2006 and which is disputed by Sunoco. As of September 30, 2010, the cumulative amount of Ohio CAT invoiced by Linde and disputed by Sunoco under this hydrogen contract is $[REDACTED].

(3)	Business Unit Expense includes $[REDACTED] per year of finance expenses related to Toldeo Water Treatment Contract.

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Year: 2007 Actual
	Opening Balance		January Balance		February Balance		March Balance		April Balance		May Balance		June Balance
Crude Inventory	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Crude Payables	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Year: 2007 Actual
			July Balance		August Balance		September Balance		October Balance		November Balance		December Balance
Crude Inventory			[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Crude Payables			[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Date 18 AUG 10 Time 13:29:54

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Year: 2008 Actual
	Opening Balance		January Balance		February Balance		March Balance		April Balance		May Balance		June Balance
Crude Inventory	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Crude Payables	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Year: 2008 Actual
			July Balance		August Balance		September Balance		October Balance		November Balance		December Balance
Crude Inventory			[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Crude Payables			[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Date 18 AUG 10 Time 13:29:54

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Year: 2009 Actual
	Opening Balance	January Balance	February Balance	March Balance	April Balance	May Balance	June Balance
Crude Inventory	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crude Payables	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Year: 2009 Actual
	July Balance	August Balance	September Balance	October Balance	November Balance	December Balance
Crude Inventory	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crude Payables	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Date 18 AUG 10 Time 13:29:54

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Year: 2010 Actual
	Opening Balance	January Balance	February Balance	March Balance	April Balance	May Balance	June Balance
Crude Inventory	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crude Payables	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Year: 2010 Actual
	July Balance	August Balance	September Balance	October Balance	November Balance	December Balance
Crude Inventory	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Crude Payables	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Inventory Analysis - Inventory Analysis 2007 by Refinery system

Year 2007 Actual

[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Inventory Analysis - Inventory Analysis 2008 by Refinery system

Year 2008 Actual

[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Inventory Analysis - Inventory Analysis 2009 by Refinery system

Year 2009 Actual

[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Measure Thousands

Unit BARRELS

Refinery System Toledo Refining

Year: 2010 Actual

[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Universe - FAFLE:LTD BAC:422

Accounting Month:201010 Version:LTD Company:422

	October 2010
	Entries	BK Cost	BK Accum Depr	BK Cur Depr	BK YTD Depr	BK NETBOOK
MISCELLANEOUS	30.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97101 REF. ADMIN.	63.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97106 GENERAL REFINERY	174.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97117 COMMUNICATIONS	5.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97118 HR ADMINISTRATION	13.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97121 MATERIALS	9.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97130 HEALTH AND SAFTEY ADMIN.	10.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97131 SECURITY DEPT.	34.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97132 FIRE DEPT.	55.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97133 SAFETY & HEALTH DEPT	29.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97203 TECH ADMIN	17.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97204 OPER ADMIN	8.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97211 ELEC. SYSTEMS	45.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97212 PLT 2 COOLING TOWER	12.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97220 PLT2 GEN	36.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97221 FCC	152.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97222 TETRAMER	19.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97223 CO BOILERS	35.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97224 10 BOILER	22.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97225 WATER PLT	5.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97229 2/3 COOLING	20.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97230 PLT 3 GEN	42.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97231 PLT3 CRUDE	97	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97232 TAR SEP	2.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97233 SULFUR	43.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97239 PLT 3 COOLING TOWER	2.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97240 PLT 4 GEN	29.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97241 GAS PLANT	161.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97242 AMINE	54.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97243 NONENE	7.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97244 PLT 4 JET TREATER	1.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97249 PT4 CO TWR	17	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97250 PLT 5 GEN	47.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97251 PLT5 CRUDE	93.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97252 VAC TOWER	30.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97253 PDA	39.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97254 H2S STRIP.	31.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97259 PT5 CO TWR	13.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97260 PLT 6 GEN	56.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97261 HYDROTREAT	35.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97262 PLATFORMER	29.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97263 SPIRITS	1.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97269 PT6 CO TWR	13.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97272 DEHEX	31.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97273 SPLITTER	8.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97274 PSA	5.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97280 PLT 8 GEN	60.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97281 POLY UNIT	45.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97282 ALKY UNIT	84.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97290 PLT 9 GEN	88.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97291 HYDROGEN	57.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97292 HD CRACKER	125.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

Universe - FAFLE:LTD BAC:422

Accounting Month:201010 Version:LTD Company:422

	October 2010
	Entries	BK Cost	BK Accum Depr	BK Cur Depr	BK YTD Depr	BK NETBOOK
97293 REFORMER	51.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97294 BTX	52.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97295 CLEAN FUEL UNIT	4.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97299 PT9 CO TWR	14.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97400 C3 LORDING	15.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97401 BLENDING	45.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97403 PUMPHOUSE	14.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97405 TK&L FUELS	271.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97406 L&S FUELS	106.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97407 TK&L CHEMS	25.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97408 L&S CHEMS	12.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97421 WWS	4.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97422 ENVIRONMENTAL ADMIN.	6.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97423 WASTE DISPOSAL	1.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97431 LABORATORY	155.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97441 TECH SUPPORT	4.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97442 PROCESS CONTROL	118.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97443 TELECOM.	3.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97600 MAINT ADMIN	146.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97620 ENG/REAL.	32.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97702 INSPECTION	14.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97905 TOLEDO PPT T&S	19.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
97906 TOLEDO PPT T&S	9.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

TOTAL Total far Facilities	3,258.	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Date: 17NOV10 Time: 09:11:58

WIP as of 10/31/2010	[REDACTED]

TOTAL	[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

01-Nov-2010 04:01 AM Materials Inventory Report by Commodity	Page 1 of 2.

Commodity		Value
000	DEFAULT	$	[REDACTED]
010	CENTRIFUGAL PUMP PARTS	$	[REDACTED]
020	COMPETER CENTRIFUGAL PUMP	$	[REDACTED]
030	ROTARY PUMP PARTS	$	[REDACTED]
050	COMPLETE ROTARY PUMP	$	[REDACTED]
060	RECIPROCATING PUMP PARTS	$	[REDACTED]
070	PUMP PARTS RECIPROCATING	$	[REDACTED]
080	COMPLETE RECIP. PUMPS	$	[REDACTED]
090	PWR TRANS. EQUIP. & PARTS	$	[REDACTED]
110	TURBINE REPAIR PARTS	$	[REDACTED]
120	TURBINES AND REPAIR PARTS	$	[REDACTED]
130	BLW./COMP.CENT & ROTARY	$	[REDACTED]
150	COMP. /ENGINE RECIP PARTS	$	[REDACTED]
170	MOTORS LESS THAN 1 HP	$	[REDACTED]
180	MOTORS 1 HP AND GREATER	$	[REDACTED]
200	HT. EXCH & STM.GEN. EQUIP	$	[REDACTED]
220	VLS/FURN/PURG/PRESS BRNRS	$	[REDACTED]
240	PROCESS MACHINERY PARTS	$	[REDACTED]
260	MATERIAL HANDLING EQUIP	$	[REDACTED]
280	FANS AND VENTILATORS	$	[REDACTED]
290	TOMMS TEMP ELEC	$	[REDACTED]
300	TOMMS TEMP INST	$	[REDACTED]
320	BURNERS AND PARTS	$	[REDACTED]
340	GASKETS	$	[REDACTED]
360	OIL/MECHANICAL SEALS	$	[REDACTED]
370	COMPUTER HARDWARE	$	[REDACTED]
380	LUBE. EQUIP. & FILTERS	$	[REDACTED]
400	FASTENERS	$	[REDACTED]
430	BUILDING MATERIALS	$	[REDACTED]
460	STD. ELEC. EQUIPMENT	$	[REDACTED]
470	SPECIAL ELEC. EQUIPMENT	$	[REDACTED]
490	PROTECTIVE COATINGS	$	[REDACTED]
510	REFRACTORIES	$	[REDACTED]
520	METALS AND PLASTICS	$	[REDACTED]
540	PLUG VLVS & REPAIR PARTS	$	[REDACTED]
560	PIPE	$	[REDACTED]
570	PIPE FITTINGS	$	[REDACTED]
580	PIPING SPECIALITIES	$	[REDACTED]
600	NONMET. TUBE & FITTINGS	$	[REDACTED]
620	MET. TUBE & FITTINGS	$	[REDACTED]
630	FURNACE FITTINGS & PARTS	$	[REDACTED]
640	WELDING MATERIAL	$	[REDACTED]
660	SAFETY EQUIPMENT	$	[REDACTED]
690	INSTRUMENTATION	$	[REDACTED]
700	INSTRUMENTATION EXTRA	$	[REDACTED]
720	TOOLS	$	[REDACTED]
740	VEHICLE & TRANSPORTATION	$	[REDACTED]
760	VALVES, INSTRUMENT	$	[REDACTED]
770	VALVES, FLANGED	$	[REDACTED]
780	VALVES, THREADED	$	[REDACTED]
790	VALVES, WELD END	$	[REDACTED]
800	VALVES, SLIDE-REPAIR PART	$	[REDACTED]
820	ROPE, CHAIN, TWINE&ACCESSOR	$	[REDACTED]
840	INSULATION	$	[REDACTED]
850	CONTAINER	$	[REDACTED]
870	FUELS, GASES, OIL & LUBR	$	[REDACTED]
880	CHEMICAL/ CATALYST	$	[REDACTED]
890	CATALYST & SUPPORT MAT	$	[REDACTED]
920	JANITORIAL	$	[REDACTED]
930	HOLD FOR ENGINEERING	$	[REDACTED]
940	LAB AND MEDICAL	$	[REDACTED]

Attachment to Schedule 4.1.13

Financial Information

01-Nov-2010 04:01 AM Materials Inventory Report by Commodity	Page 2 of 2.

Commodity		Value
950	OFFICE EQUIP & SUPPLIES	$	[REDACTED]
970	NON APPROP/4000 WO	$	[REDACTED]
980	APPROP/4000 WO	$	[REDACTED]

	Total:	$	[REDACTED]

Schedule 5.3

Operation of Business

The Seller intends to undertake the following material changes related to the operation of the Business:

1.	Ohio Valley Strategic Maintenance Contract

The Seller intends to conclude a major maintenance cost-savings initiative to single source maintenance activities in the Ohio Valley including the Toledo Refinery maintenance activities.

2.	Sun Petrochemicals Dissolution

As a result of the dissolution of the Sun Petrochemicals Company Joint Venture (“SPC”), the Seller intends to proceed with necessary activities to unwind SPC and separate the contracts and assets between the Toledo refinery and Suncor Sarnia refinery. The scope of separation includes rail fleet, customer contracts and terminal agreements and activities will be completed by the end of 2010.

3.	Chemicals Outsourcing Arrangements

The Seller intends to continue initiative to fully outsource the marketing activities for petrochemicals to a single designated business partner.

4.	Capital Projects

a.	Facility Siting Initiative: The Seller intends to continue progress with an ongoing capital initiative to improve safety at the Toledo facility.

b.	Kellogg Unit (End of January) and Stratco Unit (December) Turn-Around: As part of the scheduled turnaround program, the Alky unit will undergo capital turn around work this winter. The Kellogg Unit is currently scheduled for the end of January 2011, and the Stratco Unit in early December.

5.	Transfer of Assets to Sunoco Logistics MLP subsidiaries

a.	As part of the 2002 formation of the SXL MLP, logistics assets shifted from Sunoco, Inc. (R&M) to the new entity with an agreement that the official recording of the transfers would be an on-going process. The official process to carve out the real estate, property and easements for the Toledo SXL terminal, #2 Tank Farm Pump Station and 12” & 8” pipelines will continue. As such process continues, the Title Commitments (including the legal descriptions contained therein) of the affected Owned Real Property will be revised and updated to reflect the related transfers, easements and other related matters.

b.

In connection with the transfer of assets described in Item 5(a) above, a lot split of the Sunoco, Inc. (R&M) No. 2 Tank Farm, Parcel No. 44-21751, is currently in progress to transfer ownership of approximately 2.174 acres of land to Sunoco Pipeline L.P. for its existing Toledo Pump Station. A property survey and legal description of the split has been completed by Lewandowski Engineers and was submitted to the City of

41

Schedule 5.3

Operation of Business

Oregon on November 23, 2010 for approval of the Planning Commission. Approval of the City of Oregon is expected on or before December 7, 2010. Upon approval of the split, a Limited Warranty Deed will be prepared, executed by Sunoco, Inc. (R&M) and recorded in the Office of the Recorder of Deeds for Lucas County, Ohio.

6.	With respect to the disclosure made in Item 1 of Schedule 4.1.4(b) with respect to the Gas Oil Exchange and Net-Out Agreement by and between Holly Refining & Marketing - Tulsa LLC (“Holly”) and Sunoco, Inc. (R&M) dated June 1, 2009 (the “Holly Agreement”), Seller reserves the right to enter into with Holly any amendments, terminations, or cancellations of the Holly Agreement in an effort to resolve any issues or disputes that arise with respect to such item and to exercise any of its (Seller’s) rights under the Holly Agreement, including without limitation Section 2.4 thereof, with respect to a shut down or conversion of the SXL Pipeline (as such term is defined in the Holly Agreement).

42

Schedule 6.5.1

Current Employees

See attached.

43

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00158521	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD
00181746	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084007	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084104	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	LOA	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	LTD
00109929	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083898	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00088834	[REDACTED]	[REDACTED]	Refinery Mechanic 2/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083949	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00136863	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084000	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00117800	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083922	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152600	[REDACTED]	[REDACTED]	Lab Tech 0-1 2	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083827	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181755	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172211	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160768	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD
00083997	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084100	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181761	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083992	[REDACTED]	[REDACTED]	Car Loader	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083872	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160798	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00097919	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084093	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160780	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158319	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083966	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158329	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163070	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163074	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174732	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083946	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152998	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163076	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152604	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083824	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083921	[REDACTED]	[REDACTED]	Car Loader	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083875	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158519	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00084067	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152995	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083871	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160806	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083857	[REDACTED]	[REDACTED]	USW & 1 Yr TOPS Rep	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00182752	[REDACTED]	[REDACTED]	Mech 1/C Dirhire 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083868	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083843	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181747	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181760	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152606	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172204	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084060	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00153000	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084099	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00182742	[REDACTED]	[REDACTED]	Mech 1/C Dirhire 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083891	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155222	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083995	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158323	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181750	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00097923	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152994	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00105622	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155223	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084095	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083988	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00136896	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152993	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158320	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083880	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	LOA	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	LTD
00083999	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152607	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084041	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00130082	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084014	[REDACTED]	[REDACTED]	Fire Marshall 2/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083939	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160779	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00141259	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172208	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00109933	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152981	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084102	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00136831	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083865	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084303	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083885	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163078	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158526	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158324	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083866	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155221	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083950	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158330	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172212	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083895	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084044	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160784	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158530	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084046	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083899	[REDACTED]	[REDACTED]	Car Loader	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158334	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00141277	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152952	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD
00163081	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00130105	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00097933	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181758	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083908	[REDACTED]	[REDACTED]	2 Yr TOPS Rep	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083958	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00095224	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152959	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174733	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00117803	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084072	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174734	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181756	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181759	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174735	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152965	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00084042	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083954	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00102147	[REDACTED]	[REDACTED]	Fire Marshall 2/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158325	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172201	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083859	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083854	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084066	[REDACTED]	[REDACTED]	Senior Fire Marshal	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181754	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160764	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174736	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00109936	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160791	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084029	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172207	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083823	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083852	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158337	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172206	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181752	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172209	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00117804	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00109937	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083839	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155224	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083932	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00135994	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160786	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174738	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174739	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084071	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083905	[REDACTED]	[REDACTED]	Store House 1 2-24 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181748	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174740	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083951	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172198	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083829	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00156778	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083887	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083948	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00172205	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00109941	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155227	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172202	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083941	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172203	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00141285	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083888	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00109943	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00097957	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00147895	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083985	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083846	[REDACTED]	[REDACTED]	Fire Marshall 2/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174742	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163083	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083935	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083924	[REDACTED]	[REDACTED]	Truck Skill Level lii	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00099255	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158333	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172200	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084009	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083858	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084039	[REDACTED]	[REDACTED]	Truck Skill Level lii	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163086	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160789	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181762	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00172210	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084079	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155230	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00130097	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00130108	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00171794	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160796	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00141270	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158474	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160807	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174741	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00173266	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083933	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084008	[REDACTED]	[REDACTED]	Truck Skill Level lii	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00152602	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155229	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084032	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083845	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083841	[REDACTED]	[REDACTED]	Storehouse 24-Mths +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084094	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083884	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083963	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158483	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083834	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00136889	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181757	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00105605	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084034	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158327	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00105631	[REDACTED]	[REDACTED]	Fire Marshall 2/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00088832	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163088	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084012	[REDACTED]	[REDACTED]	Car Loader	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084062	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00182741	[REDACTED]	[REDACTED]	Mech 1/C Dirhire 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083889	[REDACTED]	[REDACTED]	Storehouse 24-Mths +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084028	[REDACTED]	[REDACTED]	Rack Leader	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00088835	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00109944	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155228	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083876	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084081	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084068	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00117805	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00099259	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083984	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163090	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083926	[REDACTED]	[REDACTED]	Truck Skill Level lii	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084088	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083873	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083934	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160799	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083964	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163092	[REDACTED]	[REDACTED]	Oper Pool-Rtg	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00117806	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00130100	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174743	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00182743	[REDACTED]	[REDACTED]	Mech 1/C Dirhire 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00117807	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083965	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158511	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152603	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084064	[REDACTED]	[REDACTED]	Lab Tech 0-1 2	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083936	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174744	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083959	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD
00136873	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160781	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160772	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083991	[REDACTED]	[REDACTED]	Truck Skill Level lii	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155225	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083989	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00171385	[REDACTED]	[REDACTED]	Lab Tech-36Mths/Qual	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00141279	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083993	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084026	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083907	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084003	[REDACTED]	[REDACTED]	Instrument Man 36 Mo +	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152601	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00163093	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00152977	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155226	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083822	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174745	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083842	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00181753	[REDACTED]	[REDACTED]	RTG-Appren(PROB) 0-6	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00083952	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00174746	[REDACTED]	[REDACTED]	Apprentice II 24-30 Months	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00158507	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00160783	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084077	[REDACTED]	[REDACTED]	Lab Tech 0-12	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084030	[REDACTED]	[REDACTED]	Refinery Mechanic 1/C	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084105	[REDACTED]	[REDACTED]	Chief Operator	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00155231	[REDACTED]	[REDACTED]	Zone Operator I	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00172213	[REDACTED]	[REDACTED]	Rtg-Appren I-30-36	A	F	H	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00173363	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00120678	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083687	[REDACTED]	[REDACTED]	Med Prac: Med Coord I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00117627	[REDACTED]	[REDACTED]	Inspection Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00141282	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00149312	[REDACTED]	[REDACTED]	Sr Proj Engr 1	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084219	[REDACTED]	[REDACTED]	Environ Managing Consult	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084113	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00182371	[REDACTED]	[REDACTED]	Contract Admin	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00163438	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084213	[REDACTED]	[REDACTED]	Reg Serv Delivery Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00177574	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00163474	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00172675	[REDACTED]	[REDACTED]	Sr Systems Anal I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00060918	[REDACTED]	[REDACTED]	Construction Administrator	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00113096	[REDACTED]	[REDACTED]	Mechanical Integrity Coordinator	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00159735	[REDACTED]	[REDACTED]	Oper Scheduling/Attendance Sup	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084114	[REDACTED]	[REDACTED]	Manager Refinery Lab	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00163980	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00172088	[REDACTED]	[REDACTED]	Ping Econ Anal	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00088905	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00167813	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00148049	[REDACTED]	[REDACTED]	Office Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	STD
00083832	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084205	[REDACTED]	[REDACTED]	Area Process Manager	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00131888	[REDACTED]	[REDACTED]	Sr Proc Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00158367	[REDACTED]	[REDACTED]	PSM Coordinator	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084357	[REDACTED]	[REDACTED]	Sr Area Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00155216	[REDACTED]	[REDACTED]	Proj Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084119	[REDACTED]	[REDACTED]	Sr Proc Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00066666	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]	STD
00180913	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083947	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083906	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084084	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084195	[REDACTED]	[REDACTED]	MCRC HR Mgr & Sr. Counsel	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00158892	[REDACTED]	[REDACTED]	Fire & ER Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00098392	[REDACTED]	[REDACTED]	Fire & ER Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084011	[REDACTED]	[REDACTED]	Supr Fire & Emerg Resp	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00170790	[REDACTED]	[REDACTED]	Proc Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00151950	[REDACTED]	[REDACTED]	Sr Proc Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00145172	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00164620	[REDACTED]	[REDACTED]	Whlse Mkt Area Sales Rep III	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00158473	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083897	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00113983	[REDACTED]	[REDACTED]	Area Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084228	[REDACTED]	[REDACTED]	Sr Proj Eng Tech Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084203	[REDACTED]	[REDACTED]	Proc Engr Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00148958	[REDACTED]	[REDACTED]	Sr Heal/Safety Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00147946	[REDACTED]	[REDACTED]	Sr Estimator	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00170475	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00080822	[REDACTED]	[REDACTED]	Sr Trader	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00183481	[REDACTED]	[REDACTED]	Electrical/lnstrum Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00086567	[REDACTED]	[REDACTED]	Facility Project Engr Mgr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00164171	[REDACTED]	[REDACTED]	Proj Engr Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00174160	[REDACTED]	[REDACTED]	Proc Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084193	[REDACTED]	[REDACTED]	Lab Anal Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00167712	[REDACTED]	[REDACTED]	Facility HR Rep	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00103246	[REDACTED]	[REDACTED]	Admin Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00115446	[REDACTED]	[REDACTED]	Mgr Fuels Qual Monitor & Suppo	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00182594	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00107049	[REDACTED]	[REDACTED]	Sr Cos&D Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00174411	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00060420	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00164167	[REDACTED]	[REDACTED]	Office Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084174	[REDACTED]	[REDACTED]	Sr Chemical Spec I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00103102	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00183226	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083987	[REDACTED]	[REDACTED]	Sr Heal/Safety Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084188	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
176320	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00143478	[REDACTED]	[REDACTED]	Assoc Sr Process Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084377	[REDACTED]	[REDACTED]	Systems Consultant II	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00175477	[REDACTED]	[REDACTED]	Refinery Lab Anal	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00116874	[REDACTED]	[REDACTED]	Sr Proj Engr 1	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084199	[REDACTED]	[REDACTED]	Continuous Improvement Mgr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
183483	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00107763	[REDACTED]	[REDACTED]	General Mgr - Toledo Refinery	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084286	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt	Annual Rt	Job Date	Carry Over*	2011 Eligibility	Remaining 2011 Vacation	Type of Leave
00089675	[REDACTED]	[REDACTED]	Sr Systems Analyst III	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084167	[REDACTED]	[REDACTED]	Med Prac: Med Coord II	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00085092	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084255	[REDACTED]	[REDACTED]	Sr Proj Engr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00170729	[REDACTED]	[REDACTED]	Proj Engr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00083981	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00161906	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00173966	[REDACTED]	[REDACTED]	Inspector	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00178573	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00178804	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00158517	[REDACTED]	[REDACTED]	Maint Supr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00179823	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084158	[REDACTED]	[REDACTED]	Sr Systems Anal II	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084156	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084175	[REDACTED]	[REDACTED]	Sr Proj Engr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00081795	[REDACTED]	[REDACTED]	Maintenance Training Consultan	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084309	[REDACTED]	[REDACTED]	Assoc Fin Analyst	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00141292	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00176234	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
180847	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084325	[REDACTED]	[REDACTED]	Sr Chemical Spec I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00061561	[REDACTED]	[REDACTED]	Tech Mgr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084342	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00136806	[REDACTED]	[REDACTED]	Sr Proc Engr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084166	[REDACTED]	[REDACTED]	Associate Sourcing Specialist	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084165	[REDACTED]	[REDACTED]	Fin Spec II	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084275	[REDACTED]	[REDACTED]	Environmental Mgr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00181974	[REDACTED]	[REDACTED]	Assoc Sr Heal/Saf Spec	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00122838	[REDACTED]	[REDACTED]	Sr Environ Consult	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00116392	[REDACTED]	[REDACTED]	Medical Admin Asst	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00141293	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00126972	[REDACTED]	[REDACTED]	Planning & Scheduling Supt	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084233	[REDACTED]	[REDACTED]	Refinery Fin Anal	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00084289	[REDACTED]	[REDACTED]	Operations Mgr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00180325	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00174010	[REDACTED]	[REDACTED]	Proc & Warehouse Supr	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00083840	[REDACTED]	[REDACTED]	Supt-Field Maintenance	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00083863	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00136899	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]
00176539	[REDACTED]	[REDACTED]	Proc Engr I	A	F	S	[REDACTED]	[REDACTED]	[REDACTED]		[REDACTED]	[REDACTED]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00162424	[REDACTED]	[REDACTED]	Proc Engr Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00083874	[REDACTED]	[REDACTED]	Regional Transportation Lead	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00172395	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00139130	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084374	[REDACTED]	[REDACTED]	Process Engr Spec Consultant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00178090	[REDACTED]	[REDACTED]	Proj Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084140	[REDACTED]	[REDACTED]	Area Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084082	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00136197	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00182593	[REDACTED]	[REDACTED]	Sr Environ Engr Spec 1	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00166499	[REDACTED]	[REDACTED]	Assoc Sr Heal/Saf Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00163813	[REDACTED]	[REDACTED]	Admin Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00088830	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084258	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00162580	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00124746	[REDACTED]	[REDACTED]	Reliability Engineering Supvr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084265	[REDACTED]	[REDACTED]	Lab Anal Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00168833	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00170497	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00172961	[REDACTED]	[REDACTED]	Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00163493	[REDACTED]	[REDACTED]	Facility HRMgr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00171977	[REDACTED]	[REDACTED]	Refinery Lab Anal	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00129130	[REDACTED]	[REDACTED]	Mail Courier/Clerk	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00136907	[REDACTED]	[REDACTED]	Sr Environ Engr Spec 1	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00168831	[REDACTED]	[REDACTED]	OEMS Document & Rec. Coordinat	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084299	[REDACTED]	[REDACTED]	Sr Environ Engr Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00141286	[REDACTED]	[REDACTED]	Shift Supervisor	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00178572	[REDACTED]	[REDACTED]	Sr Maintenance Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00167843	[REDACTED]	[REDACTED]	Assoc Sr Proj Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00182589	[REDACTED]	[REDACTED]	Inspector Specialist	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00178677	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00095285	[REDACTED]	[REDACTED]	Community Rel Spec - West	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084243	[REDACTED]	[REDACTED]	Project Controls Lead (Toledo)	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00105646	[REDACTED]	[REDACTED]	Facility Shift Supt	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00160797	[REDACTED]	[REDACTED]	PSM Coordinator	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00137954	[REDACTED]	[REDACTED]	Inspection Superintendent	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00183497	[REDACTED]	[REDACTED]	Co-Op Student	A	P	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084202	[REDACTED]	[REDACTED]	Sr Proc Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084263	[REDACTED]	[REDACTED]	Contract Admin	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
178676	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]

Attachment to Schedule 6.5.1

Current Employees

ID	Last	First Name	Job Title	Pay Status	Full/Part	Type	Service Dt		Annual Rt		Job Date		Carry Over*		2011 Eligibility		Remaining 2011 Vacation		Type of Leave
00131227	[REDACTED]	[REDACTED]	Admin Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084291	[REDACTED]	[REDACTED]	Operations Training Consultant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]	STD
00180848	[REDACTED]	[REDACTED]	Co-Op Student	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00066350	[REDACTED]	[REDACTED]	Turnaround Project Mgr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084367	[REDACTED]	[REDACTED]	Mgr Health/Safety	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00176233	[REDACTED]	[REDACTED]	Proj Engr I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00119122	[REDACTED]	[REDACTED]	Area Proc Mgr - Toledo	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]	STD
00177668	[REDACTED]	[REDACTED]	Assoc Sr Heal/Saf Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00179109	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00154011	[REDACTED]	[REDACTED]	Sr Systems Anal II	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084145	[REDACTED]	[REDACTED]	Sr Planner/Sched	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084306	[REDACTED]	[REDACTED]	OPS Planner	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084339	[REDACTED]	[REDACTED]	Admin Assistant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
00084320	[REDACTED]	[REDACTED]	Planning & Econ Consultant	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00084294	[REDACTED]	[REDACTED]	Lab Anal Spec	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00109945	[REDACTED]	[REDACTED]	Fire & ER Supr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00166480	[REDACTED]	[REDACTED]	Assoc Sr Process Engr	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00174894	[REDACTED]	[REDACTED]	Sr Proj Eng I	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]
00104737	[REDACTED]	[REDACTED]	Lead Engr - Proc Safety	A	F	S	[REDACTED	]	[REDACTED	]	[REDACTED	]			[REDACTED	]	[REDACTED	]

*	2010 Carry over vacation hours for represented employees per CBA

Schedule 6.5.1.1

Independent Contractors

See attached.

44

Attachment to Schedule 6.5.1.1

Independent Contractors

Site: TO Vendor(s): ALL VENDORS IN THE SYSTEM

Project Number: Work Order Number: Main Account: Contract

Number: SPO:

Company Name	Timesheet Date	Total
A.A. BOOS & SONS INC	20110222	6
ADVANCED SPECIALTY CONTRACTORS	20110222	27
BRAND SCAFFOLD BUILDERS, INC.	20110222	13
CONAM INSPECTION & ENGINEERING SERVICES	20110222	7
DIAMOND INSPECTION SERVICES	20110222	4
GREENSWEEP INC.	20110222	5
HENNING USU	20110222	4
HYDROCHEM INDUSTRIAL SERVICES	20110222	5
INDUSTRIAL POWER SYSTEMS, INC.	20110222	11
JEFFERS CRANE	20110222	3
JOB1USA	20110222	6
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	5
P&W PAINTING	20110222	5
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC	20110222	14
RMF NOOTER, INC.	20110222	66
WICKS &ASSOC.LLC,	20110222	2
ZeroChaos	20110222	37
TOTAL		220

Revision Date: February 22, 2011 Print Date: February 22, 2011 Valid only at time of printing. The most recent version of this report is avalaible from the TRACK Reporting System Page 1 of 2

Attachment to Schedule 6.5.1.1

Independent Contractors

Site: TO Vendor(s): ALL VENDORS IN THE SYSTEM

Project Number: Work Order Number: Main Account: Contract Number: SPO:

Company Name	Date	Employee	Employee Name	Contract Id	Vendor Account
A. A. BOOS & SONS INC	20110222	69528	[REDACTED]	CW24495	10002
A. A. BOOS & SONS INC	20110222	69551	[REDACTED]	CW24495	10002
A.A. BOOS & SONS INC	20110222	69552	[REDACTED]	CW24495	10002
A.A. BOOS & SONS INC	20110222	69564	[REDACTED]	CW24495	10002
A.A. BOOS & SONS INC	20110222	69537	[REDACTED]	CW24495	10002
A.A. BOOS & SONS INC	20110222	777002	[REDACTED]	CW24495	10002

ADVANCED SPECIALTY CONTRACTORS	20110222	1027635	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69331	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	793172	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69347	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1063105	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1707227	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	779788	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1355193	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	68544	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69332	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69359	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1109977	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1406580	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69342	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69366	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	787919	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	1704244	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69341	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69383	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69387	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	783366	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69336	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69525	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69348	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	69362	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	779909	[REDACTED]	13922	10006
ADVANCED SPECIALTY CONTRACTORS	20110222	958155	[REDACTED]	13922	10006

BRAND SCAFFOLD BUILDERS, INC.	20110222	968846	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	1651192	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	1703407	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	69231	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	853124	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	868009	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	970172	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	68632	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	69230	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	764753	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	776755	[REDACTED]	CW21936	10061
BRAND SCAFFOLD BUILDERS, INC.	20110222	779199	[REDACTED]	CW21936	10061

Attachment to Schedule 6.5.1.1

Independent Contractors

Company Name	Date	Employee	Employee Name	Contract Id	Vendor Account
BRAND SCAFFOLD BUILDERS, INC.	20110222	895822	[REDACTED]	CW21936	10061

CONAM INSPECTION & ENGINEERING SERVICES	20110222	69801	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	764623	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	764625	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	966503	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	990832	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	949042	[REDACTED]	NER15939	10094
CONAM INSPECTION & ENGINEERING SERVICES	20110222	1703661	[REDACTED]	NER15939	10094

DIAMOND INSPECTION SERVICES	20110222	69806	[REDACTED]	14452	11740
DIAMOND INSPECTION SERVICES	20110222	69701	[REDACTED]	14452	11740
DIAMOND INSPECTION SERVICES	20110222	1704178	[REDACTED]	14452	11740
DIAMOND INSPECTION SERVICES	20110222	922509	[REDACTED]	14452	11740

GREENSWEEP INC.	20110222	1195063	[REDACTED]	CW28829	11827
GREENSWEEP INC.	20110222	1663931	[REDACTED]	CW28829	11827
GREENSWEEP INC.	20110222	69649	[REDACTED]	CW28829	11827
GREENSWEEP INC.	20110222	818941	[REDACTED]	CW28829	11827
GREENSWEEP INC.	20110222	1040184	[REDACTED]	CW28829	11827

HENNING USU	20110222	1703930	[REDACTED]	CW24025	10854
HENNING USU	20110222	69399	[REDACTED]	CW24025	10854
HENNING USU	20110222	1652032	[REDACTED]	CW25931	10854
HENNING USU	20110222	69398	[REDACTED]	CW25931	10854

HYDROCHEM INDUSTRIAL SERVICES	20110222	13687	[REDACTED]		10117
HYDROCHEM INDUSTRIAL SERVICES	20110222	1703389	[REDACTED]		10117
HYDROCHEM INDUSTRIAL SERVICES	20110222	1704363	[REDACTED]		10117
HYDROCHEM INDUSTRIAL SERVICES	20110222	1704364	[REDACTED]		10117
HYDROCHEM INDUSTRIAL SERVICES	20110222	1704808	[REDACTED]		10117

INDUSTRIAL POWER SYSTEMS, INC.	20110222	1145968	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	1704158	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	69479	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	764645	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	779184	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	845455	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	68556	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	1703459	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	1703460	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	69425	[REDACTED]	CW23251	10839
INDUSTRIAL POWER SYSTEMS, INC.	20110222	764390	[REDACTED]	CW23251	10839

JEFFERS CRANE	20110222	876981	[REDACTED]	CW24301	10215
JEFFERS CRANE	20110222	877041	[REDACTED]	CW24301	10215

JOB1USA	20110222	1439283	[REDACTED]	CW15893	0
JOB1USA	20110222	1696579	[REDACTED]	CW15893	0
JOB1USA	20110222	68313	[REDACTED]	CW15893	0
JOB1USA	20110222	858078	[REDACTED]	CW15893	0
JOB1USA	20110222	951231	[REDACTED]	CW15893	0
JOB1USA	20110222	951232	[REDACTED]	CW15893	0

Attachment to Schedule 6.5.1.1

Independent Contractors

Company Name	Date	Employee	Employee Name	Contract Id	Vendor Account
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	69598	[REDACTED]		10254
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	68291	[REDACTED]	CW26378	10254
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	69597	[REDACTED]	CW26378	10254
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	69605	[REDACTED]	CW26378	10254
MIDDOUGH CONSULTING ASSOCIATES, INC.	20110222	788680	[REDACTED]	CW26378	10254

P&W PAINTING	20110222	764594	[REDACTED]	14569	10292
P&W PAINTING	20110222	788325	[REDACTED]	14569	10292
P&W PAINTING	20110222	1020918	[REDACTED]	14569	10292
P&W PAINTING	20110222	1662318	[REDACTED]	14569	10292
P&W PAINTING	20110222	779430	[REDACTED]	14569	10292

PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1659696	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	68725	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1070543	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	69288	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	68719	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1703966	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1706404	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	776130	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	68731	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	786764	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1659693	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1703970	[REDACTED]	CW20873	11531
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	1706403	[REDACTED]	CW20873	11581
PSC INDUSTRIAL OUTSOURCING OF MICHIGAN INC.	20110222	68709	[REDACTED]	CW20873	11581

RMF NOOTER, INC.	20110222	68635	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	964199	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	69692	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68576	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	771308	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	778283	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	939353	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1448413	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	776074	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	894197	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	764679	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	780890	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1661761	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	764541	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	886526	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1703044	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1598722	[REDACTED]	14497	11554

Attachment to Schedule 6.5.1.1

Independent Contractors

Company Name	Date	Employee	Employee Name	Contract Id	Vendor Account
RMF NOOTER, INC.	20110222	68602	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1706416	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68594	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68704	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	836503	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1544670	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68574	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	764434	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	778880	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68564	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1159892	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1701925	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68578	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1598726	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	785039	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68569	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68567	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1056338	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68572	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68601	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	778980	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	834852	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1038993	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1039030	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1492200	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1547286	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68640	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68650	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	788835	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	789036	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1466764	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1466775	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	764729	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	872263	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1014676	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1109971	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1704406	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	68616	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	69404	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	69467	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1131869	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1451421	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	69232	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	853120	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1549895	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	779918	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	964197	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	1364941	[REDACTED]	14497	11554
RMF NOOTER, INC.	20110222	955021	[REDACTED]	14497	11554

WICKS &ASSOC. LLC,	20110222	783025	[REDACTED]	CW15989	0
WICKS &ASSOC. LLC,	20110222	989749	[REDACTED]	CW15989	0

ZeroChaos	20110222	785861	[REDACTED]	CW26417	0

Attachment to Schedule 6.5.1.1

Independent Contractors

Company Name	Date	Employee	Employee Name	Contract Id	Vendor Account
ZeroChaos	20110222	67379	[REDACTED]	CW26417	0
ZeroChaos	20110222	67478	[REDACTED]	CW26417	0
ZeroChaos	20110222	69699	[REDACTED]	CW26417	0
ZeroChaos	20110222	778256	[REDACTED]	CW26417	0
ZeroChaos	20110222	68494	[REDACTED]	CW26417	0
ZeroChaos	20110222	68495	[REDACTED]	CW26417	0
ZeroChaos	20110222	775734	[REDACTED]	CW26417	0
ZeroChaos	20110222	780029	[REDACTED]	CW26417	0
ZeroChaos	20110222	1698983	[REDACTED]	CW26417	0
ZeroChaos	20110222	1704057	[REDACTED]	CW26417	0
ZeroChaos	20110222	1704106	[REDACTED]	CW26417	0
ZeroChaos	20110222	68334	[REDACTED]	CW26417	0
ZeroChaos	20110222	69433	[REDACTED]	CW26417	0
ZeroChaos	20110222	868024	[REDACTED]	CW26417	0
ZeroChaos	20110222	787961	[REDACTED]	CW26417	0
ZeroChaos	20110222	69754	[REDACTED]	CW26417	0
ZeroChaos	20110222	1216209	[REDACTED]	CW26417	0
ZeroChaos	20110222	785684	[REDACTED]	CW26417	0
ZeroChaos	20110222	764674	[REDACTED]	CW26417	0
ZeroChaos	20110222	68331	[REDACTED]	CW26417	0
ZeroChaos	20110222	68332	[REDACTED]	CW26417	0
ZeroChaos	20110222	68333	[REDACTED]	CW26417	0
ZeroChaos	20110222	1411716	[REDACTED]	CW26417	0
ZeroChaos	20110222	824670	[REDACTED]	CW26417	0
ZeroChaos	20110222	1695521	[REDACTED]	CW26417	0
ZeroChaos	20110222	789064	[REDACTED]	CW26417	0
ZeroChaos	20110222	778650	[REDACTED]	CW26417	0
ZeroChaos	20110222	1002374	[REDACTED]	CW26417	0
ZeroChaos	20110222	69780	[REDACTED]	CW26417	0
ZeroChaos	20110222	68555	[REDACTED]	CW26417	0
ZeroChaos	20110222	69632	[REDACTED]	CW26417	0
ZeroChaos	20110222	930769	[REDACTED]	CW26417	0
ZeroChaos	20110222	68290	[REDACTED]	CW26417	0
ZeroChaos	20110222	69757	[REDACTED]	CW26417	0
ZeroChaos	20110222	806985	[REDACTED]	CW26417	0
ZeroChaos	20110222	840588	[REDACTED]	CW26417	0

Revision Date: February 22, 2011 Print Date: February 22, 2011

Valid only at time of printing. The most recent version of this report is available from the TRACK Reporting System Page 2 of 2

Schedule 6.5.2

Employee Offers

See attached.

45

Attachment to Schedule 6.5.2

Employee Offers

Toledo Employment Status	Schedule 6.5.2

Offers Extended

Last Name	First	Date	Title	Accepted	Declined
[REDACTED]	[REDACTED]	1/10/2011	Ops Manager	1/11/2011
[REDACTED]	[REDACTED]	1/10/2011	Tech Manager	1/10/2011
[REDACTED]	[REDACTED]	1/10/2011	Environmental Lead	1/12/2011
[REDACTED]	[REDACTED]	1/10/2011	HR Manager	1/13/2011
[REDACTED]	[REDACTED]	1/10/2011	Economics & Planning Mgr	1/17/2011
[REDACTED]	[REDACTED]	1/10/2011	Public Relations	1/18/2011
[REDACTED]	[REDACTED]	1/10/2011	HR Advisor	1/11/2011
[REDACTED]	[REDACTED]	1/13/2011	Nurse	1/17/2011
[REDACTED]	[REDACTED]	1/13/2011	Nurse	1/17/2011
[REDACTED]	[REDACTED]	1/13/2011	Planning & Scheduling Superintendent	1/14/2011
[REDACTED]	[REDACTED]	1/13/2011	Rotating Equipment Superintendent	1/18/2011
[REDACTED]	[REDACTED]	1/13/2011	Area Execution Superintendent	1/18/2001
[REDACTED]	[REDACTED]	1/13/2011	Project Engineering Superintendent	1/13/2011
[REDACTED]	[REDACTED]	1/13/2011	Projects & Reliability Manager	1/13/2011
[REDACTED]	[REDACTED]	1/13/2011	Area Manager	1/17/2011
[REDACTED]	[REDACTED]	1/13/2011	Area Manager	1/13/2011
[REDACTED]	[REDACTED]	1/13/2011	Inspection Superintendent	1/14/2011
[REDACTED]	[REDACTED]	1/13/2011	Tech Support Lead	1/17/2011		Resigned 1/31/11
[REDACTED]	[REDACTED]	1/13/2011	Lab Superintendent	1/14/2011
[REDACTED]	[REDACTED]	1/13/2011	Process Control Lead	1/14/2011
[REDACTED]	[REDACTED]	1/13/2011	Project Design Lead	1/17/2011
[REDACTED]	[REDACTED]	1/13/2011	Health Safety & Security Team Lead	1/17/2011
[REDACTED]	[REDACTED]	1/13/2011	Security Lead	1/14/2011
[REDACTED]	[REDACTED]	1/24/2011	Admin Assistant	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Cost Analyst	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Fixed Equipment Engineer
[REDACTED]	[REDACTED]	1/24/2011	Fixed Equipment Engineer	1/28/2011
[REDACTED]	[REDACTED]	1/24/2011	Rotating Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Analyzer Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Contract Administrator	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Contract Administrator	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Training Coordinator	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Fixed Equipment Engineer	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Rotating Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Lead Fixed Equipment Engineer

Attachment to Schedule 6.5.2

Employee Offers

Offers Extended

Last Name	First	Date	Title	Accepted	Declined
[REDACTED]	[REDACTED]	1/24/2011	Rotating Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Equipment Coordinator	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Maintenance Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Scheduler	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Fab Shop Foreman
[REDACTED]	[REDACTED]	1/24/2011	Contract Administrator	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Field Execution Foreman	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Electrical Foreman	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Instrument Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Field Execution Foreman	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Maintenance Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Electrical Planner	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Maintenance Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Maintenance Planner	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Rotating Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Electrical Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Fixed Equipment Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Admin Assistant	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Superintendent	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Superintendent	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Superintendent	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Superintendent	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Superintendent	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Superintendent	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Superintendent	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Superintendent	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Process Center Admin
[REDACTED]	[REDACTED]	1/24/2011	Office Assistant	on leave
[REDACTED]	[REDACTED]	1/24/2011	Office Assistant	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	HR Advisor	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Taining Coordinator	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Operations Planner	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	PSM Coordinator	1/25/2011

Attachment to Schedule 6.5.2

Employee Offers

Offers Extended

Last Name	First	Date	Title	Accepted	Declined
[REDACTED]	[REDACTED]	1/24/2011	PSM Coordinator	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Blender	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Shift Supervisor	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Adv Control Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Contract Administrator	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Lead Area Inspector	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	RBMI Coordinator	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Area Inspector	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Chemist	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Chemist	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Chemist
[REDACTED]	[REDACTED]	1/24/2011	Analytical Supervisor
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Lab Analyst	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Chemist	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Quality Control Coordinator	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Quality Control Coordinator	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Tech Support Engineer	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Energy Coordinator	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	E & I Project Engineer	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Control Systems Specialist	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Control Systems Specialist	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Scheduler	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Environmental Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Environmental Engineer	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Environmental Engineer	1/24/2011

Attachment to Schedule 6.5.2

Employee Offers

Offers Extended

Last Name	First	Date	Title	Accepted	Declined
[REDACTED]	[REDACTED]	1/24/2011	Environmental Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Environmental Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	PSM Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	PSM Lead	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Admin Assistant	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Security & ER Shift Supv	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Security & ER Shift Supv	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Security & ER Shift Supv	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Industrial Hygienist	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Safety Specialist	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Financial Analyst	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Applications Analyst	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Applications Analyst	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Infrastructure/Helpdesk	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Warehouse Supervisor	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Construction Supervisor	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Drafting Supervisor	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Estimator	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	E & I Project Engineer	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer Supervisor	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	E & I Project Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Controls Lead	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Project Engineer	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Admin Assistant	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Process Design Engineer	1/26/2011
[REDACTED]	[REDACTED]	1/24/2011	Process Design Engineer	1/27/2011
[REDACTED]	[REDACTED]	1/24/2011	Medical Admin Asst	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Exec Admin Assistant	1/25/2011
[REDACTED]	[REDACTED]	1/24/2011	Safety Specialist	1/24/2011
[REDACTED]	[REDACTED]	1/24/2011	Safety Specialist	1/25/2011
[REDACTED]	[REDACTED]	1/26/2011	Reliability Superintendent
[REDACTED]	[REDACTED]	1/27/2011	Transportation Coordinator	1/27/2011
[REDACTED]	[REDACTED]	1/28/2011	Domestic Crude Scheduler-Parsippany

Attachment to Schedule 6.5.2

Employee Offers

Offers not Extended

Last Name	First Name	Position

[REDACTED]	[REDACTED]	Refinery Manager

[REDACTED]	[REDACTED]	HR Mgr and Sr Counsel

[REDACTED]	[REDACTED]	Shift Supervisor

[REDACTED]	[REDACTED]	Shift Supervisor

[REDACTED]	[REDACTED]	Sr Planner/Sched

[REDACTED]	[REDACTED]	Assoc Sr Heal/Saf Spec/CA

[REDACTED]	[REDACTED]	Assoc Sr Proj Engr

[REDACTED]	[REDACTED]	Mgr Fuels Qual Monitor & Suppo

[REDACTED]	[REDACTED]	Whlse Mkt Area Sales Rep III

[REDACTED]	[REDACTED]	Refinery Fin Anal

[REDACTED]	[REDACTED]	Contract Administrator

[REDACTED]	[REDACTED]	Maintenance Manager	Transition Services -Temp

[REDACTED]	[REDACTED]	Electrical/lnstrum Supt

[REDACTED]	[REDACTED]	OPS Planner

[REDACTED]	[REDACTED]	Supt Maint (Refinery)

Schedule 6.5.9

Welfare and Other Non-Pension Fringe Benefits

1.	Health

a.	Medical

b.	Prescription drug

c.	Dental

d.	Vision

e.	Flexible Spending Accounts (Health and Dependent Care)

2.	Welfare

a.	Life and AD&D Insurance

b.	Short Term Disability

c.	Long Term Disability

d.	Employee Assistance Program

3.	Other

a.	401(k)

b.	Vacation

46

Schedule 6.6.3.2

Non-Assignable IP

1.	Manufacturing Applications

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-844	Active Directory Web Service	Shared Web Service For Accessing User Data from the Active Directory	Controls functional security within all R&S Comm applications	Custom App

RS&C-860	Email Web Service	Email service that is integrated into all manufacturing applications that require programmatic email generation	Email service that is integrated into all manufacturing applications that require programmatic email generation	Custom App

RS&C-866	Laboratory Quality Control	Application used to report and monitor daily activity within the laboratory environment	Application used to report and monitor daily activity within the laboratory environment	Custom App

RS&C-867	Laboratory Shift Reports	Electronic distribution of laboratory quality result during any given shift	Electronic distribution of laboratory quality result during any given shift	Custom App

RS&C-871	Lims Lab Request	Application used to submit request to the laboratory supervisor	Application used to submit request to the laboratory supervisor	Custom App

RS&C-872	Lims Portal	Application used to interface with third party purchased LIMS database data	Application used to interface with third party purchased LIMS database data	Custom App

RS&C-876	Shift reporting	Shift report production numbers	Reports shift production numbers	Custom App

RS&C-882	Pi Digital Management Control (DMC)	Provides process engineers with the aplity to produce custom Pi tag reports used in facility management.	Reports status of DMC controllers at the refineries	Custom App

RS&C-887	Quality DB	DB used to monitor quality issues within the laboratory environment	DB used to monitor quality issues within the laboratory environment	Custom App

RS&C-513	AES - Aspen Batch SEP 2006	Process Modeling Tool	Process Engineering	Token

RS&C-514	AES - Aspen Custom Modeler 2006	Process Modeling Tool	Process Engineering	Token

RS&C-515	AES - Aspen Dynamics 2006	Process Modeling Tool	Process Engineering	Token

RS&C-516	AES - Aspen HTFS+ 2006	Process Modeling Tool	Process Engineering	Token

RS&C-517	AES - Aspen HX- Net 2006	Process Modeling Tool	Process Engineering	Token

47

Schedule 6.6.3.2

Non-Assignable IP

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-518	AES - Aspen Hydrocracker 2006	Process Modeling Tool	Process Engineering	Token

RS&C-519	AES - Aspen Hysys 2006	Process Modeling Tool	Process Engineering	Token

RS&C-520	AES - Aspen Plus 2006	Process Modeling Tool	Process Engineering	Token

RS&C-522	AES - Aspen Simulation Workbook 2006	Process Modeling Tool	Process Engineering	Token

RS&C-523	AES- Aspen Sunoco Hydrocracker Model	Process Modeling Tool	Process Engineering	Token

RS&C-534	AMS - Aspen Calc	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-536	AMS - Aspen IQ Desktop	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-537	AMS - Aspen Watch Inspector	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-538	AMS - Aspen Watch Process Explorer	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-539	AMS - Production Control Web Services	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-540	AMS Core	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-545	Aspen DMCPlus Desktop	Advanced process control offline modeling/design tool	Advanced Process Control	Token

RS&C-546	Aspen Graphic Console System	Advanced process control offline modeling/design tool	Advanced Process Control	Token

RS&C-547	Aspen PIMS 2006	Crude Optimization Tool	Planning & Scheduling	Token

RS&C-548	Aspen Report Writer	Report writer (works with PIMS)	Planning & Scheduling	Token

RS&C-552	AspenOne - AES -Aspen RefSYS	Advanced process control desktop tool	Advanced Process Control	Token

RS&C-553	AspenOne - Aspen Icarus-Kbase 2006.5	Capital project equipment / unit construction estimating tool	Process Engineering	Token

RS&C-554	AspenOne SLM Tools	License Key Driver	Systems Tool	Token

RS&C-558	AutoCAD	Computer Aided Design Tool	Design & Drafting	Concurrent

48

Schedule 6.6.3.2

Non-Assignable IP

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-563	Autodesk Raster Design	Raster-Vector hybrid drawing management plug in for AutoCAD	Design & Drafting	Concurrent

RS&C-566	Berwanger PPM PPDS	Relief valve sizing tool & management database	Process Engineering	Unlimited

RS&C-576	Caesar II	Piping network stress calculation tool	Process Engineering	Concurrent

RS&C-600	DNV Software PHAST	Release dispersion modeling tool	HES&S	Seat

RS&C-645	H-CAMS	Crude Optimization Tool	Planning & Scheduling	Concurrent

RS&C-662	Imagenation	Engineering drawing viewer & markup tool	Systems Tool	Concurrent

RS&C-664	Industry Standards (I.H.S.)	Industry Standard subscription service	Process Engineering	Unlimited

RS&C-681	MobiControl	Mobile device management and inventory software. Used for Marlin, LeakDAS, Tiscor and other windows mobile devices.	Systems Tool	Seat

RS&C-712	PV-Elite	Vessel nozzel stress calculator	Process Engineering	Concurrent

RS&C-737	SKF Machine Suite	Operator Driven Reliability tool. Works with the Marlin handheld for equipment monitoring and operator inspections.	Operator Excellence	Seat

RS&C-758	VCEDamage	Damage assessment tool	Mechanical Integrity	Unlimited

RS&C-759	VCESage	Corrosion analysis tool	Mechanical Integrity	Unlimited

RS&C-761	VIM CEMLINK5 Client	Continuous emissions monitoring gateway	HES&S	Seat

RS&C-767	Welding Pro Write	Welder certification tracking database	Mechanical Integrity	Unlimited

RS&C-803	Labatory Quality Control	Quality control system for Labatory	Lab information management	Custom App

RS&C-804	Laboratory Shift Reports	Shift Reporting System for LABs	Lab information management	Custom App

RS&C-805	LIMS Fax	LIMS CofA Faxing	Lab information management	Custom App

RS&C-806	Lims Portal	AD-HOC Query Tool for Reporting LAB Data from the LIMS System	Lab information management	Custom App

RS&C-807	Lims Web Services	Shared Web Service for accessing LIMS Data	Lab information management	Custom App

49

Schedule 6.6.3.2

Non-Assignable IP

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-808	LimsBrowser	Adhoc query tool to access LIMS data - used by operators, engineers, and others outside the lab	Lab information management	Custom App

RS&C-813	R&S Electronic Permit System	EPS for all of R&S	Maintenance & Safety	Custom App

RS&C-814	Calc Browse Web Service	Web Service for accessing calculations used in Plant Historian Calculation Engine	Operational Data	Custom App

RS&C-815	77 Various PI Interfaces	Interfaces to PI System	Operational Data	Custom App

RS&C-820	Pi Area Log Service	Manual Entry system for writing values to Pi Historian	Operational Data	Custom App

RS&C-821	Pi Calc Browser	Portal for viewing Calculations and Data From Pi	Operational Data	Custom App

RS&C-823	Pi Dynamic Matrix Control (DMC)	Portal for creating DMC Screens for PI Control Systems	Operational Data	Custom App

RS&C-824	Pi Graphic Portal	Portal for viewing realtime plant data from PI	Operational Data	Custom App

RS&C-826	Process Book Web Services	Shared Web Service for handling process book real time graphics	Operational Data	Custom App

RS&C-833	NWA Quality Analyst LANpa	Statistical SQC package used by LIMS and lab	Trending / Reporting	Seat

RS&C-834	NWA Quality Analyst Web	Statistical SQC package used by LIMS and lab	Trending / Reporting	Seat

RS&C-838	Advisor	Aspentech Yield Accounting System	Yield Accounting	Token

RS&C-839	Advisor Oil Movement (extract)	Reporting System for Oil Movements	Yield Accounting	Token

RS&C-840	Aspen Process Data	Prerequisite for Advisor	Yield Accounting	Token

RS&C-780	HCAMS	Crude Assay Data used in PIMS and SCOPES	Optimization	Unlimited

RS&C-784	PIMS	Refinery Optimization (LP) Software	Refinery Optimization	Token

RS&C-898	eMOC.net	Electronic Management of Change	OSHA/OEMS Mandated application used to track Process/Design changes	Custom App

50

Schedule 6.6.3.2

Non-Assignable IP

App ID #	Application Name	Application Description	Functional Area	License Type
RS&C-899	EMPAC Crystal Report Viewer	Asset Management Reporting System	Dot Net App used as a portal to run Empac Crystal Reports	Custom App

RS&C-901	PHA Works	Process Hazard Analysis Software	HES Studies	Seat

RS&C-908	Immpower SP	Turnaround Projects Planning and Scheduling Tool	Turnaround Planning, Scheduling, Execution	Seat

RS&C-909	SEHIT (Sun Equipment Work History)	Rotating Equipment Work History	Rotating, Fixed, and E&I Equipment Tracking	Custom App

RS&C-920	Primavera Project Planner	Capital Projects Planning and Scheduling Tool	Capital Portfolio Management	Seat

RS&C-923	Contractor Tank Database System -CTDMS	Tank Inspection System for Contractor Owned Tanks	Contractor Tank Inspection Management	Custom App

RS&C-925	Tank Database Management System - TDMS	Tank Inspection System for Sunoco Owned Tanks	Sunoco Owned Tank Inspection Management	Custom App

RS&C-926	Lost Profit Opportunity Database	Reporting lost profit opportunities and calculating financial impact	Report Production Incidents where Profit Opportunity was lost	Custom App

RS&C-927	CostCap	Project Cost Control Warehouse and Webfocus Reporting	Capital Project Cost Controls, Turnaround Maintenance	Custom App

2.	Infrastructure

Application Name	Comment	Location of Server
Easylink Fax Service	Enterprise wide electronic fax service	Multiple

51

Schedule 6.7.1

Credit Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount		Expiration Date	other/product
BP Products North America Inc. / BP Oil Supply Co. / BP Singapore Pte. Ltd. / BP Shipping Ltd. / BP Canada Energy Trading Co. / BP Canada Energy Marketing Corp.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo and Northeast	[REDACTED	]	12/31/2013	purchase, sale, transportation, or exchange of crude oil, petroleum products, other commodities, and financial derivatives
Canadian Natural Resources	Sunoco Inc.	Sunoco Inc. (R&M)	Toledo and Northeast	[REDACTED	]	11/9/2012	contracts, agreements, dealings, arrangements and/or trade relationships
Canadian Oil Sands Marketing Inc, Canadian Oil Sands Ltd	Sunoco Inc.	Sunoco Inc. (R&M)	Toledo and Northeast	[REDACTED	]	12/31/2010	purchase, sale, transportation, or exchange of crude oil or similar products
Chevron U.S.A. Inc. and various Divisions, Branches, Subsidiaries, and Affiliated Companies	Sunoco Inc.	Sunoco Inc. (R&M), Sun International Limited	Toledo and Northeast	[REDACTED	]	written notice	purchase of crude oil and/or petroleum products
ConocoPhillips (UK) Ltd, ConocoPhillips Ltd, ConocoPhillips Petroleum Co. U.K. Ltd, Conoco Phillips Co., ConocoPhillips International Inc	Sunoco Inc.	Sun International Limited, Sunoco Inc. (R&M)	Toledo and Northeast	[REDACTED	]	12/31/2010	energy related commodity transactions
Dufour Petroleum L.P. & Enbridge Energy Marketing LLC	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED	]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products
ExxonMobil Corp.	Sunoco Inc.	Sunoco Inc (R&M) and “Other Counterparty Affiliates”	Toledo and Northeast	[REDACTED	]	12/31/2010	sale, purchase, or exchange of crude oil, chemical or petroleum products, natural gas and related products
Hess Corp., Hess Energy Trading Co. LLC	Sunoco Inc.	Sunoco Inc (R&M), Sun International Limited	Toledo and Northeast	[REDACTED	]	12/31/2010

Schedule 6.7.1 Credit

Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount		Expiration Date	other/product
Husky Energy Marketing Inc	Sunoco Inc.	Sun International Limited	Toledo and Northeast	[REDACTED	]	written notice	sale, purchase, delivery, or exchange of any or all crude oil, synthetic crude oil, other petro products, natural gas, and other hydrocarbons
Husky Energy Marketing Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED	]	written notice	sale, purchase, delivery, or exchange of any or all crude oil, synthetic crude oil, other petro products, natural gas, and other hydrocarbons
J.P. Morgan Ventures Energy Corp; J.P. Morgan Chase Bank N. A.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED	]	9/15/2013	numerous transactions (see actual document)
Marathon Oil Corp.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo and Northeast	[REDACTED	]	6/23/2011	purchase, sale, or exchange of crude oil, refining feedstock, gasoline, refined products, natural gas, natural gas liquids, electricity & other derivatives
Mercuria Energy Trading SA, Mercuria Trading NV, Mercuria Energy Trading Inc.	Sunoco Inc.	Sun International Limited, Sunoco Inc. (R&M)	Toledo and Northeast	[REDACTED	]	12/31/2011	raw materials/feedstocks
Merrill Lynch Commodities Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED	]	written notice	crude oil/crude oil products
Morgan Stanley Capial Group Inc	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd.	Toledo and Northeast	[REDACTED	]	12/31/2010	purchase, sale, transportation, or exchange of crude oil or similar products
New York Mercantile Exchange	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED	]	written notice

Schedule 6.7.1

Credit Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount	Expiration Date	other/product
Nexen Marketing, Nexen Marketing USA Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED]	12/31/2011	crude oil transactions
Sempra Energy Trading Corp.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED]	written notice
Shell International Petroleum Co. Ltd., Shell Trading International Ltd., Shell International Trading and Shipping Co. Ltd., Shell Trading (US) Co., Shell Western Supply & Trading Ltd.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo and Northeast	[REDACTED]	written notice
Socap International Ltd., Total International Ltd., Atlantic Trading and Marketing Inc., Total Trading and Marketing SA., TOTSA Total Oil Trading SA	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo and Northeast	[REDACTED]	written notice	purchase/sale of crude oil and petroleum products and for commodity price swap and option agreements and other derivative transactions
Suncor Energy Marketing Inc., Suncor Energy Products Inc.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Limited	Toledo and Northeast	[REDACTED]	12/31/2011	sale, delivery, or exchange of crude oil
Trafigura AG	Sunoco Inc.	Sunoco Inc (R&M)	Toledo and Northeast	[REDACTED]	12/31/2010	purchase, sale, transportation, or exchange of crude oil or similar products
Vitol S.A., Vitol S.A. Inc., Vitol Inc.	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo and Northeast	[REDACTED]	12/31/2011	energy derivatives transactions, bookouts and similar intangible energy paper transactions, and physical purchase/exchange contracts

Schedule 6.7.1

Credit Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount	Expiration Date	other/product
Anadarko Petroleum Corp.	Sunoco Inc.	Sunoco Inc. (R&M)	Toledo only	[REDACTED]	12/31/2010	purchase, sale, transportation, or exchange of crude oil or natural gas
Consumers’ Co-operative Refineries Ltd	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products
Eastex Crude Co.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products
Enbridge pipelines Inc., Enbridge Energy LP, Enbridge Pipelines (North Dakota) LLC, Enbridge Pipelines (Ozark) LLC	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	6/30/2014	purchase, sale, or exchange of crude oil and products or services related thereto
Flint Hills Resources LLC	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2010	purchase, sale, or exchange of crude oil
Gavilon LLC	Sunoco Inc.	Sunoco inc. (R&M)	Toledo only	[REDACTED]	written notice	purchase, sale, or exchange of crude oil, natural gas, ethanol and other energy related commodities
Getty Petroleum	Sunoco Inc.	Sunoco Inc. (R&M)	Toledo only	[REDACTED]	12/31/2001	Refined Product (Wholesale Fuels)
Gulfmark Energy Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products
Koch Industries Inc	Sunoco Inc.	Sunoco Inc (R&M), Sun International Ltd	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products

Schedule 6.7.1

Credit Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount	Expiration Date	other/product
Linde Gas North America LLC (as successor in interest to BOC Americas (PCS), Inc.	Sunoco Inc.	Sunoco Inc (R&M	Toledo only	[REDACTED]		All obligations relating to the hydrogen plant
Murphy Crude Oil Marketing Inc., Murphy Oil USA Inc.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	written notice	purchase, sale, transportation, or exchange of crude oil or similar products
NetThruPut Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	written notice
Occidental Energy Marketing Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil, natural gas, natural gas liquids, and condensate
Plains Marketing LP, Plains Marketing Canada LP, Plains Marketing Canada ULC	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil, hydrocarbons, condensate, propane, and natural gas liquids
Talisman Energy Canada	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	N/A	purchase, sale, exchange of crude oil, liquids, or related hydrocarbons
Teppco Partners L.P. (Purchased by Enterprise Products March 2010)	Sunoco Inc.	Sunoco Inc. (R&M)	Toledo only	[REDACTED]	12/31/2011
TexonL.P.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011	purchase, sale, transportation, or exchange of crude oil or similar products
Tidal Energy Marketing (US) LLC	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011
Tidal Energy Marketing Inc	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED]	12/31/2011

Schedule 6.7.1

Credit Support Arrangements

Counterparties Covered (beneficiary)	Guarantor	Contractual Entity Supported	Locations Covered	Amount		Expiration Date	other/product

Tundra Oil & Gas Ltd., Manitoba Limited Co.	Sunoco Inc.	Sunoco Inc (R&M)	Toledo only	[REDACTED	]	12/31/2010	purchase, sale, transportation, or exchange of crude oil or similar products
TWO LLC	Sunoco, Inc.	Sunoco Inc (R&M) and TWO LLC	Toledo only	[REDACTED	]		All payment obligations to TWO LLC and the Indenture Trustee under the Agreement for Wastewater Treatment Plant Acquisition, Ownership, Operation and Maintenance dated June 30, 1998, including those payments related to an Unremedied Default by TWO LLC

Schedule 6.12

Pipelines

1.	SXL is evaluating alternative options for some of its pipeline system for alternative service. Specific segments include the Toledo to Allegheny line and the Toledo to Sarnia line. This potential alternative service is not expected to occur until 2012 or into 2013. Two lines from Toledo to Inkster would remain in product service. Alternative distribution options to these potential changes include the Buckeye system and the Inland pipeline system.

2.	Third Party or SXL common carrier pipelines are set forth below.

Crude:

Canada –

Peace Pipeline Limited

Pembina Pipeline – Drayton and Alberta Oil Sands Pipeline

Rainbow Pipeline Limited

Enbridge Pipeline – Mainline

Husky Mainline

Suncor Mainline

United States –

Belle Fourche Pipeline

Capline Pipeline

Enbridge Pipeline (North Dakota) LLC

Enbridge Pipeline (Ozark) LLC

Enbridge Energy, Limited Partnership (Lakehead)

Enbridge Merchant Pipeline (Cushing)

Enterprise Product Partners LP (Midland and Cushing)

Marathon Pipeline LLC (WoodPat and Eastern Trunk)

MidValley Pipeline

Mesa Pipeline

Plains All American Pipeline LP (Basin and Cushing)

Sunoco Logistics Partners LP (Marysville, Maumee, LEF, Millenium, Nederland Terminal)

West Texas Gulf Pipeline Co.

Products:

Primary –

Sunoco Pipeline L.P.

Line Segment:

Toledo to Allegheny

Toledo Transfer - 12”

53

Schedule 6.12

Pipelines

Toledo Transfer - 8”

Toledo to Sarnia

Toledo to River Rouge

Toledo to Inkster (DSPL)

Fostoria to Inland

Hudson to Akron

Boardman to Youngstown

Products (cont’d) –

Inland Corporation

Line Segments:

Bradley Road to Cleveland

Fostoria to Dayton

Fostoria to Columbus

Toledo to Dayton

Toledo to Columbus

Buckeye Pipe Line Company, L.P.

Line 316 - Toledo to Cleveland / Bradley Road

Line 301 - Toledo Southbound to Cygnet Junction; Cygnet to Coraopolis/Pittsburgh Line Segment also feeds Aurora, Brecksville areas

Line 302 - Toledo Southbound to Lima; Lima is the junction point for deliveries to Columbus, OH (line 401), Huntington (line 402) & Indianapolis, IN (line 402 to 403)

Line 303 - Toledo Northbound into Michigan; Line feed through the Detroit/Wayne Junction area; Wayne Junction feeds Line 203 that delivers to Novi (spur 206), Flint (line 203), Owosso (spur 207), Bay City (spur 208)

Line 304 - Toledo Northbound to Detroit area; line feeds through Wayne Junction to Detroit, Dearborn and Woodhaven areas

Origin: Chicago Area

Line 01 - E. Chicago or E. Hammond to Lima; Once product is in Lima Buckeye has the option to move to the aforementioned locations via Lima outbound lines

Origin: Lima

Line 401 - to the Columbus area

Line 411 - northbound to the Toledo York Street Station (this will then follow the Toledo 303 delivery patterns)

Line 413 - northbound to the Toledo York Street Station (this will then follow the Toledo 304 delivery patterns)

54

Schedule 6.12

Pipelines

Line 406 - northbound to Cygnet for delivery into Line 415 for shipments to Brecksville, Aurora or Coraopolis/Pittsburgh areas.

Origin: Woodhaven

Line 201 - outbound to Wayne Junction for delivery Line 203 - to Novi (spur 206), Flint (line 203), Owosso (spur 207), Bay City (spur 208)

Origin: Joan Junction

Line 205 - outbound to Wayne Junction from SPL’s Inkster Station for delivery Line 203 - to Novi (spur 206), Flint (line 203), Owosso (spur 207), Bay City (spur 208)

Norco PL System:

Currently a West to East system that terminates in Bryant, OH.

Secondary –

Enterprise TE Products Pipeline Company LLC - Texas to Midwest and Northeast U.S.

Explorer Pipeline Company - Gulf Coast to Chicago/Hammond

Wolverine Pipe Line Company - Chicago to Detroit

55

Schedule 7.1.6

Conditions to the Obligations of Buyer; Consents

1.	Consent to the assignment of that certain Agreement for Wastewater Treatment Plant Acquisition, Ownership, Operation and Maintenance dated as of June 30,1998 and all agreements related thereto by Two LLC and Indenture Trustee (as defined in such Agreement).

2.	Receipt of any material Licenses and Permits, including material Environmental Permits, if the absence of such receipt by Buyer at Closing is a knowing or willful violation of Law.

56

Schedule 7.2.6

Conditions to the Obligations of Seller; Consents

None.

57